UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WIRELESS TELECOM GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 28, 2023

Dear Shareholders of Wireless Telecom Group, Inc.:

You are cordially invited to attend a Special Meeting (which we refer to as the “Special Meeting”) of the shareholders of Wireless Telecom Group, Inc. (which we refer to as “WTT,” “we,” “us,” “our,” and the “Company”). The Special Meeting will be held virtually via the Internet on August 2, 2023 beginning at 9 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only via live webcast. There will not be a physical meeting location. You will be able to attend the Special Meeting online and vote your shares electronically by visiting http://www.virtualshareholdermeeting.com/WTT2023SM (which we refer to as the “Special Meeting website”).

At the Special Meeting, you will be asked to consider and vote upon (1) a proposal to approve the Agreement and Plan of Merger, dated as of May 24, 2023, as amended, and as may be further amended from time to time (which we refer to as the “merger agreement”), by and among WTT, Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Parent (“Merger Sub”) (Parent and Merger Sub are sometimes collectively referred to as the “Parent Entities” and individually as a “Parent Entity”), pursuant to which, if the merger is consummated, Merger Sub will merge with and into WTT (which we refer to as the “merger”), and WTT will continue as the surviving corporation and a wholly-owned subsidiary of Parent, (2) a proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement (which we refer to as the “compensation advisory proposal”) and (3) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the merger agreement (which we refer to as the “adjournment proposal”).

If the merger is completed, you will be entitled to receive $2.13 in cash, without interest and less applicable withholding taxes, for each share of WTT common stock, par value $0.01 per share (which we refer to as “WTT common stock”), you own.

The board of directors of WTT (which we refer to as the “WTT board of directors”) has unanimously (a) determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to, and in the best interests of, WTT and its shareholders, (b) approved the execution and delivery by WTT of the merger agreement, the performance by WTT of its covenants and agreements contained in the merger agreement and the consummation of the merger and other transactions contemplated by the merger agreement upon the terms and subject to the conditions set forth in the merger agreement, (c) recommended that the shareholders of WTT approve the merger agreement, and (d) directed that the proposal to approve the merger agreement be submitted to a vote of WTT shareholders. The WTT board of directors unanimously recommends that you vote (1) “FOR” the approval of the merger agreement, (2) “FOR” the compensation advisory proposal and (3) “FOR” the adjournment proposal.

All WTT shareholders of record at the close of business on June 27, 2023, the record date for the Special Meeting, are welcome to attend the Special Meeting via the Special Meeting website. Every shareholder’s vote is important to us, so it is important that your shares are represented at the Special Meeting whether or not you plan to attend via the Special Meeting website. To ensure that you will be represented, please promptly vote by submitting the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. You will also be able to attend the Special Meeting online and vote your shares electronically by visiting the Special Meeting website. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. If you attend the Special Meeting and vote via the Special Meeting website, your vote will revoke any proxy that you have previously submitted. If you hold your shares in street name, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee.

The enclosed proxy statement provides detailed information about the Special Meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the WTT board of directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about WTT from documents we file with the Securities and Exchange Commission (which we refer to as the “SEC”) from time to time.

Your vote is very important, regardless of the number of shares of WTT common stock that you own. We cannot consummate the merger unless the merger agreement is approved by the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon. The failure of any shareholder to vote by ballot via the Special Meeting website, to submit a signed proxy card or to grant a proxy electronically over the Internet or by telephone or an abstention from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement. If you hold your shares in street name, the failure to instruct your broker, bank or other nominee on how to vote your shares similarly will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

If you have any questions or need assistance voting your shares of WTT common stock, please contact our proxy solicitor, Advantage Proxy, Inc., at PO Box 13581, Des Moines, WA 98198, Attention: Karen Smith, or toll free at (877) 870-8565 or collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.

On behalf of the WTT board of directors, management and employees of WTT, thank you for your continued support of WTT and we appreciate your consideration of this matter.

Sincerely,

Michael Kandell

Secretary

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated June 28, 2023 and, together with the enclosed form of proxy card, is first being mailed to shareholders of record of WTT on or about June 28, 2023.

Wireless Telecom Group, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting (which we refer to as the “Special Meeting”) of the shareholders of Wireless Telecom Group, Inc. (which we refer to as “WTT,” “we,” “us,” “our,” and the “Company”), is to be held virtually via the Internet on August 2, 2023 beginning at 9 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live webcast. There will not be a physical meeting location. You will be able to attend the Special Meeting online and vote your shares electronically by visiting http://www.virtualshareholdermeeting.com/ WTT2023SM (which we refer to as the “Special Meeting website”). The Special Meeting will be held for WTT shareholders to consider and vote upon the following proposals:

1.	to approve the Agreement and Plan of Merger, dated as of May 24, 2023, as amended, and as may be further amended from time to time (which we refer to as the “merger agreement”), by and among WTT, Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Parent (“Merger Sub”) (Parent and Merger Sub are sometimes collectively referred to as the “Parent Entities” and individually as a “Parent Entity”), pursuant to which, if the merger is consummated, Merger Sub will merge with and into WTT (which we refer to as the “merger”), and WTT will continue as the surviving corporation and a wholly-owned subsidiary of Parent;

2.	to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement (which we refer to as the “compensation advisory proposal”); and

3.	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal to approve the merger agreement (which we refer to as the “adjournment proposal”).

Your vote is very important, regardless of the number of shares that you own. We cannot consummate the merger unless, among other things, the proposal to approve the merger agreement is approved by the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock, par value $0.01 per share (which we refer to as the “WTT common stock”), entitled to vote thereon.

Even if you plan to attend the Special Meeting via the Special Meeting website, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy or voting instructions by telephone or the Internet prior to the Special Meeting to ensure that your shares of WTT common stock will be represented and voted at the Special Meeting if you are unable to attend via the Special Meeting website.

Proposal 1: For WTT to consummate the merger, shareholders holding at least a majority of the shares of WTT common stock issued and outstanding at the close of business on the record date and entitled to vote must be present at the Special Meeting, either in person or by proxy, to constitute a quorum, and the approval of the merger agreement requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon assuming a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise and, similarly, will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

Proposal 2: The approval, on a non-binding advisory basis, of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting so long as a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the compensation advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the outcome of the vote on the compensation advisory proposal.

Proposal 3: The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting, whether or not a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the adjournment proposal.

Only shareholders of record as of the close of business on June 27, 2023, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. As required by New Jersey law, a list of shareholders entitled to vote at the Special Meeting will be available during the Special Meeting.

The enclosed proxy statement provides detailed information about the Special Meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to this proxy statement. This proxy statement also describes the actions and determinations of the board of directors of WTT (which we refer to as the “WTT board of directors”) in connection with its evaluation of the merger agreement and the merger. We encourage you to read this proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about WTT from documents we file with the U.S. Securities and Exchange Commission from time to time. If you have any questions concerning the merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of WTT common stock, please contact our proxy solicitor:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attention: Karen Smith

Call toll free at (877) 870-8565 or collect at (206) 870-8565

Email to ksmith@advantageproxy.com

The WTT board of directors unanimously recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the compensation advisory proposal and (3) “FOR” the adjournment proposal.

By Order of the Board of Directors,

Michael Kandell

Secretary

June 28, 2023

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING VIA THE SPECIAL MEETING WEBSITE, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) THROUGH THE INTERNET OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

You may revoke your proxy or change your vote at any time before the Special Meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card furnished to you by such broker, bank or other nominee, which is considered the shareholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote on any of the proposals, including the proposal to approve the merger agreement, without your instructions.

If you fail to return your proxy card, to grant your proxy electronically over the Internet or by telephone, or to vote by ballot via the Special Meeting website, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a shareholder of record, voting by ballot via the Special Meeting website will revoke any proxy that you previously submitted. If you hold your shares through a broker, bank or other nominee, you must obtain from the record holder a valid proxy issued in your name in order to vote via the Special Meeting website.

You should carefully read and consider this entire proxy statement and its annexes, including, but not limited to, the merger agreement, along with all of the documents incorporated by reference into this proxy statement, as they contain important information about, among other things, the merger and how it affects you. If you have any questions concerning the merger agreement, the merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of WTT common stock, please contact our proxy solicitor:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attention: Karen Smith

Call toll free at (877) 870-8565 or collect at (206) 870-8565

Email to ksmith@advantageproxy.com

i

ANNEXES

Annex A	–	Agreement and Plan of Merger and First Amendment to Agreement and Plan of Merger	A-1
Annex B	-	Form of Shareholder Voting and Support Agreement	B-1
Annex C	-	Opinion of CDX Advisors	C-1

ii

SUMMARY

This summary, together with the following section entitled “Questions and Answers,” highlights selected information from this proxy statement and does not contain all of the information that may be important to you. You should read the entire proxy statement and the additional documents referred to in this proxy statement carefully for a more complete understanding of the matters being considered at the Special Meeting. This summary includes references to other parts of this proxy statement to direct you to a more complete description of the topics presented in this summary. This proxy statement is dated June 28, 2023 and is first being mailed to shareholders of record on or about June 28, 2023.

In this proxy statement, the terms “WTT,” the “Company,” “we,” “us,” and “our” refer to Wireless Telecom Group, Inc. and, where appropriate, its subsidiaries. We refer to Maury Microwave, Inc. as “Maury” and Troy Merger Sub, Inc. as “Merger Sub.” The shares of WTT common stock, par value $0.01 per share, are referred to as “WTT common stock” or “our common stock.” All references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of May 24, 2023, as it may be amended from time to time, by and among WTT, Maury and Merger Sub, a copy of which is included as Annex A to this proxy statement. All references to the “merger” refer to the merger of Merger Sub with and into WTT pursuant to the merger agreement, with WTT continuing as the surviving corporation and as a wholly-owned subsidiary of Maury. We refer to the “transactions” as the merger, collectively with all of the other transactions contemplated by the merger agreement. WTT, following the consummation of the merger, is sometimes referred to as the “surviving corporation.” All references to the “Special Meeting” refer to the Special Meeting of the shareholders of WTT to be held virtually via the Internet on August 2, 2023 at http://www.virtualshareholdermeeting.com/WTT2023SM beginning at 9 a.m. Eastern Time, or any adjournment or postponement thereof. All currency amounts referenced in this proxy statement are in U.S. dollars.

Parties Involved in the Merger (Page 24)

Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., a New Jersey corporation, is comprised of Boonton Electrics Corporation (“Boonton”), Holzworth Instrumentation, Inc. (“Holzworth”), and Noisecom, Inc. (“Noisecom”), and is a global designer and manufacturer of advanced radio frequency and microwave components, modules, systems, and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, and semiconductor industries, our products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal generators, phase noise analyzers, signal processing modules, noise sources, and programmable noise generators, WTT enables the development, testing, and deployment of wireless technologies around the globe. WTT is headquartered at 25 Eastmans Road, Parsippany, New Jersey 07054, in the New York City metropolitan area, and maintains a global network of sales and service offices.

Maury Microwave, Inc.

Headquartered in Ontario, CA, Maury Microwave, Inc., a Delaware corporation (“Maury”), designs and manufactures state-of-the-art RF measurement and interconnect solutions that enable the world’s wireless communication technologies and networks to get better, faster, and stronger.

Troy Merger Sub, Inc.

Troy Merger Sub, Inc. is a New Jersey corporation formed for the sole purpose of completing the merger with WTT. Merger Sub is a wholly-owned subsidiary of Maury. Merger Sub has engaged in no other business to date except for activities pursuant to or in connection with the merger agreement, the merger and the other transactions.

The Merger (Proposal 1) (Page 31)

At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement. Pursuant to the merger agreement, upon consummation of the merger, Merger Sub will merge with and into WTT, the separate corporate existence of Merger Sub will cease, and WTT will continue as the surviving corporation and as a wholly-owned subsidiary of Maury. If the merger is completed, each share of WTT common stock issued and outstanding immediately prior to the effective time (other than cancelled shares) will be cancelled and converted into the right to receive $2.13 per share in cash (which we refer to as the “merger consideration”), without interest and less applicable withholding taxes.

1

If the merger agreement is not approved by WTT shareholders, or if the merger is not completed for any other reason, WTT shareholders will not receive any payment for their shares of WTT common stock in connection with the merger. Except in certain circumstances where WTT has entered into an alternative transaction to the merger, WTT will remain a public company, and shares of WTT common stock will continue to be registered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), as well as listed and traded on The New York Stock Exchange (“NYSE”). In the event that the merger agreement is terminated, in certain specified circumstances, a termination fee of $900,000.00 will be due and payable by WTT to Maury. In addition, the merger agreement provides that, so long as all conditions to the closing of the merger are satisfied, Maury will pay WTT a termination fee of $1,863,170.34 (which we refer to as the “Maury termination fee”) if WTT terminates the merger agreement because WTT was ready and willing to consummate the merger and take all action to consummate the merger, but Maury and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the merger agreement, and during such two business days, WTT stood ready, willing and able to consummate the merger and other transactions contemplated by the merger agreement. See the sections entitled “The Merger Agreement-Termination of the Merger Agreement” beginning on page 82 of this proxy statement, “The Merger Agreement-Termination Fee” beginning on page 84 of this proxy statement and “The Merger Agreement-Effect of Termination” beginning on page 84 of this proxy statement.

The Special Meeting (Page 25)

The Special Meeting will be held virtually via the Internet on August 2, 2023 beginning at 9 a.m. Eastern Time. WTT has elected to hold the Special Meeting solely via the Internet and not in a physical location.

Record Date and Quorum (Page 26)

Only individuals who were WTT shareholders of record as of the close of business on June 27, 2023 (which we refer to as the “record date”) are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

The presence at the Special Meeting of the holders of shares, at the close of business on the record date, entitled to cast a majority of the votes, present via the Special Meeting website or represented by proxy will constitute a quorum. Abstentions will be counted as present for the purpose of determining whether a quorum is present at the Special Meeting, however “broker non-votes” (described in more detail in the section entitled “Questions and Answers” beginning on page 13 of this proxy statement) will not be counted as present for the purpose of determining whether a quorum is present at the Special Meeting.

Required Vote (Page 26)

Holders of WTT common stock are entitled to one vote for each share of WTT common stock they owned at the close of business on the record date on each proposal submitted to a vote at the Special Meeting.

For WTT to consummate the merger, shareholders holding at least a majority of the shares of WTT common stock issued and outstanding at the close of business on the record date and entitled to vote must be present at the Special Meeting, either in person or by proxy, to constitute a quorum, and the approval of the merger agreement requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon assuming a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise and, similarly, will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

2

The approval, on a non-binding advisory basis, of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting so long as a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the compensation advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on outcome of the vote on the compensation advisory proposal.

The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting, whether or not a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or n abstention from voting will have no effect on the outcome of the vote on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the adjournment proposal.

As of the close of business on the record date, there were 21,396,047 shares of WTT common stock issued and outstanding.

Concurrently with the execution of the merger agreement, WTT, Maury and Merger Sub entered into Shareholder Voting and Support Agreements, the form of which is attached to this proxy statement as Annex B (the “support agreements”), with all of our directors and executive officers (the “supporting shareholders”), whom collectively own approximately 9.2% of the outstanding shares of WTT common stock on a fully-diluted basis as of May 24, 2023. Pursuant to the support agreements, each supporting shareholder has agreed, among other things, to vote in favor of the merger all shares beneficially owned by such supporting shareholder and any and all shares acquired by such supporting shareholder after the date of the support agreements (including any shares of WTT common stock acquired by such supporting shareholder upon the exercise or vesting of Company stock options, Company restricted stock awards, or Company RSU awards) (collectively, the “subject shares”). In addition, each supporting shareholder has agreed, if necessary, to vote such shareholder’s subject shares (i) against any action or agreement that is intended or would reasonably be expected to result in any of the conditions to closing set forth in the merger agreement not being satisfied on or before the outside date, and (ii) against any other action, agreement or transaction involving WTT or any Company subsidiary that is intended, or would reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone, materially adversely affect or prevent the consummation of the transactions contemplated by the merger agreement, subject to such supporting shareholder’s fiduciary duties. For a more detailed description of the support agreements see “The Merger (Proposal 1)-The Shareholder Voting and Support Agreement” beginning on page 86 of this proxy statement.

We currently expect that all WTT directors and executive officers will vote their shares of WTT common stock, representing, as of the close of business on the record date, approximately 9.2% of the issued and outstanding shares of WTT common stock, “FOR” the proposal to approve the merger agreement, the compensation advisory proposal and the adjournment proposal.

The directors and executive officers of WTT have interests in the merger that may be different from, or in addition to, the interests of WTT shareholders generally. These interests are described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

How to Vote Your Shares (Page 27)

If you are a shareholder of record, you may vote your shares using one of the four methods described below:

●	via the Special Meeting website;

●	via the Internet, at the Internet address provided on the proxy card;

●	by telephone, by using the toll-free number listed on the proxy card; or

●	by mail, by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

3

If you are a beneficial owner of shares of WTT common stock held in street name, you will receive instructions from your broker, bank or other nominee as to how to vote your shares. You must follow the instructions of your broker, bank or other nominee in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain brokers, banks and other nominees. If your shares are not registered in your own name but are held through your broker, bank or other nominee and you plan to vote your shares via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions. If you hold your shares through a broker, bank or other nominee, such nominee cannot vote your shares unless you have given your nominee specific instructions as to how to vote.

Closing of the Merger (Page 65)

The closing of the merger (which we refer to as the “closing”) will take place virtually by exchange of documents and signatures at 10:00 a.m., Eastern Time, on the third (3rd) business day after the satisfaction or, to the extent permitted by applicable law, waiver of the last of the conditions to the merger set forth in the merger agreement to be satisfied or waived (other than any such conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of such conditions at the closing), unless another date or place is agreed to in writing by WTT and Maury. The date on which the closing occurs is sometimes referred to as the “closing date.”

The merger will become effective at the date and time as the certificate of merger is filed with the Office of the Department of the Treasury of the State of New Jersey by WTT, Maury and Merger Sub or at such other date or time as Maury and WTT agree in writing and specify in the merger filing (which date and time, we refer to as the “effective time”).

Conditions to the Merger (Page 81)

The following are certain of the conditions that must be satisfied or, if permitted by applicable law, waived before each party is required to consummate the merger, in each case as more fully described in the section entitled “The Merger Agreement-Conditions to the Merger” beginning on page 81 of this proxy statement:

●	WTT shareholder approval-the approval of the merger agreement by the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon;

●	No Injunctions or Restraints-the absence of any restraint (as defined in the section entitled “The Merger - Conditions to the Merger” beginning on page 81 of this proxy statement) or law that has the effect of enjoining, making illegal or otherwise prohibiting the consummation of the merger;

●	Accuracy of Representations and Warranties-the accuracy of the representations and warranties of WTT, on the one hand, and Maury and Merger Sub, on the other hand, in the merger agreement, subject in some instances to materiality, “material adverse effect” (as defined in the section entitled “The Merger Agreement-Material Adverse Effect” beginning on page 69 of this proxy statement) or other qualifiers, as of the closing date (except for representations and warranties that by their terms speak specifically as of another date, in which case as of such date); and

●	Performance of Obligations-the performance of or compliance with, in all material respects, by WTT, on the one hand, and Maury and Merger Sub, on the other hand, their respective obligations, covenants and agreements required to be performed or complied with by them under the merger agreement by the time of the closing.

●	Company Material Adverse Effect-since the date of the merger agreement, there must not have been or there must not continue to exist any Company material adverse effect (as defined in the section entitled “The Merger Agreement-Material Adverse Effect” beginning on page 69 of this proxy statement).

●	FIRPTA Certificate-delivery by WTT of a certification in accordance with Section 1445 of the Internal Revenue Code.

4

Recommendation of the WTT Board of Directors and Reasons for the Merger (Page 37)

The board of directors of WTT (which we refer to as the “WTT board of directors”) unanimously recommends that WTT shareholders vote “FOR” the proposal to approve the merger agreement and “FOR” the other proposals to be considered at the Special Meeting. For a description of the reasons considered by the WTT board of directors in deciding to recommend the approval of the merger agreement, see the section entitled “The Merger (Proposal 1)-Recommendation of the WTT Board of Directors and Reasons for the Merger” beginning on page 37 of this proxy statement.

Opinion of WTT’s Financial Advisor - Cyndx Advisors, LLC d/b/a CDX Advisors (Page 43)

WTT retained Cyndx Advisors, LLC d/b/a CDX Advisors (which we refer to as “CDX”) to act as its financial advisor in connection with the merger. As part of this engagement, WTT requested that CDX evaluate the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. At a meeting of WTT board of directors held to evaluate the merger on May 24, 2023, CDX rendered an oral opinion to the WTT board of directors, subsequently confirmed in writing by delivery of CDX’s opinion dated as of the same date, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in CDX’s written opinion, the merger consideration to be paid to the holders of WTT common stock in the merger was fair, from a financial point of view, to such holders.

CDX’s opinion was provided for the use and benefit of the WTT board of directors (in its capacity as such) in its evaluation of the merger, and addressed only the fairness, as of the date of the opinion, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. CDX’s opinion did not address the relative merits of the merger as compared to other business or financial strategies that might have been available to WTT, nor did it address the underlying business decision of WTT to engage in the merger. The summary of CDX’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, dated May 24, 2023, which is attached as Annex C to this proxy statement and sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by CDX in connection with its opinion. However, CDX’s opinion and the summary of its opinion and the related analyses set forth in this proxy statement do not constitute a recommendation to the WTT board of directors or to any other persons in respect of the merger, including as to how any shareholder of WTT should vote or act in respect of the merger. Please see the section of this proxy statement entitled “The Merger (Proposal 1)- Opinion of WTT’s Financial Advisor—Cyndx Advisors, LLC d/b/a CDX Advisors” beginning on page 43.

Treatment of WTT Restricted Stock Awards, Restricted Stock Units, Options and Warrants (Page 66)

The merger agreement provides that as of the effective time, each outstanding restricted stock award granted under WTT’s equity compensation plans (which we refer to as a “WTT restricted stock award”) that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services and/or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be released to the holder of such WTT restricted stock award, to the extent not previously released, and converted into the right to receive, with respect to each share of WTT common stock subject to such WTT restricted stock award (as determined in accordance with the applicable award agreement), the merger consideration, less any applicable withholding and other authorized deductions and the corresponding WTT restricted stock award will be cancelled.

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The merger agreement provides that as of the effective time, each outstanding restricted stock unit award granted under WTT’s equity compensation plans (which we refer to as a “WTT restricted stock unit award”) that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services and/or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT restricted stock unit award (as determined in accordance with the applicable award agreement), the merger consideration, less any applicable withholding and other authorized deductions and the corresponding WTT restricted stock unit award will be cancelled.

The merger agreement provides that as of the effective time, each outstanding stock option award granted under WTT’s equity compensation plans (which we refer to as a “WTT stock option award”) that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT stock option award (as determined in accordance with the applicable award agreement), the merger consideration, less the sum of the per share exercise price and any applicable withholding and other authorized deductions and the corresponding WTT stock option award will be cancelled.

WTT entered into a warrant amendment (which we refer to as the “warrant amendment”) with Muzinich BDC, Inc., amending that certain warrant dated as of February 7, 2020 (which we refer to as the “warrant”) for the purchase of 266,167 shares of common stock of WTT at an exercise price of $1.3923 per underlying share. The warrant amendment provides for, among other things, (i) automatic cashless exercise of the common stock upon a change of control and (ii) automatic termination and cancellation of the warrant upon a change of control. A “change of control” under the warrant and the warrant amendment includes consummation of the merger.

The merger agreement provides that as of the effective time, the warrant issued by WTT will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT warrant (as determined in accordance with the applicable warrant agreement), the merger consideration, less the sum of the per share exercise price and any applicable withholding and other authorized deductions and the corresponding WTT warrant will be cancelled.

Interests of WTT Directors and Executive Officers in the Merger (Page 54)

The directors and executive officers of WTT have interests in the merger that may be different from, or in addition to, the interests of WTT shareholders generally. These interests are described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement, and “Advisory Vote on Specified Compensation Proposal-Golden Parachute Compensation” beginning on page 88. The WTT board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and in determining to recommend that WTT shareholders approve the merger agreement. These interests include:

●	Treatment of WTT’s equity awards held by directors and executive officers of WTT;

●	Payment of 2023 pro-rated bonuses to the executive officers of WTT;

●	Executive officers are entitled to severance benefits upon a qualifying termination of employment, including base salary continuation and continuing health and other employee benefits; and

●	Continued indemnification and insurance coverage for the directors and executive officers of WTT in accordance with the merger agreement.

Prior to the signing of the merger agreement there were discussions between WTT and Maury regarding Maury’s desire to retain certain members of WTT’s senior management team post-closing. However, as of the date of this proxy statement, none of the executive officers of WTT have entered into any agreement or understanding with Maury regarding the potential terms of their individual employment arrangements following the consummation of the merger or the right to participate in any Maury incentive compensation program.

Financing (Page 60)

Maury expects to finance the merger using a combination of new debt and the commitment under the equity commitment letter (as discussed in the paragraph below). The consummation of the merger is not conditioned upon Maury’s or Merger Sub’s receipt of financing.

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Maury has committed to contribute or cause to be contributed to WTT at the closing of the merger certain equity financing, subject to the terms and conditions set forth in an equity commitment letter from Artemis Capital Partners III, L.P., the majority owner of Maury (“Artemis”), provided to WTT prior to the date of the merger agreement (which we refer to as the “equity commitment letter”). Pursuant to the equity commitment letter, Artemis irrevocably committed (which we refer to as the “commitment”) to fund (or cause to be funded) to Maury an amount in cash in immediately available funds not to exceed $17,250,000 (which we refer to as the “cap”), provided however, in the event WTT delivers less than $17,500,000 in cash at closing due to actions taken with the consent of Maury pursuant to the terms of the merger agreement, the commitment and the cap shall be increased by the amount such cash is less than $17,500,000. The commitment, subject to the cap, together with the net proceeds of the debt financing, if any, will be used to fund the aggregate merger consideration required to be paid by Maury at the closing.

The commitment is subject to satisfaction of the following conditions: (i) the satisfaction or waiver of each of the conditions to Maury’s and Merger Sub’s obligations to effect the closing under the merger agreement (in each case, other than any conditions that by their nature are to be satisfied at the closing, but subject to the prior or substantially concurrent satisfaction or waiver of such conditions), (ii) the substantially concurrent funding of the debt financing, and (iii) the substantially simultaneous consummation of the closing.

Material U.S. Federal Income Tax Consequences of the Merger (Page 60)

The exchange of shares of WTT common stock for the merger consideration pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a WTT shareholder that is a “U.S. holder” (as defined in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement) will recognize taxable gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received by such U.S. holder in the merger and (2) such U.S. holder’s adjusted tax basis in the shares of WTT common stock exchanged therefor. With respect to a WTT shareholder that is a “non-U.S. holder” (as defined in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement), the exchange of shares of WTT common stock for the merger consideration pursuant to the merger generally will not result in tax to such non-U.S. holder under U.S. federal income tax laws unless such non-U.S. holder has certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the merger unless the WTT shareholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed U.S. Internal Revenue Service (which we refer to as the “IRS”) Form W-9 or IRS Form W-8, or applicable successor form).

Each WTT shareholder is urged to read the discussion in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement and to consult its tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the merger.

Dissenters’ Rights (Page 67)

Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by agreement or by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under the New Jersey Business Corporation Act (the “NJBCA”), a shareholder may not dissent from a merger (i) as to shares that are listed on a national securities exchange or held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or (ii) for which, pursuant to the plan of merger, such shareholder will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities.

Because WTT common stock is listed on the NYSE MKT, LLC, a national securities exchange and because the merger consideration will consist of cash, holders of WTT common stock will not be entitled to dissenters’ rights in the merger with respect to their shares of WTT common stock under the NJBCA. Nevertheless, even though WTT shareholders do not qualify as statutory dissenters, they may still have the right to claim fair compensation for their shares in the context of a cash-out merger, as a result of the fiduciary duty of the majority to treat the minority fairly. For additional information, see the section entitled “Dissenters’ Rights” beginning on page 67 of this proxy statement.

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De-listing and De-registration of WTT Common Stock (Page 63)

If the merger is completed, WTT common stock will be de-listed from the NYSE and de-registered under the Exchange Act. As such, following completion of the merger and such de-registration, WTT will no longer file periodic reports with the Securities and Exchange Commission (which we refer to as the “SEC”) on account of WTT common stock.

No Solicitation of Other Offers by WTT (Page 74)

Under the terms of the merger agreement, subject to certain exceptions described below, WTT has agreed that, from and after the date of the merger agreement until the earlier of the effective time or the date (if any) on which the merger agreement is terminated, WTT will not and will cause its subsidiaries, and its and their respective officers and directors not to, and WTT will use reasonable best efforts to cause its and its subsidiaries’ other representatives not to, directly or indirectly:

●	solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiry with respect to, or the making, submission or announcement of, an acquisition proposal (as defined in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT” beginning on page 74 of this proxy statement) or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal;

●	participate in any negotiations regarding, or furnish to any person any information relating to WTT or any of its subsidiaries in connection with, an acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal;

●	adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any acquisition proposal;

●	make any public statement inconsistent with or withdraw, change, amend, modify or qualify, or otherwise publicly propose to withdraw, change, amend, modify or qualify, in each case, in a manner adverse to Maury, the WTT board recommendation (as defined in the section entitled “The Special Meeting-The WTT Board of Directors’ Recommendation” beginning on page 29 of this proxy statement);

●	fail to include the WTT board recommendation in this proxy statement;

●	approve, authorize, or cause or permit WTT or any of its subsidiaries to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle or similar definitive agreement with respect to, or any other definitive agreement or commitment providing for, any acquisition proposal (other than certain confidentiality agreements); or

●	call or convene a meeting of WTT shareholders to consider a proposal that would reasonably be expected to materially impair, prevent or delay the consummation of the transactions contemplated by the merger agreement.

In addition, under the merger agreement, WTT has agreed that it will and will cause its subsidiaries, and its and their respective officers and directors to, and will use its reasonable best efforts to cause its and its subsidiaries’ other representatives to, immediately cease any and all solicitation, encouragement, discussions or negotiations with any persons, or the provision of any information to any persons, with respect to any acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal.

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Notwithstanding the prohibitions described above, if WTT receives, prior to the receipt of the WTT shareholder approval, a bona fide written acquisition proposal or an inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal that did not result from a breach of WTT’s non-solicitation, which the WTT board of directors determines in good faith after consultation with WTT’s outside legal counsel and financial advisors (i) constitutes, or would reasonably be expected to result in, a superior proposal (as defined in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT” beginning on page 74 of this proxy statement) and (ii) that failure to participate in negotiations with or provide information to the person proposing such acquisition proposal would reasonably be expected to result in a breach of the fiduciary duties of the WTT board of directors, then WTT and its representatives are permitted to contact the person or any of its representatives who has made such acquisition proposal, inquiry, proposal or offer to (1) refer such person to WTT’s non-solicitation obligations in the merger agreement, or (2) solely to clarify or ascertain facts regarding (and not to negotiate or engage in any discussions regarding or relating to) the material terms and conditions of such acquisition proposal, inquiry, proposal or offer and the person making it so that WTT may inform itself about such acquisition proposal, inquiry, proposal or offer and the person making it. Subject to the conditions discussed in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT,” if WTT receives from any person, prior to the receipt of the WTT shareholder approval, an unsolicited bona fide written acquisition proposal that did not result from a breach of WTT’s non-solicitation obligations, WTT and its representatives are permitted to furnish information to such person and engage in discussions or negotiations with such person with respect to the acquisition proposal.

Change of Recommendation; Match Rights (Page 77)

WTT Restrictions on Changes of Recommendation

Subject to certain exceptions described below, the WTT board of directors may not effect a change of recommendation (as defined in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT”).

Permitted Changes of Recommendation in Connection with a Superior Proposal or Intervening Event

At any time prior to the receipt of the WTT shareholder approval:

●	the WTT board of directors may make a change of recommendation (but may not terminate the merger agreement) in response to an intervening event (as defined in the section entitled “The Merger Agreement-Change of Recommendation; Match Rights”) if the WTT board of directors has determined in good faith, after consultation with WTT’s outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law; or

●	the WTT board of directors may make a change of recommendation and cause WTT to terminate the merger agreement in order to enter into a definitive agreement providing for an unsolicited acquisition proposal received after the date of the merger agreement that did not result from a breach of WTT’s non-solicitation obligations and such acquisition proposal is not withdrawn (subject to payment by WTT to Maury of the termination fee described under the section entitled “The Merger Agreement-Termination Fee”), if the WTT board of directors has determined in good faith after consultation with WTT’s outside legal counsel and financial advisors that such acquisition proposal constitutes a superior proposal.

Prior to making a change of recommendation for any reason set forth above, WTT must provide Maury with three business days’ prior written notice advising Maury that the WTT board of directors intends to make a change of recommendation. In each case, WTT must cause its executive officers and direct its other representatives to negotiate in good faith (to the extent Maury desires to negotiate) any proposal by Maury to amend the merger agreement in a manner that would eliminate the need for the WTT board of directors to make such a change of recommendation, and, except in the case of a superior proposal, the WTT board of directors must make the required determination regarding its fiduciary duties again at the end of such three business day negotiation period (after taking into account in good faith the amendments to the merger agreement proposed by Maury, if any).

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Termination of the Merger Agreement (Page 82)

Termination by WTT or Maury

The merger agreement may be terminated at any time before the effective time:

●	by mutual written consent of WTT and Maury; or

●	by either WTT or Maury, if:

−	the closing has not occurred on or before September 21, 2023 (which we refer to as the “outside date”).This right to terminate the merger agreement will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been a proximate cause of the failure of the transactions to be consummated by the outside date, and such action or failure to act constitutes a material breach of the merger agreement;

−	any restraint enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable and remains in effect. This right to terminate the merger agreement will not be available to any party whose action or failure to fulfill its obligations under the merger agreement has been a proximate cause of such restraint or of such restraint becoming final and non-appealable; or

−	WTT shareholder approval has not been obtained by the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting (or any adjournment or postponement thereof).

Termination by WTT

The merger agreement may be terminated at any time before the effective time by WTT if:

−	(1) Maury or Merger Sub has breached, failed to perform or violated their respective covenants or agreements under the merger agreement, or any of the representations and warranties of Maury or Merger Sub in the merger agreement have become inaccurate, in either event in a manner that would give rise to a failure of the conditions in the merger agreement related to the representations and warranties of Maury and Merger Sub or the performance by Maury and Merger Sub of their respective obligations prior to closing; (2) such breach, failure to perform, violation or inaccuracy is incapable of being cured by the outside date or, if capable of being cured by the outside date, is not cured before the earlier of the business day immediately prior to the outside date and the 30th calendar day following receipt of written notice from WTT of such breach, failure to perform, violation or inaccuracy; and (3) WTT is not then in breach of any of its representations, warranties, covenants or agreements under the merger agreement, which breach would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse effect; or

−	the WTT board of directors effects a change of recommendation and WTT substantially concurrently enters into a definitive agreement providing for a superior proposal, as long as (1) WTT has complied in all material respects with its obligations not to solicit, participate in negotiations with respect to, or furnish certain information in connection with, any acquisition proposal or potential acquisition proposal, as further described under the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT”, (2) WTT has complied in all material respects with its notice and good faith negotiation obligations for a change of recommendation or an acquisition proposal, and (3) substantially concurrently with or prior to (and as a condition to) such termination, WTT pays to Maury the $900,000 termination fee described below; or

−	(1) the conditions and obligations each party to effect the merger and the conditions to obligations of Maury and Merger Sub (other than those conditions that by their nature are to be satisfied at the closing, which conditions are capable at the time of termination of being satisfied if the closing were to occur at such time) have been satisfied or, to the extent permissible under applicable law, waived in accordance with the merger agreement, (2) WTT has indicated in writing that it is ready and willing to consummate the merger and ready, willing, and able to take all action within its control to consummate the merger, (3) Maury and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the merger agreement, and (4) during such two business day period, WTT stood ready, willing, and able to consummate the merger and the other transactions contemplated by the merger agreement.

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Termination by Maury

The merger agreement may be terminated at any time before the effective time by Maury if:

−	(1) WTT has breached, failed to perform or violated its covenants or agreements under the merger agreement or any of the representations and warranties of WTT in the merger agreement have become inaccurate, in either event in a manner that would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse effect; (2) such breach, failure to perform, violation or inaccuracy is incapable of being cured by the outside date or, if capable of being cured by the outside date, is not cured before the earlier of the business day immediately prior to the outside date and the 30th calendar day following receipt of written notice from Maury of such breach, failure to perform, violation or inaccuracy; and (3) neither Maury nor Merger Sub is then in breach of any of its representations, warranties, covenants or agreements under the merger agreement, which breach would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of Maury or Merger Sub or the performance by Maury and Merger Sub of their respective obligations prior to closing; or

−	prior to receipt of the WTT shareholder approval, the WTT board of directors has effected a change of recommendation or WTT has willfully and materially breached its obligations described under the sections entitled “The Merger Agreement-No Solicitation of Other Offers by WTT”.

Termination Fee (Page 84)

The merger agreement provides that WTT will pay Maury a termination fee of $900,000 (which we refer to as the “WTT termination fee”) if:

●	(1) WTT or Maury terminates the merger agreement as a result of the closing having not occurred on or before the outside date or the WTT shareholder approval having not been obtained; (2) after the date of the merger agreement and prior to the date of the termination (or prior to the receipt of the WTT shareholder approval in the case of a termination as a result of the WTT shareholder approval having not been obtained), a bona fide acquisition proposal has been publicly disclosed and is not publicly withdrawn at least three business days prior to the earlier of the Special Meeting and the date of such termination; and (3) within eight months of such termination, an acquisition proposal is consummated or a definitive agreement providing for an acquisition proposal is entered into, in which case WTT is required to pay the WTT termination fee to Maury on or prior to the date such acquisition proposal is consummated;

●	Maury terminates the merger agreement because the WTT board of directors has effected a change of recommendation or WTT has willfully breached its obligations described under the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT”; or

●	WTT terminates the merger agreement in order to enter into a definitive agreement providing for a superior proposal.

The merger agreement provides that, so long as all conditions to the closing of the merger are satisfied, Maury will pay WTT a termination fee of $1,863,170.34 (which we refer to as the “Maury termination fee”) if WTT terminates the merger agreement because WTT was ready and willing to consummate the merger and take all action to consummate the merger, but Maury and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the merger agreement, and during such two business days, WTT stood ready, willing and able to consummate the merger and other transactions contemplated by the merger agreement.

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If Maury terminates the merger agreement due to WTT’s breach, failure to perform or violation of its covenants or agreements under the merger agreement or any of the representations and warranties of WTT in the merger agreement become inaccurate, in either event in a manner that would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse effect, WTT must reimburse Maury and Merger Sub, upon request by Maury, for all reasonable and documented out-of-pocket costs actually incurred by Maury and Merger Sub in connection with the transactions contemplated by the merger agreement. In no event shall the amount paid by the Company to Maury exceed the amount of the WTT termination fee.

In no event will WTT be obligated to pay the WTT termination fee or Maury be obligated to pay the Maury termination fee, as the case may be, on more than one occasion.

Expenses (Page 85)

Except as otherwise provided in the merger agreement, each of the parties has agreed to bear its own costs and expenses in connection with the merger agreement and the transactions contemplated by the merger agreement. Except as expressly provided in the merger agreement, all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees incurred in connection with the transaction contemplated by the merger agreement will be paid by Maury and Merger Sub when due.

Amendments, Enforcements and Remedies, Extensions and Waivers (Page 85)

Under the merger agreement, the parties have agreed that each party will be entitled to:

●	an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the merger agreement;

●	a decree or order of specific performance specifically enforcing the terms and provisions of the merger agreement; and

●	any further equitable relief, in each case, in addition to any other remedy to which a party is entitled at law or in equity, in each case without the obligation to obtain, furnish or post any bond or similar instrument.

Unless the merger agreement is validly terminated in accordance with its terms, WTT will be entitled to specific performance to cause Maury and Merger Sub to cause the equity financing to be funded and to consummate the closing subject to the conditions discussed in the section entitled “The Merger Agreement-Enforcement and Remedies.”

Litigation Relating to the Merger (Page 63)

No litigation relating to the merger was pending as of the time of filing this proxy statement.

Market Prices and Dividend Data (Page 92)

WTT common stock is listed on the NYSE under the symbol “WTT.” The closing sale price of WTT common stock on May 23, 2023, the last trading day prior to the execution of the merger agreement, was $1.59 per share. On June 26, 2023 the most recent practicable date before the filing of this proxy statement, the closing sale price of WTT common stock was $2.08 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.

Following the closing of the merger, there will be no further market for WTT common stock, and our common stock will be de-listed from the NYSE and de-registered under the Exchange Act. As a result, following the closing of the merger and such de-registration, we will no longer file periodic reports with the SEC.

For a more complete description, please see the section entitled “Market Prices and Dividend Data” beginning on page 92 of this proxy statement.

Where You Can Find Additional Information (Page 95)

You can find more information about us from various sources described in the section entitled “Where You Can Find Additional Information” beginning on page 95 of this proxy statement.

* * *

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

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QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the merger agreement and the transactions. These questions and answers may not address all questions that may be important to you as a WTT shareholder. Please refer to the section entitled “Summary” preceding this section and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because, on May 24, 2023, WTT entered into the merger agreement providing for the merger of Merger Sub with and into WTT, with WTT surviving the merger as a wholly-owned subsidiary of Maury, and your vote is required in connection with the merger. You are receiving this proxy statement in connection with the solicitation of proxies by the WTT board of directors “FOR” the proposal to approve the merger agreement and to approve the other proposals to be voted on at the Special Meeting.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of WTT common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of WTT common stock is called a “form of proxy” or “proxy card.” The WTT board of directors has designated each of Timothy Whelan, a member of the WTT board of directors and Chief Executive Officer, and Michael Kandell, Chief Financial Officer, with full power of substitution, as proxy for the Special Meeting.

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of WTT by Maury through the merger of Merger Sub with and into WTT pursuant to the merger agreement. Following the effective time, WTT will be privately held as a wholly-owned subsidiary of Maury, and you will no longer own shares of WTT common stock and instead will have only the right to receive the merger consideration. Following the consummation of the merger, WTT common stock will be de-listed from the NYSE and de-registered under the Exchange Act; thus, WTT will no longer be a public company.

Q:	What will I receive in the merger?

A:	If the merger is consummated, you will be entitled to receive $2.13 in cash for each share of WTT common stock you own, without interest and less applicable withholding taxes. For example, if you own 100 shares of WTT common stock, you will be entitled to receive $213.00 in cash, without interest and less applicable withholding taxes. After the effective time, you will no longer have any rights as a WTT shareholder, other than the right to receive the merger consideration.

Q:	What is included in these materials?

A:	These materials include:

●	this proxy statement for the Special Meeting;

●	a proxy card or voting instruction form (enclosed with this proxy statement);

●	a copy of the merger agreement (attached as Annex A to this proxy statement);

●	the form of the support agreement (attached as Annex B to this proxy statement); and

●	the written opinion of CDX (attached as Annex C to this proxy statement).

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Q:	Where and when is the Special Meeting?

A:	The Special Meeting will be held virtually via the Internet at 9 a.m. Eastern Time on August 2, 2023. The Special Meeting will be held solely via live webcast and there will not be a physical meeting location. WTT shareholders will be able to attend the Special Meeting online and vote their shares electronically during the meeting by visiting http://www.virtualshareholdermeeting.com/WTT2023SM, which we refer to as the “Special Meeting website.” If you plan to attend the Special Meeting via the Special Meeting website, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials.

To ensure that you will be represented, we encourage you to promptly vote by submitting the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. In certain circumstances, the Special Meeting could be adjourned to another time or place. All references in our proxy materials to the Special Meeting include any adjournment or postponement of the Special Meeting.

Q:	How do I attend the Special Meeting?

A:	You will be able to attend the Special Meeting online and vote your shares electronically by visiting the Special Meeting website. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. During the Special Meeting, WTT shareholders will be able to vote their shares of WTT common stock. Shares previously voted at the Special Meeting do not need to be voted again unless you intend to change or revoke your prior vote.

If you are a beneficial owner of shares held in street name and wish to vote via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions. If you are not a holder of record as of the close of business on the record date, you will be permitted to vote at the Special Meeting only if you have a valid legal proxy from a holder of record as of the close of business on the record date.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are three proposals scheduled to be voted on at the Special Meeting:

●	to approve the merger agreement;

●	to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement; and

●	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal to approve the merger agreement.

Q:	What is the WTT board of directors’ voting recommendation?

A:	Upon consideration, the WTT board of directors unanimously recommends that you vote your shares:

●	“FOR” the proposal to approve the merger agreement;

●	“FOR” the compensation advisory proposal; and

●	“FOR” the adjournment proposal.

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For a discussion of the factors that the WTT board of directors considered in determining to approve the execution and delivery of the merger agreement by WTT and to recommend the approval of the merger agreement, please see the section entitled “The Merger (Proposal 1)-Recommendation of the WTT Board of Directors and Reasons for the Merger” beginning on page 37 of this proxy statement. In addition, in considering the recommendation of the WTT board of directors with respect to the merger agreement, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of WTT shareholders generally. For a discussion of these interests, please see the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

Q:	Who is entitled to vote at the Special Meeting?

A:	All shares of WTT common stock owned by you as of the record date, which is the close of business on June 27, 2023, may be voted by you. You may cast one vote per share of WTT common stock that you held on the record date. These shares include shares that are:

●	held directly in your name as the shareholder of record; and

●	held through a broker, bank or other nominee for you as the beneficial owner, including those shares over which a broker, bank or other nominees has provided you with a specific control number further instructions and allowing you to vote those shares via the Special Meeting website.

As of the close of business on the record date, there were 21,396,047 shares of WTT common stock issued and outstanding, and entitled to vote at the Special Meeting. Each share of WTT common stock issued and outstanding as of the close of business on the record date will be entitled to one vote on each matter submitted to a vote at the Special Meeting.

Q:	What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

A:	Our shareholders may hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

●	Shareholder of Record. If your shares of WTT common stock are registered directly in your name with WTT’s transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and this proxy statement was sent directly to you by WTT. As the shareholder of record, you have the right to vote via the Special Meeting website, grant your voting proxy directly to certain officers of WTT or to appoint a representative of your choosing to attend the Special Meeting and vote on your behalf by granting such person a “legal proxy.”

●	Beneficial Owner. If your shares of WTT common stock are held in an account at a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement was forwarded to you by your broker, bank or other nominee, who is considered, with respect to those shares, to be the “shareholder of record.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the Special Meeting, or you may contact your broker, bank or other nominee to obtain your specific control number and further instructions. Because you are not the “shareholder of record,” you may not vote your shares via the Special Meeting website, unless you request and obtain your specific control number from your broker, bank or other nominee.

Q:	What must I do if I want to attend the Special Meeting?

A:	Only individuals who were WTT shareholders as of the close of business on the record date and their authorized representatives may attend the Special Meeting. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. During the Special Meeting, WTT shareholders will be able to vote their shares of WTT common stock. If you are a beneficial owner of shares held in street name and wish to vote at the Special Meeting, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions. To ensure that you will be represented, even if you plan to attend the Special Meeting via the Special Meeting website, we encourage you to promptly vote by submitting the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the Special Meeting and vote by ballot via the Special Meeting website, your vote will revoke any proxy that you have previously submitted. Please contact your broker, bank or other nominee for instructions regarding obtaining your specific control number and further instructions.

Q:	If I am a shareholder of record of shares of WTT common stock, how do I vote?

A:	If you are a shareholder of record, there are four ways you can vote:

●	via the Special Meeting website;

●	via the Internet, at the Internet address provided on the proxy card;

●	by telephone, by using the toll-free number listed on the proxy card; or

●	by mail, by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

Q:	If I am a beneficial owner of shares of WTT common stock held in street name, how do I vote?

A:	If you are a beneficial owner of shares of WTT common stock held in street name, you will receive instructions from your broker, bank or other nominee as to how to vote your shares. You must follow the instructions of your broker, bank or other nominee in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain brokers, banks and other nominees. If your shares are not registered in your own name but are held through your broker, bank or other nominee and you plan to vote your shares via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions. Please note that if you hold your shares through a broker, bank or other nominee, such nominee cannot vote your shares unless you have given your nominee specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker, bank or other nominee.

Q:	Will my shares of WTT common stock held in street name or another form of record ownership be combined for voting purposes with shares I hold of record?

A:	No. Because any shares of WTT common stock you may hold in street name will be deemed to be held by a different shareholder of record than any shares of WTT common stock you hold of record, any shares of WTT common stock held in street name will not be combined for voting purposes with shares of WTT common stock you hold of record. Similarly, if you own shares of WTT common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card or vote separately by telephone or Internet with respect to those shares of WTT common stock because they are held in a different form of record ownership. Shares of WTT common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Shares of WTT common stock held in an individual retirement account must be voted under the rules governing such account.

Q:	What is the quorum requirement for the Special Meeting?

A:	A quorum is necessary to hold a valid meeting of WTT shareholders. The presence at the Special Meeting of the holders of shares, at the close of business on the record date, entitled to cast a majority of the votes, present via the Special Meeting website or represented by proxy will constitute a quorum. If a quorum is not present at the Special Meeting, the Special Meeting may be adjourned or postponed from time to time until a quorum is obtained.

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If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the Special Meeting.

If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, these shares will not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.

In the event that a quorum is not present at the Special Meeting, we expect to adjourn or postpone the Special Meeting until we solicit enough proxies to obtain a quorum.

Q:	What happens if I do not give specific voting instructions?

A:	Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the WTT board of directors on all matters presented in this proxy statement. Thus, your shares of WTT common stock will be voted:

●	“FOR” the proposal to approve the merger agreement;

●	“FOR” the compensation advisory proposal; and

●	“FOR” the adjournment proposal.

Beneficial Owner. If you are a beneficial owner of shares held in street name, under applicable stock exchange rules the broker, bank or other nominee that holds your shares may generally vote on routine proposals but cannot vote without instructions on non-routine matters unless they have discretionary authority. None of the proposals to be voted on at the Special Meeting are considered routine proposals. As a result, if the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares, a “broker non-vote” will occur. Therefore, we urge you to give voting instructions to your broker. Shares represented by such “broker non-votes” will not be counted as present at the Special Meeting or represented by proxy in determining whether there is a quorum. A “broker non-vote” will have no effect on the outcome of the vote on any of the proposals.

Q:	What is the voting requirement to approve the proposal to approve the merger agreement?

A:	For WTT to consummate the merger, shareholders holding at least a majority of the shares of WTT common stock issued and outstanding at the close of business on the record date and entitled to vote must be present at the Special Meeting, either in person or by proxy, to constitute a quorum and the approval of the merger agreement requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon assuming a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise and, similarly, will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

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Q:	What is the voting requirement to approve the compensation advisory proposal?

A:	The approval, on a non-binding advisory basis, of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting so long as a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the compensation advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on outcome of the vote on the compensation advisory proposal.

Q:	What is the voting requirement to approve the adjournment proposal?

A:	The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting, whether or not a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the adjournment proposal.

Q:	How do WTT directors and executive officers intend to vote?

A:

Concurrently with the execution of the merger agreement, WTT, Maury and Merger Sub entered into the support agreements, the form of which is attached to this proxy statement as Annex B, with each of the supporting shareholders (constituting all of our directors and executive officers), whom collectively own approximately 9.2% of the outstanding shares of WTT common stock on a fully-diluted basis as of May 24, 2023. Pursuant to the support agreements, each supporting shareholder has agreed, among other things, to vote in favor of the merger the supporting shares beneficially owned by such supporting shareholder and any and all shares acquired by such supporting shareholder after the date of the support agreements (including any shares of WTT common stock acquired by such supporting shareholder upon the exercise or vesting of Company stock options, Company restricted stock awards, or Company RSU awards). In addition, each of the supporting shareholders has agreed, if necessary, to vote such shareholder’s subject shares (i) against any action or agreement that is intended or would reasonably be expected to result in any of the conditions to closing set forth in the merger agreement not being satisfied on or before the outside date, and (ii) against any other action, agreement or transaction involving WTT or any Company subsidiary that is intended, or would reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone, materially adversely affect or prevent the consummation of the transactions contemplated by the merger agreement, subject to such supporting shareholder’s fiduciary duties. For a more detailed description of the support agreements see “The Merger (Proposal 1)-The Shareholder Voting and Support Agreement” beginning on page 86 of this proxy statement.

We currently expect that all WTT directors and executive officers will vote their shares of WTT common stock, representing, as of the close of business on the record date, approximately 9.2% of the issued and outstanding shares of WTT common stock, “FOR” the proposal to approve the merger agreement, the compensation advisory proposal and the adjournment proposal.

The directors and executive officers of WTT have interests in the merger that may be different from, or in addition to, the interests of WTT shareholders generally. These interests are described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

Q:	What effects will the merger have on WTT and the WTT common stock?

A:	WTT common stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “WTT.” At the effective time, Merger Sub will merge with and into WTT, with WTT continuing as the surviving corporation and as a wholly-owned subsidiary of Maury. As a result of the merger, WTT will cease to be a publicly traded company. Following the consummation of the merger, WTT common stock will be de-listed from the NYSE and de-registered under the Exchange Act.

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Q:	What effects will the merger have on WTT Restricted Stock Awards, WTT Restricted Stock Unit Awards, WWT Stock Option Awards, and WTT Warrants?

A:	As of the effective time, each outstanding WTT restricted stock award that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services and/or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be released to the holder of such WTT restricted stock award, to the extent not previously released, and converted into the right to receive, with respect to each share of WTT common stock subject to such WTT restricted stock award (as determined in accordance with the applicable award agreement), the merger consideration, less any applicable withholding and other authorized deductions and the corresponding WTT restricted stock award will be cancelled.

As of the effective time, each outstanding WTT restricted stock unit award that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services and/or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT restricted stock unit award (as determined in accordance with the applicable award agreement), the merger consideration, less any applicable withholding and other authorized deductions and the corresponding WTT restricted stock unit award will be cancelled.

As of the effective time, each outstanding WTT stock option award that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT stock option award (as determined in accordance with the applicable award agreement), the merger consideration, less the sum of the per share exercise price and any applicable withholding and other authorized deductions and the corresponding WTT stock option award will be cancelled.

WTT entered into the warrant amendment, which provides for, among other things, (i) automatic cashless exercise of the common stock upon a change of control and (ii) automatic termination and cancellation of the warrant upon a change of control. A “change of control” under the warrant and the warrant amendment includes consummation of the merger. As of the effective time, each outstanding WTT warrant will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT warrant (as determined in accordance with the applicable warrant agreement), the merger consideration, less the sum of the per share exercise price and any applicable withholding and other authorized deductions and the corresponding WTT warrant will be cancelled.

On May 11, 2023, the compensation committee of the board of directors unanimously approved a change from annual issuance of director restricted stock unit awards to quarterly issuance in 2023, with 6,250 RSU shares to be issued per quarter per director on each of June 15, 2023, September 15, 2023, December 15, 2023 and March 15, 2024, as applicable. If the merger is consummated on or about August 7, 2023, only the June 15, 2023 awards are expected to be made for 2023. Other than the June 15, 2023 restricted stock unit awards granted to non-employee directors, no WTT compensatory equity awards have been granted to any director, executive officer or employee of WTT between the date of the merger agreement and the date of this proxy statement.

Q:	When is the merger expected to be completed?

A:	Together with Maury, we are working toward completing the merger as quickly as possible after the date of the Special Meeting, and currently expect to consummate the merger in the third quarter of 2023. We cannot be certain when or if the conditions to the merger will be satisfied (or, to the extent permitted, waived). The merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including the approval of the merger agreement by WTT shareholders.

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Q:	What happens if the merger is not completed?

A:	If the merger agreement is not approved by WTT shareholders, or if the merger is not completed for any other reason, WTT shareholders will not receive any payment for their shares of WTT common stock in connection with the merger. Except in certain circumstances where WTT has entered into an alternative transaction to the merger, WTT would remain a public company, and shares of WTT common stock would continue to be registered under the Exchange Act, as well as listed and traded on the NYSE. In the event that the merger agreement is terminated, in certain specified circumstances, the termination fee will be due and payable by WTT to Maury. See the sections entitled “The Merger Agreement-Termination Fee” beginning on page 84 of this proxy statement and “The Merger Agreement-Effect of Termination” beginning on page 84 of this proxy statement.

Q:	What will happen if shareholders do not approve the compensation advisory proposal?

A:	The inclusion of this proposal is required by the SEC rules. However, the approval of the compensation advisory proposal is not a condition to the completion of the merger and the vote on the compensation advisory proposal is an advisory vote and will not be binding on WTT or Maury. If the merger agreement is approved by WTT shareholders and the merger is completed, the merger-related compensation may be paid to WTT’s named executive officers even if shareholders fail to approve the compensation advisory proposal.

Q:	Can I revoke my proxy or change my vote?

A:	Yes. If you are a shareholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:

●	voting over the Internet or by telephone as instructed on the proxy card. Only your latest Internet or telephone vote will be counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Time on August 1, 2023;

●	providing a written notice of revocation that is received before the Special Meeting by the Corporate Secretary at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary;

●	completing, signing, dating and returning a new proxy card by mail to WTT before the Special Meeting (received by or with our last mail delivery before the Special Meeting begins); or

●	attending the Special Meeting and requesting that your proxy be revoked and/or voting via the Special Meeting website as instructed above.

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card or by sending a written notice of revocation to WTT, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by WTT before the Special Meeting (such new proxy cards or written notices of revocation received by or with our last mail delivery before the Special Meeting begins will be counted).

If you hold your shares in street name through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. You may also revoke your proxy by obtaining your specific control number and further instructions from your broker, bank or other nominee that holds the shares of record and voting your shares via the Special Meeting website.

Q:	What happens if I do not vote or if I abstain from voting on the proposals?

A:

Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote via the Special Meeting website by ballot at the Special Meeting will have no effect on the outcome of the vote on any of the proposals. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise and, similarly, will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

For more information concerning the Special Meeting, the merger agreement and the merger, please review this proxy statement and the copy of the merger agreement attached as Annex A to this proxy statement.

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Only shares of WTT common stock that are issued and outstanding as of the close of business on the record date are eligible to be voted on each of the three proposals and will be counted for purposes of determining whether a quorum is present at the Special Meeting.

Q:	If the merger is consummated, how will I receive the cash for my shares of WTT common stock?

A:	If the merger is consummated and your shares of WTT common stock are held in book-entry or in the name of a broker, bank or other custodian, the cash proceeds will be deposited into your bank or brokerage account without any further action on your part. If you hold your shares of WTT common stock in certificate form, you will receive a letter of transmittal with instructions on how to send your shares of WTT common stock to the paying agent in connection with the merger. The paying agent will issue and deliver to you a check for your shares of WTT common stock after you comply with such instructions.

Q:	What happens if the market price of shares of WTT common stock significantly changes before the closing?

A:	Maury is not obligated to change the merger consideration of $2.13 per share of WTT common stock as a result of a change in the market price of WTT common stock.

Q:	What happens if I sell my shares of WTT common stock before completion of the merger?

A:	In order to receive the merger consideration, you must hold your shares of WTT common stock through completion of the merger. Consequently, if you transfer your shares of WTT common stock before completion of the merger, you will have transferred your right to receive the merger consideration in the merger.

The record date for shareholders entitled to vote at the Special Meeting is June 27, 2023. If you transfer your shares of WTT common stock after the record date but before the closing, unless you have granted a “legal proxy” to the purchaser as part of the transfer, you will have the right to vote at the Special Meeting, although you will have transferred your right to receive the merger consideration in the merger.

Q:	Should I send in my evidence of ownership now?

A:	No. After the merger is completed, you will receive a letter of transmittal, if applicable, and related materials from the paying agent for the merger with detailed written instructions for exchanging your shares of WTT common stock evidenced by stock certificates for the merger consideration. If your shares of WTT common stock are held in street name by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to what action, if any, you need to take in order to effect the surrender of your street name shares in exchange for the merger consideration. Please do not send in any documentation of evidence of ownership now.

Q:	Am I entitled to exercise dissenters’ or appraisal rights instead of receiving the merger consideration for my shares of WTT common stock?

A:

No. Under Section 14A:11 of the NJBCA, a shareholder may not dissent from a merger (i) as to shares that are listed on a national securities exchange or held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or (ii) for which, pursuant to the plan of merger, such shareholder will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities.

Because WTT common stock is listed on the NYSE MKT, LLC, a national securities exchange and because the merger consideration consists of cash, holders of WTT common stock will not be entitled to dissenters’ rights in the merger with respect to their shares of WTT common stock under the NJBCA. Nevertheless, even though WTT shareholders do not qualify as statutory dissenters, they may still have the right to claim fair compensation for their shares in the context of a cash-out merger, as a result of the fiduciary duty of the majority to treat the minority fairly. For additional information, see the section entitled “Dissenters’ Rights” beginning on page 67 of this proxy statement.

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Q:	Will I be subject to U.S. federal income tax upon the exchange of WTT common stock for the merger consideration pursuant to the merger?

A:	Generally, yes, if you are a U.S. shareholder. The exchange of shares of WTT common stock for the merger consideration pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a WTT shareholder that is a “U.S. holder” (as defined in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement) will recognize taxable gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received by such U.S. holder in the merger and (2) such U.S. holder’s adjusted tax basis in the shares of WTT common stock exchanged therefor. With respect to a WTT shareholder that is a “non-U.S. holder” (as defined in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement), the exchange of shares of WTT common stock for the merger consideration pursuant to the merger generally will not result in tax to such non-U.S. holder under U.S. federal income tax laws unless such non-U.S. holder has certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the merger unless the WTT shareholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9 or IRS Form W-8, or applicable successor form).

Each WTT shareholder is urged to read the discussion in the section entitled “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement.

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under any state, local or non-U.S. tax laws or tax treaties.

Q:	What does it mean if I get more than one proxy card?

A:	If your shares of WTT common stock are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction form. Please complete and return all of the proxy cards or voting instruction forms you receive (or submit each of your proxies or voting instructions forms by telephone or the Internet, if available to you) to ensure that all of your shares of WTT common stock are voted.

Q:	How many copies should I receive if I share an address with another shareholder?

A:	Some brokers, banks and other nominees may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that a single set of our proxy materials, containing a single copy of this proxy statement but multiple proxy cards or voting instruction forms, may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of our proxy materials to you if you write or call our proxy solicitor, Advantage Proxy, Inc., at PO Box 13581, Des Moines, WA 98198, Attention: Karen Smith, or toll free at (877) 870-8565 or collect at (206) 870-8565 or by email to ksmith@advantageproxy.com. In addition, shareholders who share a single address, but receive multiple copies of this proxy statement, may request that in the future they receive a single copy by contacting (1) WTT at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary or by calling +1 (973) 386-9696 (if your shares are registered in your own name) or (2) your broker, bank or other nominee (if your shares are registered in their name).

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Q:	Who will count the votes?

A:	The votes will be counted by one or more inspectors of election appointed for the Special Meeting.

Q:	Who will solicit and bear the cost of soliciting votes for the Special Meeting?

A:	WTT will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. WTT has engaged Advantage Proxy, Inc. as proxy advisor to assist in the solicitation of proxies for the WTT Special Meeting. WTT estimates that it will pay the proxy advisor a fee of up to $10,000, plus reimbursement of certain expenses. In addition, WTT may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of shares of WTT common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:	Are there any other risks to me from the merger that I should consider?

A:	Yes. There are risks associated with all business combinations, including the merger. See the section entitled “Forward-Looking Statements” beginning on page 23 of this proxy statement.

Q:	Where can I find the voting results of the Special Meeting?

A:	WTT will announce preliminary voting results at the Special Meeting via the Special Meeting website and publish preliminary, or final results if available, in a current report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:	What do I need to do now?

A:	We urge you to read this entire document carefully, including its annexes and the documents incorporated by reference, and to consider how the merger affects you. Your vote is important, regardless of the number of shares of WTT common stock you own. Please see the above questions “If I am a shareholder of record of shares of WTT common stock, how do I vote?” and “If I am a beneficial owner of shares of WTT common stock held in street name, how do I vote?” for a summary of instructions on how to vote.

Q:	Where can I find more information about WTT?

A:	You can find more information about us from various sources described in the section entitled “Where You Can Find Additional Information” beginning on page 95 of this proxy statement.

Q:	Who can help answer my other questions?

A:	If you have more questions about the merger, or require assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor and information agent for WTT in connection with the merger:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attention: Karen Smith

Call toll free at (877) 870-8565 or collect at (206) 870-8565

Email to ksmith@advantageproxy.com

If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. All forward-looking statements included in this proxy statement are based upon information available to us as of the filing date of this proxy statement, and, except to the extent required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on forward-looking statements. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in WTT annual report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” as updated from time to time by WTT quarterly reports on Form 10-Q and other documents of WTT on file with the SEC or in this proxy statement filed with the SEC by WTT, and the following factors:

●	risks related to the consummation of the merger, including the risks that (1) the merger may not be consummated within the anticipated time period, or at all, (2) WTT may fail to obtain shareholder approval of the merger agreement, and (3) other conditions to the consummation of the merger under the merger agreement may not be satisfied;

●	the effects that any termination of the merger agreement may have on WTT or Maury or their respective businesses, including the risks that WTT’s stock price may decline significantly if the merger is not completed;

●	the effects that the announcement or pendency of the merger may have on WTT or Maury and their respective businesses, including the risks that as a result (1) WTT’s business, operating results or stock price may suffer, (2) WTT’s current plans and operations may be disrupted, (3) WTT’s ability to retain or recruit key employees may be adversely affected, (4) WTT’s business relationships (including customers and suppliers) may be adversely affected, or (5) WTT’s management’s or employees’ attention may be diverted from other important matters;

●	the effect of limitations that the merger agreement places on WTT’s ability to operate its business, return capital to shareholders or engage in alternative transactions;

●	the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against WTT and others;

●	the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; and

●	other economic, business, competitive, legal, regulatory, and/or tax factors.

Consequently, all of the forward-looking statements we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, (1) the information contained under this heading and (2) the information contained under the heading “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filing on Form 10-K and subsequent periodic and interim report filings (see “Where You Can Find Additional Information” beginning on page 95 of this proxy statement). No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

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PARTIES INVOLVED IN THE MERGER

Wireless Telecom Group, Inc.

25 Eastmans Road

Parsippany, NJ 07054

Telephone: (973) 386-9696

Wireless Telecom Group, Inc., comprised of Boonton, Holzworth, and Noisecom, is a global designer and manufacturer of advanced radio frequency and microwave components, modules, systems, and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, and semiconductor industries, Wireless Telecom Group products enable innovation across existing and emerging wireless technologies. With a product portfolio including peak power meters, signal generators, phase noise analyzers, noise sources, and programmable noise generators, Wireless Telecom Group supports the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group, Inc.’s website address is wirelesstelecomgroup.com.

WTT is a New Jersey corporation and WTT common stock trades on the NYSE under the symbol “WTT.” Our principal executive offices are located at 25 Eastmans Road, Parsippany, NJ 07054 and our telephone number is (973) 386-9696.

Additional information about WTT is contained in our public filings, which are incorporated by reference herein. See “Where You Can Find Additional Information” beginning on page 95 of this proxy statement.

Maury Microwave, Inc.

Headquartered in Ontario, CA, Maury Microwave, Inc., a Delaware corporation (“Maury”), designs and manufactures state-of-the-art RF measurement and interconnect solutions that enable the world’s wireless communication technologies and networks to get better, faster, and stronger.

Troy Merger Sub, Inc.

Troy Merger Sub, Inc. is a New Jersey corporation formed for the sole purpose of completing the merger with WTT. Merger Sub is a wholly-owned subsidiary of Maury. Merger Sub has engaged in no other business to date except for activities pursuant to or in connection with the merger agreement, the merger and the other transactions.

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THE SPECIAL MEETING

We are furnishing this proxy statement to WTT shareholders as part of the solicitation of proxies by the WTT board of directors for use at the Special Meeting or any adjournment or postponement thereof. This proxy statement provides WTT shareholders with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the WTT board of directors for use at the Special Meeting to be held virtually via the Internet on August 2, 2023 beginning at 9 a.m. Eastern Time or at any adjournment or postponement thereof. WTT has chosen to hold the Special Meeting solely by means of remote location (via the Internet) and not in a physical location.

Only individuals who were WTT shareholders as of the close of business on the record date and their authorized representatives may attend the Special Meeting. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. If you are a beneficial owner of shares held in street name and wish to vote via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions. To ensure that you will be represented, even if you plan to attend the Special Meeting via the Special Meeting website, we encourage you to promptly vote by submitting the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the Special Meeting and vote by ballot via the Special Meeting website, your vote will revoke any proxy that you have previously submitted. Please contact your broker, bank or other nominee for instructions regarding obtaining your specific control number and further instructions.

This proxy statement and the enclosed form of proxy are first being mailed to our shareholders of record on or about June 28, 2023.

Purposes of the Special Meeting

The primary purpose of the Special Meeting is for our shareholders to consider and vote upon the proposal to approve the merger agreement. Our shareholders holding a majority of the shares of WTT common stock issued and outstanding at the close of business on the record date and entitled to vote thereon must approve the merger agreement in order for the merger to occur. If our shareholders fail to approve the merger agreement, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, and the material provisions of the merger agreement are summarized in the section of this proxy statement entitled “The Merger Agreement” beginning on page 64 of this proxy statement.

In addition, our shareholders are being asked to approve the compensation advisory proposal, which is the approval, on a non-binding advisory basis, of specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement, the value of which is disclosed in the table entitled “Golden Parachute Compensation” and the notes accompanying that table in the section entitled “Advisory Vote on Specified Compensation (Proposal 2)” beginning on page 88 of this proxy statement.

Our shareholders are also being asked to approve the adjournment proposal, which is one or more adjournments of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal to approve the merger agreement.

At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of WTT common stock will be voted in accordance with the discretion of the appointed proxy holders.

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Record Date and Quorum

The holders of record of WTT common stock as of the close of business on June 27, 2023, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the record date, 21,396,047 shares of WTT common stock were issued and outstanding.

The presence at the Special Meeting of the holders of shares, at the close of business on the record date, entitled to cast a majority of the votes, present via the Special Meeting website or represented by proxy will constitute a quorum. Abstentions will be counted as present for the purpose of determining whether a quorum is present at the Special Meeting, however “broker non-votes” (described in more detail in the section entitled “Questions and Answers” beginning on page 13 of this proxy statement) will not be counted as present for the purpose of determining whether a quorum is present at the Special Meeting.

Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting. However, if a new record date is set for an adjourned Special Meeting, then a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present for the purpose of determining a quorum at the Special Meeting. “Broker non-votes,” described below under the section entitled “The Special Meeting” beginning on page 25 of this proxy statement, will not be included in the calculation of the number of shares considered to be present for the purpose of determining a quorum at the Special Meeting.

Required Vote

Holders of WTT common stock are entitled to one vote on each proposal submitted to a vote at the Special Meeting for each share of WTT common stock they own at the close of business on the record date.

For WTT to consummate the merger, shareholders holding at least a majority of the shares of WTT common stock issued and outstanding at the close of business on the record date and entitled to vote must be present at the Special Meeting, either in person or by proxy, to constitute a quorum and the approval of the merger agreement requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise and, similarly, will have no effect on the outcome of the vote on the proposal to approve the merger agreement.

The approval, on a non-binding advisory basis, of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting so long as a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the compensation advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on outcome of the vote on the compensation advisory proposal.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting, whether or not a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the adjournment proposal.

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Voting by WTT Directors and Executive Officers

Concurrently with the execution of the merger agreement, WTT, Maury and Merger Sub entered into the support agreements, the form of which is attached to this proxy statement as Annex B, with the supporting shareholders, who collectively own approximately 9.2% of the outstanding shares of WTT common stock, on a fully-diluted basis as of May 24, 2023. Pursuant to the support agreements, each supporting shareholder has agreed, among other things, to vote in favor of the merger the supporting shares beneficially owned by such supporting shareholder and any and all shares acquired by such supporting shareholder after the date of the support agreements (including any shares of WTT common stock acquired by such supporting shareholder upon the exercise or vesting of Company stock options, Company restricted stock awards, or Company RSU awards). In addition, each of the supporting shareholders has agreed, if necessary, to vote such shareholder’s subject shares (i) against any action or agreement that is intended or would reasonably be expected to result in any of the conditions to closing set forth in the merger agreement not being satisfied on or before the outside date, and (ii) against any other action, agreement or transaction involving WTT or any Company subsidiary that is intended, or would reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone, materially adversely affect or prevent the consummation of the transactions contemplated by the merger agreement, subject to such supporting shareholder’s fiduciary duties. For a more detailed description of the support agreements see “The Merger (Proposal 1)-The Shareholder Voting and Support Agreement” beginning on page 86 of this proxy statement.

We currently expect that all WTT directors and executive officers will vote their shares of WTT common stock, representing, as of the close of business on the record date, approximately 9.2% of the issued and outstanding shares of WTT common stock, “FOR” the proposal to approve the merger agreement, the compensation advisory proposal and the adjournment proposal.

The directors and executive officers of WTT have interests in the merger that may be different from, or in addition to, the interests of WTT shareholders generally. These interests are described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

Attendance; Voting; Proxies; Revocation

Attendance

All holders of shares of WTT common stock as of the close of business on the record date, including shareholders of record and beneficial owners of WTT common stock registered in the street name of a broker, bank or other nominee, are invited to attend the Special Meeting via the Special Meeting website. During the Special Meeting, WTT shareholders will be able to vote their shares. If you are a beneficial owner of shares held in street name and wish to vote via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions.

Voting Via Virtual Meeting

Shareholders of record who have registered in advance to attend the Special Meeting will be able to vote at the Special Meeting via the Special Meeting website. If you are a beneficial owner of shares held in street name and wish to vote at the Special Meeting via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions.

Providing Voting Instructions by Proxy

To ensure that your shares of WTT common stock are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting via the Special Meeting website.

Shares of WTT Common Stock Held by Record Holder

If you are a shareholder of record, you may provide voting instructions by proxy using one of the following methods:

●	via the Internet, at the Internet address provided on the proxy card;

●	by telephone, by using the toll-free number listed on the proxy card; or

●	by mail, by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

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If you submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the WTT board of directors on all matters presented in this proxy statement. If you fail to return your proxy card and you are a holder of record as of the close of business on the record date, unless you attend the Special Meeting and vote via the Special Meeting website, the effect will be that your shares of WTT common stock will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting and will have no effect on the outcome of the vote on any of the proposals.

Shares of WTT Common Stock Held in Street Name

If your shares of WTT common stock are held in the name of a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to vote your shares. You must follow the instructions of your broker, bank or other nominee in order for your shares of WTT common stock to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain brokers, banks and other nominees. If your shares of WTT common stock are not registered in your own name but are held through your broker, bank or other nominee and you plan to vote your shares at the Special Meeting via the Special Meeting website, you should contact your broker, bank or other nominee to obtain your specific control number and further instructions.

In accordance with the rules of the NYSE, brokers, banks and other nominees that hold shares of WTT common stock in street name for their customers do not have discretionary authority to vote the shares with respect to the proposal to approve the merger agreement, the compensation advisory proposal, or the adjournment proposal. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions from the beneficial owner of such shares, they may not vote such shares with respect to these proposals. Under such circumstance, a “broker non-vote” would arise. “Broker non-votes,” if any, will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting and will have no effect on the outcome of the vote for any of the proposals. Thus, for shares of WTT common stock held in street name, only shares of WTT common stock affirmatively voted “FOR” the proposal to approve the merger agreement will be counted as a vote “FOR” such proposal.

Revocation of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it at any time before it is voted. If you are a shareholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:

●	voting over the Internet or by telephone as instructed on the proxy card. Only your latest Internet or telephone vote will be counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Time on August 1, 2023;

●	providing a written notice of revocation that is received before the Special Meeting by the Corporate Secretary at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary;

●	completing, signing, dating and returning a new proxy card by mail to WTT before the Special Meeting (received by or with our last mail delivery before the Special Meeting begins); or

●	attending the Special Meeting and request that your proxy be revoked and/or voting via the Special Meeting website as instructed above.

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. If you want to revoke your proxy by mailing a new proxy card or by sending a written notice of revocation to WTT, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by WTT before the Special Meeting (such new proxy cards or written notices of revocation received by or with our last mail delivery before the Special Meeting begins will be counted).

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If you hold your shares in street name through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. You may also revoke your proxy by obtaining your specific control number and further instructions from your broker, bank or other nominee and voting your shares at the Special Meeting via the Special Meeting website.

Abstentions

An abstention occurs when a shareholder attends a meeting, either virtually or by proxy, but abstains from voting. Abstentions will be included as shares of WTT common stock present or represented at the Special Meeting for purposes of determining whether a quorum has been achieved. However, an abstention is neither a vote “FOR” nor a vote “AGAINST” any proposal and, as such, is not a vote cast. Abstaining from voting will have no effect on the outcome of the vote on the proposal to approve the merger agreement, the compensation advisory proposal and the adjournment proposal.

Adjournments or Postponements

Although it is not currently expected, the Special Meeting may be adjourned or postponed if necessary or appropriate, including for the purpose of soliciting a sufficient number of proxies “FOR” the proposal to approve the merger agreement. In the event that a sufficient number of shares of WTT common stock is present at the Special Meeting via the Special Meeting website or represented by proxy, and voted “FOR” the proposal to approve the merger agreement at the Special Meeting such that the WTT shareholder approval will have been obtained, WTT does not anticipate that it will adjourn or postpone the Special Meeting.

The Special Meeting may be adjourned by either the chairperson of the Special Meeting or by the affirmative vote of a majority of the shares of WTT common stock that are present at the Special Meeting via the Special Meeting website or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting or as otherwise permitted by law, whether or not a quorum is present. Any adjournment or postponement of the Special Meeting will allow WTT shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting that was adjourned or postponed.

The WTT Board of Directors’ Recommendation

The WTT board of directors has unanimously (a) determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to, and in the best interests of, WTT and its shareholders, (b) approved the execution and delivery by WTT of the merger agreement, the performance by WTT of its covenants and agreements contained in the merger agreement and the consummation of the merger and other transactions contemplated by the merger agreement upon the terms and subject to the conditions set forth in the merger agreement, (c) recommended that the shareholders of WTT approve the merger agreement, and (d) directed that the approval of the merger agreement be submitted to a vote of WTT shareholders (which we refer to as the “WTT board recommendation”).

The WTT board of directors unanimously recommends that you vote: (1) “FOR” the approval of the merger agreement; (2) “FOR,” on a non-binding advisory basis, the compensation advisory proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to constitute a quorum or to approve the proposal to approve the merger agreement at the time of the Special Meeting.

Solicitation of Proxies

We are paying the cost for the preparation, printing and distribution of the proxy materials. We may use the services of our directors, officers and employees, without additional compensation, to solicit proxies. We will reimburse any holder of record for its reasonable expenses incurred in completing the mailing of shareholder requested proxy materials to the beneficial owners of our common stock. WTT has engaged Advantage Proxy, Inc. (PO Box 13581, Des Moines, WA 98198, Attention: Karen Smith, or toll free at (877) 870-8565 or collect at (206) 870-8565 or by email to ksmith@advantageproxy.com) to assist in the solicitation of proxies for the Special Meeting. WTT estimates that it will pay Advantage Proxy, Inc. a fee of up to $10,000, plus reimbursement of certain expenses. In addition, WTT may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of shares of WTT common stock for their expenses in forwarding solicitation material to such beneficial owners.

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Householding

We are permitted to send a single set of proxy materials to shareholders who share the same last name and address. This procedure is called “householding” and is designed to reduce our printing and postage costs. This means that we may send a single set of our proxy materials, containing a single copy of this proxy statement but separate proxy cards or voting instruction forms for each shareholder in your household. We will promptly deliver a separate copy of our proxy materials to you if you contact (1) WTT at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary or by calling +1 (973) 386-9696 (if your shares are registered in your own name) or (2) your broker, bank or other nominee (if your shares are registered in their name).

In addition, shareholders who share a single address, but receive multiple copies of this proxy statement, may request that in the future they receive a single copy by contacting (1) WTT at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary or by calling +1 (973) 386-9696 (if your shares are registered in your own name) or (2) your broker, bank or other nominee (if your shares are registered in their name).

Other Information

You should not return any evidence of your shares of WTT common stock or send documents representing WTT common stock with the proxy card. If the merger is completed, the paying agent for the merger will send to you a letter of transmittal, if applicable, and related materials and instructions for exchanging your shares of WTT common stock.

Questions and Additional Information

If you have any questions concerning the merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of WTT common stock, please contact our proxy solicitor:

Advantage Proxy, Inc.

PO Box 13581

Des Moines, WA 98198

Attention: Karen Smith

Call toll free at (877) 870-8565 or collect at (206) 870-8565

Email to ksmith@advantageproxy.com

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THE MERGER (PROPOSAL 1)

The description of the merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the merger agreement carefully and in its entirety.

Certain Effects of the Merger; Merger Consideration

If the merger agreement is approved by WTT shareholders and the other conditions to the closing are either satisfied or waived, Merger Sub will merge with and into WTT, the separate corporate existence of Merger Sub will cease, and WTT will continue as the surviving corporation in the merger as a wholly-owned subsidiary of Maury.

Upon the consummation of the merger, each share of WTT common stock issued and outstanding immediately prior to the effective time, other than cancelled shares, will be cancelled and converted into the right to receive $2.13 in cash, without interest and less applicable withholding taxes. At the effective time, WTT shareholders will cease to have ownership interests in WTT or rights as shareholders of WTT, except as provided in the merger agreement or by law.

WTT common stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “WTT.” As a result of the merger, WTT will cease to be a publicly traded company and will be a wholly-owned subsidiary of Maury. Following the consummation of the merger, WTT common stock will be de-listed from the NYSE and de-registered under the Exchange Act, in each case in accordance with applicable law, rules and regulations.

If the merger agreement is not approved by WTT shareholders, or if the merger is not completed for any other reason, WTT shareholders will not receive any payment for their shares of WTT common stock in connection with the merger. Except in certain circumstances where WTT has entered into an alternative transaction to the merger, WTT will remain a public company, and shares of WTT common stock will continue to be registered under the Exchange Act, as well as listed and traded on the NYSE.

Background of the Merger

The WTT board of directors regularly reviews and assesses WTT’s performance, risks, opportunities and strategy. Additionally, the WTT board of directors and management periodically review and evaluate industry developments and strategic opportunities and alternatives available to WTT as part of WTT’s efforts to strengthen its business and enhance value for its shareholders. Opportunities and alternatives considered at times by the WTT board of directors and management included, among other things, continuation of WTT’s business as an independent public company, the potential sale of WTT to a strategic partner or a “take private” transaction, as well as various other alternatives to improve shareholder value.

As previously disclosed, on December 16, 2021, WTT entered into a Membership Interest Purchase Agreement with RF Industries, Ltd., a Nevada corporation, for the sale of WTT’s wholly owned subsidiary Microlab/FXR LLC, a New Jersey limited liability company (“Microlab”). WTT shareholders approved the transaction on February 25, 2022, and it was completed on March 1, 2022. The consideration for the Microlab sale transaction was $24.1 million, subject to certain post-closing adjustments as set forth in the purchase agreement.

The WTT board continued its exploration of strategic alternatives for WTT’s remaining business units, and on December 16, 2021, the board interviewed two investment banking firms, including a meeting with CDX. Following those meetings, the board met to continue discussing strategic alternatives and review and evaluate the firms’ respective qualifications and experience. The board requested an engagement letter from CDX, which was reviewed and negotiated.

On January 6, 2022, at a special meeting, the WTT board of directors continued discussions regarding potential strategic alternatives for WTT. During this discussion, the WTT board of directors determined that it would engage CDX as financial advisor to assist the board with its continuing evaluation of strategic alternatives. The board’s M&A Committee, consisting of Messrs. Alan Bazaar, Allan Weinstein and Scott Gibson assisted with the evaluation of potential transactions. The final authority for the approval of any transaction was retained by the full WTT board of directors.

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Representatives of Bryan Cave Leighton Paisner LLP (“BCLP”), WTT’s outside counsel, assisted the M&A Committee and WTT management with the review and negotiation of the engagement letter provided by CDX. On January 25, 2022, following approval by the WTT board of directors, WTT executed an engagement letter with CDX to act as WTT exclusive financial advisor in connection with the continuing review of strategic alternatives, including a potential sale of WTT.

During February and March 2022, CDX assisted WTT management with developing an outreach strategy and approach to a broad list of potential buyers, developing a target list of potential interested parties inclusive of financial sponsors and strategic operating companies, and preparing marketing materials inclusive of the confidential information memorandum (“CIM”) for distribution to potentially interested third parties. This preparation work included considerations for the sale of WTT’s two remaining segments, the Radio Baseband Software (“RBS”) segment and the Test & Measurement (“T&M”) segment, together and separately. Also during this period, WTT management worked with the assistance of CDX and BCLP to begin preparations for populating an online data room and preparing a form of non-disclosure agreement. CDX continued to correspond with WTT management and provided updates to the board regularly during this period to monitor market conditions and WTT’s financial performance. The potential targets were categorized at various tiers of strategic interest and a prioritized outreach program by CDX was launched in April 2022.

In April 2022, CDX contacted Artemis Capital Partners III, L.P., the majority owner of Maury (“Artemis”), regarding possible interest in the acquisition of WTT’s T&M and RBS businesses. On April 29, 2022, Artemis executed a non-disclosure agreement with WTT.

On May 10, 2022, WTT conducted a virtual management presentation with Artemis. On May 31, 2022, CDX held a call with Artemis in which Artemis communicated its intention to put the process on hold due to capacity issues related to another ongoing transaction process.

In July 2022, CDX assisted WTT in negotiating the transaction for the previously disclosed sale of its wholly owned subsidiary, Wireless Telecommunications Group, LTD, a company organized under the laws of England and Wales, which comprised the RBS segment. WTT and eSpace Inc. (“eSpace”) negotiated a letter of intent on July 20, 2022 for the RBS segment only, which included segment specific exclusivity provisions, which was finalized and signed on August 1, 2022. Additional negotiations and due diligence continued and as described below, the parties signed a Securities Purchase Agreement dated December 4, 2022, with E-Space Acquisitions LLC, a Delaware limited liability company, and eSpace, as guarantor, for sale of the RBS business for consideration of $14.5 million, inclusive of $13.75 million in cash consideration and a $750,000 note payable, subject to agreed-upon reductions and certain post-closing adjustments as set forth in the purchase agreement. The RBS segment transaction was completed on December 30, 2022.

At its regularly scheduled meeting held on July 29, 2022, following regular business and financial updates, the WTT board continued to engage in a thorough review of potential strategic alternatives, including the current interest in the RBS segment by eSpace, as well as running a separate process exclusively focused on the T&M segment business. CDX and BCLP, as well as members of management, participated in this session of the WTT board meeting. A representative of BCLP reviewed with the WTT board the fiduciary duties of board members in exploring and evaluating strategic alternatives, as well as other legal issues associated with conducting a strategic alternatives process. Representatives of CDX reviewed with the WTT board a summary of the initial outreach and a summary of feedback since the launch in April which included contacting a total of approximately 80 potential buyers, consisting of eight strategic buyers for the RBS segment only and approximately 72 potential buyers involving the T&M segment. Of the potential buyers involving the T&M segment, approximately 32 were potential strategic buyers and 40 were potential financial sponsors. Comments in the feedback received during CDX’s review included that the company was too small, there was not enough strategic overlap, or that there was not enough government and defense business. The board and CDX discussed various strategic alternatives focused exclusively on the T&M segment business and outlined an anticipated process, which included a renewed focus on smaller sized strategic and financial targets and discussed a strategy for outreach to potential parties and a tentative timeline for the process, should the board desire to move forward. CDX also reviewed with the board the feedback from various potential buyers which board members had been involved in related to initial introductions and direct connections made through their own networks and relationships and solicited the continued active involvement from the board to continue to discuss potential additional buyer targets.

Following discussion with the advisors, the WTT board determined to move forward with preparations for a potential process focused exclusively on the sale of the remaining T&M segment, in full consideration of the interested party in the RBS segment, and considering the potential outcomes if that transaction ultimately concluded in a sale of RBS. The board considered a number of factors, including the costs and burdens of operating as a public company, the limited trading volume and volatility of WTT’s common stock, a perceived undervaluation of WTT in the public markets, and the potential to achieve greater value for WTT’s shareholders through a potential sale. The board determined to pursue a broader process for the sale of WTT’s T&M businesses through the distribution of an anonymous teaser to interested parties, and to those willing to execute a non-disclosure agreement, the CIM focused solely on the T&M segment. In the latter weeks of July, the WTT management team with the assistance of CDX worked to refine the T&M segment teaser and CIM and to prepare the list of potential parties to contact.

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From July to September 2022, CDX, at the direction of the WTT board and on WTT’s behalf, contacted a total of 59 potential buyers, consisting of 4 potential strategic buyers and 55 potential financial sponsors. Of those, 38 buyers declined to execute the non-disclosure agreement. Upon receipt of an executed non-disclosure agreement from each of the remaining parties, CDX delivered a CIM to each interested party and granted access to the online data room. Overall, CDX delivered a CIM to 21 interested parties, including 4 potential strategic buyers and 17 financial sponsors. Over the next several weeks, representatives of WTT continued to populate the data room with additional financial and other information regarding the T&M segment. During this same time period, representatives of BCLP began to prepare a form of bid merger agreement.

On August 22, 2022, at the request of the WTT board, CDX distributed initial process letters to interested parties requesting a proposal to be submitted by September 15, 2022.

On August 31, 2022, the members of the M&A committee and the WTT strategy oversight committee (comprised of Scott Gibson (Chairman), Mike Millegan, and Jennifer Fritzsche) held a joint meeting with WTT management and representatives from CDX and BCLP to discuss and evaluate the current status of transaction matters and workstreams of potential transactions and consider alternatives to act reasonably toward the goal of maximizing shareholder value.

During August and September 2022, three potential buyers held virtual meetings with members of WTT’s executive management team to help determine whether to submit a proposal. In addition, in September 2022, at the request of WTT’s board, CDX refreshed contact with all previously interested parties. CDX again contacted Artemis regarding a potential acquisition of WTT’s standalone T&M business. Artemis reiterated interest but indicated they were unable to re-engage in the acquisition process at that time.

On September 15, 2022, two of the potential buyers submitted initial non-binding proposals to acquire the outstanding shares of WTT for cash. On September 16, 2022, the WTT board of directors was briefed on the non-binding proposals received and next steps which included an expectation for the receipt of one other additional bid. CDX reported that it expected to work with the two current bidders and one other interested party to down-select the two best bids by September 30, 2022, at which time the process would provide for an additional two weeks of diligence for the bidders to make their best and final offer by October 14, 2022.

On September 19, 2022, the third interested party submitted an initial non-binding proposal to acquire the outstanding shares of WTT for stock consideration.

On September 30, 2022, the WTT board was briefed on the non-binding proposals received. The WTT board directed CDX to invite the two bidders with the most attractive bids into the second round to make their final offers by October 14, 2022.

On October 14, 2022, one bidder submitted a revised non-binding proposal to acquire the outstanding shares of WTT for $28 million in cash consideration (on a cash-free, debt-free basis), which would imply a total value to shareholders of approximately $2.04 per share. The second bidder did not submit a final offer at that time, and subsequently declined to submit a final bid because of their unwillingness to increase their offer to a level where it would be competitive.

On October 15, 2022, the WTT board was again briefed on the status of the non-binding proposals received. On October 22, 2022, following negotiations with CDX about desired improvements to their offer, the initial bidder submitted a revised non-binding proposal to acquire the outstanding shares of WTT for $30 million in cash consideration (on a cash-free, debt-free basis), which would imply a total value to shareholders of approximately $2.13 per share.

On October 25, 2022, the WTT board met and representatives of management, along with CDX and BCLP, also attended the meeting. CDX reviewed the non-binding proposals and provided background on the buyers that had submitted non-binding proposals and attended management meetings. CDX and BCLP answered questions regarding next steps and the anticipated timeline. After a review of financial information provided by CDX, the WTT board resolved to pursue further negotiations with the initial bidder.

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From October 14, 2022 to October 21, 2022, the closing price of WTT common stock on the NYSE ranged from $1.31 to $1.37.

On October 26, 2022, WTT and the initial bidder agreed to enter into an initial exclusivity period expiring on November 30, 2022. During the month of November 2022, the initial bidder conducted additional due diligence.

On November 3, 2022, the WTT board met for its normal fourth quarter regular board meeting and received an update from the WTT executive team related to the key dependencies, general business risks, and timing of a proposed T&M transaction.

On November 15, 2022, the initial bidder informed CDX that it lost its financing partner and was seeking additional sources of financing. The WTT board was immediately notified by WTT management. On November 18, 2022, the WTT board held a virtual meeting and representatives of management, along with CDX and BCLP, also attended the meeting. The WTT board discussed with CDX alternatives and next steps in exploring strategic alternatives.

On November 29, 2022, the initial bidder, with the backing of a new financing partner, re-submitted a letter of intent, reducing the purchase price and requesting exclusivity to January 13, 2023. On November 29, 2022 the WTT board held a virtual meeting to discuss and evaluate the status of transaction matters, including exclusivity and bidder financing matters. CDX and BCLP attended the meeting. The board determined that exclusivity would not be granted until a commitment letter for the funding sources was received, along with a mark-up of the merger documentation and completion of any buyer’s diligence related to a quality of earnings analysis.

On November 30, 2022, the exclusivity period with the initial bidder expired and was not renewed. On November 29, 2022, the closing price of WTT common stock on the NYSE was $1.57.

As described above, on December 4, 2022, WTT entered into a Securities Purchase Agreement with E-Space Acquisitions LLC and eSpace for the purchase by E-Space Acquisitions LLC of WTT’s RBS business. The transaction closed on December 30, 2022. The board believed the closing of the RBS transaction would help ease concerns and risks for potential bidders for the T&M business. From December 6, 2022 to December 30, 2022, the closing price of WTT common stock on the NYSE ranged from $1.58 to $1.86.

On December 8, 2022, following the expiration of exclusivity with the initial bidder and execution of the Securities Purchase Agreement with E-Space Acquisitions LLC and eSpace Inc., at the request of the WTT board of directors, CDX followed up with Artemis regarding a potential sale of WTT, now consisting of the standalone T&M business.

On December 12, 2022, the initial bidder conducted a due diligence site visit in Parsippany, along with their new financing partner who indicated their need to perform due diligence based on December 31, 2022 final financial results.

On December 16, 2022, WTT management conducted a call and provided an overview of the T&M business to representatives from both Artemis and Maury. On December 21, 2022 Artemis submitted an indication of interest with an initial non-binding proposal to acquire the outstanding shares of WTT for $30 million in cash consideration (on a cash-free, debt-free basis), excluding seller costs of a transaction and certain other liabilities, subject to continued due diligence which would imply a total value to shareholder of approximately $2.13 per share

On January 11, 2023, WTT conducted an in-person management presentation with representatives from both Artemis and Maury.

On January 18, 2023, CDX, at the direction of the WTT board, distributed the form of merger agreement to the initial bidder and Artemis and sent both bid instruction letters inviting them to submit final proposals no later than January 24, 2023.

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On January 24, 2023, the initial bidder, backed by its new funding source, submitted a final non-binding proposal to acquire the outstanding shares of WTT for $25 million in cash consideration (on a cash-free, debt-free basis), excluding seller costs of a transaction and certain other liabilities which would imply a total value to shareholder of approximately $1.93 per share. Also on January 24, 2023, Artemis (on behalf of Maury) submitted a revised non-binding proposal to acquire the outstanding shares of WTT for $30 million in cash consideration (on a cash-free, debt-free basis), and later agreed to purchase the cash on WTT’s balance sheet at close of $19.54 million for a total merger consideration of $49.54 million and an implied purchase price of approximately $2.13 per share, net of transaction expenses The closing price of WTT common stock on the NYSE on January 24, 2023 was $1.96.

Maury’s proposal included (i) a Company termination fee (payable upon a change of recommendation or acceptance of a superior proposal) of 4% of WTT’s equity value (excluding the cash on WTT’s balance sheet), (ii) a buyer termination fee (payable in the event the buyer is unable to obtain financing) of 4% of WTT’s equity value (excluding the cash on WTT’s balance sheet), and (iii) an expense reimbursement of buyer’s expenses under certain circumstances (in the event that there is a breach, failure to perform, or other occurrence that results in WTT failing to satisfy its closing conditions). Maury also included a note in its non-binding proposal that Maury intended to obtain a representation and warranty insurance policy as well as environmental insurance coverage and therefore was going to require a more comprehensive set of representations and warranties in the merger agreement as well as extensive environmental testing diligence. CDX held a clarifying discussion with Artemis about certain aspects of their proposal and the sources of funding for the transaction, including a debt term sheet provided by Maury’s lenders.

On January 25, 2023, the WTT board of directors held a virtual meeting to discuss the final non-binding proposals. CDX and BCLP attended the meeting. The board reviewed and discussed price, deal certainty, and buyer capability, including size, readiness and expertise. The board discussed the impact of a dividend versus buyer paying for the cash on the balance sheet, as well as the terms of the LOI, including provisions for non-competes, significant shareholders, voting and support agreements, fairness opinion, termination fee proposals, severance liabilities, D&O insurance provisions and overall timing.

Based on input from the WTT board, management discussed Maury’s non-binding proposal with BCLP and CDX. WTT responded with an updated unsigned draft of the non-binding proposal sent to Maury on January 30, 2023, which proposed, among other things, a Company termination fee of 3% of WTT’s equity value (excluding the cash on WTT’s balance sheet), a 5% reverse termination fee and no expense reimbursement for the buyer.

On January 31, 2023, as a result of negotiations between CDX and Maury on certain terms of their final non-binding proposal, Maury sent a revised unsigned draft of the non-binding proposal to WTT which proposed, among other things, a 3% reverse termination fee and expense reimbursement of buyer’s expenses (in the event that there is a breach, failure to perform, or other occurrence that results in WTT failing to satisfy its closing conditions) in an amount not to exceed WTT termination fee, and the deletion of certain restrictive covenants.

On February 1, 2023, the parties participated in an all hands call with representatives of WTT, Maury, BCLP, Morgan, Lewis & Bockius LLP (“MLB”), counsel for Maury, and CDX to discuss open issues in Maury’s proposal, primarily related to the reverse termination fee.

On February 1, 2023, the WTT board held a virtual meeting to discuss the final non-binding proposals. CDX and BCLP attended the meeting. CDX compared the financial aspects of the proposals while the representatives from BCLP explained the major legal differences in the proposals. Following discussion, the WTT board of directors concluded that Maury’s proposal was superior to the initial bidder’s proposal and recommended that WTT move forward in pursuing negotiations with Maury and authorized Timothy Whelan, WTT’s chief executive officer and member of the WTT board, to negotiate the terms of an exclusivity arrangement with Maury. Later that day, WTT delivered a revised unsigned draft of the non-binding proposal to Maury incorporating changes discussed on the all-hands call.

On February 1, 2023, CDX informed the initial bidder that it would not be moving forward in the process.

On February 2, 2023, WTT and Maury reached agreement on the terms of the letter of intent and executed the proposal. In addition, the parties entered into an exclusivity letter granting exclusivity to Maury through February 28, 2023, and communicated that any extensions would be dependent upon Maury’s diligence progress. On February 28, 2023, WTT, after management, CDX, and BCLP consultation with the board, executed an amendment to the exclusivity letter to extend the initial expiration date of the exclusivity period to March 30, 2023. On March 30, 2023, WTT, after management, CDX, and BCLP consultation with the board, executed an additional amendment to the exclusivity letter to extend the expiration date of the exclusivity period to April 28, 2023. On April 28, 2023, WTT, after management, CDX, and BCLP consultation with the board, executed an additional amendment to the exclusivity letter to extend the expiration date of the exclusivity period to May 22, 2023.

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During the months of February through May 2023, Maury, along with third party experts, and representatives of MLB conducted additional due diligence through site visits, a review of documents in the online data room, customer calls, and multiple diligence interview calls with various members of WTT’s management team.

The parties continued to engage in confirmatory due diligence in various areas, including business, legal, environmental, insurance, tax and accounting. They also held extensive discussions about the purchase of the projected cash on the balance sheet and other items impacting working capital.

On March 1, 2023, the WTT board met and received an update on the latest negotiations in the transaction. CDX and BCLP attended the meeting. Management discussed and reviewed with the board the current state of the various due diligence workstreams, the March 31, 2023 lease expiration at the Parsippany location including the strategy for lease renewal and the impact on the due diligence, the environmental testing and resulting due diligence concerns, and the letter of intent exclusivity extension. Additionally, management and the board held a discussion about the operating strategy if a transaction was not concluded.

On March 10, 2023, MLB delivered a revised draft of the merger agreement to BCLP, which proposed a covenant that after signing WTT deposit a to-be-determined amount of excess cash into a restricted account that cannot be withdrawn from without Maury’s sole consent.

On March 27, 2023, BCLP delivered a revised draft of the merger agreement to MLB which proposed removing the restricted cash account covenant.

On March 30, 2023, the WTT board met and received an update on the latest negotiations in the transaction. CDX and BCLP attended the meeting. Management discussed and reviewed with the board the current state of the various due diligence workstreams, the successful renewal of the March 31, 2023 lease expiration at the Parsippany location, the environmental test results and resulting plan to complete environmental diligence, as well as buyer demands for purchase price adjustments and seller-funded obligations. Additionally, management and the board held a discussion about the negotiations of the purchased cash on the balance sheet, including the value of future cash inflows to the business as well as future cash outflows and how they were being treated and valued in the negotiation.

During the period between April 15 and May 22, 2023, BCLP and MLB negotiated the unresolved terms of the merger agreement, including the treatment of excess cash, representations and warranties and financing covenants, among other provisions.

On April 19, 2023, the WTT board met and received an update on the latest negotiations in the transaction. Representatives of BCLP attended the meeting. The board also made director independence determinations and approved the filing of the annual meeting proxy statement. The board also discussed with WTT management the impact of a potential transaction on the timing of the annual meeting.

On April 27, 2023, the WTT board of directors met and received an update on the latest negotiations in the transaction. CDX and BCLP attended the meeting. Management discussed and reviewed with the board the current state of the various due diligence workstreams, the focus of the open diligence areas including environmental testing, merger agreement negotiations, purchased cash, and the extension of the letter of intent exclusivity. Additionally, management reviewed the potential per share valuation outcome based upon current negotiations.

On May 9, 2023, the M&A Committee met and received an update on the merger agreement and purchase price negotiations. Management reviewed and discussed the current state of the merger agreement disclosure schedules, the coverage and status of post-close insurance policies, purchased cash negotiations, the negotiations surrounding environmental testing, as well as the introduction of a minimum cash covenant provision in the merger agreement.

Between May 9 and May 11, 2023, representatives of MLB provided representatives of BCLP with drafts of Maury’s equity commitment letter, as well as its debt commitment letter.

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Leading up to the week of May 22, 2023, the parties engaged in extensive discussions and negotiations regarding the price per share, which discussions and negotiations included the amounts of adjustments to enterprise value for the cash-free and debt-free assumptions and other proposed adjustments, including estimated WTT transaction expenses, excess cash, various tax credits and other debt-like items.

On May 22, 2023, the WTT board of directors met and received an update on the latest negotiations in the transaction. CDX and BCLP attended the meeting. CDX provided an update on the pricing negotiations resulting in a proposed purchase price of $2.13 per share. At this meeting, CDX reviewed with the WTT board with a detailed preliminary financial analyses with respect to WTT and this price per share, as well as an overview of valuation methodologies. Representatives of BCLP also provided an update on the outstanding legal issues in the merger agreement and overall status of the transaction, among other things. During this meeting, the WTT board of directors discussed the auction process and strategic alternatives considered, the limited trading volume and volatility of WTT’s common stock, the costs and burdens of operating as a public company, and the ability to return value to shareholders through the proposed transaction with Maury. The WTT board of directors determined to move forward with the transaction with Maury.

Between May 22 and May 24, 2023, BCLP and MLB negotiated the unresolved terms of the merger agreement, primarily related to representations and warranties and interim operating covenants. Representatives of BCLP also provided Maury and its advisors feedback on the equity commitment letter, as well as the conditions precedent to the debt commitment letter in order to align them with the closing conditions in the merger agreement.

On May 24, 2023, the WTT board of directors met to approve the merger agreement and the transactions contemplated by the merger agreement. At this meeting, CDX, at the request of the WTT board of directors, reviewed its financial analysis with respect to WTT and the proposed merger and rendered its oral opinion to the WTT board of directors as to, as of May 24, 2023, the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger pursuant to the merger agreement, which oral opinion was subsequently confirmed in writing. Representatives of BCLP reviewed the fiduciary duties of the directors under New Jersey law and summarized the merger agreement and related financing commitment letters, substantially final copies of which had been provided to the WTT board of directors in advance of the meeting.

The WTT board of directors took into consideration the factors deemed relevant by the WTT board, including the factors described below in the section below entitled “The Merger (Proposal 1)—Recommendation of the WTT Board of Directors and Reasons for the Merger” beginning on page 37 of this proxy statement. After discussion and consideration of the financial and other information presented, the WTT board of directors unanimously determined that the terms of the merger agreement and the transactions contemplated thereby, including the merger, were fair to, and in the best interests of, WTT and its shareholders, and approved the execution and delivery by WTT of the merger agreement, the performance by WTT of its covenants and agreements contained in the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement upon the terms and subject to the conditions contained in the merger agreement.

On May 24, 2023, Maury received final equity and debt commitment letters from its financing sources committing to funding for the merger consideration as well as the other expenses associated with the transaction.

In the evening of May 24, 2023, the parties executed and delivered the merger agreement and related documents. On May 25, 2023, WTT and Maury issued a press release announcing the execution of the merger agreement.

Recommendation of the WTT Board of Directors and Reasons for the Merger

Recommendation of the WTT Board of Directors

After considering the various factors described below, the WTT board of directors unanimously (1) determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, were fair to, and in the best interests of, WTT and its shareholders, (2) approved the execution and delivery by WTT of the merger agreement, the performance by WTT of its covenants and agreements contained in the merger agreement and the consummation of the merger and other transactions upon the terms and subject to the conditions set forth in the merger agreement, (3) recommended that the shareholders of WTT approve the merger agreement, and (4) directed that approval of the merger agreement be submitted to a vote of WTT shareholders.

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The WTT board of directors unanimously recommends that you vote (a) “FOR” the proposal to approve the merger agreement (b) “FOR” the compensation advisory proposal and (c) “FOR” the adjournment proposal.

Reasons for the Merger

In evaluating the merger agreement and the merger, the WTT board consulted with WTT’s senior management and its outside legal and financial advisors. The WTT board considered and understood that Maury was considering offering employment on reasonable and customary terms to Messrs. Kandell and Monopoli following consummation of the merger but no discussions or negotiations occurred prior to signing of the merger agreement, and neither officer is expected to own a material amount of the surviving company’s equity securities, so the proposed merger transaction should not be subject to Rule 13e-3 of the Exchange Act. In reaching its determination to recommend that WTT shareholders approve the merger agreement, the WTT board relied upon and considered numerous factors, including the material factors set forth below (the order in which the following factors appear does not reflect any relative significance):

Financial Terms; Certainty of Value

-	The belief of the WTT board that the merger consideration of $2.13 in cash per share of WTT common stock represents fair value for the shares of WTT common stock, taking into account, among other things, WTT’s current and historical financial condition, results of operations, business, competitive position and prospects, as well as WTT’s near-term and long-term standalone plan in the event WTT were to remain an independent public company, and the future prospects and risks associated with remaining an independent public company and the risks and uncertainties associated with WTT’s ability to execute the standalone plan.

-	The relationship of the per share merger consideration to the current and historical market prices of WTT common stock and the fact that the per share merger consideration represents a premium to the current and historical market prices of WTT common stock, including a premium of:

○	approximately 34% to the closing share price of May 23, 2023, the last trading day prior to the announcement of the merger;

○	approximately 50% to the closing share price as of the unaffected date of July 29, 2022, the trading day of the announcement by WTT that it had hired CDX to explore strategic alternatives for the Company;

○	approximately 28% to the 20-trading day volume weighted average share price as of May 23, 2023; and

○	approximately 26% to the 30-trading day volume weighted average share price as of May 23, 2023.

-	The fact that the merger consideration consists solely of cash, which provides certainty of value and immediate liquidity to WTT shareholders and does not expose them to any future risks related to Maury’s stock price or business, WTT’s stock price or business, or the financial markets generally, as compared to a transaction in which shareholders receive equity or other securities, or as compared to remaining an independent, standalone company.

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-	The extent of the process conducted by the WTT board and the alternatives considered, including the competitive auction process conducted by the WTT board prior to entering into substantive negotiations with Maury, as described in the section above entitled “The Merger (Proposal 1)-Background of the Merger” beginning on page 31 of this proxy statement.

-	The financial analysis presented to the WTT board by CDX with respect to the merger consideration and the opinion of CDX to the WTT board of directors, to the effect that, as of May 24, 2023 and based upon and subject to the various assumptions, procedures, factors, qualifications and limitations set forth therein, the merger consideration to be paid to the holders of WTT common stock in the merger was fair, from a financial point of view, to such holders, as more fully described below under the section entitled “The Merger (Proposal 1)-Opinion of WTT’s Financial Advisor - Cyndx Advisors, LLC d/b/a CDX Advisors” beginning on page 43 of this proxy statement.” The full text of CDX’s written opinion is attached as Annex C to this proxy statement and is incorporated herein by reference.

-	The WTT board’s concern regarding the potential impact of any potential economic downturn or the loss of one or more material customers of WTT on the price of shares of WTT common stock.

-	The belief of the WTT board that the merger consideration represents the highest price per share that Maury was willing to pay for the WTT common stock and that the terms of the merger agreement include the most favorable terms to WTT, in the aggregate, to which Maury was willing to agree, considering the negotiations between the parties.

Prospects of WTT

WTT’s current and historical business, financial condition, results of operations, competitive position, strategic options and prospects, as well as WTT’s near-term and long-term standalone plan in the event WTT were to remain an independent public company, the risks and challenges associated with remaining an independent public company and the risks and uncertainties associated with the execution of the standalone plan, and the potential impact of those factors on the future trading price of WTT common stock, including risks related to:

-	the current and prospective business environment in which WTT operates, including national and local economic and political conditions, the competitive and regulatory environment, and the likely effect of these factors on WTT as a stand-alone company;

-	the costs, risks and uncertainties relating to the execution by WTT of its near-term and long-term standalone plan in the event WTT were to remain an independent public company;

-	the fact that WTT earns a significant portion of its revenue from a limited number of customers, and the termination or non-renewal of a contract with one or more of these customers could significantly harm WTT’s business and prospects;

-	the risk that as WTT continues to expand its services and its contracts become more profitable, the competition in the markets in which WTT operates may increase, and many of its potential competitors are national or international in scope and have greater resources than WTT;

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-	the additional costs and burdens involved with being an independent public company;

-	the U.S. and general stock market conditions and volatility;

-	the other risks and uncertainties identified in WTT’s filings with the SEC, including in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; and

-	the WTT board of directors’ belief, after consideration of the factors described in this section, that the consummation of the transactions represents WTT’s best reasonably available alternative for maximizing shareholder value.

Process and Consideration of Alternatives

-	The WTT board’s belief, based on a review of the possible alternatives to a sale of WTT, including the prospects of continuing to operate in accordance with the near-term and long-term strategic plan, the potential value to WTT shareholders of such alternatives and the timing and likelihood of actually achieving additional value for WTT shareholders from these alternatives, that none of these options, on a risk- and time-adjusted basis, was reasonably likely to create value for WTT shareholders greater than the merger consideration.

-	The fact that the WTT board, with assistance from CDX, conducted a competitive auction process prior to entering into substantive negotiations with Maury, as described in “The Merger (Proposal 1)-Background of the Merger” beginning on page 31 of this proxy statement.

-	The WTT board’s belief that there were no other likely credible potential parties that might have an interest in engaging in a strategic transaction with WTT at a value higher than Maury’s proposal and the absence of any such proposal being made despite the competitive auction process conducted by the WTT board prior to entering into substantive negotiations with Maury, as described in “The Merger (Proposal 1)-Background of the Merger” beginning on page 31 of this proxy statement.

-	The potential commercial and financing issues that might arise in connection with pursuing any alternative transaction.

-	The timing of the merger and the risk that if WTT did not accept the Maury offer now, it might not have another opportunity to do so or a comparable opportunity might not arise because other potential acquirers may not value WTT’s business to the same extent as Maury.

Likelihood of Consummation

The WTT board of directors considered the likelihood that the merger would be completed, in light of, among other things:

-	the business reputation and capabilities of Maury, its financial sponsor, Artemis, and its management;

-	the conditions to the closing of the merger and the absence of a financing condition or similar contingency that is based on Maury’s ability to obtain financing;

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-	the fact that Maury has obtained committed debt and equity financing for the transaction and represented to WTT in the merger agreement that it will have sufficient financial resources at the closing to pay the aggregate merger consideration and to consummate the merger; and

-	the fact that the merger is not subject to approval by Maury’s shareholders.

Terms of the Merger Agreement

The WTT board considered, after discussions with WTT’s legal advisors, all of the terms and conditions of the merger agreement, including the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form of the merger consideration and the termination rights, including:

-	that the terms of the merger agreement were the product of arms’-length negotiations among sophisticated parties and their respective legal and financial advisors, as described in the section above entitled “The Merger (Proposal 1)-Background of the Merger” beginning on page 31 of this proxy statement;

-	the limited number and nature of the closing conditions included in the merger agreement, including the exceptions to the events that would constitute a material adverse effect (as defined in the section entitled “The Merger Agreement-Material Adverse Effect” beginning on page 69 of this proxy statement) on WTT for purposes of the merger agreement, as well as the likelihood of satisfaction of all conditions to completion of the transactions contemplated by the merger agreement;

-	that the “fiduciary out” provisions, subject to WTT’s compliance with the terms and conditions of the merger agreement, give the WTT board the ability to furnish information to, and engage in negotiations with, third parties that have made an unsolicited, bona fide written acquisition proposal that is a superior proposal or would reasonably be expected to result in a superior proposal, and, upon payment of the termination fee and compliance with the other terms and conditions of the merger agreement, terminate the merger agreement in order to enter into an agreement providing for a superior proposal, as more fully described in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT” beginning on page 74 of this proxy statement;

-	that the WTT board has the ability in certain circumstances, and subject to certain conditions, to withdraw, change, amend, modify or qualify its recommendation that WTT shareholders vote to approve the merger agreement, as more fully described in the section entitled “The Merger Agreement-No Solicitation of Other Offers by WTT” beginning on page 74 of this proxy statement and “The Merger Agreement-Change of Recommendation; Match Rights” beginning on page 77 of this proxy statement;

-	the fact that the termination fee of $900.000.00 payable by WTT to Maury in certain circumstances was viewed by the WTT board, after consultation with its advisors, as reasonable and not likely to preclude any other party from making a competing acquisition proposal;

-	the fact that, subject to certain customary limitations, WTT will have sufficient operating flexibility for it to conduct its business in the ordinary course consistent with past practice during the pre-closing period;

-	the fact that a vote of WTT shareholders is required under New Jersey law to approve the merger agreement; and

-	that the remedies of specific performance and monetary damages are available to WTT under the merger agreement, as more fully described in the section entitled “The Merger Agreement-Amendments, Enforcements and Remedies, Extensions and Waivers” beginning on page 85 of this proxy statement.

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In addition to the factors above, the WTT board identified and considered a variety of risks and potentially negative factors concerning the merger, including:

-	The fact that WTT shareholders generally will have no ongoing equity participation in WTT following the merger, and that such shareholders will cease to participate in WTT’s future earnings growth, if any, or benefit from any future increase in its value following the merger.

-	The risk that there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, and as a result, it is possible that the merger may not be completed, even if the merger agreement is approved by WTT shareholders.

-	The risk that the equity and debt financing contemplated by the commitment letters will not be obtained, resulting in Maury not having sufficient funds to complete the transaction.

-	The possibility that the transactions contemplated by the merger agreement, including the merger, might not be consummated, and the fact that if the merger is not consummated, (1) WTT’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transactions contemplated by the merger agreement, (2) WTT will have incurred significant transaction costs, (3) WTT’s continuing business relationships with business partners and employees may be adversely affected, (4) the trading price of WTT common stock could be materially and adversely affected and (5) the market’s perceptions of WTT’s prospects could be adversely affected.

-	The fact that the announcement of the merger agreement and pendency of the merger, or the failure to complete the merger, may cause substantial harm to WTT’s relationships with its customers, suppliers, government officials and employees (including making it more difficult to attract and retain key personnel) and may divert employees’ attention away from WTT’s day-to-day business operations.

-	The significant costs involved in connection with completing the merger, the substantial management time and effort required to complete the merger, and the related disruption to WTT’s operations.

-	The fact that the merger agreement contains restrictions on the conduct of WTT’s business prior to the completion of the merger, including generally requiring WTT to conduct its business only in the ordinary course, subject to specified limitations, and that WTT will not undertake various actions related to the conduct of its business without the prior written consent of Maury, which may delay or prevent WTT from responding to changing market and business conditions.

-	The fact that the merger agreement precludes WTT from soliciting or, subject to certain exceptions, entertaining alternative acquisition proposals and requires WTT to pay to Maury a termination fee of $900,000.00 in certain circumstances, which may discourage other parties that may otherwise have an interest in a business combination with, or an acquisition of, WTT, as more fully described in the section entitled “The Merger Agreement-Termination Fees”.

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-	The interests that certain WTT executive officers and directors may have with respect to the merger in addition to their interests as WTT shareholders, as described in “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

-	That the gain likely to be realized by WTT shareholders as a result of the merger generally will be taxable to such shareholders for U.S. federal income tax purposes if they are not otherwise exempt from the payment of such taxes, as more fully described in “The Merger (Proposal 1)-Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this proxy statement.

-	The market price of WTT’s common stock could be affected by many factors, including: (1) if the merger agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting WTT; (2) the possibility that, as a result of the termination of the merger agreement, possible acquirors may consider WTT to be an unattractive acquisition candidate; and (3) the possible sale of WTT common stock by investors following an announcement that the merger agreement was terminated.

The foregoing discussion of the information and factors considered by the WTT board is not intended to be exhaustive, but rather includes the principal material information, factors and analyses considered by the WTT board in reaching its conclusions and recommendation in relation to the merger agreement and the transactions. The WTT board evaluated the various factors listed above in light of its knowledge of the business, financial condition and prospects of WTT, in consultation with WTT’s senior management and outside legal and financial advisors. The WTT board did not provide a specific assessment of, quantify or otherwise assign any relative weights to, the factors considered in determining its recommendation. Instead, the WTT board conducted an overall analysis of the factors and reasons described above and determined in its business judgment that, in the aggregate, the potential benefits of the merger to WTT shareholders outweighed the risks or potential negative consequences. Individual members of the WTT board may have given different weight to different factors. In addition, in arriving at its recommendation, the directors of WTT were aware of the interests of certain officers and directors of WTT as described in “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement.

Opinion of WTT’s Financial Advisor - Cyndx Advisors, LLC d/b/a CDX Advisors

WTT retained CDX to act as its financial advisor in connection with the merger. As part of this engagement, WTT requested that CDX evaluate the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. At a meeting of the WTT board of directors held to evaluate the merger on May 24, 2023, CDX rendered an oral opinion to the WTT board of directors, subsequently confirmed in writing by delivery of CDX’s opinion dated as of the same date, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in CDX’s written opinion, the merger consideration to be paid to the holders of WTT common stock in the merger was fair, from a financial point of view, to such holders.

The full text of CDX’s written opinion, dated May 24, 2023, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by CDX in connection with its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. We encourage you to read CDX’s opinion carefully and in its entirety. CDX’s opinion was provided for the use and benefit of the WTT board of directors (in its capacity as such) in its evaluation of the merger, and addressed only the fairness, as of the date of the opinion, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. CDX’s opinion did not constitute a recommendation to the WTT board of directors or to any other persons in respect of the merger, including as to how any shareholder of WTT should vote or act in respect of the merger. The following summary is qualified in its entirety by reference to the full text of CDX’s opinion, which is attached as Annex C to this proxy statement.

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In connection with its opinion, CDX, among other things:

(i)	reviewed certain internal projected financial data relating to WTT prepared and furnished to CDX by management of WTT, as approved for our use by the WTT board of directors (the “Forecasts”);

(ii)	discussed with management of WTT their assessment of the past and current operations of WTT, the current financial condition and prospects of WTT, and the Forecasts (including their views on the risks and uncertainties of achieving the Forecasts);

(iii)	reviewed the reported prices and the historical trading activity of WTT common stock;

(iv)	reviewed certain publicly available business and financial information relating to WTT that CDX deemed to be relevant;

(v)	reviewed a publicly available research analyst estimate;

(vi)	compared the financial performance of WTT and its stock market trading multiples with those of certain other publicly traded companies that CDX deemed relevant;

(vii)	compared the financial performance of WTT and the valuation multiples relating to the merger with those of certain other transactions that CDX deemed relevant;

(viii)	reviewed the financial terms and conditions of a draft, dated May 23, 2023, of the merger agreement; and

(ix)	performed such other analyses and examinations and considered such other factors that CDX deemed appropriate.

For purposes of CDX’s analysis and opinion, CDX assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by CDX, and CDX assumed no liability therefor. CDX further relied upon the assurances of management of WTT that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, CDX assumed, with the consent of the WTT board of directors, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of WTT as to the future financial performance of WTT. CDX assumed no responsibility for and expressed no view as to the Forecasts or the assumptions on which they are based.

For purposes of rendering its opinion, CDX assumed, in all respects material to its analysis, that the final executed merger agreement would not differ from the draft merger agreement reviewed by CDX, that the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger would be satisfied without waiver or modification thereof. CDX further assumed, in all respects material to its analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the merger would be obtained without any delay, limitation, restriction or condition that would have an adverse effect on WTT or the consummation of the merger or reduce the contemplated benefits to the holders of WTT common stock of the merger.

CDX did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of WTT, nor was CDX furnished with any such valuations or appraisals, nor did CDX evaluate the solvency or fair value of WTT under any state or federal laws relating to bankruptcy, insolvency or similar matters. CDX’s opinion was necessarily based upon information made available to them as of the date thereof and financial, economic, market and other conditions as they existed and as could be evaluated on the date thereof. It was understood that developments subsequent to CDX’s opinion could affect its opinion and that CDX did not and does not have any obligation to update, revise or reaffirm its opinion.

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CDX was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. CDX did not express any view on, and its opinion did not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of WTT, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of WTT, or any class of such persons, whether relative to the merger consideration or otherwise. CDX was not asked to, nor did CDX express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the merger, including, without limitation, the structure or form of the merger, or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger agreement. CDX’s opinion did not address the relative merits of the merger as compared to other business or financial strategies that might have been available to WTT, nor did it address the underlying business decision of WTT to engage in the merger. CDX did not express any opinion as to the prices at which the shares of WTT common stock would trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on WTT or the merger or as to the impact of the merger on the solvency or viability of WTT or the ability of WTT to pay its obligations when they come due. CDX is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by WTT and its advisors with respect to legal, regulatory, accounting and tax matters.

Summary of CDX’s Financial Analysis

The following is a summary of the material financial analyses reviewed with the WTT board of directors in connection with CDX’s opinion, dated May 24, 2023. The summary of CDX’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying CDX’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.

The summary of CDX’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, dated May 24, 2023, which is attached as Annex C to this proxy statement and sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by CDX in connection with its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, CDX did not draw, in isolation, conclusions from or with regard to any particular factor or analysis considered by it. Rather, CDX made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. Considering selected portions of the analyses and reviews in the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying CDX’s opinion.

For purposes of its analyses and reviews, CDX considered industry sector performance, general business, economic, market and financial conditions and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of WTT. No company or business used in CDX’s analyses and reviews as a comparison is identical to WTT, and an evaluation of the valuations of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or businesses used in CDX’s analyses and reviews. The estimates contained in CDX’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by CDX’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, CDX’s analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand CDX’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of CDX’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of CDX’s analyses and reviews.

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Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 23, 2023, and is not necessarily indicative of current market conditions.

Financial Analysis

Discounted Cash Flow Analysis

CDX performed a discounted cash flow analysis of WTT to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, defined as net operating profit after tax, plus depreciation and amortization and stock-based compensation, less changes in net working capital and capital expenditures, that WTT was forecasted to generate during WTT’s calendar years 2023 through 2025 based on the projections (as described in the section of this proxy statement entitled “The Merger - Projected Financial Information”) and Forecasts provided by management of WTT. CDX calculated the terminal value of WTT utilizing a terminal multiple methodology.

Terminal Multiple Methodology

CDX calculated implied terminal values for WTT by applying trailing twelve-month enterprise value terminal multiples of 8.0x to 12.0x to WTT’s estimated non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), defined as segment operating income, less public company costs and non-segment corporate overhead, plus stock-based compensation and other non-recurring strategic alternative costs. The terminal multiple range was selected based on CDX’s professional judgment and experience, as well as publicly available industry data, and applied to WTT’s Adjusted EBITDA in calendar year 2025 based on the projections. The cash flows and terminal values were then discounted to present value as of June 30, 2023 using the mid-year cash flow discounting convention and discount rates ranging from 14.5% to 16.5%, which were based on an estimate of WTT’s weighted cost of capital, calculated by CDX utilizing the capital asset pricing model based on the Selected Comparable Companies (as defined below), adjusted to include a small company premium and illiquidity premium, with inputs based on CDX’s professional judgment and experience. Based on this range of implied enterprise values, WTT’s estimated net cash as of June 30, 2023 and the number of fully diluted shares, as provided by management of WTT and calculated using the Treasury Stock Method, this analysis indicated the following implied per share equity value reference range for WTT, as compared to the merger consideration of $2.13 per share to be received in the merger:

Implied Per Share Equity

Value Reference Range

$1.49 - $1.74

Selected Public Trading Valuation Analysis

Overview

CDX reviewed and analyzed certain financial information, valuation multiples and market trading data related to selected publicly-traded companies in the electronic equipment, instrument and component industry as well as representative U.S. listed micro-cap companies of relatively comparable or relevant size. CDX then compared such information to the corresponding information for WTT.

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The selected group of companies used in this analysis, which are referred to in this proxy statement as the “Selected Comparable Companies,” was as follows:

●	Airgain, Inc.

●	AmpliTech Group, Inc.

●	Anritsu Corporation

●	Aviat Networks, Inc.

●	BK Technologies Corporation

●	CalAmp Corp.

●	Cambium Networks Corporation

●	Casa Systems, Inc.

●	CPS Technologies Corporation

●	Crexendo, Inc.

●	DZS Inc.

●	Inseego Corp.

●	Micropac Industries, Inc.

●	One Stop Systems, Inc.

●	PCTEL, Inc.

●	PowerFleet, Inc.

●	Profire Energy, Inc.

●	RF Industries, Ltd.

Although none of the companies reviewed in this analysis is identical or directly comparable to WTT, CDX selected these companies, among other reasons, because they are publicly-traded companies with certain aspects or characteristics, such as industry sector, growth prospects, business risks, maturity, size and scale of business and/or financial and qualitative characteristics that CDX, based on its professional judgment and experience, considered generally relevant for purposes of its analysis. Accordingly, CDX believes that purely quantitative analyses are not, in isolation, determinative in the context of the merger and that qualitative judgments concerning the differences between the business, financial and operating characteristics and prospects of WTT and the Selected Comparable Companies that could affect the public trading values of each are relevant.

CDX calculated and compared the ratio of each Selected Comparable Company’s enterprise value, calculated as the market capitalization of each Selected Comparable Company (based on its closing share price as of May 23, 2023), plus debt, less cash, cash equivalents and short-term investments, plus noncontrolling interests (based on the most recent publicly available data), to its calendar year 2023 estimated revenue and earnings before interest, taxes, depreciation and amortization, commonly referred to as “EBITDA.” The revenue and EBITDA estimates for each of the Selected Comparable Companies used by CDX in its analysis were based on FactSet and Capital IQ consensus estimates, except that the consensus EBITDA for BK Technologies Corporation, for each of calendar years 2022 and 2023, was based on a research analyst estimate. The following table summarizes the results of this review:

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Selected Comparable Companies

	Enterprise Value /	Enterprise Value /
Comparable Company	2023E Revenue	2023E EBITDA
Airgain, Inc.	0.7x	24.8x
AmpliTech Group, Inc.	0.7x	7.0x
Anritsu Corporation	1.1x	5.6x
Aviat Networks, Inc.	1.0x	7.2x
BK Technologies Corporation	0.8x	26.3x
CalAmp Corp.	1.0x	16.4x
Cambium Networks Corporation	1.2x	8.2x
Casa Systems, Inc.	0.7x	16.4x
CPS Technologies Corporation	N/A	N/A
Crexendo, Inc.	0.9x	13.8x
DZS Inc.	0.5x	8.0x
Inseego Corp.	1.3x	21.7x
Micropac Industries, Inc.	N/A	N/A
One Stop Systems, Inc.	0.6x	8.5x
PCTEL, Inc.	0.6x	6.1x
PowerFleet, Inc.	0.8x	7.8x
Profire Energy, Inc.	1.1x	7.6x
RF Industries, Ltd.	0.8x	11.4x

	EV/2023E Revenue	EV/2023E EBITDA
Low	0.5x	5.6x
High	1.3x	26.3x

Based on an analysis of the relevant metrics and multiples of the Selected Comparable Companies and based on CDX’s professional judgment, CDX applied an enterprise value to estimated calendar year 2023 revenue multiple reference range of 0.5x to 1.3x to WTT’s estimated calendar year 2023 revenue, and an enterprise value to estimated calendar year 2023 EBITDA multiple reference range of 5.6x to 26.3x to WTT’s estimated calendar year 2023 Adjusted EBITDA, based on the projections, as further described in the section of this proxy statement entitled “The Merger – Projected Financial Information” and “The Merger – Summary of the Projections.” The results of the foregoing analysis indicated the following implied per share equity value reference range for WTT, as compared to the merger consideration of $2.13 per share to be received in the merger:

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Implied Per Share Equity
Calendar Year Financial Statistic	Value Reference Range
EV/2023E Revenue	$1.45 - $2.36
EV/2023E Adj. EBITDA	$1.10 - $1.94

Selected Precedent Transaction Valuation Analysis

CDX reviewed and analyzed, to the extent publicly available, financial information for selected precedent transactions during the last three calendar years in the electrical equipment, instruments and components industry (the “Selected Transactions”). Although none of the Selected Transactions, or the companies party to such transactions, is directly comparable to the merger or to WTT, the Selected Transactions were chosen based on the professional judgment and experience of CDX to be considered generally relevant to WTT for purposes of its analysis. In evaluating the Selected Transactions, CDX made judgments and assumptions based on industry, company size and general business and economic characteristics and factors. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the Selected Transactions differently than they would affect the merger. The Selected Transactions reviewed were:

Announcement Date	Acquirer / Target	Enterprise Value ($ in millions)	Enterprise Value / LTM EBITDA
10/26/2022	Teledyne Technologies / ETM Electromatic	$87.7	N/A
10/6/2022	Halma / WEETECH	$62.3	12.6x
4/26/2022	Thales Defense & Security / Advanced Acoustic Concepts	$109.8	N/A
4/18/2022	TTM Technologies Inc. / Telephonics Corporation	$298.3	15.0x
2/21/2022	Halma (Ocean Insight) / International Light Technologies	$26.6	9.9x
10/28/2021	National Instruments / NH Research	$206.0	N/A
10/8/2021	Afinum Management / GS Swiss PCB AG	$113.2	10.3x
8/24/2021	Nordson Corporation / NDC Technologies	$180.0	12.0x
8/12/2021	Creation Technologies International Inc. / IEC Electronics Corp.	$166.8	20.8x
7/13/2021	Latecoere / Technical Airborne Components Industries	$30.0	N/A
6/25/2021	Infestos Sustainability / Neways Electronics International	$212.0	11.3x
6/22/2021	Advanced Energy Industries / TEGAM	$18.0	N/A
5/4/2021	AMETEK / Nearfield Systems Inc.	$230.0	N/A
2/18/2021	Keysight Technologies / Sanjole Corp	$113.0	N/A
1/8/2021	Badger Meter / Analytical Technology	$47.5	N/A
7/16/2020	Standex International Corporation / Renco Electronics	$30.4	N/A

EV / LTM EBITDA
Low	9.9x
High	20.8x

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Based on an analysis of the multiples derived from the Selected Transactions and based on CDX’s professional judgment and experience, CDX applied an enterprise value to EBITDA for the trailing twelve months (referred to as “LTM EBITDA”) multiple reference range of 9.9x to 20.8x to WTT’s actual 2022 Adjusted EBITDA, based on the financial results of WTT provided by management of WTT and publicly available.

The results of the foregoing analysis indicated the following implied per share equity value reference range for WTT, as compared to the merger consideration of $2.13 per share to be received in the merger:

Implied Per Share Equity

Value Reference Range
$1.18 - $1.53

Market Premium Valuation Analysis

CDX reviewed and analyzed financial information for selected public market transactions during the last two calendar years involving 100% cash-based acquisitions of 100% of the equity of publicly-listed U.S. and Canadian-based companies (the “Selected Market Premium Transactions”). Although none of the Selected Market Premium Transactions, or the companies party to such transactions, is directly comparable to the merger or to WTT, the Selected Market Premium Transactions were chosen based on the professional judgment and experience of CDX to be considered generally relevant to WTT for purposes of its analysis. In evaluating the Selected Market Premium Transactions, CDX made judgments and assumptions based on industry, company size and general business and economic characteristics and factors. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the Selected Market Premium Transactions differently than they would affect the merger. The Selected Market Premium Transactions reviewed were:

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Announcement Date	Acquirer / Target	One-day Pre-Announcement Equity Purchase Premium %
11/1/2022	Voya / Benefitfocus	49%
9/6/2022	Commerce Technologies / ChannelAdvisor	57%
8/8/2022	Nordson / CyberOptics	31%
6/24/2022	Schenker / USA Truck	118%
5/11/2022	Balmoral Funds / Trecora Resources	30%
5/9/2022	Plusgrade / Points.com	46%
5/9/2022	Concentrix / ServiceSource	47%
5/5/2022	Latécoère / Avcorp	16%
4/29/2022	GI Manager / GTY Technology	123%
3/18/2022	Goodman Distribution / CCOM Group	51%
3/16/2022	Kids2 / Summer Infant	41%
3/14/2022	American CyberSystems / Volt Information Sciences	99%
2/28/2022	Altaris Capital Partners / IntriCon	39%
12/19/2021	BillerudKorsnäs / Verso	35%
11/15/2021	Durational Capital / Casper Sleep	94%
11/8/2021	Open Text / Zix	(3)%
11/8/2021	Speedway Motorsports / Dover Motorsports	58%
11/5/2021	The Riverside Company / PFB Corporation	7%
11/4/2021	Lumentum / NeoPhotonics	39%
10/7/2021	Kubota / AgJunction	56%
8/30/2021	Synaptics / DSP Group	18%
8/12/2021	Creation Technologies / IEC Electronics	47%
8/9/2021	Sun Capital Partners / Select Interior Concepts	32%
7/23/2021	Apollo / The New Home Company	85%
7/15/2021	Learning Technologies / GP Strategies	32%
6/22/2021	Constant Contact / SharpSpring	21%
5/10/2021	MKS Instruments / Photon Control	16%

Pre-Announcement Equity Purchase Premium
Median	41%
Mean	48%

Based on an analysis of the financial metrics (including net cash) and per share equity acquisition premiums derived from the Selected Market Premium Transactions and based on CDX’s professional judgment and experience, CDX selected a per share equity value premium reference range of 41% to 48% based on the median and the mean in the table above. CDX applied the selected premium reference range to WTT’s non-cash per share equity value, calculated as the per share equity value less the implied per share value of WTT’s net cash. CDX applied the premium reference range to both the pre-announcement date per share equity value as of May 23, 2023 and WTT’s unaffected date per share equity value as of July 29, 2022, coinciding with WTT’s public announcement of the hiring of CDX to explore strategic alternatives. CDX then added the implied per share value of WTT’s net cash to the premium-adjusted per share non-cash equity values to estimate the total per share equity value.

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The results of the foregoing analysis indicated the following implied per share equity value reference range for WTT, as compared to the merger consideration of $2.13 per share to be received in the merger:

Implied Per Share Equity
Non-Cash Per Share Equity Premiums	Value Reference Range
Pre-Announcement Date (5/23/23)	$1.88 - $1.93
Unaffected Date (7/29/22)	$1.78 - $1.84

Miscellaneous

In connection with CDX’s services as financial advisor to WTT on the merger, WTT agreed to pay CDX an aggregate fee for such services of approximately $1,128,000, $250,000 of which was payable upon the delivery of an opinion by CDX (regardless of the conclusion reached in the opinion) as to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger, and the remaining portion of which is contingent upon the consummation of the merger. WTT also agreed to reimburse CDX, subject to certain limitations, for certain reasonable and documented out-of-pocket expenses incurred in connection with CDX’s engagement and to indemnify CDX and certain related persons under certain circumstances against certain liabilities that may arise from or relate to CDX’s engagement.

The financial advisory business of CDX has in the past provided certain investment banking services to WTT or certain of its affiliates, for which it has received and may receive compensation, including, during the two years immediately preceding the date of CDX’s opinion, having provided advisory services to WTT in connection with the 2022 sale of CommAgility Limited Ltd. During the two years immediately preceding the date of CDX’s opinion, CDX received fees from WTT in the aggregate amount of approximately $443,000. Except as described in this proxy statement, the financial advisory business of CDX has not otherwise received fees for providing services to WTT, Parent, or any entity known to be an affiliate of Parent, in the two years immediately preceding the date of CDX’s opinion.

In the ordinary course of business, CDX and its affiliates and/or its or their respective employees may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers in the securities, related derivative securities or other financial instruments of or relating to WTT, Parent, potential parties to the merger and/or any of their respective affiliates or persons that are competitors, customers or suppliers of WTT or Parent.

CDX prepared these analyses solely for purposes of, and the analyses were delivered to the WTT board of directors in connection with, the provision of its opinion to the WTT board of directors as to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of WTT common stock in the merger. The issuance of CDX’s opinion was approved by the fairness opinion committee of CDX.

CDX did not recommend any specific consideration to the WTT board of directors or that any given amount of consideration constituted the only appropriate consideration for the merger. CDX’s opinion and analyses were only one of many factors taken into consideration by the WTT board of directors in its evaluation of the merger. Consequently, the analyses described above should not be viewed as determinative of the views of the WTT board of directors or management of WTT with respect to the merger consideration provided for in the merger or as to whether the WTT board of directors would have been willing to determine that a different consideration was fair.

CDX is a boutique investment banking firm providing a full range of financial advisory and other services. CDX was selected to act as investment banker to WTT because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions generally and in the Technology, Media, and Telecom industry, as well as its familiarity with the business of WTT.

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Projected Financial Information

WTT does not, on a routine basis, publicly disclose long-term projections as to future financial performance due to, among other reasons, the unpredictability of the underlying assumptions and estimates, though WTT has in the past provided investors with full-fiscal year financial guidance on certain financial metrics, including total revenue, and adjusted EBITDA, which are updated when necessary during the relevant fiscal year. However, in connection with the evaluation of the proposed merger, WTT’s senior management shared certain non-public, unaudited prospective financial information prepared by it for strategic planning purposes with the WTT board of directors and with CDX, for purposes of its financial analyses and opinion, for the fiscal year ending December 31, 2023 and the two following fiscal years ending December 31, 2025 (which we refer to as the “projections”). WTT’s senior management also provided portions of the projections to Maury.

The projections were not prepared with a view to public disclosure and are included in this proxy statement only because such information was made available to the WTT board of directors, CDX and Maury as described above. The projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (which we refer to as “GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, WTT’s senior management, and is subjective in many respects. The projections were, in the view of WTT’s senior management, prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of senior management’s knowledge and belief, the expected course of action and the expected future financial performance of WTT on a standalone basis, subject to the assumptions and limitations described in this section. Furthermore, neither WTT’s independent auditors nor any other independent accountants have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, assume no responsibility for, and express no opinion or other form of assurance on, such information or its achievability.

The projections are forward-looking statements. Although summaries of the projections are presented with numerical specificity, the projections reflect numerous assumptions and estimates as to future events made by WTT’s senior management, which it believes were reasonable at the time the projections were prepared, taking into account the relevant information available to management at such time. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results. Important factors may affect actual results and cause the forecasts not to be achieved. These factors include general economic conditions, accuracy of certain accounting assumptions, timing of business investments by WTT, changes in actual or projected cash flows, competitive pressures, changes in tax or other laws or regulations, and the other factors described in the section entitled “Forward-Looking Statements” beginning on page 23 of this proxy statement, the “Risk Factors” section in our 2022 Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and the information referenced in the section entitled “Where You Can Find Additional Information” beginning on page 95 of this proxy statement. Generally, the further out the period to which the projections relate, the less predictable and more unreliable the information becomes. In addition, the projections do not take into account any circumstances or events occurring after the date that the projections were prepared. Furthermore, the projections were prepared on a standalone basis without giving effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, including the expenses payable pursuant to the merger agreement, the potential synergies that may be achieved as a result of the merger, or the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement. As a result, there can be no assurance that the projections will be realized, and actual results may be materially better or worse than those contained in the projections. The inclusion of this information in this proxy statement should not be regarded as an indication that WTT’s senior management, the WTT board of directors, CDX, Maury or any other recipient of this information considered, or now considers, the projections to be material information of WTT, or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such. The summary of the projections is not included in this proxy statement in order to induce any shareholder to vote for the proposal to approve the merger agreement or any of the other proposals to be voted on at the Special Meeting or to influence any shareholder to make any investment decision with respect to the merger.

The projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding WTT contained in WTT’s public filings with the SEC. The projections were reviewed by WTT’s senior management with, and considered by, the WTT board of directors in connection with its evaluation and approval of the merger and were relied upon by CDX for purposes of its financial analyses and opinion, as described more fully in the sections entitled “The Merger (Proposal 1)-Recommendation of the WTT Board of Directors and Reasons for the Merger” beginning on page 37 of this proxy statement and “The Merger (Proposal 1)-Opinion of WTT’s Financial Advisor - Cyndx Advisors, LLC d/b/a CDX Advisors” beginning on page 43 of this proxy statement.

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Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility to update or otherwise revise the forecasts to reflect circumstances existing after the date when we prepared the projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the projections are shown to be in error. We can give no assurance that, had our projections been prepared either as of the date of the merger agreement or as of the date of this proxy statement, similar estimates and assumptions would be used. Neither WTT nor any of its affiliates, directors, officers, advisors or other representatives has made or makes any representation to any of our shareholders or any other person regarding the ultimate performance of WTT compared to the information contained in our projections or that our projections will be achieved.

In light of the foregoing factors and the uncertainties inherent in the projections and considering that the Special Meeting will be held several months after the projections were prepared, shareholders are cautioned not to rely on the projections included in this proxy statement.

Certain of the measures included in the projections may be considered non-GAAP financial measures, as noted below. These non-GAAP financial measures are useful to investors and management in understanding current profitability levels and liquidity that may serve as a basis for evaluating future performance and facilitating comparability of results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by WTT may not be comparable to similarly titled amounts used by other companies. The non-GAAP financial measures used in the forecasts were relied upon by CDX for purposes of its financial analyses and opinion and by the WTT board of directors in connection with its consideration of the merger. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.

Summary of the Projections

Below is a summary of the projections prepared by senior management of WTT and provided to the WTT board of directors and CDX and, with respect to portions of the projections, Maury, prior to the execution of the merger agreement.

($ in millions, except per share amounts)	2023E ($)	2024E ($)	2025E ($)
Revenue	25,603	27,208	29,986
Segment Operating Income	4,975	5,868	6,504
Non-GAAP Adjusted EBITDA	908	1,696	2,228
Capital Expenditures	400	600	800
Changes in Working Capital	-	(502)	(946)

Interests of WTT Directors and Executive Officers in the Merger

In considering the recommendation by the WTT board of directors that WTT shareholders vote to approve the merger agreement, shareholders should be aware that the directors and executive officers of WTT have certain interests in the merger that may be different from, or in addition to, the interests of WTT shareholders generally. The members of the WTT board of directors were aware of these interests in evaluating the merger agreement and the merger and in recommending that WTT shareholders approve the merger agreement. These interests, which include those described below, may present such directors and executive officers with actual or potential conflicts of interest and these interests are described in this section and the section entitled “Advisory Vote on Specified Compensation (Proposal 2)-Golden Parachute Compensation” beginning on page 88 of this proxy statement.

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For the numerical disclosure in this section of this proxy statement, we have assumed a closing date of August 7, 2023. August 7, 2023 is an illustrative date used solely for purposes of this specified disclosure and is not intended to indicate that the closing will or will not occur on such date. This description and the tables below assume that WTT grants no new WTT restricted stock awards prior to the closing to WTT’s directors or executive officers.

Treatment of WTT Restricted Stock Unit Awards held by Non-Employee Directors

Each WTT restricted stock unit award that is outstanding and held by a non-employee director of WTT will become fully vested as of the effective time and will be converted into the right to receive the merger consideration. The following table shows, with respect to each individual who served as a non-employee director of WTT as of the close of business on June 15, 2023, and held WTT restricted stock unit awards: (1) the number of WTT shares underlying WTT restricted stock unit awards that will remain unvested as of August 7, 2023 and (2) the total expected value of such WTT restricted stock unit awards as of the effective time, based on a WTT stock price of $2.13 per share. On May 11, 2023, the compensation committee of the board of directors unanimously approved a change from annual issuance of director restricted stock unit awards to quarterly issuance in 2023, with 6,250 RSU shares to be issued per quarter per director on each of June 15, 2023, September 15, 2023, December 15, 2023 and March 15, 2024, as applicable. If the merger is consummated on or about August 7, 2023, only the June 15, 2023 awards are expected to be made for 2023.

Non-Executive Director Name	Shares Underlying Unvested WTT Restricted Stock Unit Awards (#)(1)	Total Expected Value of Unvested WTT Restricted Stock Unit Awards
C. Scott Gibson	60,650	$129,185
Alan L. Bazaar	81,250	$173,063
Jennifer Fritzsche	67,757	$144,322
Michael H. Millegan	81,250	$173,063
Allan D. L. Weinstein	81,250	$173,063

(1)	Pursuant to the applicable award agreements, and assuming a closing date of August 7, 2023.

Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers

Each outstanding WTT restricted stock award will automatically vest in full as of the effective time and be cancelled and converted into the right to receive, with respect to each share of WTT common stock subject to such WTT restricted stock award (as determined in accordance with the applicable award agreement), the merger consideration, less all applicable withholding and other authorized deductions. Each outstanding stock option award (a “WTT stock option award”) that remains outstanding as of the Effective Time and has an exercise price per share that is less than the Merger Consideration shall be accelerated in full, each holder of each such WTT stock option award shall be paid by the surviving corporation an amount in cash equal to the merger consideration less the applicable exercise price (as calculated pursuant to the merger agreement), less all applicable withholding and other authorized deductions, and each WTT stock option award shall be cancelled and terminated.

The following table shows, with respect to each individual who served as an executive officer of WTT at any point in time on or following January 1, 2023 and who, as of June 15, 2023, held (i) WTT restricted stock awards: (1) the number of WTT shares underlying WTT restricted stock awards that will remain unvested as of August 7, 2023 and (2) the total expected value of such WTT restricted stock awards as of the effective time, based on a WTT stock price of $2.13 per share and (ii) WTT stock option awards: (1) the number of WTT shares underlying WTT stock option awards that will remain unvested and unexercised as of August 7, 2023 and (2) the total expected value of such WTT stock option awards as of the effective time, based on a WTT stock price of $2.13 per share. For the treatment of WTT restricted stock awards under the executive officers’ employment agreements, please see the descriptions below under the heading “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger-Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers-Employment Agreements with Executive Officers.”

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Name	Shares Underlying Outstanding Stock Option Awards	Total Expected Value of Stock Option Awards	Shares Underlying Unvested WTT Restricted Stock Awards (#)(1)	Total Expected Value of Unvested WTT Restricted Share Awards
Timothy Whelan	100,000	$62,610	62,500	$133,125
Michael Kandell	100,000	$62,610	37,500	$79,875
Daniel Monopoli	150,000	$77,415	25,000	$53,250

(1)	Pursuant to the applicable award agreements, and assuming a closing date of August 7, 2023.

Pro Rata Portion of 2023 Bonus Awards

On May 24, 2023, the Compensation Committee of the Board approved cash bonuses in the amounts set forth below opposite each named executive officer’s name, less all applicable withholding and other authorized deductions, representing a pro rata portion of the 2023 Management Bonus Plan, payable subject to and conditioned upon consummation of the Merger, in recognition of their 2023 contributions to the business through the expected date of close, as well as consideration for their efforts on the strategic alternatives process and the Merger Agreement. Such pro rata awards are made in lieu of any other bonus amount(s) which might otherwise have become payable to one or more of the award recipients under the Company’s 2023 Management Bonus Plan, which shall be terminated effective immediately following the effective date of the Merger without the award of any other bonuses thereunder.

Name	Bonus Award
Timothy Whelan	$220,000
Michael Kandell	$150,000
Daniel Monopoli	$100,000

Employment Agreements with Executive Officers

Whelan Employment Agreement. In connection with our retention of Timothy Whelan as Chief Executive Officer on June 30, 2016, the Company entered into an Employment Agreement with Mr. Whelan. The Employment Agreement had a term of one year with automatic renewals for successive one-year periods, unless either the Company or Mr. Whelan gives notice that such party elected not to extend the term. Under the Employment Agreement, Mr. Whelan was originally entitled to an initial base salary of $275,000 per annum for his services as Chief Executive Officer, which is to be reviewed annually and may be adjusted by the Compensation Committee or the Board in their sole discretion. On June 5, 2017, the Compensation Committee recommended, and the Board approved, an extension of Mr. Whelan’s Employment Agreement for an additional four year term at a base annual salary of $325,000 and Mr. Whelan is eligible to receive an annual cash incentive award as determined by the Compensation Committee.

Under the Employment Agreement, Mr. Whelan is entitled to at least four weeks of paid vacation per annum and general expense reimbursement for business and travel related expenses incurred in the performance of his duties. The Agreement provides that Mr. Whelan also is entitled to participate in such health, group insurance, welfare, pension, and other employee benefit plans, programs and arrangements as are made generally available from time to time to senior executives of the Company.

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If Mr. Whelan’s employment is terminated by the Company without cause, upon a change of control or by Mr. Whelan for good reason (as such terms are defined in the Employment Agreement), in each case, subject to Mr. Whelan’s compliance with certain conditions, the Employment Agreement provided that Mr. Whelan is entitled to: (i) severance in an amount equal to the sum of one year of his salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of one-year, (ii) the cash amount Mr. Whelan has earned as of the date of termination as determined by the Compensation Committee in good faith, taking into account Mr. Whelan’s annual cash incentive award opportunity for the applicable year (the “Cash Bonus”), (iii) extension of the post-termination exercise period for all outstanding stock options of the Company’s common stock held by Mr. Whelan as of the date of his termination to the earlier of (a) the first anniversary of the date of termination, and (b) the date of expiration of the respective option, during which post-termination period such options shall continue to vest in accordance with their respective terms (to the extent not already fully vested) (the “Option Termination Benefits”), and (iv) his accrued salary and benefits as of the date of termination.

In the event that Mr. Whelan’s employment terminates due to his death or disability, he and/or his estate or beneficiaries (as the case may be) shall be entitled to (a) a single sum cash amount, payable on the 60th day following the date of termination, in an amount equal to the Cash Bonus, (b) the Option Termination Benefits and (c) his accrued salary and benefits as of the date of termination.

If Mr. Whelan’s employment is terminated by the Company for cause, by Mr. Whelan without good reason or upon expiration of the term of the Employment Agreement, he is entitled only to his accrued salary and benefits as of the date of termination.

On January 6, 2022, the Compensation Committee approved certain amendments to that certain Employment Agreement between the Company and Mr. Whelan. The Compensation Committee extended the term of the Employment Agreement through December 31, 2023 and increased Mr. Whelan’s bonus target from $200,000 in 2021 to $250,000 for 2022 and future years.

The Employment Agreement amendment increased Mr. Whelan’s severance benefits from twelve (12) months to fifteen (15) months and provided for a fixed, rather than discretionary severance bonus. As a result, if Mr. Whelan’s employment is terminated by the Company without cause, upon a change of control or by Mr. Whelan for good reason (as such terms are defined in the Employment Agreement), in each case, subject to Mr. Whelan’s compliance with certain conditions, the Employment Agreement amendment provides that Mr. Whelan is entitled to: (i) severance in an amount equal to the sum of fifteen (15) months of his salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of fifteen (15) months, and (ii) cash in an amount equal to Mr. Whelan’s annual cash incentive award opportunity for the applicable year, among other things set forth in the Employment Agreement.

Kandell Employment Agreement. On January 6, 2022, the Compensation Committee also approved certain amendments to the terms of its employment arrangement and termination agreement with Michael Kandell, the Company’s Chief Financial Officer. The Compensation Committee increased Mr. Kandell’s base salary from $242,500 in 2021 to $260,000 for 2022 and also increased Mr. Kandell’s bonus target from $100,000 in 2021 to $150,000 for 2022 and future years. The Compensation Committee also granted Mr. Kandell 75,000 shares of restricted stock which vest annually over two years under the Company’s 2021 Long-Term Incentive Plan.

The employment arrangement amendment increased Mr. Kandell’s severance benefits from nine (9) months to twelve (12) months and provided for a fixed, rather than discretionary severance bonus. As a result, if Mr. Kandell’s employment is terminated by the Company for a reason other than death, Disability or Cause, or should Mr. Kandell resign for Good Reason (as defined in the 2021 Plan), then, subject to signing and not revoking a general release in a form acceptable to the Company, Mr. Kandell will be paid: (i) severance in an amount equal to the sum of twelve (12) months of his salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of twelve (12) months, and (ii) cash in an amount equal to Mr. Kandell’s annual cash incentive award opportunity for the applicable year, among other benefits under the employment arrangement.

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Under the employment arrangement amendment, Mr. Kandell is entitled to participate in such health, group insurance, welfare, pension, and other employee benefit plans, programs and arrangements as are made generally available from time to time to senior executives of the Company during the term of his severance period.

Monopoli Employment Agreement. On January 6, 2022, the Compensation Committee also approved certain amendments to the terms of its employment arrangement and termination agreement with Daniel Monopoli. In connection with the previously disclosed sale of the Company’s Microlab business and the resulting reorganization of the Company around two operating segments, Test & Measurement (“T&M”) and Radio, Baseband, Software (“RBS”), Mr. Monopoli’s role changed from the Company’s Chief Technology Officer to Senior Vice President, General Manager of the T&M segment. The Compensation Committee increased Mr. Monopoli’s base salary from $235,000 in 2021 to $260,000 for 2022 and also increased Mr. Monopoli’s bonus target from $100,000 in 2021 to $150,000 for 2022 and future years. The Compensation Committee also granted Mr. Monopoli 50,000 shares of restricted stock which vest annually over two years under the 2021 Plan.

The employment arrangement amendment increased Mr. Monopoli’s severance benefits from six (6) months to nine (9) months and provided for a fixed, rather than discretionary severance bonus. As a result, if Mr. Monopoli’s employment is terminated by the Company for a reason other than death, Disability or Cause, or should Mr. Monopoli resign for Good Reason (as defined in the 2021 Plan), then, subject to signing and not revoking a general release in a form acceptable to the Company, Mr. Monopoli will be paid: (i) severance in an amount equal to the sum of nine (9) months of his salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of nine (9) months, and (ii) cash in an amount equal to Mr. Monopoli’s annual cash incentive award opportunity for the applicable year, among other benefits under the employment arrangement.

Under the employment arrangement amendment, Mr. Monopoli is entitled to participate in such health, group insurance, welfare, pension, and other employee benefit plans, programs and arrangements as are made generally available from time to time to senior executives of the Company during the term of his severance period.

Potential Payments upon Termination

Whelan Employment Agreement. As described above (“Employment Agreement with CEO”), the Company has an employment agreement with Timothy Whelan, the Company’s CEO. That Employment Agreement provides for certain payments in the event of Mr. Whelan’s termination by the Company without cause or by Mr. Whelan for “good reason”. Specifically, if Mr. Whelan’s employment is terminated by the Company without cause, upon a change of control or by Mr. Whelan for good reason (as such terms are defined in the Employment Agreement), in each case, subject to Mr. Whelan’s compliance with certain conditions, the Employment Agreement provides that Mr. Whelan is entitled to: (i) severance in an amount equal to the sum of fifteen months of his salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of fifteen months, (ii) cash in an amount equal to Mr. Whelan’s annual cash incentive award opportunity for the applicable year , (iii) extension of the post-termination exercise period for all outstanding stock options of the Company’s common stock held by Mr. Whelan as of the date of his termination to the earlier of (a) the first anniversary of the date of termination, and (b) the date of expiration of the respective option, during which post-termination period such options shall continue to vest in accordance with their respective terms (to the extent not already fully vested), and (iv) his accrued salary and benefits as of the date of termination.

Kandell Termination Agreement. As described above, under the terms of Mr. Kandell’s offer of employment dated December 1, 2016 and subsequently amended on January 31, 2022, should Mr. Kandell’s employment be terminated by the Company for a reason other than death, Disability or Cause, or should Mr. Kandell resign for Good Reason (as defined in the 2021 Plan), then, subject to signing and not revoking a general release in a form acceptable to the Company, Mr. Kandell will be paid: (i) severance in an amount equal to the sum of twelve months of Mr. Kandell’s salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of twelve months; (ii) cash in an amount equal to 100% of Mr. Kandell’s annual cash incentive award opportunity for the applicable year; and (iii) at the Company’s election either continuation of benefits, to the extent permissible under the applicable employee benefit plans in which Mr. Kandell is a participant, for the 12 months after the termination date, or a lump sum payment, in lieu of the continuation of some or all benefits, in an amount determined by the Board in its discretion.

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Monopoli Termination Agreement. As described above, under the terms of Mr. Monopoli’s offer of employment dated June 15, 2017 and subsequently amended on January 31, 2022, should Mr. Monopoli’s employment be terminated by the Company for a reason other than death, Disability or Cause, or should Mr. Monopoli resign for Good Reason (as defined in the 2021 Plan), then, subject to signing and not revoking a general release in a form acceptable to the Company, Mr. Monopoli will be paid: (i) severance in an amount equal to the sum of nine months of Mr. Monopoli’s salary as in effect immediately prior to the date of termination, which is payable in equal installments over a period of nine months; (ii) cash in an amount equal to 75% of Mr. Monopoli’s annual cash incentive award opportunity for the applicable year and (iii) at the Company’s election either continuation of benefits, to the extent permissible under the applicable employee benefit plans in which Mr. Monopoli is a participant, for the 9 months after the termination date, or a lump sum payment, in lieu of the continuation of some or all benefits, in an amount determined by the Board in its discretion.

The following table shows, as of the effective time, with respect to each executive officer who served as an executive officer of WTT at any point in time on or following January 1, 2023, the value of the severance that would be payable pursuant to the employment agreements, assuming a covered termination in connection with the merger, assuming a closing date of August 7, 2023. For the estimated value of WTT restricted stock awards and WTT stock option awards held by the executive officers of WTT, please see the descriptions above under the heading “Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers.”

Name	Cash Severance ($)(1)	Annual Bonus ($)(2)	Life, Health & Other Benefits ($)(3)	Total Expected Severance ($)
Timothy Whelan	$406,250	$312,500	$26,000	$744,250
Michael Kandell	$260,000	$150,000	$19,782	$429,782
Daniel Monopoli	$195,000	$112,500	$16,503	$324,003

(1)	Amounts shown in this column represent the cash severance payments equal to the sum of: Mr. Whelan (15 months), Mr. Kandell (12 months) and Mr. Monopoli (9 months).

(2)	Amounts shown in this column represent the cash payment under the annual incentive plan payable for the year of the executive’s termination of employment, at target level performance.

(3)	Amounts shown in this column include continuation of benefits for the executive and eligible family members under WTT’s employee benefit plans.

Arrangements with Maury

As noted in the section above entitled “The Merger (Proposal 1)-Background of the Merger” beginning on page 31 of this proxy statement, prior to the signing of the merger agreement there were discussions between WTT and Maury regarding Maury’s desire to retain certain members of WTT’s senior management team post-closing. However, as of the date of this proxy statement, none of the executive officers of WTT have entered into any agreement or understanding with Maury regarding the potential terms of their individual employment arrangements following the consummation of the merger or the right to participate in any Maury incentive compensation program.

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Insurance and Indemnification of Directors and Executive Officers

See the section entitled “The Merger Agreement-Directors’ and Officers’ Indemnification and Insurance” beginning on page 78 of this proxy statement, for a summary of the obligations of the surviving corporation with respect to insurance indemnification of directors and executive officers after the effective time.

Compensation and Benefits-Related Arrangements with the Surviving Corporation

See the section entitled “The Merger Agreement-Employee Matters” beginning on page 80 of this proxy statement, for a summary of certain post-closing covenants related to compensation and employee benefit arrangements.

Financing

Maury represented to WTT in the merger agreement that it will have, at the closing, access to all of the funds that are necessary for Maury to consummate the transactions contemplated by the merger agreement, including payment of the aggregate merger consideration to WTT shareholders and all other required payments payable in connection with the transactions contemplated by the merger agreement.

Maury expects to finance the merger using a combination of new debt and the commitment under the equity commitment letter. The consummation of the merger is not conditioned upon Maury’s or Merger Sub’s receipt of financing.

Maury has committed to contribute or cause to be contributed to WTT at the closing of the merger certain equity financing, subject to the terms and conditions set forth in an equity commitment letter from Artemis, provided to WTT prior to the date of the merger agreement. Pursuant to the equity commitment letter, Artemis irrevocably committed to fund (or cause to be funded) to Maury an amount in cash in immediately available funds not to exceed $17,250,000 (which we refer to as the “cap”), provided however, in the event WTT delivers less than $17,500,000 in cash at closing due to actions taken with the consent of Maury pursuant to the terms of the merger agreement, the commitment and the cap shall be increased by the amount such cash is less than $17,500,000.The commitment, subject to the cap, together with the net proceeds of the debt financing, if any, will be used to fund the aggregate merger consideration required to be paid by Maury at the closing.

The commitment is subject to satisfaction of the following conditions: (i) the satisfaction or waiver of each of the conditions to Maury’s and Merger Sub’s obligations to effect the closing under the merger agreement (in each case, other than any conditions that by their nature are to be satisfied at the closing, but subject to the prior or substantially concurrent satisfaction or waiver of such conditions), (ii) the substantially concurrent funding of the debt financing, and (iii) the substantially simultaneous consummation of the closing.

Material U.S. Federal Income Tax Consequences of the Merger

General

The following summary discusses the material U.S. federal income tax consequences of the merger to holders of shares of WTT common stock. This discussion is based on the Code, applicable Treasury regulations promulgated under the Code, administrative interpretations, judicial decisions and administrative rulings as in effect as of the date of this proxy statement, all of which may change, possibly with retroactive effect. This summary is for the general information of the holders of shares of WTT common stock only and does not purport to be a complete analysis of all potential tax effects of the merger.

This discussion addresses only the consequences of the exchange of shares of WTT common stock held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). It does not address all aspects of U.S. federal income taxation that may be important to a WTT shareholder in light of the WTT shareholder’s particular circumstances, or to a WTT shareholder that is subject to special rules, such as, without limitation:

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●	a bank, insurance company, or other financial institution;

●	a tax-exempt organization;

●	a dealer or broker in securities or non-U.S. currencies;

●	a trader in securities who elects the mark-to-market method of accounting;

●	an individual subject to the alternative minimum tax provisions of the Code;

●	a mutual fund;

●	a U.S. expatriate or former citizen or long-term resident of the United States;

●	a foreign pension fund and its affiliates;

●	a person whose functional currency is not the U.S. dollar;

●	a real estate investment trust or regulated investment company;

●	a WTT shareholder that holds its shares of WTT common stock through individual retirement or other tax-deferred accounts;

●	a WTT shareholder that holds shares of WTT common stock as part of a hedge, appreciated financial position, straddle, or conversion or integrated transaction; or

●	a WTT shareholder that acquired shares of WTT common stock through the exercise of compensatory options or restricted stock award or otherwise as compensation.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of WTT common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state therein, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (1) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more U.S. persons or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. holder” is a beneficial owner of shares of WTT common stock that is neither a U.S. holder nor a partnership (nor an entity treated as a partnership) for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of WTT common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of WTT common stock should consult its tax advisor as to the income tax consequences of the merger to the partner.

This discussion of the material U.S. federal income tax consequences of the merger is not a complete description of all potential U.S. federal income tax consequences of the merger. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any U.S. state or local or any non-U.S. tax consequences of the merger or the potential application of the Medicare contribution tax on net investment income. Accordingly, each WTT shareholder should consult its tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the merger.

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U.S. Federal Income Tax Consequences to U.S. Holders

The receipt of the merger consideration by U.S. holders pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder will recognize taxable capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received in the merger and (2) such U.S. holder’s adjusted tax basis in its shares of WTT common stock exchanged therefor. A U.S. holder’s adjusted tax basis in a particular share of WTT common stock generally will equal the price the U.S. holder paid for such share of WTT common stock.

If the holding period in the U.S. holder’s shares of WTT common stock surrendered in the merger is greater than one year as of the date of the merger, the capital gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income taxation at preferential rates. The deductibility of a capital loss recognized in connection with the merger is subject to limitations under the Code. If a U.S. holder acquired different blocks of shares of WTT common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of WTT common stock that it holds.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

The receipt of the merger consideration by a non-U.S. holder pursuant to the merger will not be subject to U.S. federal income tax unless:

●	the gain, if any, recognized by the non-U.S. holder is effectively connected with the conduct of a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States);

●	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met; or

●	the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of WTT common stock at any time during the five-year period preceding the merger, and WTT is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held the shares of WTT common stock.

Gain described in the first bullet point above will be subject to tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder (unless an applicable income tax treaty provides otherwise). Additionally, any gain described in the first bullet point above of a non-U.S. holder that is a corporation also may be subject to an additional “branch profits tax” at a 30% rate (or lower rate provided by an applicable income tax treaty). A non-U.S. holder described in the second bullet point above will be subject to tax at a rate of 30% (or a lower rate provided by an applicable income tax treaty) on any capital gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year. If the third bullet point above applies to a non-U.S. holder, capital gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. We believe that we are not, and we do not anticipate becoming, a “United States real property holding corporation.” However, because the determination of whether we are a “United States real property holding corporation” depends on the fair market value of our United States real property interests relative to the fair market value of our global real property interests and other business assets, there can be no assurance that we do not currently constitute or will not become a “United States real property holding corporation.” Non-U.S. holders owning (actually or constructively) more than 5% of WTT common stock should consult their own tax advisors regarding the U.S. federal income tax consequences of the merger.

Backup Withholding and Information Reporting

Payments of cash made in exchange for shares of WTT common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return an IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding. To avoid backup withholding, a non-U.S. holder is required to establish an exemption, for example, by completing and providing to the applicable withholding agent the appropriate IRS Form W-8 for the non-U.S. holder, in accordance with the instructions thereto.

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Any amount withheld under the backup withholding rules will be allowed as a refund or credit against the U.S. federal income tax liability of a WTT shareholder, provided the required information is timely furnished to the IRS. The IRS may impose a penalty upon a WTT shareholder that fails to provide the correct taxpayer identification number.

De-listing and De-registration of WTT Common Stock

If the merger is completed, WTT common stock will be de-listed from the NYSE and de-registered under the Exchange Act. As such, following completion of the merger and such de-registration, WTT will no longer file periodic reports with the SEC on account of WTT common stock.

Regulatory Approvals

WTT and Maury are not currently aware of any material governmental consents, approvals or filings that are required prior to the parties’ completion of the merger. If the parties become aware of any notices, reports and other documents required to filed with respect to the merger, WTT and Maury have agreed to use reasonable best efforts to taking all actions as may be necessary, to obtain (and cooperating with each other in obtaining) any necessary consents, clearances, waivers, licenses, registrations, permits, authorizations, orders, and approvals.

Litigation Relating to the Merger

No litigation relating to the merger was pending as of the time of filing this proxy statement.

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THE MERGER AGREEMENT

Below is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement in its entirety carefully, as the rights and obligations of the parties thereto are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The following summary of the Agreement and Plan of Merger, dated as of May 24, 2023, by and among WTT, Maury and Merger Sub and the copy of the merger agreement attached to this proxy statement as Annex A are intended only to provide information regarding the terms of the merger agreement. The merger agreement and the related summary are not intended to be a source of factual, business or operational information about WTT, Maury or Merger Sub, and the following summary of the merger agreement and the copy thereof included as Annex A are not intended to modify or supplement any factual disclosure about WTT in any documents WTT has or will publicly file with the SEC. The merger agreement contains representations and warranties by, and covenants of, WTT, Maury, and Merger Sub that were made only for purposes of the merger agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants contained in the merger agreement may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in WTT’s public disclosures.

Additional information about WTT may be found elsewhere in this proxy statement and in WTT’s other public filings. See the section entitled “Where You Can Find Additional Information” beginning on page 95 of this proxy statement.

The Merger

The merger agreement provides that, at the effective time, Merger Sub will be merged with and into WTT, with WTT surviving the merger as a wholly owned Subsidiary of Maury. At the effective time, each share of WTT’s common stock issued and outstanding immediately prior to the effective time, other than cancelled shares, will be converted into the right to receive the Merger Consideration.

From and after the effective time, all of the property, rights, privileges, immunities, powers, franchises, licenses and authority of WTT and Merger Sub will vest in the surviving corporation, and all of the debts, liabilities, obligations, restrictions and duties of each of WTT and Merger Sub will become the debts, liabilities, obligations, restrictions and duties of the surviving corporation. At the effective time, the certificate of incorporation of Merger Sub in effect immediately prior to the effective time will be the certificate of incorporation of the surviving corporation, and the bylaws of Merger Sub as in effect immediately prior to the effective time will be the bylaws of the surviving corporation, in each case, until subsequently amended.

The directors of Merger Sub immediately prior to the effective time will, from and after the effective time, be the directors of the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of WTT immediately prior to the effective time will, from and after the effective time, be the officers of the surviving corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

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Closing of the Merger

Under the merger agreement, the closing of the merger will take place virtually by electronic exchange of documents and signatures at 10:00 a.m., Eastern Time, on the third (3rd) business day after the satisfaction or, to the extent permitted by applicable law, waiver of the last of the conditions to the merger to be satisfied or waived (other than any such conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of such conditions at the closing), unless another date or place is agreed to in writing by Maury and WTT. For more information on the conditions to the merger, please see the section entitled “The Merger Agreement—Conditions to the Merger.”

As promptly as practicable following the closing, the parties will file with the Office of the Department of the Treasury of the State of New Jersey a certificate of merger with respect to the merger, executed in accordance with the NJBCA, and make any other filings and recordings required to be made under the NJBCA in connection with the merger. The merger will become effective at such date and time as the certificate of merger is filed with the Office of the Department of the Treasury of the State of New Jersey or at such other date or time as Maury and WTT agree in writing and specify in the merger filing.

Effect of the Merger on WTT Common Stock

At the effective time, by virtue of the merger and without any action on the part of any party or any holder of any shares of WTT common stock or any capital stock of Merger Sub:

●	each share of WTT common stock issued and outstanding immediately prior to the effective time that is owned by Maury or Merger Sub or any of their respective subsidiaries and shares owned by WTT or any of its subsidiaries, including shares held as treasury stock, will be automatically cancelled without any consideration delivered in exchange therefor (which we refer to as “cancelled shares”);

●	each share of WTT common stock issued and outstanding immediately prior to the effective time (other than any cancelled shares), will be automatically cancelled and converted into the right to receive the merger consideration, without interest thereon;

●	each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time will be converted into and become one validly issued, fully paid and non-assessable share of common stock of the surviving corporation.

Payment Procedures

Prior to the effective time, Maury will designate American Stock Transfer & Trust Company, LLC (which we refer to as the “paying agent”) to act as the paying agent for WTT common shareholders in connection with the merger. At or immediately after the effective time, Maury will deposit with the paying agent cash in an amount sufficient to pay the aggregate merger consideration (which cash we refer to as the “exchange fund”). Subject to certain conditions in the merger agreement, the paying agent is required to invest the exchange fund as reasonably directed by Maury.

Promptly after the effective time (and in no event later than two business days after the closing date), Maury will cause the paying agent to mail to each holder of record of a stock certificate and whose shares of WTT common stock were converted into the right to receive the merger consideration, a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the stock certificates will pass, only upon delivery of the stock certificates (or affidavits of loss) to the paying agent, as well as instructions for effecting the surrender of the stock certificates (or affidavits of loss) in exchange for payment of the merger consideration. Upon surrender of a stock certificate (or an affidavit of loss) for cancellation to the paying agent, together with a duly completed and validly executed letter of transmittal, and any other required documents, the holder of a stock certificate will be entitled to receive, and Maury will cause the paying agent to pay and deliver as promptly as reasonably practicable (but in no event earlier than the date of receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey), the applicable merger consideration.

Promptly following receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey, and in no event later than three business days after that date, Maury will cause the paying agent to mail to each holder of record of book-entry shares, which book-entry shares were converted into the right to receive the merger consideration, the applicable merger consideration.

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No interest will be paid or accrue on any portion of the merger consideration payable in respect of any share of WTT common stock.

At the effective time, the stock transfer books of WTT will be closed, and there will be no further registration of transfers on the stock transfer books of WTT of the shares of WTT common stock that were outstanding immediately prior to the effective time. After the effective time, each share of WTT common stock that has not been surrendered will represent only the right to receive, upon surrender, the merger consideration to which the holder of such share is entitled by virtue of the merger.

Treatment of WTT Options, Restricted Stock Awards, Restricted Stock Units and Warrants

Effective as of the effective time, (i) the vesting of each outstanding option of WTT that has an exercise price per share that is less than the merger consideration will be automatically accelerated in full, (ii) each holder of such Company option will be paid by the surviving corporation an amount (without interest), if any, that is equal to the product of (x) the aggregate number of shares of WTT common stock underlying such Company option immediately prior to the effective time, multiplied by (y) an amount equal to (1) the merger consideration, minus (2) the per share exercise price of such Company option (the total of which we refer to as the “option consideration”), minus any applicable withholding taxes and (iii) each such Company option will be automatically cancelled and terminated as of the effective time. On the closing date, Maury will pay to the surviving corporation, and Maury will cause the surviving corporation to pay to each holder of such WTT options, the applicable option consideration (minus applicable withholding taxes) on the next regular payroll date following the closing date (but in no event earlier than the date of receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey).

Effective as of the effective time, (i) the vesting of each Company restricted stock award that underlies any outstanding Company unvested restricted shares as of the effective time will be automatically accelerated in full, (ii) each such Company restricted stock award will be automatically cancelled and terminated as of the effective time and (iii) each such Company restricted stock award will be converted into the right to receive, with respect to each share of WTT common stock subject to such Company restricted stock award (as determined in accordance with the applicable award agreement relating thereto), the merger consideration, less all applicable withholding and other authorized deductions (the total of which we refer to as the “restricted stock consideration”). On the closing date, Maury will pay to the surviving corporation, and Maury will cause the surviving corporation to pay to each holder of Company restricted stock awards, the applicable restricted stock consideration (minus applicable withholding taxes) on the next regular payroll date following the closing date (but in no event earlier than the date of receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey).

Effective as of the effective time, (i) the vesting of each Company restricted stock unit (which we refer to as “RSU(s)”) award that underlies any outstanding Company unvested RSUs as of the effective time will be automatically accelerated in full, (ii) each such Company RSU award will be automatically cancelled and terminated as of the effective time and (iii) each holder of such Company RSU award will be paid by the surviving corporation an amount in cash (without interest) equal to the product of (x) the aggregate number of Company unvested RSUs underlying such Company RSU award as of the effective time, multiplied by (y) the merger consideration (the total of which we refer to as the “RSU consideration”). On the closing date, Maury will pay to the surviving corporation, and Maury will cause the surviving corporation to pay to each of the holders of Company RSU awards, the applicable RSU consideration (minus applicable withholding taxes) as promptly as practicable thereafter (but in no event earlier than the date of receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey).

Effective as of the effective time, (i) each Company warrant will be automatically cancelled and terminated as of the effective time, and (ii) each holder of such Company warrant will be paid by the surviving corporation an amount in cash (without interest), if any, equal to the product of (x) the aggregate number of shares of WTT common stock underlying such Company warrant immediately prior to the effective time, multiplied by (y) an amount equal to (1) the merger consideration, minus (2) the applicable per share exercise price of such Company warrant (the total of which we refer to as the “warrant consideration”), minus any applicable withholding taxes. On the closing date, Maury will pay to the surviving corporation, and Maury will cause the surviving corporation to pay to each of the holders of Company warrants, the applicable warrant consideration (minus applicable withholding taxes) as promptly as practicable thereafter (but in no event earlier than the date of receipt of file-stamped evidence of the merger filing from the Office of the Department of the Treasury of the State of New Jersey).

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Company Stock Plan

Prior to the effective time, WTT will terminate WTT stock plans effective as of immediately prior to the effective time, subject to the consummation of the merger.

Dissenters’ Rights

Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by agreement or by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under the NJBCA, a shareholder may not dissent from a merger (i) as to shares that are listed on a national securities exchange or held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or (ii) for which, pursuant to the plan of merger, such shareholder will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities.

Because WTT common stock is listed on the NYSE MKT, LLC, a national securities exchange and because the merger consideration consists of cash, holders of WTT common stock will not be entitled to dissenters’ rights in the merger with respect to their shares of WTT common stock under the NJBCA. Nevertheless, even though WTT shareholders do not qualify as statutory dissenters, they may still have the right to claim fair compensation for their shares in the context of a cash-out merger, as a result of the fiduciary duty of the majority to treat the minority fairly. For additional information, see the section entitled “Dissenters’ Rights” beginning on page 94 of this proxy statement.

Representations and Warranties

The merger agreement contains representations and warranties of the parties. These include representations and warranties of WTT with respect to:

●	organization, qualification, and governing documents;

●	corporate authority relative to the merger agreement;

●	requisite shareholder approval;

●	due execution, delivery and enforceability of the merger agreement;

●	required consents and approvals;

●	no violations;

●	capitalization;

●	subsidiaries;

●	SEC reports and filings;

●	financial statements;

●	the absence of certain changes or events;

●	the absence of undisclosed liabilities;

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●	assets;

●	material contracts;

●	customers and suppliers;

●	intellectual property;

●	privacy and data protection;

●	environmental matters;

●	labor and employment;

●	employee benefit plans;

●	insurance;

●	compliance with laws and permits;

●	government contracts;

●	litigation and orders;

●	tax matters;

●	finders and brokers;

●	takeover statutes;

●	information supplied;

●	opinion of financial advisor; and

●	no other representations.

The merger agreement also contains customary representations and warranties of Maury and Merger Sub, including with respect to:

●	organization and qualification;

●	corporate authority relative to the merger agreement;

●	due execution, delivery and enforceability of the merger agreement;

●	required consents and approvals;

●	no violations;

●	ownership and prior operations of Merger Sub;

●	financing;

●	solvency of the surviving corporation;

●	stock ownership;

●	R&W insurance policy; and

●	disclaimer of other representations.

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Certain representations and warranties contained in the merger agreement are qualified by “material adverse effect,” as described below. The representations and warranties contained in the merger agreement will expire at the effective time. The representations, warranties and covenants made by WTT in the merger agreement are qualified by information contained in WTT’s confidential disclosure letter delivered to Maury in connection with the execution of the merger agreement and by filings made publicly available that WTT has made with the SEC during the twelve months prior to the date of the merger agreement (subject to certain specified exceptions). The representations, warranties and covenants made by Maury and Merger Sub in the merger agreement are qualified by information contained in Maury’s confidential disclosure letter delivered to WTT in connection with the execution of the merger agreement. The representations, warranties and covenants of each party in the merger agreement were made only for the purposes of, and were and are solely for the benefit of the parties to, the merger agreement, may be subject to limitations agreed upon by the contracting parties, including, in the case of WTT, being qualified by WTT’s confidential disclosure letter, made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to holders of WTT common stock. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date of the merger agreement, or at any other time, and holders of WTT common stock should not rely on them as statements of fact. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the merger agreement. Holders of WTT common stock are not third-party beneficiaries of these representations, warranties and covenants under the merger agreement and should not rely on the representations, warranties and covenants of any descriptions thereof as characterizations of the actual state of facts or condition of WTT or any of its affiliates or of Maury or any of its affiliates.

Material Adverse Effect

A “Company material adverse effect” means any change, effect, development, circumstance, condition, state of facts, event, or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to: (i) have a material adverse effect on the financial condition, business or operations of WTT and its subsidiaries, taken as a whole, except that no such change, effect, development, circumstance, condition, state of facts, event, or occurrence to the extent resulting or arising from, or relating to any of the following will be deemed to constitute a Company material adverse effect or will be taken into account when determining whether a material adverse effect exists or has occurred:

(1)	any changes or developments in U.S., regional, global or international economic conditions, including any changes or developments affecting financial, credit, foreign exchange, or capital market conditions;

(2)	any changes or developments in conditions in the industries in which WTT and its subsidiaries operates and any seasonal fluctuations in the business of WTT and its subsidiaries;

(3)	any changes or developments in political, geopolitical, regulatory, or legislative conditions in the U.S. or any other country or region of the world;

(4)	any changes or developments in GAAP or the interpretation thereof;

(5)	any changes or developments in applicable law or the interpretation thereof;

(6)	any failure by WTT to meet any internal or published projections, estimates, forecasts, or expectations of WTT’s revenue, earnings, or other financial performance or results of operations for any period, in and of itself, or any failure by WTT to meet its internal budgets, plans, guidance, estimates, or forecasts of its revenues, earnings, or other financial performance or results of operations, in and of itself (it being understood that the events or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Company material adverse effect” may be taken into account);

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(7)	any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions, natural disasters, or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of the merger agreement;

(8)	any epidemic, pandemic or disease outbreak (including SARSCoV2 or COVID-19, and all evolutions thereof or related or associate epidemics, pandemic or disease outbreaks (which we refer to as “COVID-19”)) and any political or social conditions, including civil unrest, protests and public demonstrations or any other law, directive, pronouncement or guideline issued by a governmental authority, the Centers for Disease Control and Prevention or the World Health Organization, any “sheltering in place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any change in such law (including any binding quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other law, order or directive by any Governmental Authority in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security (CARES) Act), directive, pronouncement or guideline or interpretation thereof, or the action of any third party arising out of or relating to any of the foregoing, in each case, following the date of the merger agreement or any material improvement or worsening of such conditions threatened or existing as of the date of the merger agreement;

(9)	the execution and delivery of the merger agreement, the identity of Maury or any of its subsidiaries, or any communication by Maury or any of its subsidiaries regarding the plans or intentions of Maury with respect to the conduct of the business of the surviving corporation or its subsidiaries, the pendency or consummation of the merger agreement, the transactions contemplated by the merger agreement, or the public announcement of the merger agreement or the transactions contemplated by the merger agreement, including any litigation arising out of or relating to the merger agreement or the transactions contemplated by the merger agreement (except that this clause (9) will not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of the merger agreement, the pendency or consummation of the transactions contemplated by the merger agreement);

(10)	any action or failure to take any action which action or failure to act is requested in writing by Maury or otherwise expressly required by the terms of the merger agreement (other than pursuant to WTT’s covenant to use commercially reasonable efforts to conduct its business in the ordinary course of business and maintain its cash management policies and practices until the earlier of the effective time or the date (if any) the merger agreement is terminated); or

(11)	any change in the price or trading volume of WTT common stock (it being understood that the facts or occurrences giving rise or contributing to such change that are not otherwise excluded from the definition of a “Company material adverse effect” may be taken into account);

provided that, with respect to the exceptions in clauses (1), (2), (3), (4), (5), (7) and (8), if such change, effect, development, circumstance, condition, state of facts, event or occurrence has had a disproportionate adverse effect on WTT or any of its subsidiaries relative to other companies operating in the industries in which WTT and its subsidiaries operate, then only the incremental disproportionate adverse effect of such change, effect, development, circumstance, condition, state of facts, event or occurrence will be taken into account for the purpose of determining whether a “Company material adverse effect” exists or has occurred; or (ii) prevent or materially impair or delay the ability of WTT to perform its material obligations under the merger agreement or to consummate the transactions contemplated by the merger agreement prior to September 21, 2023 (which we refer to as the “outside date”).

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A “Maury material adverse effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence that materially impairs, or prevents or materially delays, the ability of Maury and Merger Sub to consummate the merger and other transactions contemplated by the merger agreement.

Conduct of Business Before Completion of the Merger

The merger agreement provides for certain restrictions on WTT’s and its subsidiaries’ activities until the earlier of the effective time or the date (if any) the merger agreement is terminated. In general, except as set forth in WTT’s confidential disclosure letter, as required by the merger agreement, as required by applicable law, including the regulations or requirements of any stock exchange or regulatory organization applicable to WTT or any of its subsidiaries, or as consented to in writing by Maury (such consent not to be unreasonably withheld, conditioned, or delayed), WTT and each of its subsidiaries is required to (i) conduct its business in the ordinary course of business and maintain its cash management policies and practices, and (ii) use commercially reasonable efforts to (1) preserve intact WTT’s business organization, (2) maintain WTT’s rights, privileges, and immunities, (3) retain the services of WTT’s officers and other key employees (subject to workforce requirements other than where termination of such services is for cause), and (4) maintain WTT’s relationships with its customers, suppliers, service providers and lenders. In addition, except as set forth in WTT’s confidential disclosure letter, WTT will not, and will not cause or permit any subsidiary to, take any of the following actions without the prior written consent of Maury (such consent to specifically identify the permitted action to be taken and such consent not to be unreasonably withheld, conditioned, or delayed):

●	amend, modify, waive, rescind, change or otherwise restate WTT’s or any of its subsidiaries’ certificate of incorporation, bylaws or equivalent organizational documents;

●	authorize, declare, set aside, make or pay any dividends (other than quarterly cash dividends paid in the ordinary course of business) on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of WTT or any of its subsidiaries) (other than dividends or distributions made by any wholly owned subsidiary of WTT to WTT or any wholly owned subsidiary of WTT);

●	split, combine, subdivide or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests, or any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests, except for (1) shares of WTT common stock withheld in order to pay taxes in connection with the vesting or settlement of any Company equity awards, (2) the acquisition of shares of WTT common stock in connection with the forfeiture of any Company equity awards or (3) for any such transaction involving only wholly owned subsidiaries of WTT;

●	issue, deliver, grant, sell, pledge, dispose of or encumber (other than certain permitted liens), or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance (other than certain permitted liens) of, any shares of capital stock, voting securities or other equity interest in WTT or any of its subsidiaries or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units, or take any action to cause to be exercisable or vested any otherwise un-exercisable or unvested Company equity awards under WTT stock plan (except, in each case, as otherwise provided by the terms of any contract or Company equity awards and except for certain other exceptions provided in the merger agreement);

●	except as required by applicable law or any contract or Company benefit plan in effect as of the date of the merger agreement, (1) increase the compensation or benefits payable or to become payable to any Company director, executive officer, or employee with an annual base salary in excess of $100,000, (2) grant any Company director, executive officer or employee any increase in severance or termination pay, (3) pay or award, or commit to pay or award, any bonuses or incentive compensation to any of WTT’s directors, executive officers or employees, other than in the ordinary course of business consistent with past practice, (4) pay or award, or commit to pay or award, any retention compensation to any of its directors, executive officers or employees, (5) enter into any employment, severance, or retention agreement (excluding offer letters that provide for no severance or change in control benefits) with any of WTT’s directors, executive officers or employees, (6) establish, adopt, enter into, amend, or terminate any collective bargaining agreement or Company benefit plan, except for any amendments to any Company benefit plan as may be required by applicable law, (7) amend or waive any performance or vesting criteria or accelerate vesting, exercisability, or funding under any Company benefit plan (other than Company equity awards in accordance with the merger agreement), (8) terminate the employment of any Company employee at the level of senior vice president or above, other than for cause, or (9) hire any new Company employees, except for employees at the vice president level or below;

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●	acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or authorize or announce an intention to so acquire, or enter into any binding agreements providing for any acquisitions of, any equity interests in or assets of any person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for (1) transactions solely between WTT and its wholly owned subsidiaries or between such wholly owned subsidiaries, or (2) acquisitions of supplies or equipment in the ordinary course of business;

●	liquidate (completely or partially), dissolve, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of WTT or its subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

●	make any loans, advances or capital contributions to, or investments in, any other person, except for (1) loans solely among WTT and its wholly owned subsidiaries or solely among WTT’s wholly owned subsidiaries or (2) advances for reimbursable employee expenses in the ordinary course of business;

●	sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than certain permitted liens), any of its properties, rights or assets of WTT and its subsidiaries except (1) dispositions of excess, obsolete or worthless equipment, in the ordinary course of business, (2) non-exclusive licenses entered into by WTT or any of its subsidiaries in the ordinary course of business, Company products or custom applications entered into in the ordinary course of business with customers of WTT or its subsidiaries, (3) pursuant to contracts as in effect as of the date hereof, or (4) pursuant to transactions solely among WTT and its wholly owned subsidiaries or solely among such wholly owned subsidiaries;

●	(1) enter into certain specified types of material contracts other than (x) contracts with customers or suppliers entered into in the ordinary course of business or (y) to renew or replace any such material contract that has expired or terminated in accordance with its terms so long as such renewal or replacement includes terms and conditions substantially similar to such expired or terminated material contract, or (2) materially modify, materially amend, extend or terminate (other than in the ordinary course of business) any material contract, or, other than in the ordinary course of business;

●	enter into certain specified types of material contracts that would, if entered into, be prohibited from being disclosed to Maury prior to the closing;

●	except in accordance with WTT’s capital budget provided to Maury, make any capital expenditure in excess of $100,000 in the aggregate or enter into agreements or arrangements providing for any capital expenditures in excess of $100,000 or otherwise commit to do so;

●	except as provided in the merger agreement with respect to transaction-related litigation, commence (other than to enforce WTT’s rights under the merger agreement), waive, release, assign, compromise or settle any material action, suit, claim, investigation, review or other judicial or administrative proceeding other than the compromise or settlement of any proceeding that: (1) is for an amount not to exceed, for any such compromise or settlement payment by WTT, $100,000 in the aggregate (net of insurance proceeds and indemnification proceeds received from third parties), (2) does not impose any injunctive relief on WTT and its subsidiaries and does not involve the admission of wrongdoing by WTT, any of its subsidiaries or any of their respective officers or directors and (3) does not provide for the license of any intellectual property or the termination, modification or amendment of any license of WTT owned intellectual property;

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●	make any change in financial accounting policies, practices, principles or procedures, except as required by GAAP or applicable law;

●	(1) make, revoke or change any election with respect to taxes, (2) settle or compromise any tax audit, claim, or assessment or any liability for taxes, (3) file any amendment to a tax return, (4) enter into any closing agreement or obtain any tax ruling or sought to change any tax accounting period, (5) surrender any right to claim a refund of taxes, (6) consent to any extension or waiver with respect to any proceeding with respect to taxes or tax assessment, or (7) prepare or file any tax return in a manner inconsistent with past practice;

●	incur, assume, guarantee or otherwise become liable for or modify the terms of any indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (1) the incurrence of trade debt or accounts receivable in the ordinary course of business, (2) equipment leases entered into in the ordinary course of business, (3) the incurrence of any indebtedness solely among WTT and its wholly owned subsidiaries or solely among such wholly owned subsidiaries, or (4) any guarantees by WTT of indebtedness or other obligations of any of its subsidiaries or guarantees by its subsidiaries of indebtedness or other obligations of WTT or any other Company subsidiary, in each case incurred in compliance with the merger agreement;

●	enter into any transactions or contracts with any affiliate or other person that would be required to be disclosed by WTT under Item 404 of Regulation S-K of the SEC;

●	other than the Special Meeting, convene any special meeting (or any adjournment or postponement thereof) of WTT shareholders;

●	withdraw or otherwise transfer from WTT or WTT subsidiaries, or permit any such withdrawal or transfer of, cash that would result in cash being less than $17,500,000, or enter into agreements or arrangements that would result in cash being less than $17,500,000 immediately after the closing or otherwise commit to do so; or

●	agree or authorize, in writing or otherwise, to take any of the foregoing actions.

The merger agreement requires that WTT transfer an amount of cash equal to at least $17,500,000 but no more than $20,000,000, to an Emigrant Bank account no later than two business days prior to the closing date. However, if Maury expressly consents in writing to any action or inaction by WTT pursuant to the merger agreement that results in WTT maintaining an amount in cash that is less than $17,500,000, WTT may transfer such reduced amount to the Emigrant Bank account.

Access to Information

Prior to the effective time or the termination of the merger agreement, and subject to certain exceptions, WTT will afford Maury and Maury’s representatives, upon WTT’s approval (which approval will not be unreasonably withheld, conditioned or delayed) of a reasonable request by Maury, during normal business hours and under the supervision of WTT’s personnel, with reasonable access to its properties, books and records, financial and operating data, other information, and to those officers of WTT to whom Maury reasonably requests access. However, WTT is not required to provide access to or disclose information that (1) may not be disclosed pursuant to contractual or legal restrictions, (2) the disclosure of which would, in the reasonable good faith judgment of WTT, violate applicable law, (3) is subject to attorney-client, attorney work product or other legal privilege, or (4) the disclosure of which would, in the reasonable good faith judgment of WTT, result in the disclosure of any trade secrets or other competitively sensitive information of WTT, its subsidiaries or any third party; provided, that in the case of each of clauses (1) through (3), WTT will use commercially reasonable efforts to make appropriate substitute arrangements for disclosure that do not violate such restrictions or privileges. Maury and Merger Sub will use reasonable best efforts to minimize any disruption to the business of WTT that may result from its requests for access, data or information.

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WTT Special Meeting and WTT Board Recommendation

The merger agreement requires WTT to (1) duly call, set a record date for, give notice of, convene and hold a meeting of its shareholders for the purpose of seeking WTT shareholder approval as soon as reasonably practicable after the date on which WTT learns that this proxy statement will not be reviewed or that the SEC has no further comments on this proxy statement, (2) submit the merger proposal to its shareholders at such meeting and (3) not submit any other proposal in connection with such meeting (other than the merger-related compensation advisory proposal and the adjournment proposal and, if such meeting is also WTT’s annual shareholder meeting, proposals customarily brought in connection with WTT’s annual shareholder meeting) without the prior written consent of Maury (such consent not to be unreasonably withheld, conditioned or delayed). WTT is only entitled to adjourn or postpone the Special Meeting without Maury’s consent (x) after consultation with Maury, if adjournment or postponement necessary to ensure any supplement or amendment to this proxy statement required by law is provided to WTT shareholders within a reasonable amount of time in advance of the Special Meeting, or (y) if there are not sufficient votes at such meeting to constitute a quorum or to obtain approval of the merger proposal (to allow additional time for solicitation of proxies), one or more times for a period up to 10 business days each under the circumstances described in the foregoing clause (y) so long as no resulting change in the record date would be required.

Unless WTT board of directors has validly made a change of recommendation (as defined below under the section entitled “The Merger Agreement—No Solicitation of Other Offers by WTT”), WTT will use its reasonable best efforts to (1) solicit from WTT shareholders proxies in favor of the approval of the merger agreement and (2) take all other action reasonably necessary or advisable to secure WTT shareholder approval, including by including WTT board recommendation in this proxy statement.

Even if a change of recommendation has been validly made pursuant to the terms of the merger agreement, unless the merger agreement has been terminated in accordance with its terms, the Special Meeting will be convened and the merger agreement will be submitted to WTT shareholders for approval at the Special Meeting, and the obligations of the parties under the merger agreement will continue in full force and effect and will not be affected by the commencement, public proposal, public disclosure or communication to WTT of any acquisition proposal, as defined below under the section entitled “The Merger Agreement—No Solicitation of Other Offers by WTT.”

No Solicitation of Other Offers by WTT

Under the terms of the merger agreement, subject to certain exceptions described below, WTT has agreed that, from and after the date of the merger agreement until the earlier of the effective time or the date (if any) on which the merger agreement is terminated, WTT will not and will cause its subsidiaries, and its and their respective officers and directors not to, and WTT will use reasonable best efforts to cause its and its subsidiaries’ other representatives not to, directly or indirectly:

(1)	solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiry with respect to, or the making, submission or announcement of, an acquisition proposal (as defined below) or any inquiry, proposal, or offer that would reasonably be expected to lead to an acquisition proposal;

(2)	participate in any negotiations regarding, or furnish to any person any information relating to WTT or any of its subsidiaries in connection with, an acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal;

(3)	adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse, or recommend, any acquisition proposal;

(4)	make any public statement inconsistent with or withdraw, change, amend, modify or qualify, or otherwise publicly propose to withdraw, change, amend, modify or qualify, in each case, in a manner adverse to Maury, WTT board recommendation;

(5)	fail to include WTT board recommendation in this proxy statement;

(6)	approve, authorize, or cause or permit WTT or any of its subsidiaries to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle or similar definitive agreement with respect to, or any other definitive agreement or commitment providing for, any acquisition proposal (other than certain confidentiality agreements); or

(7)	call or convene a meeting of WTT shareholders to consider a proposal that would reasonably be expected to materially impair, prevent, or delay the consummation of the transactions contemplated by the merger agreement.

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We refer to each action set forth in clauses (3), (4) or (5) above as a “change of recommendation.”

In addition, under the merger agreement, WTT has agreed that:

●	it will and will cause its subsidiaries, and its and their respective officers and directors to, and will use its reasonable best efforts to cause its and its subsidiaries’ other representatives to, immediately cease any and all solicitation, encouragement, discussions or negotiations with any persons, or the provision of any information to any persons, with respect to any acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal; and

●	it will promptly terminate access to any physical or electronic data rooms relating to the consideration of an acquisition proposal by any such person.

Under the merger agreement, WTT must enforce, and not waive, terminate or modify without Maury’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement entered into prior to the date of the merger agreement with any person in connection with such person’s consideration of an acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal; provided that, if WTT board of directors determines in good faith after consultation with WTT’s outside legal counsel that the failure to waive a particular standstill provision would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, WTT may, with prior written notice to Maury, waive such standstill solely to the extent necessary to permit the applicable person (if it has not been solicited in violation of the merger agreement) to make, on a confidential basis to WTT board of directors, an acquisition proposal, conditioned upon such person agreeing to disclosure of such acquisition proposal to Maury, in each case, as contemplated by the merger agreement.

Notwithstanding the prohibitions described above, if WTT receives, prior to the receipt of WTT shareholder approval, a bona fide written acquisition proposal or an inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal that did not result from a breach of WTT’s non-solicitation obligations, which the WTT board of directors determines in good faith after consultation with WTT’s outside legal counsel and financial advisors (i) constitutes, or would reasonably be expected to result in, a superior proposal (as defined below) and (ii) that failure to participate in negotiations with or provide information to the person proposing such acquisition proposal would reasonably be expected to result in a breach of the fiduciary duties of the WTT board of directors, then WTT and its representatives are permitted to contact the person or any of its representatives who has made such acquisition proposal, inquiry, proposal or offer to (1) refer such person to WTT’s non-solicitation obligations in the merger agreement, or (2) solely to clarify or ascertain facts regarding (and not to negotiate or engage in any discussions regarding or relating to) the material terms and conditions of such acquisition proposal, inquiry, proposal or offer and the person making it so that WTT may inform itself about such acquisition proposal, inquiry, proposal or offer and the person making it. Further, if WTT receives from any person, prior to the receipt of WTT shareholder approval, an unsolicited bona fide written acquisition proposal that did not result from a breach of WTT’s non-solicitation obligations, WTT and its representatives are permitted to furnish information to such person and engage in discussions or negotiations with such person and its representatives with respect to the acquisition proposal, as long as:

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●	WTT board of directors determines in good faith, after consulting with WTT’s outside legal counsel and financial advisors (i) constitutes, or would reasonably be expected to result in, a superior proposal and (ii) that failure to participate in negotiations with or provide information to the person proposing such acquisition proposal would reasonably be expected to result in a breach of the fiduciary duties of WTT board of directors; and

●	(1) prior to providing any such information, the person making the acquisition proposal enters into a confidentiality agreement that contains terms that are no less restrictive in the aggregate to such person than those contained in the confidentiality agreement between WTT and Maury, and except for such changes as are necessary for WTT to comply with its obligations under the merger agreement (provided that the confidentiality agreement is not required to include a standstill provision), and that does not restrict WTT from complying with its disclosure obligations to Maury under the merger agreement, and (2) WTT also provides Maury, prior to or substantially concurrently with the time such information is provided or made available to such person (and in any event within two business days after), any nonpublic information furnished to such other person that was not previously furnished to Maury.

Under the merger agreement, WTT will notify Maury promptly of WTT’s or any of its subsidiaries’ or its or their respective representatives’ receipt of any acquisition proposal or any inquiries, proposals or offers that would reasonably be expected to lead to an acquisition proposal (and in any event within two business days after, to the knowledge of WTT or its financial advisor, such receipt). The notice must include the identity of the person making the acquisition proposal, proposal or offer, and the material terms and conditions of any such acquisition proposal, inquiry, proposal or offer or the nature of the information requested pursuant to any such inquiry, including unredacted copies of any written proposals or offers (including any proposed written agreements received by WTT or its representatives relating to such acquisition proposal) or, if such acquisition proposal is not in writing, a reasonably detailed written description of the material terms and conditions thereof. WTT will keep Maury reasonably informed on a reasonably current basis of the status (including any material developments related thereto) of any such acquisition proposal and promptly (and in any event within two business days after) notify Maury of any material amendments to the material terms and conditions of any such acquisition proposal and promptly (and in any event within two business days after) provide Maury with copies of all proposed written agreements relating to an acquisition proposal received by WTT or its representatives. WTT will not, directly or indirectly, enter into any agreement with any person which directly or indirectly prohibits WTT from providing any information to Maury in accordance with the merger agreement or otherwise complying with the merger agreement.

An “acquisition proposal” for purposes of the merger agreement means any offer or proposal from any person, other than a proposal or offer by Maury or one of its subsidiaries, at any time relating to any transaction or series of related transactions involving:

●	any acquisition or purchase by any person or group, directly or indirectly, of more than 15% of the total voting power of the equity securities of WTT;

●	any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any person or group beneficially owning more than 25% of the total voting power of the equity securities of WTT;

●	any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction, in each case, involving WTT and any other person or group, pursuant to which WTT shareholders immediately prior to such transaction hold less than 85% of the total voting power of the equity interests in the surviving, resulting or ultimate Maury entity of such transaction; or

●	any sale, lease, exchange, transfer or other disposition to any person or group of more than 15% of the consolidated assets of WTT and its subsidiaries, taken as a whole (measured by fair market value).

A “superior proposal” for purposes of the merger agreement means a bona fide, written acquisition proposal by a third party which WTT board of directors determines in good faith (after consultation with WTT’s outside legal counsel and financial advisors) would, if consummated, result in a transaction more favorable to WTT shareholders from a financial point of view than the merger, taking into account all relevant factors, including all the terms and conditions of such proposal or offer (including the transaction consideration, break-up fees, expense reimbursement provisions, conditionality, timing, certainty of financing or regulatory approvals and likelihood of consummation) and the merger agreement, as well as any changes to the terms of the merger agreement proposed by Maury in response to any acquisition proposal. When determining whether an offer constitutes a superior proposal, references in the definition of the term “acquisition proposal” to “15%” or “85%” will be replaced with references to “50%.”

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Change of Recommendation; Match Rights

At any time prior to the receipt of WTT shareholder approval:

●	WTT board of directors may make a change of recommendation in response to an intervening event (as defined below) if WTT board of directors has determined in good faith, after consultation with Company’s outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law; or

●	WTT’s board of directors may make a change of recommendation and cause WTT to terminate the merger agreement in order to enter into a definitive agreement providing for an unsolicited acquisition proposal received after the date of the merger agreement that did not result from a breach of WTT’s non-solicitation obligations and such acquisition proposal is not withdrawn (subject to payment by WTT to Maury of the termination fee described under the section entitled “The Merger Agreement—Termination Fee”), if WTT board of directors has determined in good faith after consultation with WTT’s outside legal counsel and financial advisors that such acquisition proposal constitutes a superior proposal.

Prior to making a change of recommendation for any reason set forth above, WTT must provide Maury with three business days’ prior written notice advising Maury that WTT board of directors intends to make a change of recommendation. The notice must specify in reasonable detail the reasons for such change of recommendation due to an intervening event, or the material terms and conditions of the acquisition proposal (including a copy of any proposed definitive agreement) for any change of recommendation due to a superior proposal. In each case, WTT must cause its executive officers and direct its other representatives to negotiate in good faith (to the extent Maury desires to negotiate) any proposal by Maury to amend the merger agreement in a manner that would eliminate the need for WTT board of directors to make such a change of recommendation, and, except in the case of a superior proposal, WTT board of directors must make the required determination regarding its fiduciary duties again at the end of such three business day negotiation period (after taking into account in good faith the amendments to the merger agreement proposed by Maury, if any). With respect to any change of recommendation in response to a superior proposal, if there is any material amendment, revision or change to the material terms of the then-existing superior proposal (including any revision to the amount, form or mix of consideration proposed to be received by WTT shareholders as a result of such superior proposal), WTT must notify Maury of each such amendment, revision or change and the applicable four business day period will be extended until at least two business days after the time that Maury receives notification of such revision.

An “intervening event” for purposes of the merger agreement means any change, effect, development, circumstance, condition, state of facts, event or occurrence that is material to WTT and its subsidiaries, taken as a whole, and was not known by or the material consequences of which (based on facts known to members of WTT board of directors as of the date of the merger agreement) were not reasonably foreseeable to WTT or WTT board of directors as of or before the date of the merger agreement, except that in no event will the following events, changes or developments constitute an “intervening event”: (1) the receipt, existence or terms of an acquisition proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (2) changes in the market price or trading volume of WTT common stock (it being understood, however, in the case of this clause (2), that any underlying cause thereof may be taken into account for purposes of determining whether an intervening event has occurred), (3) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond or debt prices), (4) changes in GAAP, other applicable accounting rules or applicable law or, in any such case, changes in the interpretation thereof, or (5) natural disasters, epidemics or pandemics (including the existence and impact of the COVID-19 pandemic) (provided, that with respect to clauses (3) through (5), except if and to the extent that such change, effect, development, circumstance, condition, state of facts, event or occurrence has a disproportionate effect on WTT and its subsidiaries, taken as a whole, relative to other companies in the industries in which WTT and its subsidiaries operate).

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Nothing in the merger agreement prohibits WTT or WTT board of directors from (1) taking and disclosing to WTT shareholders a position contemplated by Rules 14d-9 or 14e-2(a) promulgated under the Exchange Act, (2) making any “stop, look and listen” communication to WTT shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (3) making any disclosure to WTT shareholders with regard to an acquisition proposal if WTT board of directors has determined in good faith after consultation with WTT’s outside legal counsel that failure to make such disclosure would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, in each case so long as any such disclosure (x) with respect to clauses (1) and (3), includes an express reaffirmation of WTT board recommendation that WTT shareholders approve the merger agreement and (y) does not include any statement that constitutes, and does not otherwise constitute, a change of recommendation under the merger agreement.

Directors’ and Officers’ Indemnification and Insurance

Under the merger agreement, for six years after the effective time, Maury must, and must cause the surviving corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law and the organizational documents of WTT or its subsidiaries, as applicable, or any indemnification agreements in existence as of the date of the merger agreement that were provided to Maury or furnished by WTT with the SEC and publicly available prior to the date of the merger agreement, each current and former director and officer of WTT and its subsidiaries and all current and former holders of securities of WTT that have or had a right to appoint any of the foregoing (the persons entitled to be indemnified pursuant to such provisions, and all other current and former directors, managers, and officers of WTT and its subsidiaries, and all current and former holders of securities of WTT or its subsidiaries that have or had a right to appoint any of the foregoing, which we refer to collectively as the “indemnified parties”) against any costs and expenses (including advancing attorneys’ fees and expenses) in connection with any actual or threatened claims in respect of acts or omissions occurring or alleged to have occurred at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time, in connection with such person serving as an officer, director, employee or other fiduciary of WTT, any of its subsidiaries, or any other person if such service was at the request or for the benefit of WTT or any of its subsidiaries.

In addition, for a period of six years following the effective time, Maury is required to maintain in effect the provisions in the organizational documents of WTT and any indemnification agreements of WTT or its subsidiaries in existence as of the date of the merger agreement (except to the extent such agreement provides for an earlier termination) regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses that are in existence as of the date of the merger agreement, and any such indemnification agreements shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections of any indemnified party thereunder in respect of acts or omissions occurring or alleged to have occurred at or prior to the effective time.

At or prior to the effective time, WTT is required to purchase a directors’ and officers’ liability insurance and fiduciary liability insurance “tail” insurance policy for a period of six years after the effective time with respect to matters arising at or prior to the effective time.

The rights of indemnification and to receive advancement of expenses under the provisions above are not exclusive of any other rights to which an indemnified party might be entitled. No right or remedy conferred by the merger agreement is intended to be exclusive of any other right or remedy, and every other right or remedy will be cumulative and in addition to every other right and remedy given under the merger agreement or current or future laws or in equity. The assertion of any right or remedy under the merger agreement or otherwise will not prevent the concurrent or subsequent assertion of any other right or remedy. Maury acknowledges that the indemnified parties have or may, in the future, have certain rights to indemnification, advancement of expenses and/or insurance provided by other persons.

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Financing Cooperation

Under the merger agreement, until the earlier of the closing of the merger and when the merger agreement is terminated pursuant to its terms, WTT will, and will cause its subsidiaries to, use its and their reasonable best efforts to, and will direct its and their respective representatives to, provide customary cooperation and customary financial information, in each case that is reasonably requested by Maury in connection with any financing contemplated by the debt commitment letter provided by Maury to WTT prior to the date of the merger agreement (which we refer to as the “debt commitment letter”) (it being understood and agreed that receipt of such financing is not a condition to the closing of the merger or any of Maury’s other obligations under the merger agreement), including using commercially reasonable efforts to: (1) participate in, and assist with, customary marketing efforts and marketing materials (including any applicable rating agency presentations), for a financing of the type contemplated by the debt commitment letter; (2) execute and delver any definitive financing documents, including any amendments, joinders, guarantees, pledge documents, security documents and other definitive financing documents (including, assuming the representations of Maury and Merger Sub regarding solvency are correct, a solvency certificate of the chief financial officer of WTT) and otherwise facilitating the pledging, granting, recording, and perfection of security interests in the collateral (including delivery of any applicable securities and share certificates); (3) furnish to the debt financing sources at least three business days prior to the closing date all documentation and other information required by regulatory authorities under applicable “know your customer,” beneficial ownership, and anti-money laundering rules and regulations, including the PATRIOT Act; (4) provide such other financial information of WTT or its subsidiaries as is reasonably requested by Maury, Merger Sub, or the debt financing sources in connection with the debt financing; and (5) take such corporate actions as are reasonably requested to authorize and permit the consummation of the debt financing pursuant to the debt commitment letter and to permit the proceeds of such debt financing to be made available to finance the transactions contemplated by the merger agreements. However, (x) none of WTT, its subsidiaries, or their representatives or affiliates will have, or be required to incur, any liability or obligation under any agreement or document related to the financing, or to pay any commitment or similar fee or make any other payment or provide or agree to provide an indemnity in connection with the foregoing, and (y) no party will be required to take any action that would reasonable be expected to result in the contravention of, or that would reasonably be expected to result in violation of any applicable laws or any contracts binding on such party or its property.

The merger agreement requires Maury to indemnify and hold harmless WTT, its subsidiaries, and their respective representatives and affiliates from and against any and all liabilities or losses incurred by them in connection with any action taken, or information provided, pursuant to the financing cooperation provisions under the merger agreement, subject to certain exceptions set forth in the merger agreement. If the merger agreement is validly terminated, Maury will, promptly upon request by WTT, reimburse WTT and its subsidiaries for all reasonable and documented out-of-pocket costs actually incurred in connection with such financing cooperation, subject to certain exceptions set forth in the merger agreement. The cooperation obligations of WTT and its subsidiaries contained in the merger agreement are their sole obligations with respect to any financing Maury may obtain in connection with the transactions.

The merger agreement requires Maury and Merger Sub to use their reasonable best efforts to do, or cause to be done, all things necessary to arrange and obtain the financing on the terms and conditions described in the commitment letters. In the event that all or any portion of the debt financing contemplated by the merger agreement or the debt commitment letter becomes unavailable to Maury for any reason, then, as promptly as practicable following the occurrence of such event, (1) Maury will promptly notify WTT of such event and the reason therefor and (2) Maury and Merger Sub will use reasonable best efforts to arrange and obtain alternative financing arrangements in an amount at least equal to the amount, when added to the equity financing from the equity commitment letter, sufficient to pay the aggregate merger consideration and all other required payments payable by Maury and Merger Sub in connection with the transactions contemplated by the merger agreement and which is not subject to any certain prohibited conditions outlined in the merger agreement. Maury and Merger Sub will not be required to (x) pay fees in excess of 150% above those contemplated by the debt commitment letter that is in effect on the date of the merger agreement, or (y) seek equity financing from any person other than the equity investors or in an amount in excess of the equity financing contemplated by the equity commitment letter as of the date of the merger agreement. Maury will promptly deliver to WTT a true, complete, and fully executed new financing commitment letter regarding such alternative financing.

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Employee Matters

Under the merger agreement, Maury will assume, honor and fulfill all of WTT’s benefit plans in accordance with their terms as in effect immediately prior to the date of the merger agreement or as subsequently amended or terminated as permitted pursuant to the terms of such Company benefit plans and the merger agreement.

For a period ending on the twelve (12) month anniversary of the effective time, Maury has agreed to provide, with respect to each employee of WTT who becomes an employee of Maury or its subsidiaries as of the effective time (which we refer to as the “continuing employees”), (1) base pay or wage rate, as applicable, and other incentive cash compensation opportunities that are no less favorable than the base salary or wage rate, bonus and other cash incentive compensation opportunities in effect for such continuing employee immediately prior to the closing or provided to similarly-situated employees of Maury and its subsidiaries, in Maury’s sole discretion, and (2) employee benefits (including severance and health and welfare benefits, but excluding defined benefit pension plan benefits) that are, in the aggregate, no less favorable to such continuing employee than those Company benefit plans set forth in WTT disclosure letter in effect immediately prior to the effective time or provided to similarly-situated employees of Maury and its subsidiaries, in Maury’s sole discretion.

Maury also has agreed under the merger agreement to recognize years of service with WTT or its subsidiaries under all employee benefit plans, excluding any equity based compensation plan and long-term incentive plan, maintained by Maury or its affiliates for the benefit of continuing employees, except to the extent that any such recognition would result in a duplication of benefits, and to waive certain participation restrictions for continuing employees who become eligible to participate in Maury welfare plans.

The merger agreement does not confer upon any continuing employee any right to continue in the employ or service of Maury or any affiliate of Maury, or shall interfere with or restrict in any way the rights of Maury or any affiliate of Maury, which rights are hereby expressly reserved, to discharge or terminate the services of any continuing employee at any time for any reason whatsoever, subject to the terms of any company plan. The merger agreement is not an amendment or other modification of any company plan or employee benefit plan of Maury or Merger Sub or create any third party rights in any current or former service provider of WTT or its affiliates (or any beneficiaries or dependents thereof).

Other Covenants and Agreements

The merger agreement contains additional covenants and agreements relating to, among other matters:

●	notice, cooperation and coordination relating to transaction-related litigation, if any;

●	certain obligations of the parties to use reasonable efforts to take or cause to be taken, actions set forth in the merger agreement;

●	consultation and consent rights regarding any press releases or other public announcements or disclosures with respect to the merger, the merger agreement or the other transactions contemplated by the merger agreement;

●	certain obligations relating to preparation of this proxy statement;

●	certain reporting requirements under Section 16(a) of the Exchange Act;

●	eliminating any applicability of state takeover laws;

●	the de-listing and termination of registration of WTT common stock;

●	purchase certain environmental and pollution insurance policies relating to certain property locations utilized in WTT’s business operations; and

●	certain obligations of Merger Sub.

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Conditions to the Merger

The obligations of WTT, Maury and Merger Sub to consummate the merger are subject to the satisfaction on or prior to the closing date of each of the following conditions, any and all of which may be waived in writing in whole or in part by Maury, Merger Sub and WTT, to the extent permitted by applicable law:

●	WTT shareholder approval—The approval of the merger agreement by the affirmative vote of at least a majority of the outstanding shares of WTT common stock entitled to vote thereon;

●	No Injunctions or Restraints—No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any federal or state court of competent jurisdiction (which we refer to as a “restraint”) shall be in effect enjoining or otherwise prohibiting the consummation of the merger, and no law shall have been enacted, entered, promulgated, enforced or deemed applicable by any governmental authority that, in any such case, prohibits or makes illegal the completion of the merger.

The obligations of Maury and Merger Sub to consummate the merger are further subject to the satisfaction on or prior to the closing date of each of the following conditions, any and all of which may be waived in writing in whole or in part by Maury, to the extent permitted by applicable law:

●	Accuracy of Representations and Warranties—The representations and warranties of WTT in the merger agreement (without giving effect to any qualification as to materiality or material adverse effect) being true and correct in all respects as of the closing date as though made on and as of the closing date (except for representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except where any failures of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Company material adverse effect) have not had and would not reasonably be expected to have, individually or in the aggregate, a Company material adverse effect (with such term as described under the section entitled “The Merger Agreement—Material Adverse Effect”), except that (1) certain representations and warranties related to WTT’s due organization and qualification; its power and authority to enter into the merger agreement; its potential conflicts with its governing documents or material contracts, or potential violation of applicable law; its subsidiaries; its broker; and applicable takeover statutes must be true and correct in all material respects, if not qualified by materiality or material adverse effect, and in all respects, if qualified by materiality or material adverse effect; and (2) WTT’s representation and warranty related to its capitalization must be true and correct in all respects, except for de minimis inaccuracies, as of the closing date as though made on and as of May 22 , 2023 (which we refer to as the “Company capitalization date”) (except for representations and warranties that by their terms speak specifically as of another date, in which case as of such date);

●	Performance of Obligations—Except as provided in the merger agreement, performance or compliance in all material respects by WTT of the obligations, covenants and agreements required to be performed or complied with by it under the merger agreement by the time of the closing;

●	Company Material Adverse Effect—Since the date of the merger agreement, there must not have been or there must not continue to exist any Company material adverse effect.

●	Officer Certificate—The receipt by Maury of a certificate, dated as of the closing date, signed on behalf of WTT by the chief executive officer or chief financial officer of WTT, certifying that the conditions set forth in the three bullet points immediately above have been satisfied.

●	FIRPTA Certificate—WTT must deliver a properly completed and executed certification in accordance with Section 1445 of the Internal Revenue Code.

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The obligations of WTT to consummate the merger are further subject to the satisfaction on or prior to the closing date of each of the following conditions, any and all of which may be waived in writing in whole or in part by WTT, to the extent permitted by applicable law:

●	Accuracy of Representations and Warranties—The representations and warranties of Maury and Merger Sub in the merger agreement (without giving effect to any qualification as to materiality or Maury material adverse effect) being true and correct in all respects as of the closing date as though made on and as of the closing date (except for representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except where any failures of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Maury material adverse effect) have not had and would not reasonably be expected to have, individually or in the aggregate, a Maury material adverse effect (with such term as described under the section entitled “The Merger Agreement—Material Adverse Effect”) or a material adverse effect on the ability of Maury or Merger Sub to consummate the transactions, including the merger, except that certain representations and warranties related to Maury’s and Merger Sub’s due organization and qualification, their respective power and authority to enter into the merger agreement, Maury’s ownership and prior operations of Merger Sub, the debt and equity financings, and stock ownership must be true and correct in all material respects, if not qualified by materiality or Maury material adverse effect, and in all respects, if qualified by materiality or Maury material adverse effect;

●	Performance of Obligations—Except as provided in the merger agreement, performance or compliance in all material respects by Maury and Merger Sub of the obligations, covenants and agreements required to be performed or complied with by it at or prior to the closing; and

●	Officer Certificate—The receipt by WTT of a certificate, dated as of the closing date, signed on behalf of Maury by the chief executive officer or chief financial officer of Maury certifying that the conditions set forth in the two bullet points immediately above have been satisfied.

Termination of the Merger Agreement

Termination by WTT or Maury

The merger agreement may be terminated at any time before the effective time:

●	by mutual written consent of WTT and Maury; or

●	by either Maury or WTT, if:

−	the closing has not occurred on or before September 21, 2023 (which we refer to as the “outside date”). This right to terminate the merger agreement will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been a proximate cause of the failure of the transactions to be consummated by the outside date, and such action or failure to act constitutes a material breach of the merger agreement;

−	any restraint enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable and remains in effect. This right to terminate the merger agreement will not be available to any party whose action or failure to fulfill its obligations under the merger agreement has been a proximate cause of such restraint or of such restraint becoming final and non-appealable; or

−	WTT shareholder approval has not been obtained by the affirmative vote of at least a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting (or any adjournment or postponement thereof).

Termination by WTT

The merger agreement may be terminated at any time before the effective time by WTT if:

●	(1) Maury or Merger Sub has breached, failed to perform or violated their respective covenants or agreements under the merger agreement, or any of the representations and warranties of Maury or Merger Sub in the merger agreement have become inaccurate, in either event in a manner that would give rise to a failure of the conditions in the merger agreement related to the representations and warranties of Maury and Merger Sub or the performance by Maury and Merger Sub of their respective obligations prior to closing; (2) such breach, failure to perform, violation or inaccuracy is incapable of being cured by the outside date or, if capable of being cured by the outside date, is not cured before the earlier of the business day immediately prior to the outside date and the 30th calendar day following receipt of written notice from WTT of such breach, failure to perform, violation or inaccuracy; and (3) WTT is not then in breach of any of its representations, warranties, covenants or agreements under the merger agreement, which breach would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse effect; or

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●	WTT board of directors effects a change of recommendation and WTT substantially concurrently enters into a definitive agreement providing for a superior proposal, as long as (1) WTT has complied in all material respects with its obligations not to solicit, participate in negotiations with respect to, or furnish certain information in connection with, any acquisition proposal or potential acquisition proposal, as further described under the section entitled “The Merger Agreement—No Solicitation of Other Offers by WTT”, (2) WTT has complied in all material respects with its notice and good faith negotiation obligations for a change of recommendation or an acquisition proposal, and (3) substantially concurrently with or prior to (and as a condition to) such termination, WTT pays to Maury the $900,000 termination fee described below; or

●	(1) the conditions and obligations each party to effect the merger and the conditions to obligations of Maury and Merger Sub (other than those conditions that by their nature are to be satisfied at the closing, which conditions are capable at the time of termination of being satisfied if the closing were to occur at such time) have been satisfied or, to the extent permissible under applicable law, waived in accordance with the merger agreement, (2) WTT has indicated in writing that it is ready and willing to consummate the merger and ready, willing, and able to take all action within its control to consummate the merger, (3) Maury and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the merger agreement, and (4) during such two business day period, WTT stood ready, willing, and able to consummate the merger and the other transactions contemplated by the merger agreement.

Termination by Maury

The merger agreement may be terminated by Maury at any time before the effective time:

●	(1) WTT has breached, failed to perform or violated its covenants or agreements under the merger agreement or any of the representations and warranties of WTT in the merger agreement have become inaccurate, in either event in a manner that would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse; (2) such breach, failure to perform, violation or inaccuracy is incapable of being cured by the outside date or, if capable of being cured by the outside date, is not cured before the earlier of the business day immediately prior to the outside date and the 30th calendar day following receipt of written notice from Maury of such breach, failure to perform, violation or inaccuracy; and (3) neither Maury nor Merger Sub is then in breach of any of its representations, warranties, covenants or agreements under the merger agreement, which breach would give rise to the failure of the conditions in the merger agreement related to the representations and warranties of Maury or Merger Sub or the performance by Maury and Merger Sub of their respective obligations prior to closing; or

●	prior to receipt of WTT shareholder approval, WTT board of directors has effected a change of recommendation or WTT has willfully and materially breached its obligations described under the section entitled “The Merger Agreement—No Solicitation of Other Offers by WTT “.

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Termination Fee

The merger agreement provides that WTT will pay Maury a termination fee of $900,000 (which we refer to as the “WTT termination fee”) if:

●	(1) WTT or Maury terminates the merger agreement as a result of the closing having not occurred on or before the outside date or WTT shareholder approval having not been obtained; (2) after the date of the merger agreement and prior to the date of the termination (or prior to the receipt of WTT shareholder approval in the case of a termination as a result of WTT shareholder approval having not been obtained), a bona fide acquisition proposal has been publicly disclosed and is not publicly withdrawn at least three business days prior to the earlier of the Special Meeting and the date of such termination; and (3) within eight months of such termination, an acquisition proposal is consummated or a definitive agreement providing for an acquisition proposal is entered into, in which case WTT is required to pay the WTT termination fee to Maury on or prior to the date such acquisition proposal is consummated;

●	Maury terminates the merger agreement because WTT board of directors has effected a change of recommendation or WTT has willfully breached its obligations described under the section entitled “The Merger Agreement—No Solicitation of Other Offers by WTT”; or

●	WTT terminates the merger agreement in order to enter into a definitive agreement providing for a superior proposal.

The merger agreement provides that, so long as all conditions to the closing of the merger are satisfied, Maury will pay WTT a termination fee of $1,863,170.34 (which we refer to as the “Maury termination fee”) if WTT terminates the merger agreement because WTT was ready and willing to consummate the merger and take all action to consummate the merger, but Maury and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the merger agreement, and during such two business days, WTT stood ready, willing and able to consummate the merger and other transactions contemplated by the merger agreement.

If Maury terminates the merger agreement due to WTT’s breach, failure to perform or violation of its covenants or agreements under the merger agreement or any of the representations and warranties of WTT in the merger agreement become inaccurate, in either event in a manner that would give rise to the failure of WTT in the merger agreement related to the representations and warranties of WTT, the performance by WTT of its obligations prior to closing, or the absence of a Company material adverse effect, WTT must reimburse Maury and Merger Sub, upon request by Maury, for all reasonable and documented out-of-pocket costs actually incurred by Maury and Merger Sub in connection with the transactions contemplated by the merger agreement. In no event shall the amount paid by the WTT to Maury exceed the amount of the WTT termination fee.

In no event will WTT be obligated to pay the WTT termination fee or Maury be obligated to pay the Maury termination fee, as the case may be, on more than one occasion. In the event that WTT termination fee is received by Maury, none of WTT, any of its subsidiaries, any of their respective former, current or future officers, directors, partners, shareholders, managers, members, affiliates or agents will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, except for the right to seek monetary damages for fraud (solely as it relates to WTT’s representations and warranties expressly made in the merger agreement). Similarly, in the event that the Maury termination fee is received by WTT, none of Maury or Merger Sub or any of their respective former, current, or future officers, directors, partners, shareholders, managers, members, affiliates or agents will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, except for the right to seek monetary damages for fraud. WTT and Maury may also seek specific performance as provided under the merger agreement and in no event shall WTT or Maury, as applicable be entitled to the termination fee and specific performance.

Effect of Termination

In the event of termination of the merger agreement in accordance with its terms, the merger agreement will become null and void (except that provisions relating to the effect of termination and certain provisions related to financing cooperation and other miscellaneous provisions, together with the confidentiality agreement between WTT and Maury, will survive any such termination), and there will be no liability on the part of any of the parties; provided, that no party will be relieved of liability for fraud prior to such termination.

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Expenses

Except as otherwise expressly provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring the cost or expense. Except as expressly provided in the merger agreement, all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees incurred in connection with the transaction contemplated by the merger agreement will be paid by Maury and Merger Sub when due.

Amendments, Enforcements and Remedies, Extensions and Waivers

Amendments

Subject to certain limitations, the merger agreement may be amended by written agreement of each of the parties at any time.

Enforcements and Remedies

Under the merger agreement, the parties have agreed that each party will be entitled to:

●	an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the merger agreement;

●	a decree or order of specific performance specifically enforcing the terms and provisions of the merger agreement; and

●	any further equitable relief, in each case, in addition to any other remedy to which a party is entitled at law or in equity, in each case without the obligation to obtain, furnish or post any bond or similar instrument.

The equity commitment letter may be enforced by (i) Maury or (ii) WTT pursuant to WTT’s right to seek specific performance of Maury’s obligation to enforce the equity investors’ obligation to fund the commitment. Unless the merger agreement is validly terminated in accordance with its terms, WTT will be entitled to specific performance to cause Maury and Merger Sub to cause the equity financing to be funded and to consummate the closing if, and only if, (1) Maury is required to consummate the closing and Maury fails to consummate the closing by the date the closing is required to have occurred pursuant to the merger agreement, (2) the debt financing has been funded or will be funded in accordance with the terms and conditions of the debt financing at the closing if the equity financing is funded at the closing, and (3) WTT has irrevocably confirmed in writing to Maury that if the equity financing and debt financing are funded, then WTT will take such actions that are required of it to cause the closing to occur in accordance with the merger agreement (and WTT has not revoked, withdrawn, modified, or conditioned such confirmation) and Maury has failed to consummate the closing within three business days after receipt of the irrevocable conditions. For the avoidance of doubt, in no event shall WTT be entitled to specifically enforce (or to bring any action or proceeding in equity seeking to specifically enforce) Maury’s rights under the commitment to cause the equity financing to be funded or to effect the Closing other than as expressly provided in the immediately preceding sentence, and (ii) in no event shall WTT be entitled to seek to specifically enforce any provision of the equity commitment letter or to obtain an injunction or injunctions, or to bring any other action or proceeding in equity in connection with the transactions contemplated by the equity commitment letter, against Maury other than under the circumstances expressly set forth in the merger agreement.

Extensions and Waivers

Under the merger agreement, at any time prior to the effective time, any party may:

●	extend the time for the performance of any of the obligations or other acts of the other parties;

●	waive any inaccuracies in the representations and warranties of the other parties; and

●	waive compliance by the other parties with any of the agreements or conditions for the benefit of such party.

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Governing Law; Jurisdiction

The merger agreement is governed by Delaware law.

The parties have agreed to submit to the personal jurisdiction of the Delaware Court of Chancery located in Wilmington, Delaware or (only to the extent the Chancery Court declines jurisdiction) the Delaware state courts or the United States District Court located in Wilmington, Delaware and any appellate court therefrom, in connection with any matter arising out of the merger agreement. The parties have also agreed to waive all rights to a jury trial arising out of the merger agreement.

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THE SHAREHOLDER VOTING AND SUPPORT AGREEMENT

Below is a summary of the material provisions of the shareholder voting and support agreement, the form of which is attached to this proxy statement as Annex B and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the shareholder voting and support agreement that is important to you. We encourage you to read the shareholder voting and support agreement in its entirety carefully, as the rights and obligations of the parties thereto are governed by the express terms of the shareholder voting and support agreement and not by this summary or any other information contained in this proxy statement.

Parties to the Shareholder Voting and Support Agreements

Concurrently with the execution of the merger agreement, the Company, Maury and Merger Sub entered into support agreements, the form of which is attached to this proxy statement as Annex B, with the following persons, representing all of the directors and executive officers of WTT, which collectively own approximately 9.2% of the outstanding shares of WTT common stock, on a fully-diluted basis as of May 24, 2023:

●	C. Scott Gibson, Chairman of the Board

●	Alan L. Bazaar, Director

●	Jennifer Fritzsche, Director

●	Michael Millegan, Director

●	Allan D.L. Weinstein, Director

●	Timothy Whelan, Director and Chief Executive Officer

●	Michael Kandell, Chief Financial Officer and Secretary

●	Daniel Monopoli, Senior Vice President and General Manager of T&M Segment

Agreement to Vote and Irrevocable Proxy

Pursuant to the support agreements, each supporting shareholder has agreed, in his or her individual capacity as a shareholder, among other things, to vote in favor of the merger all subject shares beneficially owned by such supporting shareholder, including any and all shares acquired by such supporting shareholder after the date of the support agreements (including any shares of WTT common stock acquired by such supporting shareholder upon the exercise or vesting of Company stock options, Company restricted stock awards, or Company RSU awards). In addition, each supporting shareholders has agreed, if necessary, to vote such shareholder’s subject shares (i) against any action or agreement that is intended or would reasonably be expected to result in any of the conditions to closing set forth in the merger agreement not being satisfied on or before the outside date, and (ii) against any other action, agreement or transaction involving WTT or any Company subsidiary that is intended, or would reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone, materially adversely affect or prevent the consummation of the transactions contemplated by the merger agreement, subject to such supporting shareholder’s fiduciary duties. Each supporting shareholder granted WTT an irrevocable proxy with respect to the foregoing.

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Agreement Not to Transfer or Encumber

The supporting shareholders further agreed to certain restrictions with respect to the subject shares, including restrictions on transfer and agreement not to create or permit a lien on the subject shares.

Fiduciary Duties

Nothing in the support agreements will prohibit, limit, or restrict the supporting shareholders from exercising their fiduciary duties as directors or officers to WTT, its subsidiaries, or their respective shareholders.

Release

Effective upon the date the supporting shareholder receives his aggregate merger consideration with respect to the subject shares, the supporting shareholder, on behalf of himself and on behalf of his (to the extent applicable) heirs, beneficiaries, executors, trusts, spouse, estate, directors, officers, employees, managers, principals, advisors, stockholders, investors, members, subsidiaries, administrators, successors, partners, predecessors and assigns (each, a “releasor”), releases, to the fullest extent permitted by law, Maury, Merger Sub, the Company, the Company subsidiaries, the surviving corporation, and each of their respective past and present subsidiaries, affiliates, predecessors, officers, directors, stockholders, members, managers, partners, employees, representatives, agents, heirs, estates, successors and assigns from any and all past, present and future claims, whether direct or indirect, known or unknown, fixed or contingent, accrued or not accrued, liquidated or unliquidated or due or to become due, whether arising or pleaded in law, in equity or otherwise, whether based on fraud, statute, tort, contract or any other basis, in each case in each case, to the extent known as of signing, arising out of or relating to, directly or indirectly, releasor’s capacity as a WTT shareholder and/or releasor’s direct or indirect ownership interest in the Company (the “released claims”).

Released claims does not include any claims: (i) under the merger agreement, (ii) any indemnification, exculpation or advancement of expenses under the provisions of the Company’s governing documents, any indemnification agreements with the releasing party, or the tail policy to be obtained pursuant to the merger agreement, (iii) if such releasing party is a current or former officer, employee or service provider, any claims with respect to salaries, wages, compensation, severance, reimbursable expenses or other health, welfare, retirement or similar benefits or (iv) which cannot be waived as a matter of law.

Exclusivity

The support agreements provide that each supporting shareholder will not, and will cause his representatives and agents not to, directly or indirectly, (i) solicit, initiate, or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiry with respect to, or the making, submission or announcement of, an acquisition proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an acquisition proposal; (ii) participate in any negotiations regarding, or furnish to any person any information relating to WTT or any Company subsidiary in connection with, an acquisition proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an acquisition proposal; (iii) adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse, or recommend, any acquisition proposal; (iv) make any public statement inconsistent with or withdraw, change, amend, modify, or qualify, or otherwise publicly propose to withdraw, change, amend, modify, or qualify, in each case, in a manner adverse to Maury, the WTT board recommendation; (v) permit WTT to fail to include the WTT board recommendation in the proxy statement; (vi) approve, authorize, or cause or permit WTT or any Company subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle or similar definitive agreement with respect to, or any other definitive agreement or commitment providing for, any acquisition proposal; or (vii) call or convene a meeting of the WTT board of directors or WTT shareholders to consider a proposal that would reasonably be expected to materially impair, prevent, or delay the consummation of the merger.

Termination

The support agreements will terminate, and the above obligations will cease, upon the earliest to occur of (i) the consummation of the merger, and (ii) the termination of the merger agreement pursuant to and in compliance with the it terms.

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ADVISORY VOTE ON SPECIFIED COMPENSATION (PROPOSAL 2)

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of the SEC’s Regulation S-K regarding certain compensation that may be paid to WTT’s named executive officers in connection with the transaction under existing arrangements between WTT and the named executive officers. This compensation is referred to as the “golden parachute” compensation by the applicable SEC disclosure rules, and in this section entitled “Advisory Vote on Specified Compensation (Proposal 2),” we use such term or the term “specified compensation” to describe these payments. These potential payments consist of:

●	severance payments that each named executive officer would be entitled to receive in connection with a covered termination of employment following a change in control of WTT, pursuant to the terms of such officer’s employment agreement (each described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger-Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers -Employment Agreements with Executive Officers” beginning on page 54 of this proxy statement);

●	the pro rata 2023 bonus payments to certain named executive officers (as described in more detail in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger-Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers –Pro Rata 2023 Bonuses” beginning on page 54 of this proxy statement); and

●	payments in connection with WTT’s equity-based compensation awards, the treatment of which is described in more detail in the sections entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger-Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers” beginning on page 54 of this proxy statement.

●	Further details on these potential payments and benefits, including applicable vesting terms and conditions, are provided in the footnotes to the table below and in the section entitled “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger-Treatment of WTT Restricted Stock Awards and WTT Stock Option Awards held by Executive Officers” beginning on page 54 of this proxy statement. Specified compensation does not include amounts that are already vested at the effective time.

For purposes of quantifying these potential payments and benefits for the tables below, the following assumptions were used:

●	the closing date is August 7, 2023, which, solely for purposes of this specified compensation disclosure, is the assumed date of the closing and to be used only for illustrative purposes;

●	immediately following the effective time, the employment of each of WTT’s named executive officers is terminated by WTT without cause or by the named executive officer with good reason under his or her employment;

●	The 2023 pro rata bonus amounts; and

●	the value of a share of WTT common stock is $2.13, which is the merger consideration.

The amounts shown are estimates based on multiple assumptions and do not reflect compensation actions that could occur after the date of this proxy statement and before the effective time. As a result, the actual amounts received by a named executive officer may differ materially from the amounts shown in the following table, including in the event the effective time occurs on a different date. August 7, 2023 is an illustrative date used solely for purposes of this specified compensation disclosure and is not intended to indicate that the closing will or will not occur on such date.

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Name	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Total
Timothy Whelan	$220,000	$195,735	$26,000	$441,735
Michael Kandell	$150,000	$142,485	$19,782	$312,267
Daniel Monopoli	$100,000	$130,665	$16,503	$297,168

(1) Pro rata portion of 2023 annual bonus award.

(2) Expected value of accelerated equity.

(3) Represents continuation of benefits for the executive and eligible family members under WTT’s employee benefit plan.

Name	Total Expected Value of Outstanding Stock Options(a)	Total Expected Value of Accelerated Time- Based Restricted Stock Awards	Total Expected Value of Accelerated Performance-Based Restricted Stock Awards(b)	Total Expected Value of Accelerated Equity
Timothy Whelan	$62,610	$133,125	-	$195,735
Michael Kandell	$62,610	$79,875	-	$142,485
Daniel Monopoli	$77,415	$53,250	-	$130,665

(a) Pursuant to the merger agreement, each outstanding WTT stock option award that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the merger agreement or the terms of the merger agreement, will accelerate in full and no longer be subject to any further vesting, whether otherwise conditioned upon the performance of future services or achievement of performance goals, as a result of or in connection with the consummation of the merger), will be converted into the right to receive, with respect to each share of WTT common stock subject to such WTT stock option award (as determined in accordance with the applicable award agreement), the merger consideration, less the sum of the per share exercise price and all applicable withholding and other authorized deductions. Assuming a closing date of August 7, 2023, 202,635 WTT shares underlying WTT stock option stock awards will be converted on the assumed closing date.

(b) Pursuant to the merger agreement, each outstanding WTT restricted stock award will automatically vest in full and be cancelled and converted into the right to receive, with respect to each share of WTT common stock subject to such award, the merger consideration, less all applicable withholding and other authorized deductions. Assuming a closing date of August 7, 2023, 266,250 WTT shares underlying WTT restricted stock awards will vest on the assumed closing date.

In addition, on May 11, 2023, the compensation committee of the WTT board unanimously approved a change from annual issuance of director restricted stock unit awards to quarterly issuance in 2023, with 6,250 RSU shares to be issued per quarter per director on each of June 15, 2023, September 15, 2023, December 15, 2023 and March 15, 2024, as applicable. If the merger is consummated on or about August 7, 2023, only the June 15, 2023 awards are expected to be made for 2023. Other than the June 15, 2023 restricted stock unit awards granted to non-employee directors, no WTT compensatory equity awards have been granted to any director, executive officer or employee of WTT between the date of the merger agreement and the date of this proxy statement.

The Non-Binding Advisory Proposal

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement, as disclosed in the sections of this proxy statement above entitled “Advisory Vote On Specified Compensation (Proposal 2)-Golden Parachute Compensation” beginning on page 88 of this proxy statement and “The Merger (Proposal 1)-Interests of WTT Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement. In general, the various plans and arrangements pursuant to which these compensation payments may be made formed part of WTT’s compensation program for its named executive officers, and have previously been disclosed to our shareholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements.

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The WTT board of directors encourages you to review carefully the named executive officer specified compensation information disclosed in this proxy statement. The WTT board of directors unanimously recommends that you vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Wireless Telecom Group, Inc. approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the merger and contemplated by the merger agreement as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Advisory Vote On Specified Compensation (Proposal 2)-Golden Parachute Compensation” in WTT’s proxy statement for the Special Meeting.”

WTT shareholders should note that this proposal is not a condition to completion of the merger and, as it is an advisory vote, the result will not be binding on WTT, the WTT board of directors or Maury. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, our named executive officers will be entitled to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

The approval, on a non-binding advisory basis, of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting so long as a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the compensation advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on outcome of the vote on the compensation advisory proposal.

The WTT board of directors unanimously recommends that you vote “FOR” the compensation advisory proposal.

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ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL 3)

WTT shareholders may be asked to adjourn the Special Meeting to a later date or time if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal to approve the merger agreement.

WTT does not intend to call a vote on the adjournment proposal if the proposal to approve the merger agreement is approved by the requisite number of shares of WTT common stock at the Special Meeting.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of WTT common stock entitled to vote thereon at the Special Meeting, whether or not a quorum is present. Failure to submit a signed proxy card, grant a proxy by telephone or the Internet or to vote by ballot via the Special Meeting website or an abstention from voting will have no effect on the outcome of the vote on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, a “broker non-vote” will arise but will have no effect on the adjournment proposal.

The WTT board of directors unanimously recommends that shareholders vote “FOR” the adjournment proposal.

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MARKET PRICES AND DIVIDEND DATA

WTT common stock is listed on the NYSE under the symbol “WTT.” The closing sale price of WTT common stock on May 23, 2023, the last trading day prior to the execution of the merger agreement, was $1.59 per share. On June 26, 2023, the most recent practicable date before the filing of this proxy statement, the closing price of WTT common stock was $2.08 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.

The following table sets forth during the periods indicated the intraday high and low sale prices of WTT common stock as reported on the NYSE for the periods indicated:

	Market Price		Dividend
Quarter	High	Low	Declared(2)
Second Fiscal Quarter 2022	$1.77	$1.18	0.00
Third Fiscal Quarter 2022	$1.55	$1.21	0.00
Fourth Fiscal Quarter 2022	$1.86	$1.30	0.00
First Fiscal Quarter 2023	$1.98	$1.71	0.00
Second Fiscal Quarter 2023(1)	$2.08	$1.56	0.00

(1)	Provided through June 26, 2023.

(2)	Under the terms of the merger agreement, during the pre-closing period, WTT is not permitted to authorize, declare, set aside, make or pay any dividends (as further described in the section entitled “The Merger Agreement-Conduct of Business Before Completion of the Merger” beginning on page 71 of this proxy statement).

Following the closing of the merger, there will be no further market for WTT common stock, and our common stock will be de-listed from the NYSE and de-registered under the Exchange Act. As a result, following the closing of the merger and such de-registration, we will no longer file periodic reports with the SEC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company’s Common Stock owned as of June 15, 2023 by (i) each person who is known by the Company to beneficially own more than 5% of its outstanding shares of Common Stock, (ii) each director and each of the Company’s current named executive officers, and (iii) all executive officers and directors as a group without naming them. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, restricted stock awards or restricted stock units held by that person that are currently exercisable or vested or will become exercisable or otherwise vest within 60 days after June 15, 2023, are deemed outstanding and included in both the numerator and the denominator of the calculation of percentage ownership; however, such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Alan L. Bazaar (3)	2,279,942	10.5%
Michael Millegan (4)	275,000	1.3%
Allan D.L. Weinstein (4)	275,000	1.3%
Timothy Whelan (5)	953,540	4.3%
Michael Kandell	176,039	*
Daniel Monopoli	95,955	*
Jennifer Fritzsche(6)	61,507	*
C. Scott Gibson(6)	54,400	*
Alfred Rodriguez	40,046	*
All executive officers and directors as a group (9 persons) (7)	4,211,429	18.4%
Hollow Brook Wealth Management, LLC (8) Philip E. Richter 152 Bedford Rd Katonah, NY 10536	1,859,597	8.7%
Horton Capital Partners Fund, LP (9) Horton Capital Partners, LLC Horton Capital Management, LLC Joseph M. Manko, Jr. 1717 Arch Street, Suite 3920 Philadelphia, PA 19103	1,084,128	5.1%

●	Less than one percent.

(1)	Except as otherwise set forth in the footnotes below, all shares are directly beneficially owned, and the sole voting and investment power is held by the persons named.

(2)	Based upon 21,396,047 shares of Common Stock outstanding as of June 15, 2023.

(3)	Mr. Bazaar has sole voting and dispositive power with respect to 370,345 shares. Beneficial ownership also includes 1,859,597 shares of common stock beneficially owned by Hollow Brook Wealth Management, LLC that are owned by its investment advisory clients. Mr. Bazaar serves as Chief Executive Officer of Hollow Brook Wealth Management, LLC. See note 7 and 8 below. Beneficial ownership reflected in the table includes 125,000 vested restricted stock units, 75,000 of which have been distributed and 50,000 of which are fully vested but none of which will be distributed until the earlier of three years from the date of grant, a change in control, or a separation from service on the board for any reason.

(4)	Beneficial ownership includes 100,000 vested restricted stock units, 75,000 of which have been distributed and 50,000 of which are fully vested but none of which will be distributed until the earlier of three years from the date of grant, a change in control, or a separation from service on the board for any reason.

(5)	Beneficial ownership includes 730,000 shares of Common Stock subject to options which are currently exercisable and 223,540 shares of common stock.

(6)	Beneficial ownership reflected in the table represents vested restricted stock units which will be distributed on the earlier of three years from the date of grant, a change in control, or a separation from service on the board for any reason.

(7)	Includes 1,859,597 shares reportedly owned by Hollow Brook Wealth Management, LLC, a company for whom Mr. Bazaar serves as CEO.

(8)	Based on information set forth in a Schedule 13D/A filed with the SEC on May 3, 2016.

(9)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2023 and included 47,917 shares granted to Mr. Manko for his service on the board of directors.

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DISSENTERS’ RIGHTS

Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by agreement or by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under the NJBCA, a shareholder may not dissent from a merger (i) as to shares that are listed on a national securities exchange or held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or (ii) for which, pursuant to the plan of merger, such shareholder will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities.

Because WTT common stock is listed on the NYSE MKT, LLC, a national securities exchange and because the merger consideration consists of cash, holders of WTT common stock will not be entitled to dissenters’ rights in the merger with respect to their shares of WTT common stock under the NJBCA. Nevertheless, even though WTT shareholders do not qualify as statutory dissenters, they may still have the right to claim fair compensation for their shares in the context of a cash-out merger, as a result of the fiduciary duty of the majority to treat the minority fairly.

FUTURE SHAREHOLDER PROPOSALS

If the merger is completed, WTT will have no public shareholders, and there will be no public participation in any of our future shareholder meetings. However, if the merger is not completed, shareholders will continue to be entitled to attend and participate in meetings of shareholders.

If the merger is completed, WTT does not expect to hold the 2023 Annual Meeting of Shareholders. However, if the merger is not completed, WTT will hold a 2023 annual meeting of its shareholders.

As described in our annual proxy statement for the 2023 annual meeting of shareholders filed on May 1, 2023, WTT shareholders have the opportunity to submit proper proposals for inclusion in our proxy statement and for consideration at the annual meeting of shareholders to be held in 2024 (which we refer to as the “2023 annual meeting”) by submitting their proposals in writing to our Corporate Secretary in a timely manner by January 2, 2024 and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our amended and restated bylaws provide that shareholders seeking to bring business before an annual meeting of shareholders or to nominate candidates for election as directors at an annual meeting of shareholders must provide timely notice of such proposed business in writing and comply with certain other requirements in order to be considered by WTT shareholders at the annual meeting.

To be timely, a shareholder’s notice must have been delivered to or mailed and received at our principal executive offices at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary, no earlier than April 26, 2024 and not later than May 27, 2024. However, in the event that the date of the annual meeting is more than 30 days before, or more than 60 days after, the anniversary date of the previous year’s meeting, notice of a proposal will be timely if it is delivered to or mailed and received at our principal executive offices no earlier than 120 days prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made publicly in accordance with our amended and restated bylaws.

A copy of WTT’s amended and restated bylaws is available upon request without charge from the Corporate Secretary of WTT at the address set forth above.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains a website that contains reports, proxy statements and other information that we file electronically with the SEC. The address of that website is www.sec.gov.

WTT filings referred to above are also available on our Internet website, https://www.wirelesstelecomgroup.com, under “Investor Relations,” without charge. Information contained on our Internet website does not constitute a part of this proxy statement. In addition, you may obtain a copy of the reports, without charge, upon written request to: Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary. Each such request must set forth a good faith representation that, as of the close of business on the record date, the person making the request was a beneficial owner of WTT common stock entitled to vote at the Special Meeting. In order to ensure timely delivery of such documents before the Special Meeting, any such request should be made promptly to WTT. A copy of any exhibit to a filing may be obtained upon request by a shareholder (for a fee limited to WTT’s reasonable expenses in furnishing the exhibit) to Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, NJ 07054, Attention: Secretary.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference in this proxy statement is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and before the date of the Special Meeting (including any adjournment or postponement thereof):

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 23, 2023;

●	Definitive Proxy Statement for WTT 2023 annual meeting of shareholders, filed on May 1, 2023;

●	Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed on May 15, 2023; and

●	Current Report on Form 8-K, filed on March 23, 2023, April 3, 2023, May 25, 2023 and June 12, 2023.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement, and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated June 28, 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to WTT shareholders does not and will not create any implication to the contrary.

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ANNEX A

AGREEMENT AND PLAN OF MERGER

AND FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

A-1

AGREEMENT AND PLAN OF MERGER

by and among

MAURY MICROWAVE, INC.,

TROY MERGER SUB, INC.,

and

WIRELESS TELECOM GROUP, INC.

Dated as of May 24, 2023

A-2

Table of Contents

ARTICLE I DEFINITIONS		A-6

1.1	Definitions	A-6
1.2	Interpretation	A-7

ARTICLE II THE MERGER		A-7

2.1	The Merger	A-7
2.2	Closing	A-7
2.3	Effective Time	A-7
2.4	Effects of the Merger	A-7
2.5	Certificate of Incorporation and Bylaws.	A-8
2.6	Directors and Officers	A-8

ARTICLE III EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT COMPANIES		A-8

3.1	Effect of the Merger on Capital Stock	A-8
3.2	Dissenting Shares	A-9
3.3	Payment; Stock Certificates.	A-10
3.4	Treatment of Options, Restricted Stock Awards, Restricted Stock Units and Warrants.	A-12
3.5	Withholding	A-14

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-14

4.1	Due Organization and Qualification.	A-15
4.2	Power and Authority: Authorization.	A-15
4.3	No Violation; Governmental Consents.	A-16
4.4	Capitalization.	A-17
4.5	Subsidiaries	A-18
4.6	SEC Reports and Financial Statements.	A-18
4.7	Absence of Changes	A-20
4.8	Undisclosed Liabilities	A-20
4.9	Assets	A-20
4.10	Material Contracts.	A-22
4.11	Customers and Suppliers.	A-25
4.12	Intellectual Property.	A-25
4.13	Privacy and Data Protection	A-27
4.14	Environmental Matters	A-28
4.15	Labor and Employment.	A-28
4.16	Employee Benefit Plans.	A-30
4.17	Insurance	A-33
4.18	Compliance with Law; Permits.	A-34
4.19	Government Contracts.	A-35
4.20	Litigation	A-36

A-3

4.21	Taxes	A-36
4.22	Brokers	A-38
4.23	Takeover Statutes	A-38
4.24	Information Supplied	A-38
4.25	Opinion of Financial Advisor	A-38
4.26	No Other Representations	A-39

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES		A-39

5.1	Due Organization and Qualification	A-39
5.2	Power and Authority; Authorization.	A-39
5.3	No Violation; Governmental Consents.	A-40
5.4	Ownership and Prior Operations of Merger Sub	A-40
5.5	Financing	A-41
5.6	Solvency of the Surviving Corporation	A-42
5.7	Stock Ownership	A-42
5.8	Information Supplied	A-42
5.9	R&W Insurance Policy	A-42
5.10	Disclaimer of Other Representations	A-42

ARTICLE VI CERTAIN COVENANTS		A-43

6.1	Conduct of Business by the Company Pending the Closing.	A-43
6.2	Environmental Insurance	A-47
6.3	Access to Information; Notification of Certain Matters.	A-47
6.4	Efforts.	A-49
6.5	Publicity	A-49
6.6	No Solicitation by the Company.	A-50
6.7	Preparation of the Proxy Statement: Company Shareholders Meeting.	A-53
6.8	Section 16 Matters	A-55
6.9	Takeover Statutes	A-55
6.10	Delisting	A-55
6.11	Obligations of Merger Sub	A-55
6.12	Employee Matters.	A-55
6.13	Director and Officer Indemnification and Insurance.	A-57
6.14	Financing Cooperation.	A-59

ARTICLE VII CONDITIONS PRECEDENT		A-62

7.1	Conditions to Each Party’s Obligation to Effect the Merger	A-62
7.2	Conditions to Obligations of the Parent Entities	A-63
7.3	Conditions to Obligation of the Company	A-64

ARTICLE VIII TERMINATION		A-65

8.1	Termination	A-65
8.2	Effect of Termination.	A-66

A-4

ARTICLE IX GENERAL PROVISIONS		A-69

9.1	Notices	A-69
9.2	Entire Agreement; Third-Party Beneficiaries.	A-70
9.3	Amendment and Modification; Waiver.	A-71
9.4	Assignment	A-71
9.5	Non-Survival of Representations and Warranties	A-71
9.6	Expenses; Transfer Taxes	A-71
9.7	Governing Law; Consent to Jurisdiction.	A-72
9.8	Waiver of Jury Trial	A-73
9.9	Severability	A-74
9.10	Non-Recourse	A-74
9.11	Enforcement; Remedies.	A-75
9.12	Counterparts	A-75

Annex I – Defined Terms
Annex II – Interpretation

A-5

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May 24, 2023, is by and among Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Parent (“Merger Sub”) (Parent and Merger Sub are sometimes collectively referred to as the “Parent Entities” and individually as a “Parent Entity”), and Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”). Parent, Merger Sub and the Company are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

RECITALS

A. It is proposed that Merger Sub shall merge with and into the Company, with the Company surviving the merger as a wholly owned Subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the New Jersey Business Corporation Act (the “NJBCA”), pursuant to which each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than Cancelled Shares and Dissenting Shares, will be converted into the right to receive the Merger Consideration.

B. The board of directors of the Company (the “Company Board of Directors”) unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby (the “Transactions”), including the Merger, are fair to, and in the best interests of, the Company and its shareholders (the “Company Shareholders”), (ii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein, and (iii) resolved to recommend that the Company Shareholders adopt this Agreement (the “Company Board Recommendation”).

C. The respective boards of directors of each of Parent and Merger Sub and the shareholders of Merger Sub have unanimously approved and declared advisable this Agreement and the Transactions, including the Merger.

D. As a material inducement to, and as a condition to, Parent and Merger Sub entering into this Agreement, concurrently with the execution of this Agreement, certain of the Company Shareholders are entering into support agreements in the form attached hereto as Exhibit A (the “Support Agreements”), dated as of the date hereof, with Parent and the Company, pursuant to which, among other things, such Company Shareholders have agreed to vote such Company Shareholder’s Company Common Stock in favor of the approval of this Agreement.

E. The Parties desire to make certain representations, warranties, covenants, and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the conditions set forth herein, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Capitalized terms used herein and not defined elsewhere in this Agreement shall have the meanings given such terms in Annex I.

A-6

1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms and provisions of this Agreement shall be interpreted in accordance with Annex II.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the NJBCA, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).

2.2 Closing. The closing of the Merger (the “Closing”) shall take place by means of a virtual closing through electronic exchange of documents and signatures at 10:00 a.m., Eastern Time, on the third Business Day after the satisfaction or, to the extent permitted by applicable Law, waiver by the party or parties entitled to the benefit of such conditions of the last of the conditions set forth in ARTICLE VII to be satisfied or waived (other than any such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions at the Closing), unless another date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

2.3 Effective Time. Subject to the provisions of this Agreement, as promptly as practicable following the Closing, the Parent Entities and the Company shall file with the Office of the Department of the Treasury of the State of New Jersey a certificate of merger with respect to the Merger, in such form as is required by, and executed in accordance with, the relevant provisions of the NJBCA (the “Merger Filing”), and shall make all other filings and recordings required under the NJBCA. The Merger shall become effective at such date and time as the Merger Filing is filed with the Office of the Department of the Treasury of the State of New Jersey or at such other date or time as Parent and the Company shall agree in writing and shall specify in the Merger Filing. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time.”

2.4 Effects of the Merger. The Merger shall have the effects set forth herein, in the Merger Filing and in the applicable provisions of the NJBCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.

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2.5 Certificate of Incorporation and Bylaws.

(a) At the Effective Time, subject to Section 6.13, the Certificate of Incorporation of Merger Sub in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof; provided, however, that the Certificate of Incorporation of Merger Sub shall be amended at the Effective Time to change the name of the corporation set forth therein from “Troy Merger Sub. Inc.” to “Wireless Telecom Group, Inc.”.

(b) At the Effective Time, subject to Section 6.13, the Bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with terms thereof; provided, however, that the Bylaws of Merger Sub shall be amended at the Effective Time to change the name of the corporation set forth therein from “Troy Merger Sub. Inc.” to “Wireless Telecom Group, Inc.”.

2.6 Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE III

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT COMPANIES

3.1 Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any shares of Company Common Stock or any capital stock of Merger Sub:

(a) Cancellation of Cancelled Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by either Parent Entity or any of their respective Subsidiaries and each share of Company Common Stock that is owned by the Company or any Company Subsidiary, including shares of Company Common Stock held as treasury stock (collectively, the “Cancelled Shares”), shall automatically be canceled at the Effective Time and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Cancelled Shares and (ii) such shares that are Dissenting Shares) shall be converted into the right to receive $2.13 per share in cash (the “Merger Consideration”), without interest thereon, which shall be payable in accordance with Section 3.3. At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a Stock Certificate or Book-Entry Share that immediately prior to the Effective Time represented any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive, subject to the terms and conditions of this Agreement, the Merger Consideration.

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(c) Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

(d) Adjustments. The Merger Consideration shall be adjusted appropriately, without duplication, to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of shares of Company Common Stock outstanding after the date hereof and prior to the Effective Time.

3.2 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 3.1, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who is entitled to and has properly demanded appraisal of such shares of Company Common Stock in accordance with Section 14A:11-1 et seq. of the NJBCA (such shares of Company Common Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws, or otherwise loses such holder’s appraisal rights under the NJBCA with respect to such shares of Company Common Stock) shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such consideration as may be due with respect to such Dissenting Shares pursuant to Section 14A:11-1 et seq. of the NJBCA. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with Section 14A:11-1 et seq. of the NJBCA. If, after the Effective Time, such holder fails to perfect, withdraws, or loses such holder’s right to appraisal pursuant to Section 14A:11-1 et seq. of the NJBCA or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 14A:11-1 et seq. of the NJBCA, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration pursuant to Section 3.1, without interest thereon, and such shares of Company Common Stock shall not be deemed Dissenting Shares. The Company shall provide Parent (a) prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the NJBCA that relates to such demand, and any such written notice to Parent shall be delivered within one (1) Business Day after the Company’s receipt of any of the foregoing, and (b) the opportunity and right to participate in all negotiations and proceedings with respect to demands made pursuant to Section 14A:11-1 et seq. of the NJBCA (it being understood that, subject to good-faith consultation with Parent, the Company will have the right to direct and control any such negotiations and proceedings). The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demand or offer to settle or settle any such demand, or agree to do any of the foregoing.

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3.3 Payment; Stock Certificates.

(a) Payment Fund; Paying Agent. Prior to the Effective Time, Parent shall designate American Stock Transfer & Trust Company, LLC to act as its paying agent in connection with the Merger (the “Paying Agent”). At or immediately after the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in immediately available funds in an amount sufficient to pay the aggregate Merger Consideration (which, for the avoidance of doubt, shall not include the Option Consideration, the Restricted Stock Consideration, the RSU Consideration or the Warrant Consideration, which such amounts shall be deposited into the payroll or other account, as applicable, of the Company, in accordance with Section 3.4, for further payment by the Surviving Corporation (the “Equity Cancellation Payments”) in accordance with Section 3.1 (the “Exchange Fund”) in trust for the sole benefit of the holders of Company Common Stock. In the event the Exchange Fund shall be insufficient to pay the aggregate Merger Consideration less the aggregate amount of the Equity Cancellation Payments in accordance with Section 3.1, Parent shall promptly deposit, or cause to be deposited, additional cash with the Paying Agent in an amount that is equal to the shortfall that is required to make such payment. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, delivery of the Merger Consideration out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Section 3.3. The Exchange Fund may be invested by the Paying Agent as reasonably directed by Parent; provided, however, that any such investment (i) shall not relieve Parent from making any payments required by this Agreement, (ii) shall not have a maturity that could prevent or delay any payments to be made pursuant to this Agreement, (iii) shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated P-1 or A-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), and (iv) no such investment or loss thereon shall affect the amounts payable to holders of Stock Certificates or Book-Entry Shares pursuant to this ARTICLE III. Any interest and other income resulting from such investments shall be paid to Parent. Parent shall, or shall cause the Surviving Corporation to, pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration.

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(b) Payment Procedures.

(i) Company Common Stock Certificates. Promptly after the Effective Time (and in no event later than two Business Days after the Closing Date), Parent shall cause the Paying Agent to mail to each holder of record of a Stock Certificate and whose shares of Company Common Stock were converted pursuant to Section 3.1 into the right to receive the Merger Consideration (A) a letter of transmittal in the form attached hereto as Exhibit B (each, a “Letter of Transmittal”), which shall specify that delivery shall be effected, and risk of loss and title to the Stock Certificates shall pass, only upon delivery of the Stock Certificates (or affidavits of loss in lieu thereof) to the Paying Agent and (B) instructions for effecting the surrender of the Stock Certificates (or affidavits of loss in lieu thereof) in exchange for payment of the Merger Consideration into which such shares of Company Common Stock have been converted pursuant to Section 3.1. Upon surrender of a Stock Certificate (or an affidavit of loss in lieu thereof) for cancellation to the Paying Agent, together with such Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Stock Certificate shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver in exchange therefor as promptly as reasonably practicable (but in no event earlier than the date of receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey), the Merger Consideration therefor pursuant to the provisions of this ARTICLE III for each share of Company Common Stock formerly represented by such Stock Certificate, and the Stock Certificate (or affidavit of loss in lieu thereof) so surrendered shall be forthwith cancelled. The Paying Agent shall accept such Stock Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Stock Certificate is registered, it shall be a condition precedent of payment that (A) the Stock Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (B) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Stock Certificate surrendered or shall have established to the reasonable satisfaction of Parent that such Tax either has been paid or is not required to be paid.

(ii) Book Entry Shares. Promptly following receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey, and in no event later than three (3) Business Days after the date thereof, Parent shall cause the Paying Agent to mail to each holder of record of Book-Entry Shares, which such Book-Entry Shares were converted pursuant to Section 3.1 into the right to receive the Merger Consideration, the Merger Consideration that such Book-Entry Shares are entitled to received pursuant to the provisions of this ARTICLE III. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any Book-Entry Share is registered, it shall be a condition precedent of payment that (A) the holder of such Book-Entry Share shall provide written evidence of proper transfer of such Book-Entry Share and (B) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Book-Entry Share or shall have established to the reasonable satisfaction of Parent that such Tax either has been paid or is not required to be paid.

(c) No Interest. No interest shall be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Stock Certificate (or affidavit of loss in lieu thereof) or in respect of any Book-Entry Share.

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(d) Transfer Books; No Further Ownership Rights in Company Common Stock. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Common Stock on the records of the Company. Until surrendered as contemplated by this Section 3.3, each Stock Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration for each share of Company Common Stock formerly represented by such Stock Certificate or Book-Entry Share, as contemplated by this ARTICLE III. If, after the Effective Time, Stock Certificates or Book-Entry Shares are presented to Parent for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(e) Lost Stock Certificates. If any Stock Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Stock Certificate to be lost, stolen, or destroyed, the Paying Agent shall deliver in exchange for such lost, stolen, or destroyed Stock Certificate the Merger Consideration payable in respect thereof pursuant to Section 3.1.

(f) Termination of Exchange Fund; No Liability. At any time following the first anniversary of the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Exchange Fund that have not been disbursed to holders of Stock Certificates or Book-Entry Shares, other than any such funds for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures, and thereafter such holders shall be entitled to look only to Parent (subject to abandoned property, escheat, or similar Laws) as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Stock Certificates (or affidavit of loss in lieu thereof), if applicable, and in respect of their Book-Entry Shares upon compliance with the procedures in Section 3.3(b), without any interest thereon, and Parent shall remain liable for (subject to applicable abandoned property, escheat or other similar Laws) payment of their claim for the Merger Consideration payable upon due surrender of their Stock Certificates (or affidavit of loss in lieu thereof), if applicable, and in respect of their Book-Entry Shares upon compliance with the procedures in Section 3.3(b). Any amounts remaining unclaimed by holders of any such Stock Certificates or Book-Entry Shares five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation. Notwithstanding the foregoing, none of Parent, the Company, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any holder of a Stock Certificate or Book-Entry Share for any Merger Consideration or other amounts properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

3.4 Treatment of Options, Restricted Stock Awards, Restricted Stock Units and Warrants.

(a) Options. Effective as of the Effective Time, automatically and without any action on the part of the holder thereof, (i) the vesting of each Company Option that remains outstanding as of the Effective Time and has an exercise price per share that is less than the Merger Consideration shall be accelerated in full, (ii) each holder of each such Company Option shall be paid by the Surviving Corporation an amount in cash (without interest), if any, equal to the product obtained by multiplying (x) the aggregate number shares Company Common Stock underlying such Company Option as of the Effective Time, by (y) an amount equal to (1) the Merger Consideration, less (2) the per share exercise price of such Company Option (the “Option Consideration”), less any applicable withholding Taxes (it being understood and agreed that such exercise price shall not actually be paid to the Surviving Corporation by the holder of a Company Option) and (iii) each Company Option shall be cancelled and terminated as of the Effective Time. On the Closing Date, Parent shall pay by wire transfer of immediately available funds to the Surviving Corporation, and Parent shall cause the Surviving Corporation to pay to each of the holders of Company Options, the applicable Option Consideration (less any applicable withholding Taxes) on the next regular payroll date following the Closing Date (but in no event earlier than the date of receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey).

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(b) Restricted Stock Awards. Effective as of the Effective Time, automatically and without any action on the part of the holder thereof, (i) the vesting of each Company Restricted Stock Award underlying any outstanding Company Unvested Restricted Shares as of the Effective Time shall be accelerated in full, (ii) each such Company Restricted Stock Award shall be cancelled and terminated as of the Effective Time and (iii) each such Company Restricted Stock Award shall be converted pursuant to Section 3.1 into the right to receive, with respect to each share of Company Common Stock subject to such Company Restricted Stock Award (as determined in accordance with the applicable award agreement relating thereto), the Merger Consideration, less all applicable withholding and other authorized deductions (the “Restricted Stock Consideration”). On the Closing Date, Parent shall pay by wire transfer of immediately available funds to the Surviving Corporation, and Parent shall cause the Surviving Corporation to pay to each of the holders of Company Restricted Stock Awards, the applicable Restricted Stock Consideration (less any applicable withholding Taxes) on the next regular payroll date following the Closing Date (but in no event earlier than the date of receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey).

(c) Restricted Stock Units. Effective as of the Effective Time, automatically and without any action on the part of the holder thereof, (i) the vesting of each Company RSU Award underlying any outstanding Company Unvested RSUs as of the Effective Time shall be accelerated in full, (ii) each such Company RSU Award shall be cancelled and terminated as of the Effective Time and (iii) each holder of each such Company RSU Award shall be paid by the Surviving Corporation an amount in cash (without interest) equal to the product obtained by multiplying (x) the aggregate number of Company Unvested RSUs underlying such Company RSU Award as of the Effective Time, by (y) the Merger Consideration (the “RSU Consideration”). On the Closing Date, Parent shall pay by wire transfer of immediately available funds to the Surviving Corporation, and Parent shall cause the Surviving Corporation to pay to each of the holders of Company RSU Awards, the applicable RSU Consideration (less any applicable withholding Taxes) as promptly as practicable thereafter (but in no event earlier than the date of receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey).

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(d) Warrants. Effective as of the Effective Time, , (i) each Company Warrant shall be cancelled and terminated as of the Effective Time, and (ii) each holder of each such Company Warrant shall be paid by the Surviving Corporation an amount in cash (without interest), if any, equal to the product obtained by multiplying (x) the aggregate number shares Company Common Stock underlying such Company Warrant immediately prior to the Effective Time, by (y) an amount equal to (1) the Merger Consideration, less (2) the applicable per share exercise price of such Company Warrant (the “Warrant Consideration”), less any applicable withholding Taxes (it being understood and agreed that such exercise price shall not actually be paid to the Surviving Corporation by the holder of a Company Warrant). On the Closing Date, Parent shall pay by wire transfer of immediately available funds to the Surviving Corporation, and Parent shall cause the Surviving Corporation to pay to each of the holders of Company Warrants, the applicable Warrant Consideration (less any applicable withholding Taxes) as promptly as practicable thereafter (but in no event earlier than the date of receipt of file-stamped evidence of the Merger Filing from the Office of the Department of the Treasury of the State of New Jersey). Within ten (10) Business Days following the date hereof, each holder of an outstanding Company Warrant shall be provided with written notice that such holder shall have the right to receive the Warrant Consideration, with such receipt of the Warrant Consideration conditioned on the occurrence of the Effective Time.

(e) Prior to the Effective Time, the Company shall terminate the Company Stock Plans effective as of immediately prior to the Effective Time, subject to the consummation of the Merger.

(f) Prior to the Effective Time, the Company shall adopt such resolutions and take such other actions as are necessary, including provision of any required written notice, so as to effect the treatment of Company Options, Company Restricted Stock Awards, Company RSU Awards and the Company Stock Plans as contemplated by this Section 3.4.

3.5 Withholding. Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement any amounts as are required to be withheld or deducted with respect to such payment under the Code or any other applicable state, local or non-U.S. Law. To the extent that amounts are so deducted or withheld and timely remitted to the appropriate Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in (i) any Company SEC Documents filed by the Company with, and made publicly available by, the SEC during the twelve (12) months prior to the date of this Agreement (including any exhibits and other information incorporated by reference therein and any amendments and supplements thereto, but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors,” “forward looking statements” or any similar precautionary sections (in each case, other than factual information contained therein) or any other similar disclosure of risks contained therein to the extent similarly predictive, cautionary or forward looking in nature (other than factual information contained therein)) or (ii) the disclosure letter delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify (or, as applicable, be a disclosure for purposes of) the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this ARTICLE IV for which it is reasonably apparent on its face that such information is relevant to such other section), the Company hereby represents and warrants to the Parent Entities as of the date hereof and as of the Closing as set forth below in this ARTICLE IV:

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4.1 Due Organization and Qualification.

(a) The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of New Jersey. Each Company Subsidiary is a legal entity duly organized and validly existing under the Laws of its respective jurisdiction of organization. The Company has and each Company Subsidiary has all requisite corporate or similar power and authority to own, lease, and operate its properties and assets and to carry on its business as it is now being conducted. Each of the Company and each Company Subsidiary is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing, or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, where the failure to be so qualified or, where relevant, in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) The Company has filed with the SEC, prior to the date hereof a complete and accurate copy of the Company Governing Documents as amended through the date hereof. The Company Governing Documents are in full force and effect, and the Company is not in violation of the Company Governing Documents. The Company has made available to Parent complete and accurate copies of the certificates of incorporation and bylaws, or equivalent organizational or governing documents, of each of the Company Subsidiaries.

4.2 Power and Authority: Authorization.

(a) Assuming the accuracy of the representation set forth in the first sentence of Section 5.7, the Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to receipt of the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon to adopt this Agreement (the “Company Shareholder Approve”), to consummate the Transactions, including the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations under this Agreement, and the consummation by the Company of the Transactions have been duly and validly authorized by the Company Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize the performance of the Company’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except, with respect to the Merger, the receipt of the Company Shareholder Approval and the Merger Filing.

(b) The Company Shareholder Approval is the only vote of the holders of any class or series of the Company’s capital stock necessary to adopt this Agreement and to approve the Transactions, including the Merger, under the NJBCA, the Company Governing Documents and the listing and corporate governance rules and regulations of the NYSE.

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(c) On or prior to the date hereof the Company Board of Directors has unanimously (i) determined that the terms of the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and the Company Shareholders, (ii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein, and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein, (iii) declared advisable this Agreement and the Transactions, including the Merger, on the terms and subject to the conditions contained herein and (iv) resolved to recommend that the Company Shareholders adopt this Agreement. None of the foregoing actions by the Company Board of Directors has been rescinded or modified in any way (not including a Change of Recommendation that may be effected after the date hereof in accordance with the terms of Section 6.6).

(d) This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution, and delivery of this Agreement by the Parent Entities, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to limitations on enforcement and other remedies imposed by or arising under or in connection with (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to or affecting rights of creditors generally, and (ii) rules of law and general principles of equity, including those governing specific performance, injunctive relief and other equitable remedies (the “General Enforceability Exceptions”).

4.3 No Violation; Governmental Consents.

(a) The execution, delivery, and performance by the Company of this Agreement do not, and, subject to the receipt of the Company Shareholder Approval and except as described in Section 4.3(b), the consummation of the Transactions will not, (i) conflict with or violate any provision of the Company Governing Documents or the organizational or governing documents of any Company Subsidiary, (ii) conflict with or result in any breach, violation, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation or right or adversely affect any rights of or benefit to the Company or any Company Subsidiary under any Material Contract (other than Material Contracts that may be canceled or terminated for convenience) binding upon the Company or any Company Subsidiary or to which any of them are a party or by which or to which any of their respective properties or assets are bound or subject, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary, other than Permitted Liens, or (iii) assuming that all authorizations, permits, consents, and approvals contemplated by Section 4.3(b) have been obtained, and all filings, notifications, and other actions described in such clause have been made or taken (and any waiting periods thereunder have terminated or expired), conflict with or violate any Law applicable to the Company or any Company Subsidiary or any of their respective properties, rights or assets, other than, in the case of clause (ii), any such conflict, breach, violation, default, termination, modification, cancellation, acceleration, right, loss, Lien, or other occurrence that has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(b) Other than in connection with or in compliance with (i) the NJBCA, including the filing of the Certificate of Merger with the Secretary of State of the State of New Jersey, (ii) the filing of the Proxy Statement in definitive form with the SEC and any amendments or supplements thereto and the mailing of the Proxy Statement, (iii) the Exchange Act, including such reports as may be required by any Governmental Authority in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement, (iv) applicable state securities, takeover and “blue sky” Laws, and (v) any applicable rules and regulations of the NYSE, no authorization, permit, notification to, consent, or approval of, or filing with, any Governmental Authority is required, under applicable Law, for the consummation by the Company of the Transactions.

4.4 Capitalization.

(a) The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock and 2,000,000 shares of Company Preferred Stock. At the close of business on May 22, 2023 (the “Company Capitalization Date”), (i) 21,321,047 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Preferred Stock were issued and outstanding, (iii) 15,066,646 shares of Company Common Stock were held in the Company’s treasury, (iv) 0 shares of Company Common Stock were reserved for issuance pursuant to outstanding awards and rights under the Company Stock Plans, (v) under the Company Stock Plans, there were (A) outstanding Company Options to purchase 2,025,000 shares of Company Common Stock, (B) outstanding Company Restricted Stock Awards with respect to 180,000 shares of Company Common Stock (all of which are Company Unvested Restricted Shares), and (C) outstanding Company RSU Awards with respect to 340,907 shares of Company Common Stock (including 125,000 Company Unvested RSUs), an (vi) 266,167 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Warrants.

(b) All of the issued and outstanding shares of Company Common Stock have been, and all shares of Company Common Stock reserved for issuance as described above shall be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and were not issued in violation of the Company Governing Documents or any preemptive rights or other preferential rights of subscription or purchase of any Person.

(c) Each outstanding Company Equity Award was granted under the Company Stock Plans in accordance therewith. Section 4.4(c) of the Company Disclosure Letter sets forth a true and complete list, as of the Company Capitalization Date, with respect to each outstanding Company Equity Award, of (i) the employee ID (or other identification reference) of the holder, (ii) the type of award, (iii) the number of unvested shares of Company Common Stock underlying such Company Equity Award, (iv) the date of grant, (v) the vesting schedule of such Company Equity Award and, if applicable, (vi) the exercise price of the Company Equity Award.

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(d) Except as set forth in Sections 4.4(a) and 4.4(c), and other than the shares of Company Common Stock that have become outstanding after the Company Capitalization Date that were reserved for issuance as set forth in Sections 4.4(a) and issued in accordance with the terms of the Company Stock Plans, in each case, as of the date hereof: (i) the Company does not have any shares of capital stock or other equity interests issued or outstanding; (ii) there are no outstanding stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting security of the Company and (iii) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities, or other similar rights, agreements, or commitments or any other Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to (A) issue, transfer or sell, or make any payment with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary or securities convertible into, exchangeable for or exercisable for such shares of capital stock or other equity interests, (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities, or other similar right, agreement, or commitment, (C) redeem or otherwise acquire any such shares of capital stock or other equity interests or (D) provide any amount of funds to, or make any investment (in the form of a loan, capital contribution, or otherwise) in, any Company Subsidiary that is not wholly owned or in any other Person. There are no outstanding obligations of the Company or any Company Subsidiary (1) restricting the transfer of, (2) affecting the voting rights of, (3) requiring the repurchase, redemption or disposition of, or containing any right of first refusal, right of first offer, or similar right with respect to, (4) requiring the registration for sale of, or (5) granting any preemptive or anti-dilutive rights with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary.

(e) Neither the Company nor any Company Subsidiary has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote with the Company Shareholders on any matter.

(f) There are no voting trusts or other agreements, commitments or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of the capital stock or other equity interests of the Company or any Company Subsidiary.

4.5 Subsidiaries. Section 4.5 of the Company Disclosure Letter sets forth, as of the date of this Agreement, an accurate and complete list of each Company Subsidiary, together with the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary. Except for the capital stock of, or other equity interests in, the Company Subsidiaries, the Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, any Person. All of the issued and outstanding shares of capital stock of, or other equity interests in, the Company Subsidiaries have been issued in accordance with the respective terms thereof, duly authorized and validly issued and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase of any Person.

4.6 SEC Reports and Financial Statements.

(a) Since January 1, 2018, the Company has timely filed or furnished, as applicable, all forms, statements, schedules, reports and other documents required to be filed or furnished by it with the SEC (such forms, statements, schedules, reports and other documents filed or furnished since January 1, 2018, the “Company SEC Documents”). As of their respective filing dates or, if amended prior to the date hereof, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act, the Securities Act, and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder and the listing and corporate governance rules and regulations of the NYSE, each as in effect on the date of any such filing, and none of the Company SEC Documents contained, when filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements furnished by the Company to the SEC. Since January 1, 2018 through the date hereof, the Company has not received from the SEC (i) any written comments or questions with respect to any of the Company SEC Documents that are not resolved, or (ii) any written notice from the SEC that such Company SEC Documents are being reviewed or investigated. No Company Subsidiary is required to file any forms, reports, or other documents with the SEC.

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(b) The consolidated financial statements (including all related notes and schedules) of the Company and its consolidated Subsidiaries included or incorporated by reference in the Company SEC Documents when filed or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment, (i) complied in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case in effect at the time of such filing, and (ii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments and the absence of notes) in conformity with GAAP, in all material respects, during the periods involved (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments and the absence of notes).

(c) Section 4.6(c) of the Company Disclosure Letter sets forth, as of May 19, 2023, the Indebtedness of the Company and each Company Subsidiary as of the Company Capitalization Date, other than Indebtedness included in the latest Quarterly Report on Form 10-Q in the Company SEC Documents.

(d) Since January 1, 2018, the Company has not dismissed any of its previous independent auditors, and no previous independent auditors of the Company have resigned and PKF O’Connor Davies, LLP has not resigned or informed the Company that it intends to resign, as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(e) The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act (“Internal Controls”). The Company’s Internal Controls are designed to provide reasonable assurances that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Internal Controls in compliance with the requirements of Section 404(a) of the Sarbanes-Oxley Act and such assessment concluded that such controls are effective. Since January 1, 2018, neither the Company nor, to the Knowledge of the Company, the Company’s auditors has identified or been made aware of (i) any significant deficiencies or material weaknesses in the design, maintenance or operation of the Company’s Internal Controls which would adversely affect the Company’s ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or preparation of financial statements or (iii) any claim or allegation regarding any of the foregoing.

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(f) No attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or, to the Company’s Knowledge, to any director or officer of the Company.

4.7 Absence of Changes. Since December 31, 2022, (i) there has not occurred any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) the Company and the Company’s Subsidiaries have conducted their respective businesses in the ordinary course of business in all material respects and in a manner consistent with past practice in all material respects, except to the extent it relates to the events giving rise to and the discussion and negotiation of, or otherwise in connection with, this Agreement and the Transactions, and (iii) except as set forth in Section 4.7(iii) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has taken any actions which, had such actions been taken after the date of this Agreement and prior to the Closing, would have required the prior written consent of Parent pursuant to Section 6.1(b) but not including Sections 6.1(b)(ix), 6.1(b)(x), 6.1(b)(xi), 6.1(b)(xvi) and 6.1(b)(xvii).

4.8 Undisclosed Liabilities. Neither the Company nor any Company Subsidiary has any liabilities of any nature, whether or not accrued, contingent, absolute or otherwise, except (a) as specifically disclosed, reflected or reserved against in the Company’s consolidated balance sheet (or the notes thereto) as of December 31, 2022 filed with, and made publicly available by, the SEC prior to the date hereof, (b) for liabilities incurred in the ordinary course of business since December 31, 2022 (none of which related to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action), (c) liabilities incurred in connection with, or as expressly required or expressly contemplated by, this Agreement and (d) as set forth in Section 4.8 of the Company Disclosure Letter.

4.9 Assets.

(a) The Company or a Company Subsidiary owns, and has title to, or in the case of assets (other than Company Leased Real Property) purported to be leased by the Company or a Company Subsidiary, leases and has valid leasehold interest in, each of the tangible assets owned or leased by the Company or a Company Subsidiary, free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Company and the Company Subsidiaries.

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(b) Neither the Company nor any Company Subsidiaries owns, nor has owned in the past five (5) years owned, any real property, and, to the Company’s Knowledge, neither the Company nor any Company Subsidiary has ever owned any real property.

(c) Section 4.9(c) of the Company Disclosure Letter lists the addresses of each Company Leased Real Property and each Company Real Property Lease. With respect to the Company Leased Real Property and each Company Real Property Lease, except as set forth in Section 4.9(c) of the Company Disclosure Letter, (i) either the Company or a Company Subsidiary is the tenant named therein and such tenant has a good and valid leasehold interest in each material lease, sublease, license, or other material use or occupancy agreement (such material leases, collectively, the “Company Real Property Leases”) under which the Company or any Company Subsidiary uses or occupies or has the right to use or occupy any real property (other than shared office space, co-working office space, virtual office space and similar arrangements) (such real property, together with all buildings, fixtures and improvements located thereon, and to the extent subject to such Company Real Property Leases, the “Company Leased Real Property”), (ii) all Company Real Property Leases are in full force and effect and are valid and enforceable in accordance with their respective terms, against the Company or a Company Subsidiary and, to the Company’s Knowledge, each other party thereto, (iii) none of the Company or any Company Subsidiary has received any uncured notice of default of any provision of any Company Real Property Lease, and to the Company’s Knowledge no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, could reasonably be expected to constitute a default, or permit the termination, modification or acceleration of rent under such Company Real Property Lease, (iv) neither the Company nor any Company Subsidiary has, and to the Company’s Knowledge, no third party to the applicable Company Real Property Lease has, repudiated any provision thereof, (v) neither the Company nor any Company Subsidiary has subleased, licensed or otherwise granted any Person or entity the right to use or occupy any Company Leased Real Property or any portion thereof, (vi) the Company and each Company Subsidiary holds its leasehold interests in the respective Company Leased Real Property free and clear of all Liens, except Permitted Liens, (vii) the Company and each Company Subsidiary that is party to a Company Real Property Lease has peaceful, undisturbed and exclusive possession of its respective Company Leased Real Property, subject to the subordination of its interest to lenders to the landlord under such Company Real Property Lease, (viii) the full amount of security deposit required under each Company Real Property Lease, if any, is on deposit thereunder, (ix) neither the Company nor any Company Subsidiary owes any brokerage commissions or finder’s fees with respect to such Company Real Property Lease or any renewal or extension thereof or the exercise of any right or option thereunder, or will in the future owe any brokerage commissions or finder’s fees with respect to such Company Real Property Lease as it exists as of the date hereof, and (x) the Company has made available to Parent a true, correct and complete copy of each such Company Real Property Lease (including, without limitation, any subleases, amendments, extensions, renewals, modifications, guaranties, licenses, concessions and other agreements, whether written or oral, to which the Company or a Company Subsidiary is party with respect to such Company Leased Real Property), and such Company Real Property Leases are the result of bona fide arm’s length negotiations between unaffiliated parties and constitute all written and oral agreements of any kind for the leasing, rental, use or occupancy of the Company Lease Real Property by the Company or any Company Subsidiary.

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(d) Except as listed on Section 4.9(d) of the Company Disclosure Letter, the transactions contemplated by this Agreement do not require the consent of or notice to any other party to a Company Real Property Lease, will not result in a breach of or default under such Company Real Property Lease, will not give rise to any recapture or similar rights, and will not otherwise cause such Company Real Property Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing.

(e) To the Company’s Knowledge, all of the buildings, plants, structures, and facilities comprising the Company Leased Real Property are in good working condition and are sufficient for the current use of the Company Leased Real Property in conducting the Company’s business, and the Company Leased Real Property is all of the real property and interests in real property used in or necessary to conduct the Company’s business and operations as currently conducted. Except as set forth on Section 4.9(e) of the Company Disclosure Letter, there are no unsatisfied capital expenditure requirements or remodeling, replacement or repair obligations of Company or any Company Subsidiary with respect to any Company Leased Real Property other than ordinary maintenance and repair obligations.

(f) Neither the Company nor any Company Subsidiary has received written notice of any condemnation or eminent domain proceeding with respect to the Company Leased Real Property or any portion thereof, and, to the Company’s Knowledge, there is no such pending or threatened condemnation or eminent domain proceeding.

4.10 Material Contracts.

(a) Except for this Agreement, Section 4.10(a) of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of each Contract or purchase order, as applicable, described below in this Section 4.10(a) under which the Company or any Company Subsidiary is a party or to which any of their respective properties or assets is subject, in each case, in effect as of the date hereof, other than Company Plans (each Contract or purchase order, as applicable, of the type described in this Section 4.10(a) and each Company Real Property Lease being collectively referred to as “Material Contracts” and each a “Material Contract”):

(i) each Contract that contains covenants that limit the ability of the Company or any Company Subsidiary (A) to compete in any business or with any Person or in any geographic area or to sell, supply or distribute any service or product (including any non-compete, exclusivity or “most-favored nation” provisions), or (B) to purchase or acquire an interest in any other entity, except, in each case, for any such Contract that may be cancelled without notice or penalty or other Liability of the Company or any Company Subsidiary upon notice of sixty (60) days or less;

(ii) each acquisition or divestiture Contract that contains (A) indemnities or other obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the receipt or making by the Company or any Company Subsidiary of future payments in excess of $100,000 or (B) earn-out, contingent payment, or similar provisions requiring future payments by or to the Company or any Company Subsidiary;

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(iii) each Contract that gives any Person the right to acquire any assets of the Company or any Company Subsidiary (excluding ordinary course commitments to purchase Company Products or custom applications) after the date hereof with consideration of more than $100,000;

(iv) any settlement agreement or similar Contract restricting in any respect the operations or conduct of the Company or any Company Subsidiary, in each case, that is material to the Company and its Subsidiaries, taken as a whole;

(v) each Contract or active purchase order open as of May 19, 2023 that is a Material Customer Agreement or a Material Supplier Agreement;

(vi) each Contract that requires the Company or any Company Subsidiary to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(vii) each Contract with a broker, distributor, dealer, or manufacturer’s representative that resulted in $50,000 or more in revenue or expense in the 2022 calendar year;

(viii) each franchise, agency, sales promotion, market research, marketing consulting and advertising Contract;

(ix) each Contract or active purchase order open as of May 19, 2023, other than customer, supplier and vendor Contracts, not otherwise described in any other subsection of this Section 4.10(a) pursuant to which the Company or any Company Subsidiary is obligated to pay, or entitled to receive, payments in excess of $100,000 in the 12-month period following the date hereof;

(x) any Contract that obligates the Company or any Company Subsidiary to make any capital investment or capital expenditure in excess of $100,000;

(xi) each Contract relating to outstanding indebtedness for borrowed money (or commitments in respect thereof) of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in an amount in excess of $100,000 or relating to any Liens (other than Permitted Liens) on the assets of the Company or any Company Subsidiary, other than any guarantees by the Company of indebtedness of Company Subsidiaries or guarantees by Company Subsidiaries of indebtedness of the Company or any other Company Subsidiaries;

(xii) each Contract involving other derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) for which the aggregate exposure (or aggregate value) to the Company and the Company Subsidiaries is reasonably expected to be in excess of $100,000;

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(xiii) each Contract between the Company or any Company Subsidiary, on the one hand, and any officer, director or Affiliate (other than a wholly owned Company Subsidiary) of the Company or any Company Subsidiary, any beneficial owner, directly or indirectly, of more than 5% of the number or voting power of the shares of Company Common Stock or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand;

(xiv) each Contract between the Company or any Company Subsidiary, on the one hand, and any Governmental Authority or any Person that is, to the Company’s Knowledge, a subcontractor of any Governmental Authority, on the other hand (each such Contract, a “Government Contract”);

(xv) each Contract for the employment of any executive, director, officer, employee or consultant of the Company or Company Subsidiary that provides for compensation in excess of $100,000 per annum;

(xvi) each Contract for employment between the Company or any Company Subsidiary and any of its or their employees (other than offer letters to “at will” employees issued in the ordinary course of business that do not provide any severance-type benefits);

(xvii) each Contract between the Company or any Company Subsidiary and any employee leasing agency or professional employer organization for the engagement of employees or other service providers;

(xviii) each Contract between the Company or any Company Subsidiary and any labor union or other labor organization representing any employee;

(xix) any Contract not otherwise described in any other subsection of this Section 4.10(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company.

(b) True and complete copies of each Material Contract in effect as of the date hereof have been made available to Parent or publicly filed with the SEC in the last twelve (12) months prior to the date hereof. None of the Company or any Company Subsidiary is in is material breach of or material default under the terms of any Material Contract. To the Company’s Knowledge, as of the date hereof, no other party to any Material Contract is in material breach of or material default under the terms of any Material Contract. Except to the extent that any Material Contract expires in accordance with its terms prior to the Closing, each Material Contract is a valid, binding and enforceable obligation of the Company or a Company Subsidiary which is party thereto and, to the Company’s Knowledge, of each other party thereto, and is in full force and effect, subject to the General Enforceability Exceptions.

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4.11 Customers and Suppliers.

(a) Section 4.11(a) of the Company Disclosure Letter sets forth a list of the top 15 customers of the Company and the Company Subsidiaries, taken as a whole, based on aggregate revenue received by the Company and the Company Subsidiaries during the year ended December 31, 2022 (each, a “Material Customer” and each such Contract or active purchase order open as May 19, 2023 with a Material Customer, a “Material Customer Agreement”). Except as set forth on Section 4.11(a) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has received any written or, to the Company’s Knowledge, oral notice from any Material Customer that such Material Customer intends to: (i) cancel, terminate, renegotiate or change the scope of rights or obligations under any Contract with the Company or the Company Subsidiaries; (ii) materially reduce or alter its usage of the services or products of the Company or any Company Subsidiary; (iii) materially reduce or alter the frequency or volume of purchase orders (or similar documents) submitted to or fulfilled for the Company or any Company Subsidiary; (iv) fail or refuse to renew any Contract with the Company or the Company Subsidiaries; or (v) file for bankruptcy or voluntarily or involuntarily enter into insolvency proceedings under any state, federal or other jurisdictions.

(b) Section 4.11(b) of the Company Disclosure Letter sets forth a list of the top 15 suppliers and vendors of the Company and the Company Subsidiaries, taken as a whole, based on the consolidated cost of goods and services paid to such Persons by the Company and the Company Subsidiaries during the year ended December 31, 2022 (each, a “Material Supplier” and each such Contract or active purchase order open as May 19, 2023 with a Material Supplier, a “Material Supplier Agreement”). Except as set forth on Section 4.11(b) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has received any written or, to the Company’s Knowledge, oral notice from any Material Supplier that such supplier intends to: (i) cancel, terminate, renegotiate or change the scope of rights or obligations under any Contract with the Company or the Company Subsidiaries; (ii) materially reduce or alter its provision of services or products to the Company or any Company Subsidiary; (iii) fail or refuse to renew any Contract with the Company or the Company Subsidiaries; or (iv) file for bankruptcy or voluntarily or involuntarily enter into insolvency proceedings under any state, federal or other jurisdictions.

4.12 Intellectual Property.

(a) Section 4.12(a) of the Company Disclosure Letter sets forth all: (i) Registered Intellectual Property, including (as applicable) the record owner, jurisdiction, and the issuance, registration and application date; (ii) material unregistered Owned Intellectual Property; and (iii) Licensed Intellectual Property (excluding Ordinary Course Licenses, Open Source Licenses, and Software licensed pursuant to Off-the-Shelf Software Licenses). All Registered Intellectual Property has been applied for, registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office and United States Copyright Office or other filing offices, domestic or foreign. All Registered Intellectual Property is in full force and effect, and there are no actions that must be taken by the Company within sixty (60) days following the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any responses to the United Stated Patent and Trademark Office or foreign counterparts for the purpose of obtaining, maintaining, perfecting or preserving or renewing such Registered Intellectual Property. None of the Registered Intellectual Property has been adjudicated by a United States court to be invalid or unenforceable, in whole or in part.

(b) The Company (i) solely and exclusively owns all right, title, and interest in and to all Owned Intellectual Property and (ii) has the right to use all Licensed Intellectual Property pursuant to a written Contract that is valid and enforceable, in each case, free and clear of any Liens, other than Permitted Liens. All Registered Intellectual Property is valid, subsisting and enforceable, and, to the Knowledge of the Company, all other Owned Intellectual Property is valid, subsisting and enforceable. No third Person has asserted any ownership rights in the Owned Intellectual Property.

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(c) The Company Intellectual Property constitutes all of the Intellectual Property necessary for the conduct of the Company’s business. All Company Intellectual Property owned or used by the Company immediately prior to the Closing Date will be owned or available for use (as applicable) by the Company on identical terms and conditions immediately after the Closing Date.

(d) Section 4.12(d) of the Company Disclosure Letter contains a list of all Contracts in effect as of the date hereof pursuant to which the Company or any Company Subsidiary (i) grants any license, covenant not to assert, release, or agreement not to enforce or prosecute to any Person under or to any material Owned Intellectual Property, except Ordinary Course Licenses, or (ii) is granted a license, covenant not to assert, release, agreement not to enforce or prosecute, or immunity to or under any Person’s Intellectual Property , except Ordinary Course Licenses, Off-the-Shelf Software Licenses, and Open Source Licenses.

(e) The use of the Owned Intellectual Property and the conduct and operation of the Company’s business as currently conducted does not infringe, misappropriate, dilute, violate, or otherwise impair any Intellectual Property right of any other Person. Except as set forth on Section 4.12(e) of the Company Disclosure Letter, the Company has not received any written notice (i) claiming that the Company has infringed, misappropriated, or otherwise violated the Intellectual Property of any Person (including cease and desist letters or invitations to take a license), (ii) challenging the validity, enforceability, ownership, or use of any Owned Intellectual Property, or (iii) regarding trademark oppositions, cancellation, or invalidation actions of the Owned Intellectual Property. Except as set forth on Section 4.12(e)(iv) of the Company Disclosure Letter, the Company has not made any claim against a Third Party alleging infringement, misappropriation, or other violation of the Owned Intellectual Property or otherwise challenging Third-Party Intellectual Property.

(f) The Company has taken commercially reasonable steps to preserve the Trade Secrets included within the Owned Intellectual Property. All former and current employees who started employment with the Company on or after January 1, 2017, and all current consultants and contractors of the Company who have or have had access to any Trade Secrets included in the Company Intellectual Property, and/or who are or were involved in the creation or development of any Owned Intellectual Property have entered into a valid and enforceable written agreement with the Company pursuant to which such Person (i) agrees to protect the Trade Secrets owned by the Company, and (ii) assigns to the Company all right, title and interest in and to all Intellectual Property conceived, created or developed in the course of his, her or its employment or retention by the Company (unless assigned by operation of Law). All such agreements are in full force and effect and have not suffered a default or breach.

(g) No funding, resources, facilities, or personnel of any Governmental Authority, university or research institution has been used in connection with the development of any Intellectual Property rights by or for the Company, and no Governmental Authority, university, or research institution has ownership rights in or a license to (other than as a customer) any Owned Intellectual Property.

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(h) The Business Systems are sufficient and appropriate for the continued conduct of the business immediately following the Closing in substantially the same manner as conducted by the Company as of the date hereof. There have been no failures, breakdowns, continued substandard performance or other adverse events affecting any Business Systems, in each case that have materially disrupted the conduct of the business. The Business Systems do not contain any “viruses”, malicious code “worms,” “trojan horses,” “bugs,” “faults” or other devices, errors, contaminants, computer instructions, circuitry or other technological means that is designed or intended to (A) materially disrupt or adversely affect the functionality of any information technology system, network or device; or (B) enable or assist any Person to gain unauthorized access to any information technology system, network or device.

(i) Neither the execution, delivery or performance of this Agreement or the other transaction documents or any other agreements referred to herein or therein, nor the consummation of any of the transactions contemplated hereby or thereby, will, with or without notice or lapse of time, result in, or give any other Person the right or option to cause or declare: (i) a loss of, or Lien on, any Company Intellectual Property; (ii) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any Company Intellectual Property; or (iii) by the terms of any Contract, a reduction of any royalties or other payments the Company would otherwise be entitled to with respect to any Company Intellectual Property.

4.13 Privacy and Data Protection. The Company and each Company Subsidiary is and has been in material compliance for the past five (5) years with all applicable laws, regulations, contractual obligations, and binding industry standards concerning the collection, processing, transmission, use, storage, and disposal of Personal Information (the “Privacy Requirements”). No claim, lawsuit, investigation or other formal inquiry has been asserted or threatened in writing alleging a violation of the Privacy Requirements by the Company, any Company Subsidiary or, to the Knowledge of Company, a service provider processing Personal Information on behalf of the Company or any Company Subsidiary. The Company and each Company Subsidiary has established an information security program (or programs) that includes not less than reasonable technical, administrative, and physical safeguards designed to: (a) reasonably protect the availability, integrity, security, and confidentiality of the Company Information Systems and the data and information stored on the Company Information Systems, including Personal Information (“Company Data”); and (b) reasonably protect against unauthorized access to or use or alteration of the Company Information Systems and the Company Data. Except as set forth in Section 4.13 of the Company Disclosure Letter, to the Knowledge of Company, within the past five years, there have been no instances of unauthorized access, use or disclosure of Personal Information in the possession or control of the Company, any Company Subsidiary or, to the Knowledge of Company, any of their respective service providers who process Personal Information on behalf of the Company or any Company Subsidiary. Except as set forth in Section 4.13 of the Company Disclosure Letter, within the past five years, neither the Company nor any Company Subsidiary has provided notice to any customers or other Persons of any breach of security relating to, or unauthorized access to or acquisition of, Company Data. The consummation of the transactions contemplated hereby and the Ancillary Agreements will not breach or otherwise cause any violation of the Privacy Requirements.

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4.14 Environmental Matters. Except as set forth on Section 4.14 of the Company Disclosure Letter, (a) since January 1, 2018, the Company and each Company Subsidiary has been, and is, in material compliance with all Environmental Laws and all provisions of the Company Real Property Leases relating to Environmental Laws and Hazardous Substances; (b) since January 1, 2018, the Company and each Company Subsidiary has obtained and has complied in all material respects with all Environmental Permits required under Environmental Laws that are or were materially necessary to operate their businesses as currently, or as applicable, historically conducted; (c) (i) there have been no Releases or threats of Releases, and (ii) no Person has been exposed to any Hazardous Substance, in either case (i) or (ii) at, from, to, in, under or on any Site (A) in material violation of any Environmental Laws; (B) in a manner that would reasonably be expected to require material expenditures by the Company or any Company Subsidiary for reporting, investigation or remediation under Environmental Laws, or (C) that could reasonably be expected to result in a material liability to the Company or any Company Subsidiary; (d) there is no off-Site location at or to which the Company or any Company Subsidiary has arranged for the transportation, storage, disposal or treatment of Hazardous Substances that is the subject of any ongoing federal, state, local, or foreign enforcement action with respect to which the Company or any Company Subsidiary could reasonably be expected to incur material liability; (e) the Company Leased Real Property is not designated as a treatment, storage, and/or disposal facility nor, to the Company’s Knowledge, has such facility ever applied for an Environmental Permit designating it as a treatment, storage, and/or disposal facility, in either case, under any Environmental Law; (f) the Company has not received written notice of any pending or threatened Environmental Claims against the Company or any Company Subsidiary; (g) neither the Company nor any Company Subsidiary is subject to any judgment, decree or order of or with any Governmental Authority under any Environmental Laws; (h) neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will require any notification to or consent of any Governmental Authority or the undertaking of any investigations or remedial actions pursuant to Environmental Laws (including pursuant to the Industrial Site Recovery Act); and (i) neither the Company nor any Company Subsidiary has assumed responsibility, or agreed to indemnify or hold harmless any Person, for any liability or obligation arising under or relating to Environmental Laws, which would reasonably be expected to result in material costs to the Company or any Company Subsidiary. This Section 4.14 and Sections 4.6, 4.7 and 4.8 contain the sole representations and warranties in this Agreement pertaining to Environmental Laws and Hazardous Materials.

4.15 Labor and Employment.

(a) Section 4.15(a) of the Company Disclosure Letter sets forth a complete and accurate listing of (i) all present officers, managers and employees of the Company and Company Subsidiaries (the “Company Employees”), and includes their date of hire, job title, current annual salary or hourly rates as well as any bonus or profit sharing compensation which is due, exempt or non-exempt status and leave status, and (ii) all Persons who provide services to and are engaged by the Company or any Company Subsidiary as independent contractors or consultants in connection with the operation of the business (“Service Providers”). The Company and the Company Subsidiaries are not delinquent in payments to any of its employees, consultants or independent contractors for any wages, salaries, commissions, bonuses or other compensation for any services performed for the Company or the Company Subsidiaries, or amounts required to be reimbursed to such employees.

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(b) All employees of the Company and the Company Subsidiaries are employed on an at-will basis, which means that their employment can be terminated at any time, with or without prior notice, for any reason (other than an unlawful reason) or no reason at all.

(c) Neither the Company nor any Company Subsidiaries is bound by or subject to any Contract with any labor union. To the Company’s Knowledge, no employee of the Company or any Company Subsidiary is represented by any labor union or covered by any collective bargaining agreement in connection with their employment with the Company or the Company Subsidiaries. To the Company’s Knowledge, there is no campaign to establish such representation in progress. There is no pending or, to the Company’s Knowledge, threatened labor dispute involving the Company or any Company Subsidiary and any group of employees nor has the Company or any Company Subsidiary experienced any significant labor interruptions over the past three years.

(d) In the past five (5) years, all employees of the Company and the Company Subsidiaries are and have been, properly classified under the Fair Labor Standards Act of 1938, as amended, and under any similar Law of any state or other jurisdiction applicable to such employees. Neither the Company nor any Company Subsidiary is delinquent in respect of, or has failed to pay, any sums due and payable to its employees, consultants or contractors for wages (including overtime, premium pay for missed meal breaks or waiting time penalties), salaries, commissions, bonuses, accrued and unused vacation, on-call payments, equal pay or collective bargaining payments to which they would be entitled under applicable Law, if any, bonuses, benefits, advantage in kind, mandatory or voluntary profit sharing, stock options, or other compensation for any services performed by them or amounts required to be reimbursed (including reimbursement of business expenses) or damages or interest owed to such individuals. Neither the Company nor any Company Subsidiary is liable for any payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with prior practice).

(e) All Persons classified by the Company and the Company Subsidiaries as independent contractors satisfy and have at all times in the past five (5) years satisfied the requirements of applicable Law to be so classified, and the Company has fully and accurately reported such Person’s compensation on IRS Form 1099 when required to do so; and the Company has no obligations to provide benefits with respect to such persons under any Benefit Plans or otherwise.

(f) The Company and the Company Subsidiaries are in compliance with all applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, employment discrimination, sexual harassment, civil rights, affirmative action, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws), employee leave issues, unemployment insurance, work authorization, immigration, occupational safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of taxes; and neither the Company nor any Company Subsidiary has in the past five (5) years been the subject of any discrimination actions or internal complaints relating to sex, race, color, national origin, gender, religion, age, marital status, disability, handicap, harassment, or any other alleged violation of applicable employment laws against the Company or any Company Subsidiary.

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(g) Neither the Company nor any Company Subsidiary has experienced a “plant closing” or “mass layoff” as defined by Federal Worker Adjustment and Retraining Notification Act or analogous state Law.

(h) In the past five (5) years, neither the Company nor any Company Subsidiary has obtained the services of workers through staffing companies, employee leasing entities, professional Employer organizations (PEO) or other similar suppliers of labor.

4.16 Employee Benefit Plans.

(a) Section 4.16(a) of the Company Disclosure Letter sets forth an accurate schedule of (i) each “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) each bonus, deferred compensation, incentive, restricted stock, stock purchase, stock option, stock appreciation right, phantom stock, supplemental pension, executive compensation, cafeteria, dependent care, director or employee loan, fringe benefit, sabbatical, severance (including any termination pay or similar plan, program, policy, agreement, or arrangement) plan, vacation policy, or voluntary employees’ beneficiary association (“VEBA”), and (iii) each other employee benefit plan, arrangement, agreement, program, policy or practice, whether oral or written, formal or informal, funded or unfunded, registered or unregistered, in the case of each of clauses (i), (ii), and (iii), that is sponsored, maintained, or contributed to by the Company or any ERISA Affiliate for the benefit of any current or former employee of the Company or with respect to which the Company has any material liability (each such plan and arrangement referred to hereinafter as a “Company Plan”).

(b) The Company and its ERISA Affiliates have performed all material obligations required to be performed by them under each Company Plan, and the Company is not in default or in violation of, and has no Knowledge of any default or violation by any other party to, the terms of any Company Plan.

(c) Neither the Company nor any ERISA Affiliate has ever maintained, contributed to or been obligated to contribute to or has any liability with respect to, any plan, program, fund, or arrangement that constitutes a (i) plan subject to Section 412 of the Code or Title IV of ERISA, (ii) “multiemployer plan” as defined in Section 4001(a)(3) of ERISA or (iii) multiple employer welfare benefit arrangement as described in Section 3(40)(A) of ERISA. Each Company Plan may be terminated by the Company, or, if applicable, by an ERISA Affiliate in accordance with its terms and without any material liability, cost, or expense to the Company, other than ordinary administrative expenses that are customary in connection with the termination, of a comparable employee benefit plan and benefits that are accrued under such Company Plan as of the date of such termination.

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(d) Each Company Plan has been established, administered and maintained in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Law. Except as set forth on Section 4.16(d) of the Company Disclosure Letter or as would not reasonably be expected to result in any material liability to the Company or any ERSA Affiliate, with respect to each Company Plan, all reports and other documents required under ERISA or other applicable Law to be filed with any Governmental Authority, including all Forms 5500 have been duly and timely filed. Except as set forth on Section 4.16(d) of the Company Disclosure Letter, each Company Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code (a “Qualified Plan”) is so qualified and, to the Company’s Knowledge, nothing has occurred that would reasonably be expected to adversely affect the qualified status of any Qualified Plan. With respect to each Company Plan that is subject to Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and similar state Law provisions, the applicable requirements thereof have been satisfied in all material respects by the Company and each ERISA Affiliate, including all requirements relating to eligibility waiting periods and the offer of or provision of minimum essential coverage that is compliant with Section 36B(c)(2)(C) of the Code and the regulations issued thereunder to full-time employees as defined in Section 4980H(c)(4) of the Code and the regulations issued thereunder. No material excise tax or penalty under the Patient Protection and Affordable Care Act of 2010, as amended, and all regulations thereunder (together, the “ACA”), including Sections 4980D and 4980H of the Code, is outstanding, has accrued, or has arisen with respect to any period prior to the Closing, with respect to any Company Plan. Neither the Company nor any ERISA Affiliate has any unsatisfied obligations to any employees or qualified beneficiaries pursuant to the ACA, or any state or local Law governing health care coverage or benefits that would result in any material liability to the Company or any ERISA Affiliate. The Company and the ERISA Affiliates have maintained all records necessary to demonstrate its compliance with the ACA and any other similar state or local Law. Except as set forth on Section 4.16(d) of the Company Disclosure Letter or as would not reasonably be expected to result in a material liability to the Company or any ERISA Affiliate, all accrued contribution obligations or premium payments of the Company or any ERISA Affiliate with respect to any Company Plan that are due and payable have either been timely paid or are reflected in the Financial Statements in accordance with, and to the extent required by, GAAP.

(e) Neither the Company nor any ERISA Affiliate owes, with respect to any Company Plan, any liability for excise tax or penalty due to the IRS. To the Company’s Knowledge, no act, omission, or transaction has occurred that would result, directly or indirectly, through its own liability, indemnification, or otherwise, in imposition on the Company of (i) fiduciary duty liability damages under Section 409 of ERISA or (ii) liability under Section 502(l) of ERISA.

(f) Section 4.16(f) of the Company Disclosure Letter describes each Company Plan that is a “welfare benefit plan” within the meaning of Section 3(1) of ERISA that provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant’s termination of employment, except (i) as may be required by applicable Law, including Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and similar state Law provisions, (ii) benefits under coverages extending through the end of the month in which the termination of employment occurs, (iii) death benefits accrued but unpaid as of the date of termination of employment, and (iv) conversion rights for life insurance coverage extending beyond the date of termination of employment. No Company Plan discriminates in favor of highly compensated individuals with respect to eligibility or benefits under Section 105(h) of the Internal Revenue Code and the regulations. With respect to any insurance policy providing funding for benefits under any Company Plan, the Company has no liability in the nature of a retroactive rate adjustment, loss sharing arrangement or other similar liability, nor would there be any such liability if such insurance policy was terminated on the date hereof.

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(g) There are no pending or, to the Company’s Knowledge, threatened Proceedings (other than routine claims for benefits, appeals of such claims, and domestic relations order Proceedings) asserted or instituted against the assets of any Company Plan or its related trust or, to the Company’s Knowledge, against any fiduciary of a Company Plan with respect to the operation of such Company Plan. There are no investigations or audits of any Company Plan by any Governmental Authority currently pending. There have been no investigations or audits of any Company Plan that have been concluded that resulted in any liability to the Company that has not been fully discharged. There is no pending voluntary compliance, closing agreement program or other matter under the Employee Plans Compliance Resolution System with respect to a Company Plan. The closing letters applicable to any voluntary compliance, closing agreement program or other matter under the Employee Plans Compliance Resolution System with respect to a Company Plan have been disclosed in Section 4.16(g) of the Company Disclosure Letter.

(h) Except as would not reasonably be expected to result in a material liability to the Company, neither the Company nor any ERISA Affiliate has engaged in any prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Company Plan for which exemption was not available and that has not been fully corrected (including the payment of any associated excise taxes, penalties and interest) in accordance with ERISA and the Code.

(i) The Company has made available to Parent complete, accurate, and current copies of each of the following:

(i) the current plan document (including amendments thereto) of each Company Plan, to the extent reduced to writing, all related trust documents (including any tax-exempt trust, secular trust, VEBA, and “rabbi trust” document), if applicable, as currently in effect, and all material associated contracts (including insurance contracts, HMO/PPO/POS agreements, recordkeeping contracts, trustee contracts, and third-party administrator contracts);

(ii) a summary of the material terms of each Company Plan, to the extent not previously reduced to writing;

(iii) with respect to each Company Plan that is an employee benefit plan (as defined in Section 3(3) of ERISA), to the extent applicable, the following:

(A) the most recent summary plan description, as described in Section 102 of ERISA;

(B) any summary of material modifications that has been distributed to participants, but has not been incorporated in an updated summary plan description furnished under Section 4.16(i)(iii)(A); and

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(C) the annual report (Form 5500), as described in Section 103 of ERISA, for the three most recent plan years for which an annual report has been filed; and

(D) the most recent actuarial report, if any, prepared for such Company Plan; and

(iv) with respect to each Qualified Plan, the most recent determination or opinion letter concerning such Qualified Plan’s qualification under Section 401(a) of the Code, as issued by the IRS.

(j) Except as set forth on Section 4.16(j) of the Company Disclosure Letter or as contemplated by this Agreement, the consummation of the Transactions will not, either immediately or upon the occurrence of any event thereafter, result in (i) acceleration of the time of payment or vesting, or trigger any payment or funding, of any compensation or benefit or trigger any other obligation under any Company Plan, (ii) any portion of any payment to any such individual not being deductible by the Company by reason of Section 280G of the Code or (iii) the provision of any reimbursement or “gross up” of excise taxes under Section 4999 of the Code.

(k) Each Company Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder. All options granted under the Company Stock Plans were granted with an exercise price at least equal to fair market value on the date of grant in compliance with the terms of the Company Stock Plans and all applicable law, including Section 409A of the Code. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(l) Each service provider who is classified by the Company as an independent contractor or employee has been properly classified as such for purposes of participation in and accrual of benefits under all Company Plans.

4.17 Insurance. Section 4.17 of the Company Disclosure Letter contains an accurate and complete list of all of the insurance policies (except those insurance policies constituting Company Plans) currently maintained by the Company or any Company Subsidiaries. All current insurance policies and insurance Contracts of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable, and all premiums due thereunder have been paid. All current insurance policies are sufficient for compliance with all applicable Laws and Material Contracts, and are, to the Company’s Knowledge, in character and amount similar to that carried by Persons engaged in similar businesses and subject to the same or similar perils or hazards as the Company and the Company Subsidiaries. True and complete copies of all such insurance policies in effect as of the date hereof have been made available to Parent. Neither the Company nor any Company Subsidiary is in material breach or default of any of such insurance policies. Neither the Company nor any Company Subsidiary has made any claim under any such insurance policy during the two-year period prior to the date of this Agreement, with respect to which an insurer has, in a written notice to the Company or any Company Subsidiary, denied coverage. Neither the Company nor any Company Subsidiary has received written notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with normal renewals of any such insurance policies or Contracts) where such cancellation or termination would reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole.

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4.18 Compliance with Law; Permits.

(a) The Company and each Company Subsidiary are and have been since January 1, 2018 in compliance in all material respects with, and not in material default under or in material violation of, any Laws applicable to the Company or such Company Subsidiary or any of their respective properties or assets. Neither the Company nor any Company Subsidiary has received any written notice of, nor are any Proceedings pending or, to the Company’s Knowledge, threatened with respect to, any material violation of any applicable Laws by the Company or any Company Subsidiary.

(b) The Company and the Company Subsidiaries are and have been since January 1, 2020 in possession of all Permits pursuant to any applicable Law necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted, except where the failure to have any of such Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all such Permits are in full force and effect, no default (with or without notice, lapse of time or both) by the Company or any Company Subsidiary has occurred under any such Permit and, since January 1, 2020, none of the Company or any Company Subsidiary has received any written notice from any Governmental Authority threatening to suspend, revoke, withdraw, or modify any such Company Permit.

(c) Without limiting the generality of the foregoing, the Company and the Company Subsidiaries are, and have been at all times over the past five years preceding the date of this Agreement, in compliance in all material respects with: (i) the United States Foreign Corrupt Practices Act of 1977, and all similar applicable Laws relating to anti-corruption; (ii) all Customs and International Trade Laws; (iii) all applicable Laws relating to money laundering; and (iv) all Sanctions Laws. To the Knowledge of the Company, no officer, employee, director or agent of the Company has violated any of the applicable laws listed in clauses (i) through (iv) of the preceding sentence at all times over the past five years preceding the date of this Agreement. The Company maintains internal controls, policies, procedures, processes or systems that are reasonably designed to ensure that its business practices and operations comply with all applicable Laws. The Company has not been a Sanctioned Person at any time and, to the Knowledge of the Company, no officer, employee, director or agent of the Company is a Sanctioned Person, or has been a Sanctioned Person at any times over the past five years preceding the date of this Agreement.

(d) During the five years preceding the date of this Agreement, the Company and the Company Subsidiaries have not made any voluntary or directed disclosure to any Governmental Authority under either (i) any Law relating to anti-corruption, (ii) Sanctions Laws, or (iii) Customs and International Trade Laws, or been assessed any fine or penalty under such applicable Laws, or, to the Knowledge of the Company, been the subject of any investigation or inquiry by a Governmental Authority regarding compliance with such applicable laws.

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(e) Section 4.18(e) of the Company Disclosure Letter sets forth all material Permits and filings necessary to conduct its business in compliance with all Sanctions Laws and Customs and International Trade Laws.

(f) The consummation of the Transaction (i) does not require any consent of any Person under any material Permit or materially violate the terms of any material Permit and (ii) will not result in the termination or cancellation of any material Permit. During the five years preceding the date of this Agreement, the Company has not received written notice to the effect that a Governmental Authority has revoked, withdrawn, suspended, cancelled, terminated, failed to renew or adversely modified any material Permit held by the Company.

(g) The Company is in compliance in all material respects with the applicable listing and other rules and regulations of the NYSE.

4.19 Government Contracts.

(a) Schedule 4.10(a)(xiv) of the Company Disclosure Letter sets forth a complete and accurate record of the Government Contracts. The Company has provided or made available to Parent true and complete copies of all Government Contracts listed in Schedule 4.10(a)(xiv) of the Company Disclosure Letter.

(b) The Company and each Company Subsidiary has complied in all material respects with (i) all statutory and regulatory requirements where and as applicable to each of the Company’s and each Company Subsidiary’s Government Contracts and each of the Company’s and each Company Subsidiary’s quotations, bids and proposals for Government Contracts; (ii) all terms and conditions, including all clauses, provisions, specifications, and quality assurance, testing and inspection requirements of the Company’s or Company Subsidiary’s Government Contracts, whether incorporated expressly, by reference or by operation of Law; and (iii) all applicable representations, certifications and disclosure requirements under each of the Company’s and such Company Subsidiary’s Government Contracts and each of the Company’s and such Company Subsidiary’s quotations, bids and proposals for Government Contracts.

(c) (i) Neither the Company, nor any Company Subsidiary, nor any of their respective managers or officers is/are (or for the last three years has/have been) under administrative, civil or criminal investigation, indictment or information or audit (other than routine audits) with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract, quotation, bid, or proposal that would, individually or in the aggregate, reasonably be expected to result in liability or expense; (ii) within the past three years, neither the Company nor any Company Subsidiary has entered into any consent order or administrative agreement, or undertaken any internal investigation or audit relating directly or indirectly to any Government Contract, quotation, bid, or proposal that has had or would, individually or in the aggregate, reasonably be likely to result in liability or expense; (iii) neither the Company, nor any Company Subsidiary, nor any of their respective managers or officers has/have in the last three years made a “Voluntary Disclosure” pursuant to the Department of Defense Fraud Voluntary Disclosure Program or Mandatory Disclosure Rule with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract quotation, bid, or proposal; and (iv) neither the Company, nor any Company Subsidiary has taken any action or failed to take any action that would reasonably be expected to give rise to liability under the Civil or Criminal False Claims Act, the Truth in Negotiations Act, or common law claims based on misrepresentation or unjust enrichment.

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(d) None of the Company’s nor any Company Subsidiary’s Government Contracts has been terminated for default.

4.20 Litigation. Except as set forth on Section 4.20 of the Company Disclosure Letter, as of the date hereof, (x) there are no Proceedings pending or, to the Company’s Knowledge, threatened against (a) the Company, (b) any Company Subsidiary, (c) the Company’s and each Company Subsidiary’s directors or officers in their capacity as such, or (d) the Company’s or any Company Subsidiary’s properties, assets, or business, and (y) there are no orders, judgments, or decrees of or settlement agreements with, any Governmental Authority, that remain outstanding against the Company or any Company Subsidiary.

4.21 Taxes.

(a) All Tax Returns required to have been filed on or before the Closing Date (taking into account any extension of time to file granted or obtained) by the Company and the Company Subsidiaries have been, duly and timely filed. Such Tax Returns are (or, if to be filed, will be) true, complete, and correct in all material respects, including for the avoidance of doubt, Internal Revenue Service Forms 5471, 8023, and 8858. The Company and the Company Subsidiaries have paid all Taxes due and payable (whether or not shown or required to be shown on any Tax Return) or have established an adequate reserve therefor in accordance with GAAP. Neither the Company nor any Company Subsidiary has (i) requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed, (ii) been granted any extension for the assessment or collection of Taxes, which Taxes have not since been paid or which extension has not yet expired, (iii) granted to any Person any power of attorney that is currently in force with respect to any Tax matter, or (iv) waived any statute of limitations in respect of Taxes.

(b) There are no Liens for Taxes (other than Permitted Liens) upon the assets of the Company.

(c) The Company has never been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(d) The Company and the Company Subsidiaries have complied with all applicable Tax Laws regarding the withholding of Taxes, the Company and the Company Subsidiaries have withheld all Taxes required to have been withheld under applicable Tax Laws, and the Company and the Company Subsidiaries have timely paid to the appropriate Governmental Authority all Taxes required to have been withheld and paid under applicable Tax Laws.

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(e) Except as set forth on Section 4.21(e) of the Company Disclosure Letter, neither the Company nor the Company Subsidiaries are subject to any current, pending or, to the Knowledge of the Company, threatened audit, examination, claim or proceeding with respect to Taxes by a Governmental Authority. There is no dispute with, or ruling or claim by, a Governmental Authority concerning any liability for Taxes with respect to the Company or any Company Subsidiary for which written notice has been provided, or that is asserted or threatened in writing. Neither the Company nor any Company Subsidiary has entered into (or is subject to) any contract with a Governmental Authority with respect to Taxes. No claim has ever been made by any Governmental Authority in a jurisdiction where Tax Returns are not filed by the Company or any Company Subsidiary that the Company or any Company Subsidiary is or may be subject to taxation by that jurisdiction.

(f) Neither the Company nor any Company Subsidiary is a party to, or bound by, any Tax allocation, Tax indemnity or Tax sharing agreement or similar contract or arrangement, in each case, the principal purpose of which relates to the allocation or sharing of Taxes. Neither the Company nor any Company Subsidiary has any liability for the Taxes of any Person (other than the Company or a Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by contract (other than any contract entered into in the ordinary course of business and the principal purpose of which does not relate to the allocation or sharing of Taxes) or otherwise.

(g) Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting requested or initiated prior to the Closing Date or the use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Income Tax Law) executed on or prior to the Closing Date, (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state or local Income Tax Law), (iv) installment sale or open transaction disposition made on or prior to the Closing Date, (v) prepaid amount received on or prior to the Closing Date, (vi) election under Section 108(i) of the Code (or any corresponding or similar provision of the state, local or foreign Tax Law), (vii) ownership of “United States property” (as defined in Section 956(c) of the Code) on a date prior to the Closing by a Subsidiary of the Company that that is a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code), or (viii) any Company Subsidiary that is a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code) having “subpart F income” (within the meaning of Section 952(a) of the Code) or generating income that is “global intangible low-taxed income” (within the meaning of Section 951A of the Code), in each case prior to the Closing. Neither the Company nor any Company Subsidiary has made an election under Section 965(h) of the Code.

(h) Neither the Company nor any Company Subsidiary has entered into any transaction that is either a “listed transaction” or that the Company believes in good faith is a “reportable transaction” (both as defined in Treasury Regulation Section 1.6011-4, as modified by published IRS guidance).

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(i) Neither the Company nor any Company Subsidiary has deferred Taxes or claimed any Tax credits under any Law, regulation, order or directive issued by any Governmental Authority or public health agency in connection with the COVID-19.

(j) The Company has neither distributed stock of another Person, nor had its stock distributed by another Person, in a transaction that was purported or intended to be governed by Section 355 or 361 of the Code within the three-year period ending as of the date of this Agreement.

4.22 Brokers. Other than Cyndx Advisors, LLC d/b/a CDX Advisors, no investment banker, broker, finder, or other Person is entitled to any brokerage or finder’s fee or similar commission with respect to the Transactions based on agreements, arrangements, or understandings made by or on behalf of the Company.

4.23 Takeover Statutes. Assuming the accuracy of the Parent Entities’ representation in Section 5.7, the Company Board of Directors has taken all action necessary to render Section 14A:10A-1 et seq. of the NJBCA, any other Takeover Statute, and any similar provisions of the Company Governing Documents inapplicable to the Merger.

4.24 Information Supplied. The information relating to the Company and the Company Subsidiaries to be contained in, or incorporated by reference in, the definitive proxy statement to be sent to Company Shareholders in connection with the Merger and the other Transactions (including any amendments or supplements, the “Proxy Statement”) will not, at the date the Proxy Statement is first mailed to Company Shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will, at the time of the Company Shareholders Meeting, comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. For the avoidance of doubt, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of Parent or Merger Sub specifically for inclusion or incorporation by reference in the Proxy Statement.

4.25 Opinion of Financial Advisor. The Board of Directors of the Company has received the written opinion of Cyndx Advisors, LLC d/b/a CDX Advisors to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock. Copies of such opinion has been made available to Parent, solely for informational purposes and on a non-reliance basis.

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4.26 No Other Representations. Notwithstanding any other provision of this Agreement, each of Parent and Merger Sub acknowledges and agrees that neither the Company nor any other Person on behalf of the Company, has made, or is making any representation or warranty whatsoever, express or implied (and neither Parent nor Merger Sub has relied on any representation, warranty or statement of any kind by the Company or any of its Affiliates or any of their respective agents or Representatives, including any representation, warranty or statement as to the accuracy or completeness of information), beyond those expressly given in this ARTICLE IV, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or any Company Subsidiaries. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Company Disclosure Letter or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” or reviewed by Parent, Merger Sub or any of their respective Affiliates or Representatives pursuant to the Confidentiality Agreement) or management presentations that have been or shall hereafter be provided to Parent or any of its Affiliates or Representatives are not and will not be deemed to be representations or warranties of the Company, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as may be expressly set forth in this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES

Except as disclosed in the disclosure letter delivered by the Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to apply to and qualify (or, as applicable, be a disclosure for purposes of) the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this ARTICLE V for which it is reasonably apparent on its face that such information is relevant to such other section), the Parent Entities hereby jointly and severally represent and warrant to the Company as of the date hereof and as of the Closing as set forth in this ARTICLE V.

5.1 Due Organization and Qualification. Parent is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing, and in good standing under the Laws of the State of New Jersey. Each of the Parent Entities has all requisite corporate or similar power and authority to own, lease, and operate its properties and assets and to carry on its business as it is now being conducted. Each of the Parent Entities is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing, or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

5.2 Power and Authority; Authorization.

(a) The Parent Entities have all requisite corporate or other legal entity power and authority to execute and deliver this Agreement and to consummate the Transactions, including the Merger. The execution and delivery of this Agreement, the performance of the Parent Entities’ obligations under this Agreement and the consummation of the Transactions have been duly and validly authorized by all necessary corporate or other legal entity action and no other corporate or other legal entity proceedings are necessary to authorize the performance of Parent’s or Merger Sub’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except, with respect to the Merger, for the Merger Filing.

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(b) This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution, and delivery of this Agreement by the Company, constitutes the valid and binding agreement of Parent and Merger Sub, is enforceable against Parent Merger Sub in accordance with its terms, subject to the General Enforceability Exceptions.

5.3 No Violation; Governmental Consents.

(a) The execution, delivery, and performance by the Parent Entities of this Agreement do not, and the performance and consummation of the Transactions and compliance with the provisions hereof will not, (i) conflict with or violate any provision of the organizational or governing documents of the Parent Entities, (ii) conflict with or result in any breach, violation, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation or right or adversely affect any rights of or benefit to Parent under any material Contract binding upon Parent or to which it is a party or by which or to which any of its properties, rights or assets are bound or subject, or result in the creation of any Lien upon any of the properties, rights or assets of Parent, other than Permitted Liens, or (iii) conflict with or violate any judgment, order, decree, or Law applicable to Parent or any of its properties, rights or assets, other than, in the case of clauses (ii) and (iii), any such conflict, breach, violation, default, termination, modification, cancellation, acceleration, right, loss, or Lien that would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

(b) Other than in connection with or in compliance with (i) the NJBCA, (ii) the Exchange Act, (iii) applicable state securities, takeover and “blue sky” Laws, and (iv) any applicable requirements of the NYSE, no authorization, permit, notification to, consent, or approval of, or filing with, any Governmental Authority is necessary or required, under applicable Law, for the consummation by the Parent Entities of the Transactions, except for such authorizations, permits, notifications, consents, approvals, or filings that, if not obtained or made, would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

5.4 Ownership and Prior Operations of Merger Sub. All of the issued and outstanding capital stock of Merger Sub is, and at and immediately prior to the Effective Time will be, owned by Parent or a direct or indirect Subsidiary of Parent. Merger Sub has been formed solely for the purpose of engaging in the Transactions and prior to the Effective Time will have engaged in no other business activities, will have no assets, and will not have incurred liabilities or obligations of any nature, other than pursuant to or in connection with this Agreement and the Merger and the other Transactions.

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5.5 Financing. Parent has delivered to the Company complete, correct and fully executed copies of (a) a commitment letter and related fee letters entered into by Parent (which in the case of such fee letters may be subject to redaction in a customary manner with respect to fee amounts, including fee amounts in any flex terms) (collectively, the “Debt Commitment Letter”) with the Debt Financing Sources pursuant to which such Debt Financing Sources have committed to provide to Parent, upon the terms and subject to the conditions set forth therein, debt financing in the amounts set forth therein (such debt financing, the “Debt Financing”), and (b) commitment letters, each dated as of the date hereof (including all exhibits, schedules and annexes thereto, the “Equity Commitment Letters”, and together with the Debt Commitment Letter, the “Commitment Letters”), pursuant to which the Persons set forth on Section 5.5 of the Parent Disclosure Letter (each, an “Equity Investor”) have committed, subject to the terms and conditions set forth therein, to invest the cash amount set forth therein (the “Equity Financing” and, together with the Debt Financing, the “Financing”) for purposes of financing the Transactions, and paying related fees and expenses. The Equity Commitment Letters each provide that the Company is a third-party beneficiary thereof. As of the date hereof, the Commitment Letters are in full force and effect and are valid and binding obligations of Parent and, to the Knowledge of Parent, the other parties thereto, in each case subject to the General Enforceability Exceptions. As of the date hereof, the Commitment Letters have not been amended or modified in any material respect, and the commitments contained in the Commitment Letters have not been withdrawn, rescinded or otherwise modified. The Commitment Letters delivered to the Company contain all of the conditions precedent to the obligations of the parties thereunder to fund the full amount of the Financing contemplated by the Commitment Letters. Other than the Commitment Letters themselves (including the redacted fee letter provided to the Company as of the date hereof), there are no other side letters, agreements, contracts or other arrangements relating to the Financing. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute or reasonably be expected to constitute a default or breach on the part of Parent under any term of, or a failure of any condition or inability to satisfy any conditions precedent to funding the full amount of the Financing under, the Commitment Letters or otherwise result in any portion of the Financing to be unavailable or delayed. As of the date hereof, Parent does not have reason to believe that (i) the Financing will not be made available to Parent on the date of the Closing, or (ii) that any portion of the Financing contemplated thereby will be unavailable to Parent at the Closing. Parent has fully paid any and all commitment fees or other fees in connection with the Commitment Letters that are due and payable on or before the date of this Agreement. Each of Parent and Merger Sub affirms that it is not a condition to the Merger or any of its other obligations under this Agreement that Parent or Merger Sub obtain the Financing (including the Debt Financing) or any other financing for or related to any of the Transactions. The net proceeds of the Financing contemplated pursuant to the Commitment Letters will be amount sufficient to pay the Merger Consideration and all other required payments payable by the Parent Entities in connection with the Transactions and to consummate the Transactions, and to perform their obligations under this Agreement (the “Required Amount”). As of the date hereof, the conditions precedent set forth in the section of the Term Sheet (as defined in the Debt Commitment Letter) captioned “Conditions to Funding of the Incremental Term Loans and the Cash Purchase Term Loan on the Closing Date” relating to (y) minimum Adjusted EBITDA (as defined therein) and (z) maximum total indebtedness and the ratio of such indebtedness to Adjusted EBITDA (as defined therein), have been satisfied.

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5.6 Solvency of the Surviving Corporation. Immediately following the Effective Time and after giving effect to the Merger, the Surviving Corporation and its Subsidiaries on a consolidated basis will be Solvent. For purposes of this Agreement, “Solvent” when used with respect to the Surviving Corporation and its Subsidiaries, means that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets, on a going concern basis, of the Surviving Corporation and its Subsidiaries will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws of the United States governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries on its existing debts (including contingent liabilities) as such debts become absolute and matured, (b) the Surviving Corporation and its Subsidiaries will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged following such date, (c) the Surviving Corporation and its Subsidiaries will be able to pay their aggregate liabilities, including contingent and other liabilities, as they mature, and (d) Parent and Merger Sub do not intend for the Surviving Corporation and its Subsidiaries to incur, or believe that the Surviving Corporation and its Subsidiaries will incur, debts beyond their ability to pay such debts. The term “Solvency” shall have a correlative meaning. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Surviving Corporation or its Subsidiaries.

5.7 Stock Ownership. Neither Parent nor Merger Sub nor any of Parent’s affiliates or associates is, nor at any time during the last five years has either Parent or Merger Sub or any affiliate or associate of either of the foregoing, been, an interested stockholder of the Company (each of “affiliate”, “associate” and “interested stockholder” as defined in 14A:10A-3 of the NJBCA). Neither Parent nor Merger Sub nor any of Parent’s Affiliates owns (directly or indirectly, beneficially or of record) any Company Common Stock or holds any rights to acquire or vote any Company Common Stock except pursuant to this Agreement.

5.8 Information Supplied. The information relating to Parent and the Parent Subsidiaries to the extent supplied by or on behalf Parent and the Parent Subsidiaries to be contained in the Proxy Statement will not, at the date the Proxy Statement is first mailed to Company Shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 5.8, no representation or warranty is made by the Parent Entities with respect to information or statements made or incorporated by reference in the Proxy Statement, which information or statements were not supplied by or on behalf of the Parent Entities.

5.9 R&W Insurance Policy. Prior to the execution of this Agreement, Parent has delivered to the Company a true, correct and complete copy of the substantially final form of the R&W Insurance Policy.

5.10 Disclaimer of Other Representations. Parent and Merger Sub each acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement, (a) neither the Company nor any Company Subsidiary makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and Parent and Merger Sub are not relying on any representation or warranty except for those expressly set forth in this Agreement, (b) no Person has been authorized by the Company or any Company Subsidiary to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Merger Sub as having been authorized by such party and (c) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Sub or any of their Representatives are not and shall not be deemed to be or include representations or warranties unless any such materials or information is the subject of any express representation or warranty set forth in ARTICLE IV.

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ARTICLE VI

CERTAIN COVENANTS

6.1 Conduct of Business by the Company Pending the Closing.

(a) Between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (w) as set forth in Section 6.1(a) of the Company Disclosure Letter, (x) as required by this Agreement, (y) as may be required by applicable Law, including the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any Company Subsidiary, or (z) as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned, or delayed), the Company shall, and shall cause each Company Subsidiary to, (i) conduct its business in the ordinary course of business and maintain its cash management policies and practices, and (ii) use commercially reasonable efforts to (A) preserve intact the Company’s business organization, (B) maintain the Company’s rights, privileges, and immunities, (C) retain the services of the Company’s officers and other key employees (subject to workforce requirements other than where termination of such services is for cause), and (D) maintain the Company’s relationships with its customers, suppliers, service providers and lenders.

(b) Notwithstanding the exceptions set forth in Section 6.1(a), except as set forth in Section 6.1(a) of the Company Disclosure Letter, the Company shall not, and shall not cause or permit any Company Subsidiary to, take any of the following actions without the prior written consent of Parent (such consent to specifically identify the permitted action to be taken and such consent not to be unreasonably withheld, conditioned, or delayed):

(i) amend, modify, waive, rescind, change, or otherwise restate the Company’s or any Company Subsidiary’s certificate of incorporation, bylaws, or equivalent organizational documents;

(ii) authorize, declare, set aside, make or pay any dividends (other than quarterly cash dividends paid in the ordinary course of business) on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of the Company or any Company Subsidiary) (other than dividends or distributions made by any wholly owned Company Subsidiary to the Company or any wholly owned Company Subsidiary);

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(iii) split, combine, subdivide or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests, or any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests, except for (i) shares of Company Common Stock withheld in order to pay Taxes in connection with the vesting or settlement of any Company Equity Award or as otherwise provided by the terms of any Company Equity Award, (ii) the acquisition of shares of Company Common Stock in connection with the forfeiture of any Company Equity Award or (iii) for any such transaction involving only wholly owned Company Subsidiaries;

(iv) issue, deliver, grant, sell, pledge, dispose of or encumber (other than Permitted Liens), or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance (other than Permitted Liens) of, any shares of capital stock, voting securities or other equity interest in the Company or any Company Subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise un-exercisable or unvested Company Equity Award under the Company Stock Plans (except, in each case, as otherwise provided by the terms of any Contract or Company Equity Award), other than (i) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries, or (ii) the vesting or settlement of Company Equity Awards outstanding as of the date of this Agreement in accordance with the present terms of such Company Equity Awards or granted after the date of this Agreement to the extent permitted by this Agreement;

(v) except as required by applicable Law, or any Contract or Company Plan as in effect as of the date hereof, (A) increase the compensation or benefits payable or to become payable to any of its directors, executive officers, or employees with annual base salary in excess of $100,000, (B) grant to any of its directors, executive officers or employees any increase in severance or termination pay, (C) pay or award, or commit to pay or award, any bonuses or incentive compensation to any of its directors, executive officers or employees, other than in the ordinary course of business consistent with past practice, (D) pay or award, or commit to pay or award, any retention compensation to any of its directors, executive officers or employees, (E) enter into any employment, severance, or retention agreement (excluding offer letters that provide for no severance or change in control benefits) with any of its directors, executive officers, or employees, (F) establish, adopt, enter into, amend, or terminate any collective bargaining agreement or Company Plan, except for any amendments to any Company Plan as may be required by applicable Law, (G) amend or waive any performance or vesting criteria or accelerate vesting, exercisability, or funding under any Company Plan other than Company Equity Awards in accordance with this Agreement, (H) terminate the employment of any employee at the level of senior vice president or above, other than for cause (which, with respect to any such employee with an employment agreement, shall be “Cause” as defined therein), or (I) hire any new employees, except for employees at the vice president level or below;

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(vi) acquire (including by merger, consolidation, or acquisition of stock or assets or any other means) or authorize or announce an intention to so acquire, or enter into any binding agreements providing for any acquisitions of, any equity interests in or assets of any Person or any business or division thereof, or otherwise engage in any mergers, consolidations, or business combinations, except for (A) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries, or (B) acquisitions of supplies or equipment in the ordinary course of business;

(vii) liquidate (completely or partially), dissolve, restructure, recapitalize, or effect any other reorganization (including any restructuring, recapitalization, or reorganization between or among any of the Company or the Company Subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

(viii) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among the Company and its wholly owned Company Subsidiaries or solely among the Company’s wholly owned Company Subsidiaries or (B) advances for reimbursable employee expenses in the ordinary course of business;

(ix) sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its properties, rights or assets of the Company and the Company Subsidiaries, except (A) dispositions of excess, obsolete or worthless equipment, in the ordinary course of business, (B) Ordinary Course Licenses, Company Products or custom applications entered into in the ordinary course of business with customers of the Company or the Company Subsidiaries, (C) pursuant to Contracts as in effect as of the date hereof, or (D) pursuant to transactions solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries;

(x) (A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract, other than (1) Contracts with customers or suppliers entered into in the ordinary course of business or (2) to renew or replace any Material Contract that has expired or terminated in accordance with its terms so long as such renewal or replacement includes terms and conditions substantially similar to such expired or terminated Material Contract, or (B) (1) materially modify, materially amend, extend, or terminate (other than in the ordinary course of business) any Material Contract or (2) waive, release, or assign any material rights or material claims thereunder, in each case, other than in the ordinary course of business;

(xi) enter into any Contract that would, if entered into, be prohibited from being disclosed to Parent prior to the Closing;

(xii) except in accordance with the Company’s capital budget made available to Parent, make any capital expenditure or expenditures in excess of $100,000 in the aggregate or enter into agreements or arrangements providing for capital expenditure or expenditures in excess of $100,000 in the aggregate or otherwise commit to do so;

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(xiii) in each case other than as provided in Section 6.3(d), commence (other than to enforce any of its rights under this Agreement), waive, release, assign, compromise or settle any material Proceeding, other than the compromise or settlement of any Proceeding that: (A) is for an amount not to exceed, for any such compromise or settlement payment by the Company, $100,000 in the aggregate (net of insurance proceeds and indemnification proceeds received from third parties), (B) does not impose any injunctive relief on the Company and the Company Subsidiaries and does not involve the admission of wrongdoing by the Company, any Company Subsidiary, or any of their respective officers or directors and (C) does not provide for the license of any Intellectual Property or the termination, modification or amendment of any license of Owned Intellectual Property;

(xiv) make any change in financial accounting policies, practices, principles or procedures, except as required by GAAP or applicable Law;

(xv) (A) make, revoke or change any election with respect to Taxes, (B) settle or compromise any Tax audit, claim, or assessment or any liability for Taxes, (C) file any amendment to a Tax Return, (D) enter into any closing agreement or obtain any Tax ruling or sought to change any Tax accounting period, (E) surrender any right to claim a refund of Taxes, (F) consent to any extension or waiver with respect to any proceeding with respect to Taxes or Tax assessment, or (G) prepare or file any Tax Return in a manner inconsistent with past practice;

(xvi) incur, assume, guarantee or otherwise become liable for or modify the terms of any indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (w) the incurrence of trade debt or accounts receivable in the ordinary course of business, (x) equipment leases entered into in the ordinary course of business, (y) the incurrence of any indebtedness solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries, or (z) any guarantees by the Company of indebtedness or other obligations of Company Subsidiaries or guarantees by Company Subsidiaries of indebtedness or other obligations of the Company or any other Company Subsidiaries, which indebtedness or other obligations are incurred in compliance with this Section 6.1(b);

(xvii) enter into any transactions or Contracts with any Affiliate or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC;

(xviii) other than the Company Shareholders Meeting, convene any special meeting (or any adjournment or postponement thereof) of Company Shareholders;

(xix) withdraw or otherwise transfer from the Company or the Company Subsidiaries, or permit any such withdrawal or transfer of, Cash that would result in Cash being less than $17,500,000, or enter into agreements or arrangements that would result in Cash being less than $17,500,000 immediately after the Closing or otherwise commit to do so; or

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(xx) agree or authorize, in writing or otherwise, to take any of the foregoing actions.

(c) Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or any Company Subsidiary’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall have the right to exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its businesses and operations and the businesses and operations of the Company Subsidiaries.

6.2 Environmental Insurance. Promptly following the execution of this Agreement, the Company shall purchase those certain environmental and pollution insurance policies relating to 499 Pomeroy Road, Parsippany, New Jersey and 25 Eastmans Road, Parsippany, New Jersey, in each case in the form presented to the Company on the date hereof.

6.3 Access to Information; Notification of Certain Matters.

(a) For purposes of furthering the Merger but subject to Section 6.3(b), the Company shall afford to Parent and to Parent’s Representatives, upon the Company’s approval (which approval will not be unreasonably withheld, conditioned, or delayed) of a reasonable request by Parent to be provided reasonable access, during normal business hours during the period prior to the Effective Time or the termination of this Agreement pursuant to Section 8.1, to the Company’s properties, books and records, financial and operating data, other information, and to those officers of the Company to whom Parent reasonably requests access; provided, however, that any such access shall be conducted during normal business hours under the supervision of the Company’s personnel and in such a manner as not to interfere with the normal operations of the Company. Without limiting the other provisions of this Section 6.3, the Parent Entities will use commercially reasonable efforts to minimize any disruption to the business of the Company that may result from the requests for access, data, or information hereunder.

(b) Notwithstanding the foregoing, the Company shall not be required by this Section 6.3 to provide Parent or Parent’s Representatives with access to or to disclose information (i) that, in the reasonable good-faith judgment of the Company, is prohibited from being disclosed pursuant to the terms of a confidentiality agreement with a Third Party entered into prior to the date hereof or after the date hereof in the ordinary course of business (provided, however, that, at Parent’s written request, the Company shall use its commercially reasonable efforts (x) to obtain the required consent of such Third Party to such access or disclosure or (y) to make appropriate substitute arrangements to permit reasonable access or disclosure not in violation of such consent requirement), (ii) the disclosure of which, in the reasonable good-faith judgment of the Company, would violate applicable Law (provided, however, that the Company shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of such Law), (iii) the disclosure of which, in the reasonable good-faith judgment of the Company, would cause the loss of any attorney-client, attorney work product or other legal privilege (provided, however, that the Company shall use its commercially reasonable efforts to allow for such access or disclosure to the maximum extent that such access or disclosure would not jeopardize attorney-client, attorney work product or other legal privilege) or (iv) the disclosure of which, in the reasonable good-faith judgment of the Company, would result in the disclosure of any trade secrets or other competitively sensitive information of the Company or any of Company Subsidiary or any third parties.

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(c) Each of the Company and Parent will hold, and will cause its Representatives and Affiliates to hold, any nonpublic information exchanged pursuant to this Section 6.3, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

(d) The Company shall give notice to Parent and Parent shall give notice to the Company, as promptly as reasonably practicable, upon becoming aware of (i) any written notice or other written communication received by such Party from any Governmental Authority in connection with this Agreement or the Transactions, including the Merger, or from any other Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions, (ii) any legal Proceeding commenced or, to such Party’s Knowledge, threatened in writing against such Party or any of its Subsidiaries, directors, or officers (in their capacity as such) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, directors, or officers (in their capacity as such), in each case in connection with, arising from or otherwise relating to the Merger or any other Transaction, (iii) any change, effect, circumstance, condition, development or event that (A) has had or is reasonably likely to have a Company Material Adverse Effect or (B) the Company or Parent reasonably believes would give rise, individually or in the aggregate, to the failure of any condition set forth in Section 7.1, Section 7.2, or Section 7.3, as applicable; provided, however, that the delivery of any notice pursuant to this Section 6.3(d) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date hereof or otherwise limit or affect the remedies available hereunder to any Party; provided, further, that either Party’s obligations, actions or inactions pursuant to this Section 6.3(d), in each case, in and of themselves, shall be deemed excluded for purposes of determining whether the condition set forth in Section 7.2(b) or Section 7.3(b), as applicable, has been satisfied. The Company shall be entitled to direct and control the defense of any legal Proceeding commenced or, to the Company’s Knowledge, threatened in writing against the Company or any of the Company Subsidiaries, or their respective directors or officers (in their capacity as such) or otherwise relating to, involving or affecting such Persons in connection with, arising from or otherwise relating to the Merger or any other Transaction (the “Company Transaction Litigation”); provided, however, that the Company (a) shall consult with, and shall give Parent the right to, participate in the defense, negotiation or settlement of any Company Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), (b) shall give reasonable and good faith consideration to Parent’s advice with respect to such Company Transaction Litigation, and (c) shall not compromise or settle, or agree to compromise or settle, any Company Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). For the avoidance of doubt, any action, litigation or other proceedings related to Dissenting Shares will be governed by Section 3.2.

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(e) During the period prior to the Effective Time or the termination of this Agreement pursuant to Section 8.1, the Company shall deliver to Parent, (i) as soon as practicable and in any event within ten (10) Business Days after the end of each month following the date hereof, copies of unaudited consolidated financial statements consisting of the consolidated balance sheet of the Company and the Company Subsidiaries and the related statements of income and retained earnings, stockholders’ equity and cash flow for the period beginning from the then current fiscal year to the end of such fiscal month, (ii) as soon as practicable, and in any event within five (5) days after the end of each calendar week following the date hereof, copies of reports, delivered in the form attached hereto as Schedule 6.3(e), for the previous calendar week, and (iii) as soon as practicable, and in any event by the Monday following the end of each calendar week following the date hereof, a summary of the Company’s then current cash balances in its bank accounts. The financial statements delivered pursuant to this Section 6.3(e) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, subject to normal and recurring year-end adjustments (the effect of which will not be material in amount) and the absence of notes.

6.4 Efforts.

(a) Subject to the terms and conditions of this Agreement, each Party will use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions, including the Merger, as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing, in consultation with the other Party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents to obtain as promptly as reasonably practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any Governmental Authority in order to consummate the Transactions, including the Merger, (ii) taking all actions as may be necessary, subject to the limitations in this Section 6.4, to obtain (and cooperating with each other in obtaining) all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders, and approvals, and (iii) providing all notices as required pursuant to the Company Warrants. Each of Parent, Merger Sub and the Company shall use their respective reasonable best efforts not to, and the Company shall cause the Company Subsidiaries not to, (i) take any action after the date of this Agreement that would reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any such Governmental Authority necessary to be obtained prior to the Closing and (ii) take or cause to be taken any action that would reasonably be expected to materially delay, impede, or prevent the consummation of the Transactions on or before the Outside Date.

(b) In connection with and without limiting the foregoing, in the event that Parent reasonably requests the Company to do so, and after good-faith consultation with the Company with respect thereto, the Company shall give any notices to third parties required under Contracts (other than Contracts that may be canceled or terminated for convenience), and the Company shall use, and cause each of Company Subsidiaries to use, its commercially reasonable efforts to seek to obtain any Third Party consents to any Contracts (other than Contracts that may be canceled or terminated for convenience) that are necessary to consummate the Transactions, including the Merger. Notwithstanding anything to the contrary herein, none of Parent, the Company or any of their respective Subsidiaries shall be required to pay any consent or other similar fee, payment, or consideration, make any other concession or provide any additional security (including a guaranty), to obtain such Third Party consents (except, in the case of the Company, if requested by Parent and reimbursed or indemnified for by Parent).

6.5 Publicity. From and after the date hereof until the earlier of the Closing or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, neither the Company nor Parent, nor any of their respective Subsidiaries, shall issue or cause the publication of any press release or other public announcement or disclosure with respect to the Merger, the other Transactions, or this Agreement without the prior written consent of the other Party, unless such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of such press release or other public announcement or disclosure with respect to the Merger, the other Transactions, or this Agreement, in which event such Party shall endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement or disclosure in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto; provided, however, that (i) the Parties shall not be required by this Section 6.5 to provide any such review or opportunity to comment to the other Parties relating to any dispute between the Parties relating to this Agreement, (ii) each Party may make statements that are consistent with previous press releases, public disclosures, or public statements made by Parent or the Company in compliance with this Section 6.5 or make statements regarding the actual or expected financial impact (including earnings guidance) of the Transactions on such Party, and (iii) the obligations set forth in this Section 6.5 shall not apply to (x) any communication regarding or in response to or in connection with an Acquisition Proposal or a Change of Recommendation or any matters related thereto in accordance with Section 6.6 or (y) existing or prospective general or limited partners, equityholders, members, managers or investors of Parent or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions.

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6.6 No Solicitation by the Company.

(a) Except as expressly permitted by this Section 6.6, from and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company agrees that it shall not, and shall cause the Company Subsidiaries, and its and their respective officers and directors not to, and shall use its reasonable best efforts to cause its and the Company Subsidiaries’ other Representatives to not, directly or indirectly, (i) solicit, initiate, or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiry with respect to, or the making, submission or announcement of, an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; (ii) participate in any negotiations regarding, or furnish to any person any information relating to the Company or any Company Subsidiary in connection with, an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; (iii) adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse, or recommend, any Acquisition Proposal; (iv) make any public statement inconsistent with or withdraw, change, amend, modify, or qualify, or otherwise publicly propose to withdraw, change, amend, modify, or qualify, in each case, in a manner adverse to Parent, the Company Board Recommendation; (v) fail to include the Company Board Recommendation in the Proxy Statement; (vi) approve, authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle or similar definitive agreement with respect to, or any other definitive agreement or commitment providing for, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.6) (a “Company Acquisition Agreement”); or (vii) call or convene a meeting of the Company Shareholders to consider a proposal that would reasonably be expected to materially impair, prevent, or delay the consummation of the Transactions (any act described in clauses (iii), (iv), or (v) that is taken, authorized, or, solely with respect to clause (v), permitted by the Company Board of Directors, a “Change of Recommendation”). The Company shall, and shall cause the Company Subsidiaries and its and their respective officers and directors to, and shall use its reasonable best efforts to cause its and the Company Subsidiaries’ other Representatives to, immediately cease any and all solicitation, encouragement, discussions, or negotiations with any persons (or provision of any information to any persons) with respect to any Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal. Promptly after the date hereof, the Company shall terminate access to any physical or electronic data rooms relating to such person’s consideration of an Acquisition Proposal. The Company shall enforce, and not waive, terminate, or modify without Parent’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill, or other agreement entered into prior to the date hereof with any person in connection with such person’s consideration of an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; provided, that, if the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel that the failure to waive a particular standstill provision would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law, the Company may, with prior written notice to Parent, waive such standstill solely to the extent necessary to permit the applicable Person (if it has not been solicited in violation of Section 6.6(a)(i) or (ii)) to make, on a confidential basis to the Company Board of Directors, an Acquisition Proposal, conditioned upon such person agreeing to disclosure of such Acquisition Proposal to Parent, in each case, as contemplated by this Section 6.6. Notwithstanding the limitations set forth in this Section 6.6(a), if the Company receives, prior to the Company Shareholder Approval being obtained, a bona fide written Acquisition Proposal or an inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal that did not result from a breach of Section 6.6(a)(i) or (ii), which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (i) constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (ii) that failure to participate in negotiations with or provide information to the Person proposing such Acquisition Proposal would reasonably be expected to result in a breach of the fiduciary duties of the Company Board of Directors, the Company and the Company’s Representatives may contact the Person or any of its Representatives who has made such Acquisition Proposal, inquiry, proposal, or offer to (x) refer the inquiring, proposing or offering person to this Section 6.6, or (y) solely to clarify or ascertain facts regarding (and not to negotiate or engage in any discussions regarding or relating to) the material terms and conditions of such Acquisition Proposal, inquiry, proposal, or offer and the Person making it so that the Company may inform itself about such Acquisition Proposal, inquiry, proposal, or offer and the person making it.

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(b) Notwithstanding the limitations set forth in this Agreement, if the Company or any of its Representatives receives, prior to the Company Shareholder Approval being obtained, an unsolicited, bona fide, written Acquisition Proposal that did not result from a breach of Section 6.6(a)(i) or (ii), which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (i) constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal, and (ii) that failure to participate in negotiations with or provide information to the Person proposing such Acquisition Proposal would reasonably be expected to result in a breach of the fiduciary duties of the Company Board of Directors, then in either event the Company may take the following actions: (A) furnish information with respect to the Company and the Company Subsidiaries to the person making such Acquisition Proposal and its Representatives, if, and only if, prior to so furnishing such information, the Company receives from such person an executed Acceptable Confidentiality Agreement and the Company also provides Parent, prior to or substantially concurrently with (and in any event within two Business Days after) the time such information is provided or made available to such Person, any nonpublic information furnished to such other Person that was not previously furnished to Parent, and (B) engage in discussions or negotiations with such Person and its Representatives with respect to such Acquisition Proposal.

(c) The Company shall promptly (and in any event two Business Days after, to the Knowledge of the Company or the knowledge of its financial advisor, its receipt) notify Parent of the Company’s or any Company Subsidiary’s or its or their respective Representatives’ receipt of any Acquisition Proposal, or any inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal. Such notice shall indicate the identity of the Person making the Acquisition Proposal, inquiry, proposal, or offer, and the material terms and conditions of any such Acquisition Proposal, proposal or offer, or the nature of the information requested pursuant to such inquiry, including unredacted copies of any written proposals or offers, including proposed written agreements received by the Company or its Representatives relating to such Acquisition Proposal or, if such Acquisition Proposal is not in writing, a reasonably detailed written description of the material terms and conditions thereof. Without limiting the Company’s other obligations under this Section 6.6, the Company shall keep Parent reasonably informed on a reasonably current basis of the status (including any material developments related thereto) of any such Acquisition Proposal, and promptly (and in any event within two Business Days after) notify Parent of any material amendments to the material terms and conditions of any such Acquisition Proposal and promptly (and in any event within two Business Days after) provide to Parent copies of all proposed written agreements relating to an Acquisition Proposal received by the Company or its Representatives. The Company agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, this Section 6.6.

(d) Notwithstanding anything in this Section 6.6 to the contrary, but subject to Section 6.6(e), at any time prior to the Company Shareholder Approval being obtained, the Company Board of Directors may:

(i) make a Change of Recommendation (only of the type contemplated by Section 6.6(a)(iv) or Section 6.6(a)(v)) in response to an Intervening Event if the Company Board of Directors has determined in good faith after consultation with the Company’s outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law, or

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(ii) make a Change of Recommendation (of the type contemplated by Section 6.6(a)(iv) or Section 6.6(a)(v)) and cause the Company to terminate this Agreement pursuant to and in accordance with Section 8.1(h) in order to enter into a definitive agreement providing for an unsolicited Acquisition Proposal received after the date of this Agreement (which, for the avoidance of doubt, did not result from a breach of Section 6.6(a)(i) or (ii) and such Acquisition Proposal is not withdrawn) if the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors that such Acquisition Proposal constitutes a Superior Proposal; provided, that notwithstanding anything to the contrary herein, neither the Company nor any Company Subsidiary shall enter into any Company Acquisition Agreement unless this Agreement has been terminated in accordance with Section 8.1.

(e) Prior to the Company taking any action permitted:

(i) under Section 6.6(d)(i), (A) the Company shall provide Parent with three Business Days’ prior written notice advising Parent that the Company Board of Directors intends to effect a Change of Recommendation and specifying, in reasonable detail, the reasons therefor, (B) during such three-Business Day period (which period shall expire at 11:59 p.m., Eastern Time, on the third Business Day), the Company shall cause its executive officers and direct its other Representatives to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement in a manner that would obviate the need to effect a Change of Recommendation, and (C) at the end of such three-Business Day period the Company Board of Directors again makes the determination under Section 6.6(d)(i) (after in good faith taking into account any amendments to this Agreement proposed by Parent), or

(ii) under Section 6.6(d)(ii), (A) the Company shall provide Parent with three-Business Days’ prior written notice advising Parent that the Company Board of Directors intends to take such action and specifying the material terms and conditions of the Acquisition Proposal, including a copy of any proposed definitive documentation, (B) during such three-Business Day period (which period shall expire at 11:59 p.m., Eastern Time, on the third Business Day), the Company shall cause its executive officers and direct its other Representatives to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal, and (C) at the end of such three-Business Day period the Company Board of Directors again makes the determination under Section 6.6(d)(ii) (after in good faith taking into account the amendments to this Agreement proposed by Parent).

With respect to Section 6.6(e)(ii), if there are any material amendments, revisions, or changes to the material terms of any such Superior Proposal (including any revision to the amount, form, or mix of consideration Company Shareholders would receive as a result of the Superior Proposal), the Company shall notify Parent of each such amendment, revision, or change in compliance with Section 6.6(c) and the applicable four-Business Day period shall be extended until at least two Business Days after the time that Parent receives notification from the Company of each such revision, and the Company Board of Directors shall not take any such action permitted under Section 6.6(d)(ii) prior to the end of any such period (which period shall expire at 11:59 p.m., Eastern Time, on the applicable day) as so extended in accordance with the terms of this Section 6.6(e).

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(f) Nothing in this Agreement shall prohibit the Company or the Company Board of Directors from (i) taking and disclosing to Company Shareholders a position contemplated by Rules 14d-9 or 14e-2(a) promulgated under the Exchange Act, (ii) making any “stop, look and listen” communication to Company Shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or (iii) making any disclosure to Company Shareholders with regard to an Acquisition Proposal if the Company Board of Directors has determined in good faith after consultation with the Company’s outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law, which actions, in the case of clauses (i)-(iii), shall not constitute or be deemed to constitute a Change of Recommendation so long as any such disclosure (x) with respect to clauses (i) and (iii) only, includes an express reaffirmation of the Company Board Recommendation, without any amendment, withdrawal, alteration, modification, or qualification thereof and (y) does not include any statement that constitutes, and does not otherwise constitute, a Change of Recommendation.

6.7 Preparation of the Proxy Statement: Company Shareholders Meeting.

(a) As promptly as reasonably practicable after the execution of this Agreement but in no event later than ten (10) days after the date hereof, the Company shall prepare and distribute to Parent a preliminary proxy statement and the Company shall consider in good faith any comments reasonably proposed by Parent for inclusion therein. The Company shall, in no event later than fifteen (15) days after the date hereof, prepare and file with the SEC the preliminary proxy statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the preliminary proxy statement and shall promptly provide Parent with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the preliminary proxy statement. Each of the Company and Parent shall use their respective commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect to the preliminary proxy statement. Prior to filing any amendment or supplement thereto to the preliminary proxy statement, or responding to any comments of the SEC with respect thereto, subject to approval of the SEC or its staff, the Company shall provide Parent a reasonable opportunity to review and comment on such document or response (which comments shall be considered by the Company in good faith), and to the extent practicable, the Company will provide Parent with the opportunity to participate in any substantive calls between the Company or any of its representatives and the SEC concerning the preliminary proxy statement, except, in each case, to the extent such disclosure relates to an Acquisition Proposal or a Change of Recommendation. Each of the Parent Entities shall furnish to the Company all information as may be reasonably requested by the Company in connection with the preparation, of the Proxy Statement and provide such other assistance as may be reasonably requested by the Company. The Company shall file the Proxy Statement with the SEC and cause the Proxy Statement to be mailed to its stockholders of record.

(b) If, at any time prior to the receipt of the Company Shareholder Approval, any information relating to Parent or the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent or the Company which should be set forth in an amendment or supplement to the Proxy Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, at the time and in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other Party to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by applicable Law, disseminated to Company Shareholders.

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(c) Subject to the earlier termination of this Agreement in accordance with Section 8.1, the Company shall (i) as promptly as reasonably practicable conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Shareholders Meeting and (ii) duly call, give notice of, convene, and hold a meeting of Company Shareholders for the purpose of seeking the Company Shareholder Approval (as it may be adjourned or postponed as provided below, the “Company Shareholders Meeting”) as soon as reasonably practicable after the date on which the Company learns that the Proxy Statement will not be reviewed or that the SEC has no further comments thereon, and the Company shall submit such proposal to Company Shareholders at the Company Shareholders Meeting and shall not submit any other proposal to Company Shareholders in connection with the Company Shareholders Meeting (other than an advisory vote regarding merger-related compensation and a customary proposal regarding adjournment of the Company Shareholders Meeting and, if the Company Shareholders Meeting is also the Company’s annual shareholder meeting, proposals customarily brought in connection with the Company’s annual shareholder meeting) without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned, or delayed). The Company agrees to provide Parent with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports in the last seven days prior to the Company Shareholders Meeting) and to give written notice (which, for the avoidance of doubt, may be given via email) to Parent one day prior to, and on the date of, the Company Shareholders Meeting, indicating whether, as of such date, sufficient proxies representing the requisite vote of the Company Shareholders have been obtained.

(d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not adjourn or postpone the Company Shareholders Meeting without Parent’s prior written consent; provided that without Parent’s prior written consent, the Company may make one or more successive adjournments or postponements of the Company Shareholders Meeting (i) after consultation with Parent, to the extent necessary to ensure that any supplement or amendment to the Proxy Statement required by Law is provided to the Company Shareholders within a reasonable amount of time in advance of the Company Shareholders Meeting or (ii) if there are not sufficient affirmative votes in person or by proxy at such meeting to constitute a quorum at the Company Shareholders Meeting or to obtain the Company Shareholder Approval, to allow reasonable additional time for solicitation of proxies for purposes of obtaining a quorum or the Company Shareholder Approval; provided that, unless agreed to in writing by Parent, each such adjournment or postponement shall be for a period of no more than ten Business Days; provided that no postponement contemplated by this clause (ii) shall be permitted if it would require a change to the record date for the Company Shareholders Meeting. Unless the Company Board of Directors has validly made a Change of Recommendation in accordance with Section 6.6, the Company shall use its reasonable best efforts to (A) solicit from Company Shareholders proxies in favor of the adoption of this Agreement and (B) take all other action reasonably necessary or advisable to secure the Company Shareholder Approval, including by including the Company Board Recommendation in the Proxy Statement. Notwithstanding any Change of Recommendation validly made in accordance with Section 6.6, unless this Agreement is terminated in accordance with its terms, (x) the Company Shareholders Meeting shall be convened and this Agreement shall be submitted to the Company Shareholders for approval at the Company Shareholders Meeting, and nothing contained herein shall be deemed to relieve the Company of such obligation and (y) all other obligations of the Parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure, or communication to the Company of any Acquisition Proposal (whether or not a Superior Proposal), except as expressly set forth herein.

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6.8 Section 16 Matters. Prior to the Effective Time, the Company shall take actions reasonably necessary to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.9 Takeover Statutes. The Parties shall use, and shall cause the members of their respective Boards of Directors to use, their respective reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other Transactions and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other Transactions. No Change of Recommendation shall change, or be deemed to change, or permit the Company or the Company Board of Directors to change, in any manner or respect, the approval of the Company Board of Directors for purposes of causing any Takeover Statute to be inapplicable to the Merger or any of the other Transactions.

6.10 Delisting. Each of the Parties agrees to cooperate with the other Parties in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from the NYSE and terminate its registration under the Exchange Act; provided that such delisting and termination shall not be effective until at or after the Effective Time.

6.11 Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement. For the avoidance of doubt, any violation of the obligations of Merger Sub under this Agreement shall also be deemed to be a breach of this Agreement by Parent. Between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, Merger Sub shall not, and Parent shall not permit Merger Sub to, engage in any activity of any nature except as provided in, expressly contemplated by, or in furtherance of the Transactions.

6.12 Employee Matters.

(a) Parent shall assume, honor and fulfill all obligations under the Company Plans in accordance with their terms as in effect immediately prior to the date hereof or as subsequently amended or terminated as permitted pursuant to the terms of such Company Plans and this Agreement.

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(b) Effective as of the Effective Time and through the twelve (12) month anniversary of the Effective Time, Parent shall provide to each employee of the Company or a Company Subsidiary who continues to be employed by Parent or any Subsidiary thereof following the Closing (each, a “Continuing Employee”), (i) base salary or wage rate, bonus and other cash incentive compensation opportunities, that are no less favorable than the base salary or wage rate, bonus and other cash incentive compensation opportunities provided to such Continuing Employee immediately prior to the Closing or provided to similarly-situated employees of Parent and its Subsidiaries, in Parent’s sole discretion, and (ii) employee benefits (including severance and health and welfare benefits, but excluding defined benefit pension plan benefits) that are, in the aggregate, no less favorable to such Continuing Employee than those Company Plans set forth on Section 4.16 of the Company Disclosure Letter as in effect immediately prior to the Closing or the employee benefit plans of Parent and its Subsidiaries providing benefits to similarly-situated employees of Parent and its Subsidiaries, in Parent’s sole discretion.

(c) For all purposes (including purposes of vesting, eligibility to participate and level of benefits, but expressly not for the purpose of extending the period set forth in Section 6.12(b) or the items covered therein and excluding any equity based compensation plan and long-term incentive plan) under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee shall, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Company Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time (other than any administrative delays in connection with any transition to any New Plan), in any and all New Plans to the extent coverage under such New Plan is of the same type as the Company Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii)(A) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits to any Continuing Employee, Parent or its applicable Subsidiary shall use its commercially reasonable efforts to cause all preexisting condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and (B) Parent and its applicable Subsidiary shall use commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

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(d) Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent or any Affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent or any Affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, subject to the terms of any Company Plan. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.12 shall (i) be deemed or construed to be an amendment or other modification of any Company Plan or employee benefit plan of Parent or Merger Sub or (ii) create any Third Party rights in any current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).

6.13 Director and Officer Indemnification and Insurance.

(a) For six years from and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless all past and present directors and officers of the Company and the Company Subsidiaries and all current and former holders of security holders of the Company that have or had a right to appoint any of the foregoing (the persons entitled to be indemnified pursuant to such provisions, and all other current and former directors, managers and officers of the Company and the Company Subsidiaries, and all current and former holders of securities of the Company or any Company Subsidiary that have or had a right to appoint any of the foregoing, being referred to collectively as the “Indemnified Parties”) against any costs or expenses (including advancing attorneys’ fees and expenses prior to the final disposition of any actual or threatened claim, suit, Proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable Law or the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable)), judgments, fines, losses, claims, damages, liabilities, and amounts paid in settlement in connection with any actual or threatened Proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions), whether asserted or claimed prior to, at, or after the Effective Time, in connection with such Persons serving as a director, officer, employee, or other fiduciary of the Company or any Company Subsidiary or of any other Person if such service was at the request or for the benefit of the Company or any Company Subsidiary, to the fullest extent permitted by applicable Law or the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Persons in existence on the date of this Agreement. The Parties agree that all rights to elimination of liability, indemnification, and advancement of expenses for acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the Indemnified Parties as provided in the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or in any indemnification agreement of the Company or a Company Subsidiary with any Indemnified Party in existence on the date of this Agreement, shall continue in full force and effect in accordance with the terms thereof, and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of such Indemnified Parties, except to the extent, and only to the extent, required by applicable Law. Notwithstanding anything herein to the contrary, if any Indemnified Party notifies the Surviving Corporation on or prior to the sixth anniversary of the Effective Time of a matter in respect of which such Person intends in good faith to seek elimination of liability, indemnification or advancement of expenses pursuant to this Section 6.13, the provisions of this Section 6.13 shall continue in effect with respect to such matter until the final disposition of all Proceedings relating thereto.

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(b) For six years after the Effective Time, Parent shall cause to be maintained in effect the provisions in (i) Company Governing Documents and (ii) any indemnification agreement of the Company or a Company Subsidiary with any Indemnified Party in existence on the date of this Agreement, except to the extent that such agreement provides for an earlier termination, in each case, regarding elimination of liability, indemnification of officers, directors, and employees and advancement of expenses that are in existence on the date hereof, and no such provision shall be amended, modified, or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions).

(c) At or prior to the Effective Time, the Company shall purchase a six-year prepaid “tail” policy on terms and conditions providing coverage retentions, limits, and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and the Company Subsidiaries with respect to matters arising at or prior to the Effective Time.

(d) The rights of indemnification and to receive advancement of expenses as provided by this Section 6.13 shall not be deemed exclusive of any other rights to which any Indemnified Party may at any time be entitled. No right or remedy herein conferred by this Agreement is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law or in equity, under contract or otherwise. The assertion of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion of any other right or remedy. Parent hereby acknowledges that the Indemnified Parties have or may, in the future, have certain rights to indemnification, advancement of expenses and/or insurance provided by other Persons.

(e) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.13. The rights and obligations under this Section 6.13 shall survive consummation of the Merger and shall not be terminated or amended in a manner that is adverse to any Indemnified Party without the written consent of such Indemnified Party. The Parties acknowledge and agree that the Indemnified Parties shall be third-party beneficiaries of this Section 6.13, each of whom may enforce the provisions thereof.

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6.14 Financing Cooperation.

(a) Subject to Section 6.14(f), until the earlier of the Closing and such time as this Agreement is terminated in accordance with ARTICLE VIII, the Company shall, and shall cause the Company Subsidiaries to, use its and their reasonable best efforts to, and shall direct its and their respective Representatives to, provide customary cooperation and customary financial information, in each case that is reasonably requested by Parent in connection with any financing contemplated by the Debt Commitment Letter (including for the avoidance of doubt, the Debt Financing) (it being understood and agreed that the receipt of any such financing is not a condition to the Merger or any of its other obligations under this Agreement), including using commercially reasonable efforts to: (i) participate in, and assist with, customary marketing efforts and marketing materials (including rating agency presentations, if applicable) for a financing of the type contemplated by the Debt Commitment Letter; (ii) execute and deliver any definitive financing documents, including any amendments, joinders, guarantees, pledge documents, security documents and other definitive financing documents (including, assuming the representations in Section 5.6 are correct, a solvency certificate of the chief financial officer of the Company in the form attached to the Debt Commitment Letter) and otherwise facilitating the pledging of, and the granting, recording and perfection of security interests in, the collateral (including, to the extent applicable, delivery of securities and share certificates); (iii) furnish to the Debt Financing Sources at least three (3) Business Days prior to the Closing Date (to the extent in writing requested at least ten (10) Business Days prior to the Closing Date) all documentation and other information required by regulatory authorities under applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the PATRIOT Act; (iv) provide such other financial information regarding the Company or the Company Subsidiaries as shall be reasonably requested by Parent, Merger Sub or the Debt Financing Sources in connection with the Debt Financing; and (v) take such corporate actions as shall be reasonably requested to authorize and permit the consummation of the Debt Financing and to permit the proceeds thereof to be made available to finance the transactions contemplated in this Agreement (subject to any limits on the use of proceeds set forth herein); provided, that (x) none of the Company, the Company Subsidiaries or their Representatives or their Affiliates shall have, or be required to incur, any Liability or any obligation under any agreement or document related to the Financing, or to pay any commitment or similar fee or make any other payment or provide or agree to provide an indemnity in connection with the foregoing, in each case, the effectiveness of which is not conditioned upon the occurrence of the Closing Date; and (y) no party shall be required pursuant to this Section 6.14(a) to take any action that would reasonably be expected to result in the contravention of, or that would reasonably be expected to result in a violation of any applicable Laws or of any contracts binding on such party or its property.

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(b) Parent shall indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives and Affiliates from and against any and all liabilities or losses suffered or incurred by them in connection with any action taken pursuant to this Section 6.14 and any information provided pursuant to this Section 6.14, except in the event such liabilities or losses arose out of or result from the (i) willful misconduct, gross negligence, or bad faith of the Company, the Company Subsidiaries or any of their respective Representatives, or (ii) (A) any material breach by the Company, the Company Subsidiaries or any of their respective Representatives under this Agreement or (B) any material misstatement or omission of material fact in information provided, in writing, to Parent or the Debt Financing Sources by the Company, the Company Subsidiaries or their respective Representatives or Affiliates. If this Agreement is terminated pursuant to Section 8.1(b), Parent shall, promptly upon request by the Company, reimburse the Company and the Company Subsidiaries for all reasonable and documented out-of-pocket costs actually incurred by the Company and the Company Subsidiaries (including those of its Representatives) in connection with taking action required or requested by Parent pursuant to this Section 6.14, except in the event such costs arose out of or result from the willful misconduct, gross negligence, or bad faith of the Company and the Company Subsidiaries, or any of their respective Representatives. For the avoidance of doubt, the Parties acknowledge and agree that the provisions contained in this Section 6.14 represent the sole obligation of the Company, the Company Subsidiaries and their respective Affiliates and Representatives with respect to cooperation in connection with the arrangement of the Financing and no other provision of this Agreement (including the Exhibits and the Company Disclosure Letter) shall be deemed to expand or modify such obligations.

(c) Until the earlier of the Closing and such time as this Agreement is terminated in accordance with ARTICLE VIII, each of Parent and Merger Sub shall use its reasonable best efforts to do, or cause to be done, all things necessary to arrange and obtain the Financing on the terms and conditions described in the Commitment Letters (including the “flex” provisions contained in any fee letters), including by using reasonable best efforts to: (i) maintain in effect the Commitment Letters; (ii) negotiate as promptly as possible, and enter into, definitive agreements relating to the Debt Financing at or prior to the Closing; (iii) satisfy (or obtain a waiver thereof) and to cause their Representatives to satisfy, on a timely basis all conditions applicable to Parent, Merger Sub or their respective Representatives in the Commitment Letters; (4) assuming that all conditions contained in the Debt Commitment Letter have been satisfied or waived, cause the Debt Financing to be consummated at or prior to the Closing; (5) enforce its rights under the Commitment Letters; and (6) comply with its obligations under the Commitment Letters. Parent and Merger Sub shall keep the Company and its Representatives informed on a reasonably current basis and in reasonable detail with respect to all material activity concerning the status of its efforts to obtain the Financing. Without limiting the generality of the foregoing, Parent and Merger Sub shall give the Company prompt written notice of (i) any material breach, default, termination or repudiation by Parent, or any other party thereto of which Parent or Merger Sub becomes actually aware, under the Commitment Letters, (ii) the receipt by Parent or Merger Sub of any written notice from any Debt Financing Source or Equity Investor with respect to any actual or potential material breach, termination or repudiation by such party to the Commitment Letters, of any provisions thereto, including with respect to any material dispute related to any Financing with respect to the obligation of the Debt Financing Sources to fund the Debt Financing or the Equity Investors to fund the Equity Financing, in each case, on the Closing Date and (iii) if at any time for any reason Parent or Merger Sub believes in good faith that it will not be able to obtain all or any portion of the Financing on the terms and conditions contemplated by the Commitment Letters or definitive agreements related to the Financing. Parent shall promptly provide any information reasonably requested by the Company and its Representatives relating to the Financing.

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(d) Neither Parent nor Merger Sub shall agree to, or permit, without the prior written consent of the Company, any assignment, amendment, supplement or modification to be made to, replacement, restatement or substitution of, or any waiver by Parent or Merger Sub of any material provision or remedy under, the Commitment Letters (including with respect to any alternative financing intended to replace or be substituted for, in whole or in part, any portion of the Financing) if such assignment, amendment, supplement, modification, replacement, restatement, substitution or waiver would reasonably be expected to (1) reduce the aggregate amount of the net cash proceeds of the Financing to be funded on the Closing Date, to an amount less than the Required Amount, (2) impose new or additional conditions precedent or otherwise expand, amend or modify any of the conditions precedent to the receipt of the Financing, in each case in a manner that could reasonably be expected to prevent, impede or delay the consummation of the Financing (the prohibited conditions described in this clause (2) are referred to herein as “Prohibited Conditions”), (3) adversely and materially impact the ability of Parent to enforce its rights against other parties to the Commitment Letters with respect to the Financing, or (4) prevent or impede or delay the consummation of the transactions contemplated by this Agreement; provided that Parent may amend, modify, assign, supplement, substitute, replace or restate the Commitment Letters to add (A) lenders, lead arrangers, book runners, syndication agents and similar entities, or (B) increase the aggregate amount of the Financing, subject to the foregoing clauses (1) through (4).

(e) In the event that any portion of the Debt Financing becomes unavailable in the manner or from the sources contemplated in the Debt Commitment Letters for any reason whatsoever, then (i) Parent shall promptly so notify the Company of such event and the reason therefor and (ii) Parent and Merger Sub shall use reasonable best efforts to arrange and obtain, and negotiate and enter into commitment letters and/or definitive agreements with respect to, alternative financing arrangements in an amount at least equal to the amount, when added with the Equity Financing, sufficient to pay the Required Amount and which is not subject to any conditions constituting Prohibited Conditions, as promptly as practicable following the occurrence of such event (and in any event no later than the Closing Date) (A) on terms and conditions not materially less favorable in the aggregate to Parent and Merger Sub than those contained in the Debt Commitment Letter, (B) containing conditions to draw, conditions to Closing and other terms that would reasonably be expected to affect the availability thereof that (1) are not, in any material respect, more onerous than those conditions and terms contained in the Debt Commitment Letter, and (2) would not reasonably be expected to delay the Closing or make the Closing materially less likely to occur. Parent and Merger Sub shall not be required to (x) pay fees in excess of one hundred fifty percent (150%) above those contemplated by the Debt Commitment Letter as in effect on the date of this Agreement, taking into account any flex terms, or (y) seek equity financing from any Person other than the Equity Investors or in an amount in excess of the Equity Financing contemplated by the Equity Commitment Letter as of the date hereof. Parent shall promptly deliver to the Company a true and complete fully executed new financing commitment letter with respect to such alternative financing. In the event any alternative debt financing is obtained, arranged or committed to, the term “Debt Financing” as used in this Agreement shall be deemed to include any such alternative financing (in lieu of the portion of the Debt Financing replaced thereby), the term “Debt Financing Sources” and “Investors”, as applicable, shall include the financial institutions and other Persons providing the alternative debt financing and the term “Debt Commitment Letter” as used in this Agreement shall be deemed to include any new debt financing commitment letter(s), related term sheets and redacted fee letters obtained by Parent in respect of any such alternative financing.

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(f) Notwithstanding anything to the contrary in Section 6.14(a), (i) none of the Company, the Company Subsidiaries nor their respective Representatives shall be required to take any action that would (A) reasonably be expected to conflict with, violate, breach or otherwise contravene their respective organizational documents, (B) in the good faith determination of the Company, the Company Subsidiaries or their respective Representatives, as applicable, materially and adversely interfere with the business or operations of the Company, the Company Subsidiaries or their respective Representatives, (C) cause any condition to Closing set forth in ARTICLE VII to not be satisfied or otherwise cause any breach of this Agreement, (D) require delivery of any legal opinions or accountants’ cold comfort letters or reliance letters, (E) subject any director, manager, officer or employee of the Company, the Company Subsidiaries or their respective Representatives to any actual or potential personal liability, (F) provide any information consisting of attorney work product or to the extent the provision thereof would reasonably be expected to result in the waiver of legal privilege, (G) require the delivery of any projections or pro forma financial statements to any third parties (other than the Debt Financing Sources), provided, however, that any such projections delivered to the Debt Financing Sources (x) shall be providing in the ordinary course of business, (y) shall be in form and substance consistent with the Company’s past practices, and (z) shall not be required to address any period beyond one (1) year after the date of delivery of such projections, (H) require the delivery of any financial statements in a form or subject to a different standard than those provided to Parent on or prior to the date hereof, or (I) require the Company or any Company Subsidiary to authorize any corporate action or execute any agreement that would be effective or operative prior to Closing, and (ii) upon the occurrence of the Closing Date, no Affiliate of the Company (other than the Company and the Company Subsidiaries on or after the Closing) shall be required to execute, deliver or enter into definitive documentation relating to the Financing.

(g) No later than two Business Days prior to the Closing Date, the Company shall transfer, to a newly opened Emigrant Bank account (the “Emigrant Account”), an amount of cash equal to at least $17,500,000 but no more than $20,000,000, provided, however, if Parent expressly consents in writing to any action or inaction by the Company pursuant to Section 6.1(b) that results in the Company maintaining an amount in Cash that is less than $17,500,000, the Company may transfer such reduced amount to the Emigrant Account. No transfer of cash to the Emigrant Account pursuant to this Section 6.14(g) shall be deemed to be a breach of Section 6.1.

ARTICLE VII

CONDITIONS PRECEDENT

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each Party to consummate the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in writing in whole or in part by the Parent Entities and the Company, to the extent permitted by applicable Law:

(a) Company Shareholder Approval. The Company shall have obtained the Company Shareholder Approval.

(b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction, or other judgment or order issued by any federal or state court of competent jurisdiction (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting the consummation of the Merger, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Authority of competent jurisdiction that, in any such case, prohibits or makes illegal the consummation of the Merger.

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7.2 Conditions to Obligations of the Parent Entities. The obligations of the Parent Entities to consummate the Merger shall further be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in writing in whole or in part by Parent, to the extent permitted by applicable Law:

(a) Representations and Warranties.

(i) (A) The representations and warranties of the Company set forth in the three sentences of Section 4.1(a) (Due Organization and Qualification), Section 4.2 (Power and Authority; Authorization), Section 4.3(a)(i) (No Violation), Section 4.5 (Subsidiaries), Section 4.22 (Brokers), and Section 4.23 (Takeover Statutes) (1) that are qualified by materiality or Company Material Adverse Effect shall be true and correct in all respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date) (2) that are not qualified by materiality or Company Material Adverse Effect shall be true and correct in all material respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date); and (B) the representations and warranties of the Company set forth in Section 4.4 (Capitalization) shall be true and correct in all respects except for de minimis inaccuracies as of the Closing as though made as of the Company Capitalization Date; and

(ii) the other representations and warranties of the Company set forth in ARTICLE IV that are not listed in the immediately preceding subsection (i) (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) shall be true and correct in all respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Performance of Obligations. Except as expressly provided in Section 6.6(d), the Company shall have performed or complied, in all material respects, with the obligations, covenants, and agreements required to be performed or complied with by it under this Agreement by the time of the Closing.

(c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have been and be continuing to exist any Company Material Adverse Effect.

(d) Company Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date, signed on behalf of the Company by the chief executive officer or chief financial officer of the Company certifying that each of the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) has been satisfied.

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(e) FIRPTA Certificate. The Company shall have delivered a properly completed and executed certification in form and substance required under the Treasury Regulations issued pursuant to Section 1445 of the Code, stating that the Company is not and has not been a “United States real property holding corporation” (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and a copy of the notice of such certification to be sent to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice and a copy of the certification to the IRS on behalf of the Company after Closing.

7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger shall further be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in writing in whole or in part by the Company, to the extent permitted by applicable Law:

(a) Representations and Warranties.

(i) The representations and warranties of the Parent Entities set forth in Section 5.1 (Due Organization and Qualification), Section 5.2 (Power and Authority; Authorization), Section 5.4 (Ownership and Prior Operations of Merger Sub), Section 5.5 (Financing) and Section 5.7 (Stock Ownership) (A) that are qualified by materiality or Parent Material Adverse Effect shall be true and correct in all respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date) and (B) that are not qualified by materiality or Parent Material Adverse Effect shall be true and correct in all material respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date); and

(ii) the other representations and warranties of the Parent Entities set forth in ARTICLE V that are not listed in the immediately preceding subsection (i) (without giving effect to any qualification as to materiality or Parent Material Adverse Effect contained therein) shall be true and correct in all respects as of the Closing as though made as of the Closing (except representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Parent Material Adverse Effect contained therein) have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or a material adverse effect on the ability of the Parent Entities to consummate the Transactions, including the Merger.

(b) Performance of Obligations. Except as expressly provided in Section 6.6(d), each of the Parent Entities shall have performed or complied, in all material respects, with the obligations, covenants, and agreements required to be performed or complied with by them or either of them under this Agreement by the time of the Closing.

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(c) Parent Officer’s Certificate. The Company shall have received a certificate, dated as of the Closing Date, signed on behalf of Parent by the chief executive officer or chief financial officer of Parent certifying that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) has been satisfied.

ARTICLE VIII

TERMINATION

8.1 Termination. Subject to the provisions of this ARTICLE VIII, this Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time as follows:

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company if the Closing has not occurred on or before September 21, 2023 (as extended, the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party whose action or failure to fulfill any obligation under this Agreement has been a proximate cause of the failure of the Transactions to be consummated by the Outside Date and such action or failure to act constitutes a material breach of this Agreement;

(c) by Parent, in the event that (i) the Company shall have breached, failed to perform, or violated its covenants or agreements under this Agreement or (ii) any of the representations and warranties of the Company set forth in this Agreement shall have become inaccurate, in either case of clause (i) or (ii) in a manner that would give rise to the failure of a condition set forth in Section 7.2(a), Section 7.2(b), or Section 7.2(c) and such breach, failure to perform, violation or inaccuracy is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, is not cured by the Company before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) the 30th calendar day following receipt of written notice from Parent of such breach, failure to perform, violation or inaccuracy; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(c) if Parent or Merger Sub is then in breach of any of its representations, warranties, covenants, or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(d) by the Company, in the event that (i) Parent or Merger Sub shall have breached, failed to perform or violated their respective covenants or agreements under this Agreement or (ii) any of the representations and warranties of Parent or Merger Sub set forth in this Agreement shall have become inaccurate, in either case of clause (i) or (ii) in a manner that would give rise to the failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and such breach, failure to perform, violation or inaccuracy is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, is not cured by Parent or Merger Sub, as applicable, before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) the 30th calendar day following receipt of written notice from the Company of such breach, failure to perform, violation or inaccuracy; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in breach of any of its representations, warranties, covenants, or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c);

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(e) by either Parent or the Company if any Restraint, having any of the effects set forth in Section 7.1(b), shall have become final and non-appealable and remains in effect; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to any Party whose action or failure to fulfill its obligations under Section 6.4 has been a proximate cause of such Restraint or of such Restraint becoming final and non-appealable;

(f) by Parent, if, prior to obtaining the Company Shareholder Approval, (i) the Company Board of Directors shall have effected a Change of Recommendation (whether or not in compliance with this Agreement) or (ii) the Company shall be in willful breach of Section 6.6(a);

(g) by either the Company or Parent, if the Company Shareholder Approval shall not have been obtained at the Company Shareholders Meeting duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the adoption of this Agreement was taken;

(h) by the Company in order to effect a Change of Recommendation (of the type contemplated by Section 6.6(a)(iv) or Section 6.6(a)(v)) and substantially concurrently enter into a definitive agreement providing for a Superior Proposal; provided, that (i) the Company has complied in all material respects with the terms of Section 6.6(a)(i) and (ii) and Section 6.6(e), and (ii) substantially concurrently with or prior to (and as a condition to) the termination of this Agreement, the Company pays to Parent the Company Termination Fee; or

(i) by the Company, if (i) the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or (to the extent permissible under applicable Law) waived in accordance with this Agreement, (ii) the Company has indicated in writing that the Company is ready and willing to consummate the Merger and ready, willing and able to take all action within its control to consummate the Merger, (iii) Parent and Merger Sub fail to consummate the Merger within two Business Days of the date on which the Closing should have occurred pursuant to Section 2.2 and (iv) during such two Business Day period described in clause (iii), the Company stood ready, willing and able to consummate the Merger and the other transactions contemplated hereby.

8.2 Effect of Termination.

(a) In the event of the termination of this Agreement as provided in Section 8.1, written notice thereof shall forthwith be given to the other Party or Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of the Parent Entities or the Company, except that the Confidentiality Agreement, Section 6.14(b), this Section 8.2, and ARTICLE IX (excluding Sections 9.3 and 9.5) shall survive termination; provided, that nothing herein shall relieve any Party from liability for Fraud prior to such termination.

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(b) Termination Fees.

(i) If (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b) or Section 8.1(g), (B) after the date hereof and prior to the date of such termination (or prior to the Company Shareholder Approval in the case of termination pursuant to Section 8.1(g)), a bona fide Acquisition Proposal is publicly disclosed (whether by the Company or a Third Party), and is not publicly withdrawn at least three Business Days prior to the earlier of the date of the Company Shareholders Meeting and the date of such termination and (C) within eight (8) months of such termination, an Acquisition Proposal is consummated or a definitive agreement with respect to an Acquisition Proposal is entered into, then on or prior to the date any such Acquisition Proposal is consummated, the Company shall pay to Parent a fee of Nine Hundred Thousand dollars ($900,000) in cash (the “Company Termination Fee”). Solely for purposes of this Section 8.2(b)(i), the term “Acquisition Proposal” shall have the meaning assigned to such term in Annex I, except that all references to “15%” and “85%” therein shall be deemed to be references to “50%.”

(ii) If Parent terminates this Agreement pursuant to Section 8.1(f), within two Business Days after such termination, the Company shall pay to Parent the Company Termination Fee.

(iii) If the Company terminates this Agreement pursuant to Section 8.1(h), substantially concurrently with or prior to such termination, the Company shall pay to Parent the Company Termination Fee.

(iv) If the Company terminates this Agreement pursuant to Section 8.1(i) (or pursuant to any provision of Section 8.1 under circumstances in which the Company would have been entitled to terminate the Agreement pursuant to Section 8.1(i)), Parent shall pay to the Company a fee of One Million Eight Hundred Sixty-Three Thousand One Hundred Seventy dollars and Thirty-Four cents ($1,863,170.34) in cash (the “Parent Termination Fee”) within two Business Days after such termination.

(v) In the event any amount is payable (A) by the Company pursuant to the preceding subsections (i), (ii) or (iii), or (B) by Parent pursuant to the preceding subsection (iv), such amount shall be paid by wire transfer of immediately available funds to an account designated in writing by Parent or the Company, as the case may be (which account shall be designated by Parent or the Company, as the case may be, upon request by the other Party to allow the Company or Parent, as the case may be, to pay or cause to be paid to Parent any amounts payable hereunder within the time periods required by this Section 8.2). For the avoidance of doubt, in no event shall the Company be obligated to pay the Company Termination Fee or Parent be obligated to pay the Parent Termination Fee, as the case may be, on more than one occasion.

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(c) If Parent terminates this Agreement pursuant to Section 8.1(c), the Company shall, promptly upon request by Parent, reimburse Parent and Merger Sub for all reasonable and documented out-of-pocket costs actually incurred by Parent and Merger Sub (including those of its Representatives) in connection with the transactions contemplated by this Agreement. In no event shall the amount paid by the Company to Parent hereunder exceed the amount of the Company Termination Fee.

(d) Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the Transactions and that, without these agreements, the Parties hereto would not enter into this Agreement. Each Party further acknowledges that the Company Termination Fee and the Parent Termination Fee, as applicable, shall not a penalty, but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In addition, if the Company or Parent, as applicable, fails to pay in a timely manner any amount due pursuant to Section 8.2(b), then (i) the payor Party shall reimburse the payee Party for all reasonable out-of-pocket costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amounts, including in connection with any related Proceedings commenced and (ii) the payor Party shall pay to the payee Party interest on the amounts payable pursuant to Section 8.2(b) from and including the date payment of such amounts were due to but excluding the date of actual payment at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made.

(e) Notwithstanding anything to the contrary in this Agreement, except the right to seek monetary damages for Fraud (solely as it relates to the representations and warranties expressly made in ARTICLE IV) occurring prior to the termination of this Agreement pursuant to Section 8.1, and without limiting the Parent Entities’ right to specific performance in accordance with Section 9.11, (A) the Company Termination Fee (and any other amounts expressly contemplated by this Section 8.2, if any) shall be the sole and exclusive monetary remedy available to the Parent Entities in connection with this Agreement and the Transactions in any circumstance in which the Company Termination Fee becomes due and payable and is paid by the Company in accordance with this Agreement, and (B) upon Parent’s receipt of the full Company Termination Fee (and any other amounts contemplated by this Section 8.2) pursuant to this Section 8.2 in circumstances in which the Company Termination Fee is payable, none of the Company, any Company Subsidiary or any of their respective former, current, or future officers, directors, partners, shareholders, managers, members, Affiliates, or agents shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the right to seek monetary damages for Fraud (solely as it relates to the representations and warranties expressly made in ARTICLE IV). For the avoidance of doubt, Parent may seek specific performance to cause the Company to consummate the Transactions in accordance with Section 9.11 and the payment of the Company Termination Fee pursuant to this Section 8.2, but in no event shall Parent be entitled to both (i) specific performance to cause the Company to consummate the Transactions in accordance with Section 9.11 and (ii) the payment of the Company Termination Fee pursuant to this Section 8.2.

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(f) Notwithstanding anything to the contrary in this Agreement, except the right to seek monetary damages for Fraud occurring prior to the termination of this Agreement pursuant to Section 8.1, and without limiting the Company’s right to specific performance in accordance with Section 9.11 (except as expressly limited therein), (A) the Parent Termination Fee (and any other amounts expressly contemplated by this Section 8.2, if any) shall be the sole and exclusive monetary remedy available to the Company in connection with this Agreement and the Transactions in any circumstance in which the Parent Termination Fee becomes due and payable and is paid by Parent in accordance with this Agreement, and (B) upon the Company’s receipt of the full Parent Termination Fee (and any other amounts contemplated by this Section 8.2) pursuant to this Section 8.2 in circumstances in which the Parent Termination Fee is payable, none of the Parent Entities or any of their respective former, current, or future officers, directors, partners, shareholders, managers, members, Affiliates, or agents shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the right to seek monetary damages for Fraud. For the avoidance of doubt, the Company may seek specific performance to cause the Parent Entities to consummate the Transactions in accordance with Section 9.11 and the payment of the Parent Termination Fee pursuant to this Section 8.2, but in no event shall the Company be entitled to both (i) specific performance to cause the Parent Entities to consummate the Transactions in accordance with Section 9.11 and (ii) the payment of the Parent Termination Fee pursuant to this Section 8.2. In no event shall the Company or its Affiliates be entitled to seek the remedy of specific performance of this Agreement against any of the Debt Financing Sources. Notwithstanding anything to the contrary in this Agreement, the Company’s right to receive payment of the Parent Termination Fee shall constitute the sole and exclusive remedy of Company and its Affiliates against the Debt Financing Sources and any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, affiliates, employees, representatives or agents.

ARTICLE IX

GENERAL PROVISIONS

9.1 Notices. All notices, requests, demands, and other communications to any Party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, or by electronic mail to the Parties at the address or electronic mail address specified below. Each notice, request, demand, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger, at such time as delivery is refused by the addressee upon presentation, or, with respect to electronic mail, upon transmission so long as there is no return error message, out of office autoreply or other notification of non-delivery received by the sender (provided that, electronic mail received after 5:00 p.m., Eastern Time, shall be deemed received on the next day). Each Party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent.

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(a) if to Parent, Merger Sub, or (after the Effective Time) the Surviving Corporation:

Maury Microwave, Inc.

c/o Artemis Capital Partners

160 Federal Street, 23rd Floor

Boston, MA 02110

E-mail: jward@artemislp.com and emilne@artemislp.com

Attention: James F. Ward and Euan Milne

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

One Oxford Centre

32nd Floor

Pittsburgh, PA 15201

Attention: Mark L. Opitz and Greer A. Longer

E-mail: mark.opitz@morganlewis.com and greer.longer@morganlewis.com if to the Company (before the Effective Time):

Wireless Telecom Group, Inc.

25 Eastmans Road

Parsippany, NJ 07054

Attention: Timothy Whelan, Chief Executive Officer

E-mail: twhelan@wtcom.com

with a copy (which shall not constitute notice) to:

Bryan Cave Leighton Paisner LLP

1290 Avenue of the Americas

New York, New York 10104-3300

Attention: Tara Newell and Aaron Lang

E-mail: tara.newell@bclplaw.com and aaron.lang@bclplaw.com

9.2 Entire Agreement; Third-Party Beneficiaries.

(a) This Agreement (together with any Exhibits, Annexes, and including the Company Disclosure Letter), the Confidentiality Agreement, and the Commitment Letters constitute the entire agreement and understanding of the Parties with respect to the Transactions and supersede all prior agreements, arrangements, and understandings relating to the subject matter hereof.

(b) Except (i) for the right of holders of shares of Company Common Stock to receive the Merger Consideration, which shall be enforceable by such holders after the Effective Time, (ii) for the rights of the holders of Company Equity Awards to receive such amounts as provided for in Section 3.4, which shall be enforceable by such holders after the Effective Time, and (iii) as provided in Section 6.13, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder. Notwithstanding the foregoing, each Debt Financing Source shall be an express third-party beneficiary with respect to Section 6.14(g) (Financing Cooperation), Section 8.2(c) (Effect of Termination), Section 8.2(f) (Effect of Termination), this Section 9.2 (Entire Agreement; Third-Party Beneficiaries), the proviso in Section 9.3(a) (Amendment and Modification; Waiver), the last sentence of Section 9.4 (Assignment), Section 9.7(c) (Governing Law; Consent to Jurisdiction), Section 9.8 (Waiver of Jury Trial), Section 9.10 (Non-Recourse), and Section 9.11(b) (Enforcement; Remedies) (the “FS Provisions”).

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9.3 Amendment and Modification; Waiver.

(a) Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each of the Parties, provided, that the FS Provisions shall not be amended, supplemented, waived, or otherwise modified without the prior written consent of the Debt Financing Sources.

(b) At any time and from time to time prior to the Effective Time, either the Company, on the one hand, or the Parent Entities, on the other hand, may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made by the other Parties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for their respective benefit contained herein. Any agreement on the part of the Parent Entities or the Company to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or the Company, as applicable. No failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

9.4 Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Notwithstanding the foregoing, Parent and Merger Sub may assign this Agreement (in whole or in part) to the Debt Financing Sources who shall be permitted to exercise any or all of the rights and remedies of Parent and Merger Sub hereunder and transfer and assign such rights to any purchaser upon foreclosure or other exercise of remedies as to such collateral assignment or security interest without the prior consent of the other parties hereto; provided, however, that no such assignment shall relieve Parent or Merger Sub of their respective obligations under this Agreement.

9.5 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.

9.6 Expenses; Transfer Taxes. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses. Except as expressly provided in Section 3.3, all transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees incurred in connection with the transaction contemplated by this Agreement shall be paid by Parent and Merger Sub when due.

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9.7 Governing Law; Consent to Jurisdiction.

(a) GOVERNING LAW. THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION, OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF, OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT) SHALL BE GOVERNED BY, ENFORCED IN ACCORDANCE WITH, AND INTERPRETED UNDER, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (EXCEPT THAT MATTERS RELATING TO THE FIDUCIARY DUTIES OF THE COMPANY BOARD OF DIRECTORS SHALL BE SUBJECT TO THE LAWS OF THE STATE OF NEW JERSEY).

(b) CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY LOCATED IN WILMINGTON, DELAWARE OR (ONLY TO THE EXTENT THE CHANCERY COURT DECLINES JURISDICTION) THE DELAWARE STATE COURTS OR THE UNITED STATES DISTRICT COURT LOCATED IN WILMINGTON, DELAWARE AND ANY APPELLATE COURT THEREFROM, OVER ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THIS CONSENT TO JURISDICTION IS BEING GIVEN SOLELY FOR PURPOSES OF THIS AGREEMENT AND IS NOT INTENDED TO, AND SHALL NOT, CONFER CONSENT TO JURISDICTION WITH RESPECT TO ANY OTHER DISPUTE IN WHICH A PARTY TO THIS AGREEMENT MAY BECOME INVOLVED. EACH PARTY CONSENTS TO PROCESS BEING SERVED BY ANY OTHER PARTY TO THIS AGREEMENT IN ANY PROCEEDING OF THE NATURE SPECIFIED IN THIS SECTION 9.7(b) BY THE MAILING OF A COPY THEREOF IN THE MANNER SPECIFIED BY THE PROVISIONS OF SECTION 9.1.

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(c) DEBT FINANCING SOURCES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT:

(i) ALL ACTIONS AGAINST THE DEBT FINANCING SOURCES IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS, INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THE FINANCING OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS, WHETHER AT LAW OR EQUITY, IN CONTRACT, IN TORT, OR OTHERWISE, WILL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK; AND

(ii) EACH OF THE PARTIES HERETO ACKNOWLEDGE AND AGREE (A) THAT ANY LEGAL PROCEEDING, WHETHER IN LAW OR IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE, INVOLVING THE DEBT FINANCING SOURCES ARISING OUT OF, OR RELATING TO, THE MERGER, THE FINANCING OR THE PERFORMANCE OF SERVICES THEREUNDER OR RELATED THERETO WILL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN AND ANY APPELLATE COURT THEREOF, AND EACH SUCH PARTY SUBMITS FOR ITSELF AND ITS PROPERTY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING TO THE EXCLUSIVE JURISDICTION OF SUCH COURT; (B) NOT TO BRING OR PERMIT ANY OF THEIR AFFILIATES TO BRING OR SUPPORT ANYONE ELSE IN BRINGING ANY SUCH LEGAL PROCEEDING IN ANY OTHER COURT; (C) THAT SERVICE OF PROCESS, SUMMONS, NOTICE, OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO THEM AT THEIR RESPECTIVE ADDRESSES PROVIDED IN ANY APPLICABLE DEBT COMMITMENT LETTER WILL BE EFFECTIVE SERVICE OF PROCESS AGAINST THEM FOR ANY SUCH LEGAL PROCEEDING BROUGHT IN ANY SUCH COURT; (D) TO WAIVE AND HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF, AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF, ANY SUCH LEGAL PROCEEDING IN ANY SUCH COURT; (E) TO WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUCH LEGAL PROCEEDING, (F) ANY SUCH LEGAL PROCEEDING WILL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; AND (G) THAT A FINAL JUDGMENT IN ANY SUCH LEGAL PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

9.8 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING THE FINANCING). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

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9.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and, unless the effect of such invalidity or unenforceability would prevent the Parties from realizing the major portion of the economic benefits of this Agreement and the Transactions that they currently anticipate obtaining therefrom, shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

9.10 Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as Parties. Except to the extent named as a Party to or a third-party beneficiary of this Agreement, and then only to the extent of the specific obligations of such Parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or Representative of any party to this Agreement will have any liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement (other than the Equity Investors to the extent set forth in the Equity Commitment Letters). Notwithstanding anything in this Agreement to the contrary, neither the Company, any Company Subsidiary, nor any of their respective Affiliates will have any rights or claims, regardless of the legal theory under which such right or claim may be asserted, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, and will not seek or support any such rights or claims against any of the Debt Financing Sources in connection with, relating to or arising out of this Agreement, the Transactions, or the Financing, and no Debt Financing Source shall have any liability to the Company, any Company Subsidiary, or any of their respective Affiliates for any obligations or liabilities of the Parties or for any claim (regardless of the legal theory under which such claim may be asserted, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory), based on, in respect of, or by reason of, this Agreement, the Transactions, or the Financing or in respect of any oral representations made or alleged to be made in connection herewith or therewith. For the avoidance of doubt, nothing in this Section 9.10 shall in any way limit or qualify (x) the rights and obligations of the Debt Financing Sources to each other thereunder or in connection therewith or (y) the rights of the Company to make a claim against Parent under the Confidentiality Agreement for any breach thereof by any Debt Financing Source.

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9.11 Enforcement; Remedies.

(a) Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b) The Parties agree that irreparable injury, for which monetary damages (even if available) would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the Merger or the other Transactions) is not performed, or is threatened to be not performed, in accordance with its specific terms or is otherwise breached. Accordingly, it is agreed that, in addition to any other remedy that may be available to it at law or in equity, including monetary damages, each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and any further equitable relief, in each case in accordance with Section 9.7, this being in addition to any other remedy to which such Party is entitled under the terms of this Agreement. Notwithstanding anything herein to the contrary, it is hereby acknowledged and agreed that unless this Agreement is validly terminated in accordance with Section 8.1, the Company shall be entitled to specific performance to cause Parent and Merger Sub to cause the Equity Financing to be funded and to consummate the Closing if, and only if, (i) Parent is required to consummate the Closing pursuant to Section 2.2, and Parent fails to consummate the Closing by the date the Closing is required to have occurred pursuant to Section 2.2, (ii) the Debt Financing has been funded or will be funded in accordance with the terms and conditions of the Debt Financing at the Closing if the Equity Financing is funded at the Closing, and (iii) the Company has irrevocably confirmed in writing to Parent that if the Equity Financing and Debt Financing (including any alternative financing that has been obtained in accordance with Section 6.14) are funded, then the Company will take such actions that are required of it to cause the Closing to occur in accordance with Section 2.2 (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and Parent has failed to consummate the closing within three Business Days after receipt of such irrevocable conditions. For the avoidance of doubt, (i) in no event shall the Company be entitled to specifically enforce (or to bring any action or proceeding in equity seeking to specifically enforce) Parent’s rights under the Commitment Letters to cause the Debt Financing and/or Equity Financing to be funded or to effect the Closing other than as expressly provided in the immediately preceding sentence with respect to the Equity Financing, and (ii) in no event shall the Company be entitled to seek to specifically enforce any provision of this Agreement or to obtain an injunction or injunctions, or to bring any other action or proceeding in equity in connection with the transactions contemplated by this Agreement, against Parent other than under the circumstances expressly set forth in this Section 9.11. The Parties further agree that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.11(b), and each Party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c) The Parties’ rights in this Section 9.11 are an integral part of the Transactions and each Party hereby waives any objections to any remedy referred to in this Section 9.11 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party.

9.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Electronic transmission of any signed original document or retransmission of any such signed transmission will be deemed the same as delivery of an original.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written.

PARENT:

Maury Microwave, Inc.

By:	/s/ Michael Howo
Name:	Michael Howo
Title:	Chief Executive Officer

MERGER SUB:

Troy Merger Sub, Inc.

By:	/s/ Euan G. Milne
Name:	Euan G. Milne
Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written.

THE COMPANY:

Wireless Telecom Group, Inc.

By:	/s/ Timothy Whelan
Name:	Timothy Whelan
Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

ANNEX I

Defined Terms

“ACA” has the meaning set forth in Section 4.16(d).

“Acceptable Confidentiality Agreement” means a confidentiality agreement entered into after the date hereof that contains terms that (a) are no less restrictive in the aggregate to the Company’s counterparty thereto than those contained in the Confidentiality Agreement, and except for such changes necessary in order for the Company to comply with its obligations under this Agreement (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision), and (b) do not restrict the Company from complying with its disclosure obligations to Parent under Section 6.6.

“Acquisition Proposal” means any offer or proposal from a Person (other than a proposal or offer by Parent or any Parent Subsidiary) at any time relating to any transaction or series of related transactions (other than the Transactions) involving: (a) any acquisition or purchase by any person, directly or indirectly, of more than 15% of the total voting power of the equity securities of the Company, or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any person beneficially owning more than 25% of the total voting power of the equity securities of the Company; (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a person pursuant to which the shareholders of the Company immediately preceding such transaction hold less than 85% of the total voting power of the equity interests in the surviving, resulting or ultimate parent entity of such transaction; or (c) any sale, lease, exchange, transfer or other disposition to a person of more than 15% of the consolidated assets of the Company and the Company Subsidiaries, taken as a whole (measured by the fair market value thereof).

“Affiliate” of, or “Affiliated” with, means, when used with respect to a specified Person, any other Person controlling, directly or indirectly controlled by, or under common control with the specified Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of the Person whether through the ownership of voting securities or by Contract.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Book-Entry Shares” means shares evidenced by way of book-entry in the register of shareholders of the Company immediately prior to the Effective Time.

“Business Day” means (i) a day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or (ii) in the case of determining a date when any payment is due, any day other than a Saturday, Sunday or other day on which commercial banks in Parsippany, New Jersey are authorized or required by Law to close.

“Business Systems” means Software, computer firmware, computer hardware, electronic data processing, telecommunications networks, network equipment, interfaces, platforms, peripherals, computer systems, and information contained therein or transmitted thereby, including any outsourced systems and processes, in each case used or relied upon by the Company or any Company Subsidiary in the conduct of the business.

Annex I-Page 1

“Cancelled Shares” has the meaning set forth in Section 3.1(a).

“Cash” means the aggregate amount of all cash and cash equivalents held by the Company and the Company Subsidiaries, including but not limited to money market accounts, marketable securities, and other liquid assets, determined in accordance with GAAP.

“Change of Recommendation” has the meaning set forth in Section 6.6(a).

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitment Letters” has the meaning set forth in Section 5.5.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Acquisition Agreement” has the meaning set forth in Section 6.6(a).

“Company Board of Directors” has the meaning set forth in Recital B of this Agreement.

“Company Board Recommendation” has the meaning set forth in Recital B of this Agreement.

“Company Capitalization Date” has the meaning set forth in Section 4.4(a).

“Company Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

“Company Data” has the meaning set forth in Section 4.13.

“Company Disclosure Letter” has the meaning set forth in the introductory paragraph to ARTICLE IV.

“Company Employees” has the meaning set forth in Section 4.15(a).

“Company Equity Award” means any equity compensation award granted or awarded under the Company Stock Plans or otherwise by the Company.

“Company Governing Documents” means the Certificate of Incorporation of the Company, as amended, and the Bylaws of the Company, as amended.

“Company Intellectual Property” means, collectively, all Owned Intellectual Property and Licensed Intellectual Property.

Annex I-Page 2

“Company Leased Real Property” has the meaning set forth in Section 4.9.

“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to: (x) have a material adverse effect on the financial condition, business or operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that no Effects to the extent resulting or arising from or relating to any of the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred: (a) any changes or developments in United States, regional, global, or international economic conditions, including any changes or developments affecting financial, credit, foreign exchange, or capital market conditions; (b) any changes or developments in conditions in the industries in which the Company and the Company Subsidiaries operate and any seasonal fluctuations in the business of the Company and the Company Subsidiaries; (c) any changes or developments in political, geopolitical, regulatory, or legislative conditions in the United States or any other country or region of the world; (d) any changes or developments in GAAP or the interpretation thereof (e) any changes or developments in applicable Law or the interpretation thereof, (f) any failure by the Company to meet any internal or published projections, estimates, forecasts or expectations of the Company’s revenue, earnings, or other financial performance or results of operations for any period, in and of itself or any failure by the Company to meet its internal budgets, plans, guidance, estimates or forecasts of its revenues, earnings, or other financial performance or results of operations, in and of itself (it being understood that the events or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); (g) any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation, or escalation of a war, acts of armed hostility, weather conditions, natural disasters, or other force majeure events, including any material worsening of such conditions threatened or existing as of the date hereof, (h) any epidemic, pandemic or disease outbreak (including COVID-19) and any political or social conditions, including civil unrest, protests and public demonstrations or any other law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization, any “sheltering in place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any change in such law (including COVID-19 Measures), directive, pronouncement or guideline or interpretation thereof or the action of any Third Party arising out of or relating to any of the foregoing, in each case, following the date hereof or any material improvement or worsening of such conditions threatened or existing as of the date hereof; (i) the execution and delivery of this Agreement, the identity of Parent or any Parent Subsidiary or any communication by Parent or its Subsidiaries regarding the plans or intentions of Parent with respect to the conduct of the business of the Surviving Corporation or its Subsidiaries, the pendency or consummation of this Agreement, the Merger and the other Transactions or the public announcement of this Agreement or the Transactions, including any litigation arising out of or relating to this Agreement or the Transactions (provided that this clause (i) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of this Agreement, the pendency or consummation of this Agreement, the Merger, and the other Transactions); (j) any action or failure to take any action which action or failure to act is requested in writing by Parent or otherwise expressly required by this Agreement (other than pursuant to Section 6.1(a)), or (k) any change in the price or trading volume of the Company Common Stock (it being understood that the facts or occurrences giving rise or contributing to such change that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); provided that with respect to the exceptions set forth in clauses (a), (b), (c), (d), (e), (g) and (h), if such Effect has had a disproportionate adverse effect on the Company or any Company Subsidiary relative to other companies operating in the industries in which the Company and the Company Subsidiaries operate, then only the incremental disproportionate adverse effect of such Effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred; or (y) prevent or materially impair or delay the ability of the Company to perform its material obligations under this Agreement or to consummate the Transactions prior to the Outside Date.

Annex I-Page 3

“Company Options” means any options to purchase Company Common Stock outstanding under the Company Stock Plans.

“Company Plan” has the meaning set forth in Section 4.16(a).

“Company Preferred Stock” means the Preferred Stock, $0.01 par value per share, of the Company.

“Company Products” means any and all products (including Software and services) that are or have been in the three years prior to the date of this Agreement marketed, offered, sold, licensed, made available, or distributed by the Company or any Company Subsidiary.

“Company Real Property Leases” has the meaning set forth in Section 4.9.

“Company Restricted Stock Award” means any awards of shares of restricted Company Common Stock outstanding under any Company Stock Plan that are, at the time of determination, subject to vesting, forfeiture or repurchase by the Company.

“Company RSU Award” means any awards of restricted stock units under any Company Stock Plan that are, at the time of determination, subject to vesting, forfeiture or repurchase by the Company.

“Company SEC Documents” has the meaning set forth in Section 4.6(a).

“Company Stock Plans” means (i) the Amended and Restated 2012 Incentive Compensation Plan of the Company and (ii) the 2021 Incentive Compensation Plan of the Company.

“Company Shareholder Approval” has the meaning set forth in Section 4.2(a).

“Company Shareholders” means holders of Company Common Stock.

“Company Shareholders Meeting” has the meaning set forth in Section 6.7(c).

“Company Subsidiary” means a Subsidiary of the Company.

“Company Termination Fee” has the meaning set forth in Section 8.2(b)(i).

Annex I-Page 4

“Company Transaction Litigation” has the meaning set forth in Section 6.3(d).

“Company Unvested Restricted Shares” means any shares of Company Common Stock that were issued as restricted Company Common Stock pursuant to a Company Restricted Stock Award and that are, at the time of determination, subject to vesting, forfeiture or repurchase by the Company.

“Company Unvested RSUs” means any shares of Company Common Stock that were issued as restricted Company Common Stock pursuant to a Company RSU Award and that are, at the time of determination, subject to vesting, forfeiture or repurchase by the Company.

“Company Warrant” means an outstanding Company warrant.

“Confidentiality Agreement” means that certain Confidentiality and Non-Disclosure Agreement, dated April 29, 2022, by and between Artemis Capital Associates III, LLC and the Company.

“Continuing Employees” has the meaning set forth in Section 6.12(b).

“Contract” means any binding agreement, contract, lease, obligation, promise, or undertaking (whether written or oral); provided that Contracts shall exclude statements of work, sales orders and purchase orders entered into in the ordinary course of business.

“COVID-19” means SARSCoV2 or COVID-19, and all evolutions thereof or related or associate epidemics, pandemic or disease outbreaks.

“COVID-I9 Measures” means any binding quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other law, order or directive by any Governmental Authority in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security (CARES) Act.

“Customs and International Trade Laws” means any Law concerning the importation of merchandise, the export or re-export of goods, technology, Software, data or services, including but not limited to the Tariff Act of 1930 as amended and other laws and programs administered or enforced by U.S. Customs and Border Protection and its successor agencies, the Export Administration Act of 1979 as amended, the Export Control Reform Act of 2018, the Export Administration Regulations, the International Emergency Economic Powers Act as amended, the Arms Export Control Act, the International Traffic in Arms Regulations, Executive Orders of the President of the United States regarding economic sanctions and restrictions on transactions with designated entities (including countries, terrorists, organizations and individuals), the economic sanctions administered by the United States Department of the Treasury, Office of Foreign Assets Control, the anti-boycott regulations administered by the United States Department of Commerce, and the antiboycott provisions administered by the United States Department of Treasury.

“Dataroom” means the electronic dataroom established for “Project Troy” hosted by Finsight Group, Inc. on the CapLinked platform.

“Debt Commitment Letter” has the meaning set forth in Section 5.5.

“Debt Financing” has the meaning set forth in Section 5.5.

Annex I-Page 5

“Debt Financing Sources” means the financial institutions, agents, arrangers, lenders, and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing, including the parties to the Debt Commitment Letter, whether by commitment letter, joinder agreement, credit agreement, or indenture (or similar definitive financing documents), and each other Person that commits to provide or otherwise provides any portion of the Debt Financing, in each case, together with their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, shareholder, members, partners, controlling persons, agents, advisors and representatives and their respective successors and assigns.

“Dissenting Shares” has the meaning set forth in Section 3.2.

“Effect” means any change, effect, development, circumstance, condition, state of facts, event, or occurrence.

“Effective Time” has the meaning set forth in Section 2.3.

“Environmental Claim” means any and all administrative or judicial actions, suits, orders, claims, litigation, citation, audit, liens, notices, notices of violations, investigations, complaints, requests for information, proceedings, or other communication (written or oral), whether criminal or civil, pursuant to or relating to any applicable Environmental Law or Environmental Permit.

“Environmental Laws” means all Laws relating to the environment, preservation or reclamation of natural resources, the presence, management or Release of Hazardous Substances, or to human health and safety relating to exposure to Hazardous Substances, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), each of their state and local counterparts or equivalents, each of their foreign and international equivalents, and any transfer of ownership notification or approval statute relating to the presence or Release of Hazardous Substances (including the Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.), as each has been amended and the regulations promulgated pursuant thereto.

“Environmental Permit” means any Permit required under or issued, granted, given, authorized by or made pursuant to any Environmental Law.

“Equity Cancellation Payments” has the meaning set forth in Section 3.3(a).

“Equity Commitment Letters” has the meaning set forth in Section 5.5.

“Equity Financing” has the meaning set forth in Section 5.5.

Annex I-Page 6

“Equity Investor” has the meaning set forth in Section 5.5.

“ERISA” has the meaning set forth in Section 4.16(a).

“ERISA Affiliate” means any corporation or trade or business under common control with the Company as determined under Sections 414(b), (c), (m), or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Fund” has the meaning set forth in Section 3.3(a).

“Exhibits” means any or all of the exhibits attached to and made a part of this Agreement.

“Financing” has the meaning set forth in Section 5.5.

“Fraud” means, with respect to a Party, fraud as defined by the common law of the state of Delaware, excluding any claim for equitable fraud, promissory fraud, unfair dealings fraud, constructive fraud, negligent misrepresentation or any other claim or basis of recovery based solely on negligence or recklessness, only with respect to the express representations and warranties of such Party contained in this Agreement.

“FS Provisions” has the meaning set forth in Section 9.2(b).

“GAAP” means U.S. generally accepted accounting principles for financial reporting applied consistently.

“General Enforceability Exceptions” has the meaning set forth in Section 4.2(d).

“Governmental Authority” means any federal, state, local, or foreign government, political subdivision or governmental or regulatory authority, agency, board, bureau, commission, instrumentality, or court or quasi-governmental authority.

“Hazardous Substances” means any material, substance or waste that is defined, classified, or otherwise characterized under or pursuant to, regulated under or with respect to which liability can be imposed under, any Environmental Law as “hazardous,” “toxic,” a “pollutant,” a “contaminant,” “radioactive” or words of similar meaning or effect, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, urea formaldehyde insulation, silica, per- and polyfluoroalkyl substances, and chlorofluorocarbons and all other ozone-depleting substances.

Annex I-Page 7

“Indebtedness” means, with respect to the Company and the Company Subsidiaries, without duplication: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or debt securities; (iii) all obligations arising from, under or in respect of any letters of credit and bankers’ acceptances or any surety, performance or similar bonds issued for the account of or with respect to such Person, in each case, solely to the extent drawn or called; (iv) all obligations of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than a Permitted Lien) on property owned or acquired by such Person; (v) all obligations under leases required to be recorded as capital leases in accordance with GAAP (without giving effect to the adoption of Accounting Standards Codification 842); (vi) all obligations for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables incurred in the ordinary course of business which are not more than 90 days past due) and including, for the avoidance of doubt, any earnouts or similar obligations related to past acquisitions; (vii) all obligations with respect to interest rate protection agreements, interest rate swap agreements, non-U.S. currency exchange agreements, or other interest or exchange rate hedging agreements or arrangements, assuming the termination of such agreements or arrangements (which may be a positive or negative number); (viii) deferred rent, (ix) deferred revenue, (x) all Taxes deferred under any COVID-19 Measures; (xi) all guarantees of such Person in connection with any of the foregoing; and (xii) all fees, accrued and unpaid interest, premiums or penalties related to any of the foregoing.

“Indemnified Parties” has the meaning set forth in Section 6.13(a).

“Information Systems” means all computer hardware and telecommunications systems used by the Company.

“Intellectual Property” means all right, title and interest in or relating to intellectual property, whether protected, created or arising under the Laws of the United States and foreign jurisdictions, including: (a) patents, patent disclosures, patented and patentable designs and inventions, all design, plant and utility patents, letters patent, utility models, pending patent applications and provisional applications, and all issuances, divisions, continuations, continuations-in-part, reissues, extensions, reexaminations and renewals of such patents and applications; (b) trademarks, service marks, trade dress, corporate names, fictitious business names, logos, and slogans, whether or not registered, together with all goodwill associated with each of the foregoing; (c) Internet domain names; (d) copyrights and original works of authorship in any medium of expression, whether or not registered or published; (e) registrations and applications for any of the foregoing; (f) trade secrets, confidential information, technical data, and know-how, and other non-public or proprietary information (whether or not patentable), including such rights in product formulae, manufacturing processes and techniques, ideas, compositions, inventor’s notes, discoveries and improvements, know-how, testing information, research and development information, inventions, invention disclosures, unpatented blueprints, drawings, specifications, designs, plans, proposals, technical data, business and marketing plans, marketing analytic and data, market surveys, and customer and user lists and information (“Trade Secrets”); (g) Software; (h) rights of publicity and rights of privacy, including rights to the use of names, likenesses, images, voices, signatures and biographical information of real persons; (i) any and all other intellectual or industrial property rights and foreign equivalent or counterpart rights and forms of protection of a similar or analogous nature to any of the foregoing or having similar effect in any jurisdiction throughout the world; and (j) all rights to sue at law or in equity and recover and retain damages, costs and attorneys’ fees for past, present and future infringement and any other rights relating to any of the foregoing, including the right to receive all proceeds therefrom (including license fees, royalties, income, payments, claims, damages, and proceeds of a suit in any country).

“Internal Controls” has the meaning set forth in Section 4.6(e).

Annex I-Page 8

“Intervening Event” means any Effect that is material to the Company and the Company Subsidiaries (taken as a whole) and was not known by or the material consequences of which (based on facts known to members of the Company Board of Directors as of the date of this Agreement) were not reasonably foreseeable to the Company or the Company Board of Directors as of or prior to the date hereof; provided, however, that in no event shall the following events, changes, or developments constitute an Intervening Event: (a) the receipt, existence, or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (b) changes in the market price or trading volume of the Company Common Stock (it being understood, however, in the case of this clause (b), that any underlying cause thereof may be taken into account for purposes of determining whether an Intervening Event has occurred), (c) changes in general economic, political, or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond, or debt prices), (d) changes in GAAP, other applicable accounting rules or applicable Law or, in any such case, changes in the interpretation thereof, or (e) natural disasters, epidemics, or pandemics (including the existence and impact of the COVID-19 pandemic), provided, that with respect to clauses (c)-(e), except if and to the extent that such Effect has a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other companies in the industries in which the Company and the Company Subsidiaries operate.

“IRS” means the United States Internal Revenue Service or any successor Governmental Authority.

“Knowledge” means with respect to (a) the Company, the actual knowledge of Timothy Whelan, Michael Kandell, or Daniel Monopoli, after reasonable inquiry of their respective direct reports, and (b) Parent or Merger Sub, the actual knowledge of Michael Howo after reasonable inquiry of his direct reports.

“Law” or “Laws” means any and all federal, state, local, or foreign statutes, laws (including common law), ordinances, codes, regulations, orders, decrees, judgments, and rules of any Governmental Authority, in each case as amended and in effect from time to time.

“Letter of Transmittal” has the meaning set forth in Section 3.3(b)(i).

“Licensed Intellectual Property” shall mean Intellectual Property that is owned by another Person and that the Company or any Company Subsidiary uses or holds for use.

“Liens” means all liens, encumbrances, mortgages, pledges, security interests, charges, options, preemptive rights, rights of first refusal, reservations, restrictions, or other encumbrances or defects in title.

“made available” means, unless the context otherwise clearly requires, as provided in the Dataroom by 10:00 a.m. Eastern Time on the date of this Agreement and not removed from the Dataroom prior to the Closing Date.

“Material Contract” has the meaning set forth in Section 4.10(a).

“Material Customer” has the meaning set forth in Section 4.11(a).

Annex I-Page 9

“Material Customer Agreement” has the meaning set forth in Section 4.11(a).

“Material Supplier” has the meaning set forth in Section 4.11(b).

“Material Supplier Agreement” has the meaning set forth in Section 4.11(b).

“Merger” has the meaning set forth in Recital A of this Agreement.

“Merger Consideration” has the meaning set forth in Section 3.1(b).

“Merger Filing” has the meaning set forth in Section 2.3.

“Merger Sub” has the meaning set forth in the preamble of this Agreement.

“New Plans” has the meaning set forth in Section 6.12(c).

“NJBCA” has the meaning set forth in Recital A of this Agreement.

“NYSE” means the New York Stock Exchange American.

“Off-the-Shelf Software License” shall mean licenses for commercial, “off-the-shelf” Software available on standard, non-discriminatory terms and conditions for an annual or one time license fee of no more than $25,000.

“Old Plans” has the meaning set forth in Section 6.12(c).

“Open Source Licenses” means any license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses or the Free Software Foundation and listed at https://www.gnu.org/licenses/license-list.en.html, and any similar license for “free,” “publicly available” or “open source” software.

“Option Consideration” has the meaning set forth in Section 3.4(a).

“Ordinary Course Licenses” means non-exclusive (except in the case of clause (v)) licenses contained in (a) customer subscription, terms of use or terms of service, license, services or other customer or end-user agreements, in each case, with respect to Company Products or custom applications on a form made available to Parent, (b) confidentiality agreements, or (c) agreements based on a form used by the Company or any Company Subsidiary that has been made available to Parent, including each form of (i) software development kit (SDK), connector, or API agreement, (ii) distributor, reseller, or sales representatives agreement, (iii) agreement with employees and independent contractors, (iv) vendor, professional services, outsourced development, consulting, support, maintenance or other inbound software or services agreements and (v) perpetual, royalty-free licenses granted upon termination or expiration of the Company’s customer agreements with any Governmental Authority, in each case that are entered into by the Company or any Company Subsidiary in the ordinary course of business, but excluding any inbound exclusive licenses.

Annex I-Page 10

“ordinary course of business” means (a) with respect to the Company, a Company Subsidiary, Parent, or a Parent Subsidiary, the ordinary and usual course of business of such Person consistent in nature, scope, frequency, timing and magnitude with past practice, or (b) with respect to any individual, any action or inaction taken by such individual if such action or inaction is taken in the ordinary course of such individual’s normal day-to-day operations consistent in nature, scope, frequency, timing and magnitude with past practice.

“Outside Date” has the meaning set forth in Section 8.1(b).

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary, including the Registered Intellectual Property.

“Parent” has the meaning set forth in the preamble of this Agreement.

“Parent Disclosure Letter” has the meaning set forth in the introductory paragraph to ARTICLE V.

“Parent Entity” or “Parent Entities” has the meaning set forth in the preamble of this Agreement.

“Parent Material Adverse Effect” means any Effect that materially impairs, or prevents or materially delays, the ability of Parent and Merger Sub to consummate the Merger and the other Transactions.

“Parent Subsidiary” means a Subsidiary of Parent.

“Parent Termination Fee” has the meaning set forth in Section 8.2(b)(iv).

“Party” or “Parties” has the meaning set forth in the preamble of this Agreement.

“Paying Agent” has the meaning set forth in Section 3.3(a).

“Permit” means any authorization, permit, consent, license, registration, or approval granted by any Governmental Authority (excluding any authorizations, permits, consents, or approvals of a Governmental Authority arising out of such Governmental Authority’s relationship with the Company as a customer, partner, or other similar relationship in the ordinary course of business).

Annex I-Page 11

“Permitted Liens” means any Lien (a) for Taxes or governmental assessments, charges or claims of payment not yet due or that is being contested in good faith by appropriate proceedings where adequate reserves have been established in accordance with GAAP, (b) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar Lien arising by operation of Law in the ordinary course of business for amounts not yet delinquent, (c) which is specifically disclosed on the most recent consolidated balance sheet of the Company or the notes thereto included in the Company SEC Documents as of the date hereof, (d) which is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements, (e) which is imposed on the underlying fee interest in real property subject to a real property lease, (f) that arises as a result of a non-exclusive license or other non-exclusive grant of rights under Intellectual Property, (g) that arises from pledges or deposits to secure obligations pursuant to workers’ compensation Laws, unemployment insurance, social security, retirement, and similar Laws or similar legislation or to secure public or statutory obligations, including rights of setoff, (h) that is an immaterial defect, imperfection, or irregularity in title, charge, easement, covenant, and right of way of record or zoning, building, and other similar restriction, in each case that do not (and would not reasonably be expected to) adversely affect in any material respect the current use of the applicable property owned, leased, used, or held for use by the Company or any Company Subsidiary (including, without limitation, any Company Leased Real Property), (i) that is a pledge or deposit to secure performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds, and other obligations of a similar nature that, in each case, is not material, (j) that arises under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (k) that attach to inventory held by consignees in the ordinary course of business, and (l) that has arisen in the ordinary course of business and does not adversely affect the value, ownership, use, or operation of the property subject thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or Governmental Authority.

“Personal Information” means information that identifies or can be used to directly or indirectly identify, describe, contact, locate, or otherwise be related to or associated with an individual or household.

“Present Fair Salable Value” has the meaning set forth in Section 5.6.

“Privacy Requirements” has the meaning set forth in Section 4.13.

“Proceeding” means any action, suit, claim, investigation, review, or other judicial or administrative proceeding, at Law or in equity, before or by any Governmental Authority or arbitration panel.

“Prohibited Conditions” has the meaning set forth in Section 6.14(d).

“Proxy Statement” has the meaning set forth in Section 4.24.

“Qualified Plan” has the meaning set forth in Section 4.16(d).

“R&W Insurance Policy” means, together with its associated binder Agreement, that certain buyer-side representations and warranties insurance policy, obtained by Parent in connection with this Agreement and bound as of the date of this Agreement.

“Registered Intellectual Property” means all Owned Intellectual Property that is the subject of an application, certificate, filing or registration issued by, filed with, or recorded by, any Governmental Authority or other public legal authority or registrar in any jurisdiction throughout the world.

Annex I-Page 12

“Release” means release, spill, emission, discharge, leaking, pouring, dumping or emptying, pumping, injection, deposit, disposal, dispersal, migration or leaching into the indoor or outdoor environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.

“Required Amount” has the meaning set forth in Section 5.5.

“Restraints” has the meaning set forth in Section 7.1(b).

“Restricted Stock Consideration” has the meaning set forth in Section 3.4(b).

“RSU Consideration” has the meaning set forth in Section 3.4(c).

“Sanctioned Person” means, at any time, (i) any Person listed in any sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or the United States Department of State, or by the United Nations Security Council, the European Union or any EU member state, or any similar Governmental Authority; (ii) any Person located, organized or resident in a country or territory subject to comprehensive Sanction Laws; or (iii) any Person owned 50% or more, directly or indirectly, by any one or more such Person.

“Sanctions Laws” means all Laws providing for economic or financial sanctions or trade embargoes that are imposed, administered or enforced by any Governmental Authority, including those of the Office of Foreign Assets Control of the United States Department of Treasury, the Bureau of Industry and Security administered by the United States Department of Commerce, the United Nations Security Council, Her Majesty’s Treasury of the United Kingdom or the European Union.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SEC” means the U.S. Securities Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Providers” has the meaning set forth in Section 4.15(a).

“Site” means the Company Leased Real Property and any other real property currently or previously owned, leased or operated by: (i) the Company or any Company Subsidiary; (ii) any legal predecessors of the Company or any Company Subsidiary; or (iii) any entities previously owned or controlled by the Company or any Company Subsidiary, in each case, including all soil, subsurface soil, surface waters and groundwater thereat and thereunder.

Annex I-Page 13

“Software” means, except to the extent generally available for purchase from a Third Party, any and all (a) computer programs, including any and all software implementations of algorithms, models, and methodologies, whether in source code or object code, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow-charts, and other work product used to design, plan, organize, and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons, and icons, and (d) all documentation including user manuals and other training documentation related to any of the foregoing.

“Solvent” has the meaning set forth in Section 5.6.

“Stock Certificate” means a certificate representing any shares of Company Common Stock.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership, or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner or managing member of such partnership.

“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to 15% and 85% being deemed to be replaced with references to 50%) by a Third Party, which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors would, if consummated, result in a transaction more favorable to the Company Shareholders from a financial point of view than the Merger, taking into account all relevant factors (including all the terms and conditions of such proposal or offer (including the transaction consideration, break-up fees, expense reimbursement provisions, conditionality, timing, certainty of financing or regulatory approvals, and likelihood of consummation), and this Agreement (and, if applicable, any changes to the terms of this Agreement proposed by Parent pursuant to Section 6.6(f))).

“Surviving Corporation” has the meaning set forth in Section 2.1.

“Takeover Statute” means any “business combination,” “control share acquisition,” “fair price,” “moratorium,” or other takeover or anti-takeover statute or similar Law.

“Tax” or “Taxes” (or “Taxable” where the context requires) means any and all U.S. federal, state, local, or non-U.S. net or gross income, gross receipts, net proceeds, built-in gains, sales, use, ad valorem, value added, franchise, margins, withholding, payroll, employment, excise, property, unclaimed property, escheat, deed, stamp, alternative or add-on minimum, profits, windfall profits, transaction, license, business license, lease, service, service use, occupation, severance, energy, unemployment, social security, workers’ compensation, capital, premium, recapture, environmental (including taxes under Section 59A of the Code), customs, duties, net worth, registration, business license fees, estimated, and other taxes, fees, assessments, or charges, whether disputed or not, together with any interest, penalties, additions to tax, or additional amounts with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” means any report, statement, form, return, or other document or information required to be supplied to a Governmental Authority responsible for Taxes in connection with Taxes.

“Third Party” means a Person that is not a Party or Affiliated with a Party.

“Transactions” has the meaning set forth in Recital B of this Agreement.

“VEBA” has the meaning set forth in Section 4.16(a).

“Warrant Consideration” has the meaning set forth in Section 3.4(d).

Annex I-Page 14

ANNEX II

Interpretation

1. All references to Sections, Articles, Exhibits, or Annexes are to Sections, Articles, Exhibits, or Annexes of this Agreement.

2. The words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

3. Accounting terms that are not otherwise defined in this Agreement have the meanings given to them under GAAP, and if the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement will control.

4. “$” refers to U.S. dollars.

5. The terms “include,” “includes,” and “including” are not limiting, but rather shall be deemed to be followed by the words “without limitation” if such words or the equivalent thereof are not present.

6. The terms defined in Annex I and elsewhere in this Agreement include the plural as well as the singular.

7. Pronouns refer to the masculine, feminine, or neuter gender as the identity of the applicable Person may require.

8. Captions and headings are only for reference.

9. The term “day” refers to a calendar day unless expressly identified as a Business Day.

Annex II-Page 1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “First Amendment”) dated as of June 8, 2023, is by and among Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Parent (“Merger Sub”), and Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”). Parent, Merger Sub and the Company are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

RECITALS

A. The Parties have entered into that certain Merger Agreement, dated May 24, 2023 (the “Merger Agreement”).

B. The Parties desire to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Amendment to Merger Agreement. The second sentence of Section 6.7(a) of the Merger Agreement is hereby amended and restated as follows: The Company shall, in no event later than June 16, 2023, prepare and file with the SEC the preliminary proxy statement.

2. Authority. Each party has all requisite corporate power and authority to execute and deliver this First Amendment and to perform its obligations hereunder. No other corporate proceedings are necessary to authorize the performance of any Party’s obligations under this First Amendment or the performance of its obligations hereunder.

3. Governing Law. The provisions of Section 9.7 of the Merger Agreement shall be incorporated as if set forth herein, mutatis mutandis.

4. Effect of the Amendment. Except as expressly provided in this First Amendment, all of the terms and provisions of the Merger Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Parties. This First Amendment shall form a part of the Merger Agreement for all purposes. From and after the execution of this First Amendment by the Parties, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. Notwithstanding the foregoing, references to the date of the Agreement, and references to “the date hereof” in the Agreement and “the date of this Agreement” shall continue to refer to May 24, 2023.

5. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Electronic transmission of any signed original document or retransmission of any such signed transmission will be deemed the same as delivery of an original.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first written.

PARENT:

Maury Microwave, Inc.

By:	/s/ Michael Howo
Name:	Michael Howo
Title:	Chief Executive Officer

MERGER SUB:

Troy Merger Sub, Inc.

By:	/s/ Euan G. Milne
Name:	Euan G. Milne
Title:	Chief Executive Officer

Signature Page to First Amendment to Agreement and Plan of Merger

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first written.

THE COMPANY:

Wireless Telecom Group, Inc.

By:	/s/ Timothy Whelan
Name:	Timothy Whelan
Title:	Chief Executive Officer

Signature Page to First Amendment to Agreement and Plan of Merger

ANNEX B

FORM OF SHAREHOLDER VOTING AND SUPPORT AGREEMENT

B-1

Execution Version

SHAREHOLDER VOTING AND SUPPORT AGREEMENT

This SHAREHOLDER VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of May 24, 2023, by and among Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), and [_____] (“Stockholder”). Parent, Merger Sub and Stockholder are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

BACKGROUND

A. Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub, and the Company are entering into that certain Agreement and Plan of Merger dated as of the date of this Agreement (as the same may be amended or supplemented, the “Merger Agreement”), which provides (subject to the terms and conditions set forth therein) for the merger of Merger Sub with and into the Company, with the Company as the surviving entity (capitalized terms used but not defined herein shall have the meaning given to them in the Merger Agreement).

B. As of the date hereof, Stockholder is the record and/or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) of the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), options to purchase shares of Company Common Stock under the Company Stock Plans (“Company Options”), awards of shares of restricted Company Common Stock outstanding under the Company Stock Plan that are subject to vesting, forfeiture or repurchase by the Company (the “Company Restricted Stock Awards”), and awards of restricted stock units under the Company Stock Plans that are subject to vesting, forfeiture or repurchase by the Company (the “Company RSU Awards”), in each case set forth opposite Stockholder’s name on Schedule A (all such shares of Company Common Stock set forth on Schedule A next to Stockholder’s name, together with any shares of Company Common Stock that are hereafter directly or indirectly acquired by Stockholder prior to the termination of this Agreement, including for the avoidance of doubt any shares of Company Common Stock acquired by Stockholder upon the exercise or vesting of Company Stock Options, Company Restricted Stock Awards, or Company RSU Awards after the date hereof, being referred to herein as the “Subject Shares”).

C. As a condition and material inducement to Parent and Merger Sub entering into the Merger Agreement, Parent and Merger Sub have requested that the Stockholder agrees, and, in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholder is willing to agree, to the matters set forth herein.

B-2

In consideration of the foregoing and the representations, warranties, covenants, agreements, obligations, and undertakings set forth in the herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follow:

1. SUPPORT AND VOTING AGREEMENTS AND MERGER RELATED PROVISIONS

1.1. Agreement to Vote. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the Company Shareholders, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the Company Shareholders, Stockholder shall, in each case to the fullest extent that Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) in favor of approving the transactions contemplated by Merger Agreement, (ii) against any action or agreement that is intended or would reasonably be expected to result in any of the conditions to closing set forth in the Merger Agreement not being satisfied on or before the Outside Date, and (iii) against any other action, agreement or transaction involving the Company or any Company Subsidiary that is intended, or would reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone, materially adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement. Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company Shareholders generally.

1.2. Irrevocable Proxy. Solely with respect to the matters described in Section 1.2, for so long as this Agreement has not been validly terminated in accordance with its terms, Stockholder hereby irrevocably appoints the Company (and any Person or Persons designated by the Company) as its attorney-in-fact and proxy with full power of substitution and resubstitution, to the full extent of Stockholder’s voting rights with respect to all the Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest) to vote (or issue instructions to the record holder to vote), and to execute (or issue instructions to the record holder to execute) written consents with respect to, all Subject Shares solely on the matters described in Section 1.2, and in accordance therewith. This proxy is coupled with an interest, was given to secure the obligations of Stockholder under Section 1.2, was given in consideration of and as an additional inducement of the Company to enter into the Merger Agreement and shall be irrevocable, and Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein and hereby revokes any proxy previously granted by Stockholder with respect to the Subject Shares. Such proxy shall not be terminated by operation of any Law or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with its terms. With the prior written consent of Parent, the Company may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement pursuant to Section 5.1.

1.3. Appraisal Rights; Acknowledgments. Stockholder hereby irrevocably and unconditionally waives and agrees not to exercise any rights of appraisal or other similar rights that Stockholder may have under applicable Law and shall not permit any such rights of appraisal or other similar rights to be exercised with respect to Stockholder’s Subject Shares.

B-3

1.4. Agreement not to Transfer or Encumber. Except as provided in this Section 1.5, during the time this Agreement is in effect, Stockholder shall not, directly or indirectly, (a) create or permit to exist any Lien, other than Permitted Liens, on any of the Subject Shares, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any transfer of the Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of the Subject Shares, (e) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Notwithstanding the foregoing, Stockholder may Transfer any Subject Shares (i) to any member of Stockholder’s immediate family, (ii) to a charitable organization, (iii) to a trust for the sole benefit of Stockholder or any member of Stockholder’s immediate family, the sole trustees of which are Stockholder or any member of Stockholder’s immediate family or (iv) by will or under the laws of intestacy upon the death of Stockholder; provided that a transfer referred to in clause (i) through (iv) of this sentence shall be permitted only if all of the representations and warranties in this Agreement with respect to Stockholder would be true and correct upon such Transfer and the transferee agrees in writing, in a manner reasonably acceptable to the Company and Parent, to accept such Subject Shares subject to the terms of this Agreement and to be bound by the terms of this Agreement. If any involuntary Transfer of any of Stockholder’s Subject Shares in the Company shall occur (including a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Notwithstanding the foregoing, Stockholder may make Transfers of its Subject Shares as the Company and Parent may agree in writing in their sole discretion.

1.5. Fiduciary Duties. Nothing in this Agreement will be construed to prohibit, limit, or restrict Stockholder from exercising Stockholder’s fiduciary duties as a director or officer to the Company, its Subsidiaries, or their respective stockholders.

B-4

2. RELEASE

2.1. Release of Claims. Effective upon the Stockholder’s receipt of the aggregate Merger Consideration and Equity Cancellation Payments with respect to such Stockholder’s Subject Shares, Stockholder, on behalf of himself, herself or itself, and on behalf of his, her or its (to the extent applicable) heirs, beneficiaries, executors, trusts, spouse, estate, directors, officers, employees, managers, principals, advisors, stockholders, investors, members, Subsidiaries, administrators, successors, partners, predecessors, and assigns (each, a “Releasor”), hereby fully, irrevocably and unconditionally waives, releases and discharges forever, to the fullest extent permitted by Law, Parent, Merger Sub, the Company, the Company Subsidiaries, the Surviving Corporation, and each of their respective past and present Subsidiaries, Affiliates, predecessors, officers, directors, stockholders, members, managers, partners, employees, representatives, agents, heirs, estates, successors, assigns and agents (each, a “Releasee”), from any and all past, present and future disputes, rights, claims, counter-claims, controversies, demands, liabilities, promises, agreements, contracts, liabilities, debts, encumbrances, costs (including attorneys’ fees and costs incurred), expenses, judgments, damages, losses, actions, causes of action or obligations of every kind and nature, whether direct or indirect, known or unknown, fixed or contingent, accrued or not accrued, liquidated or unliquidated or due or to become due, whether arising or pleaded in law, in equity or otherwise, whether based on fraud, statute, tort, contract or any other basis, in each case to the extent known by Releasee as of the date of execution of this Agreement (collectively, “Claims”), arising out of or relating to, directly or indirectly, Releasor’s capacity as a Company Shareholder and/or Releasor’s direct or indirect ownership interest in the Company (the “Released Claims”). Notwithstanding the foregoing, “Released Claims” shall not include in any respect, any Claims (a) arising from rights of any Releasing Party under (x) the Merger Agreement, (y) any indemnification, exculpation or advancement of expenses under the provisions of the Company Governing Documents, any indemnification agreements with the Releasing Party, or the tail policy to be obtained pursuant to Section 6.13 of the Merger Agreement, or (z) if such Releasing Party is a current or former officer, employee or service provider of the Company or any Company Subsidiary, any claims with respect to salaries, wages, compensation, severance, reimbursable expenses or other health, welfare, retirement or similar benefits that, as of immediately prior to the Effective Time or thereafter, are due, owing, vesting and outstanding or payable or otherwise required to be made available to such Releasing Party in respect of services provided by such Releasing Party to the Company prior to the Effective Time, or (b) which cannot be waived as a matter of law.

2.2. Acknowledgment. The Releasor acknowledges that the Laws of many states, including but not limited to California Civil Code Section 1542, provide substantially the following:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Releasor further acknowledges that such provisions are designed to protect a Person from waiving claims which such Person does not know exist or may exist. Nonetheless, the Releasor agrees that, effective as of the Effective Time, the Releasor shall be deemed to waive any such provision, and further agrees that such Releasor shall not (i) institute any Proceedings based upon, arising out of or relating to any claims being released hereunder, (ii) participate, assist or cooperate in any such Proceedings, or (iii) encourage, assist or solicit any third party to institute any such Proceedings. If the undersigned is a California resident, then the Releasor understands and agrees that all rights under Section 1542 of the Civil Code of the State of California (stated above) are expressly waived by the undersigned. The undersigned represents and warrants to each of the Releasees that the Releasor has not directly or indirectly assigned or otherwise transferred, whether voluntarily or by operation of law, any claim contemplated to be released hereunder.

B-5

3. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Merger Sub that:

3.1. Authorization; Binding Agreement. If Stockholder is not an individual, Stockholder is duly organized and validly existing in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of Stockholder, and Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium and other Laws of general application from time to time in effect affecting creditors’ rights generally, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy (collectively, the “Enforceability Exceptions”). If Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by the Company, Parent, and Merger Sub, is enforceable against Stockholder’s spouse in accordance with its terms, subject to the Enforceability Exceptions.

3.2. Non-Contravention. Neither the execution and delivery of this Agreement by Stockholder nor the consummation of the transactions contemplated hereby nor compliance by Stockholder with any provisions herein will (a) if Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the Governing Documents of Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority on the part of Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any Subject Shares of Stockholder (other than one created by the Company) or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Stockholder or by which any of its Subject Shares are bound, except as would not, in the case of each of clauses (c), (d) and (e), reasonably be expected to adversely affect Stockholder’s ability to timely perform its obligations under this Agreement in any material respect.

B-6

3.3. Ownership of Subject Shares; Total Shares; Voting Power. As of the date hereof, Stockholder is the record and/or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of the Subject Shares and has good and marketable title to all of the Subject Shares free and clear of any Liens except for any Permitted Liens. The Subject Shares listed on Schedule A constitute all of the securities of the Company beneficially owned or owned of record by Stockholder as of the date hereof. As of the date hereof, Stockholder has full voting power with respect to all such Stockholder’s Subject Shares (to the extent such Subject Shares are voting securities), and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares.

3.4. Brokers; Fees and Expenses. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the Merger Agreement based upon arrangements made by or on behalf of Stockholder (other than with respect to arrangement made by or on behalf of the Company).

3.5. Absence of Litigation. There is no Proceeding pending against, or, to the actual knowledge of Stockholder, threatened against Stockholder or any of Stockholder’s properties or assets (including any Subject Shares) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder.

4. ADDITIONAL COVENANTS OF THE STOCKHOLDER

4.1. Exclusivity. From and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 5.1, and subject to Section 6.6 of the Merger Agreement, Stockholder shall not, and shall cause Stockholder’s representatives and agents not to, directly or indirectly, (a) solicit, initiate, or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiry with respect to, or the making, submission or announcement of, an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; (b) participate in any negotiations regarding, or furnish to any person any information relating to the Company or any Company Subsidiary in connection with, an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; (c) adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse, or recommend, any Acquisition Proposal; (d) make any public statement inconsistent with or withdraw, change, amend, modify, or qualify, or otherwise publicly propose to withdraw, change, amend, modify, or qualify, in each case, in a manner adverse to Parent, the Company Board Recommendation; (e) permit the Company to fail to include the Company Board Recommendation in the Proxy Statement; (f) approve, authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle or similar definitive agreement with respect to, or any other definitive agreement or commitment providing for, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.6 of the Merger Agreement); or (g) call or convene a meeting of the company Board of Directors or the Company Shareholders to consider a proposal that would reasonably be expected to materially impair, prevent, or delay the consummation of the Transactions.

B-7

5. MISCELLANEOUS PROVISIONS

5.1. Termination. This Agreement shall terminate and shall have no further force or effect immediately as of and following the earlier of (a) the Effective Time or (b) the valid termination of the Merger Agreement in accordance with its terms; provided, that, in the case of termination of this Agreement pursuant to the foregoing clause (a), Section 2.1 and Section 2.3 shall survive such termination of this Agreement. Notwithstanding the foregoing, nothing herein shall relieve any party hereto from liability for any willful breach of this Agreement that occurred prior to such termination.

5.2. Notices. All notices, requests, demands, and other communications to any Party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, or by electronic mail to the Parties at the address or electronic mail address specified below. Each notice, request, demand, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger, at such time as delivery is refused by the addressee upon presentation, or, with respect to electronic mail, upon transmission so long as there is no return error message, out of office autoreply or other notification of non-delivery received by the sender (provided that, electronic mail received after 5:00 p.m., Eastern Time, shall be deemed received on the next day). Each Party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent.

If to Parent or Merger Sub (or the Surviving Corporation after the Closing) to:

Maury Microwave, Inc.

c/o Artemis Capital Partners

160 Federal Street, 23rd Floor

Boston, MA 02110

E-mail: jward@artemislp.com and emilne@artemislp.com

Attention: James F. Ward and Euan Milne

B-8

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

E-mail: mark.stein@morganlewis.com

Attention: Mark B. Stein

and

Morgan, Lewis & Bockius LLP

One Oxford Centre

32nd Floor

Pittsburgh, PA 15201

E-mail: mark.opitz@morganlewis.com

Attention: Mark L. Opitz

If to the Company to:

Wireless Telecom Group, Inc.

25 Eastmans Road

Parsippany, NJ 07054

Attention: Timothy Whelan

Email: twhelan@wtcom.com

With a copy (which shall not constitute notice) to:

Bryan Cave Leighton Paisner LLP

1290 Avenue of the Americas

New York, New York 10104-3300

Attention: Tara Newell and Aaron Lang

E-mail: tara.newell@bclplaw.com and aaron.lang@bclplaw.com

If to Stockholder to:

The address set forth on Schedule A

5.3. Entire Agreement; Third Party Beneficiaries. This Agreement (together with the Merger Agreement) constitutes the entire agreement and understanding of the Parties with respect to the Transactions and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.

5.4. Amendment, Modification and Waiver. Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each of the Parties.

B-9

5.5. Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

5.6. Governing Law; Consent to Jurisdiction.

(a) GOVERNING LAW. THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION, OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF, OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT) SHALL BE GOVERNED BY, ENFORCED IN ACCORDANCE WITH, AND INTERPRETED UN-DER, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (EXCEPT THAT MATTERS RELATING TO THE FIDUCIARY DUTIES OF THE COMPANY BOARD OF DIRECTORS SHALL BE SUBJECT TO THE LAWS OF THE STATE OF NEW JERSEY).

(b) CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY LOCATED IN WILMINGTON, DELAWARE OR (ONLY TO THE EXTENT THE CHANCERY COURT DECLINES JURISDICTION) THE DELAWARE STATE COURTS OR THE UNITED STATES DISTRICT COURT LOCATED IN WILMINGTON, DELAWARE AND ANY APPELLATE COURT THERE-FROM, OVER ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THIS CONSENT TO JURISDICTION IS BEING GIVEN SOLELY FOR PURPOSES OF THIS AGREEMENT AND IS NOT INTENDED TO, AND SHALL NOT, CONFER CONSENT TO JURISDICTION WITH RESPECT TO ANY OTHER DISPUTE IN WHICH A PARTY TO THIS AGREEMENT MAY BECOME INVOLVED. EACH PARTY CONSENTS TO PROCESS BEING SERVED BY ANY OTHER PARTY TO THIS AGREEMENT IN ANY PROCEEDING OF THE NATURE SPECIFIED IN THIS SECTION 5.6(b) BY THE MAILING OF A COPY THEREOF IN THE MANNER SPECIFIED BY THE PROVISIONS OF SECTION 5.2.

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5.7. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING THE FINANCING). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.

5.8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and, unless the effect of such invalidity or unenforceability would prevent the Parties from realizing the major portion of the economic benefits of this Agreement and the Transactions that they currently anticipate obtaining therefrom, shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

5.9. Enforcement; Remedies. The Parties agree that irreparable injury, for which monetary damages (even if available) would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder) is not performed, or is threatened to be not performed, in accordance with its specific terms or is otherwise breached. Accordingly, it is agreed that, in addition to any other remedy that may be available to it at law or in equity, including monetary damages, each Party shall be entitled to seek an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and any further equitable relief, in each case in accordance with this Section 5.9, this being in addition to any other remedy to which such Party is entitled under the terms of this Agreement.

5.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Electronic transmission of any signed original document or retransmission of any such signed transmission will be deemed the same as delivery of an original.

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IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

PARENT:

MAURY MICROWAVE, INC.

By:
Name:
Title:

MERGER SUB:

TROY MERGER SUB, INC.

By:
Name:
Title:

STOCKHOLDER:

Name: [●]

Schedule A

Company Securities

Stockholder	Company Common Stock	Company Options	Company Restricted Stock Awards	Company RSU Awards
[•]	[•]	[•]	[•]	[•]

ANNEX C

CDX FAIRNESS OPINION

C-1

May 24, 2023

The Board of Directors

Wireless Telecom Group, Inc.

25 Eastmans Road

Parsippany, NJ 07054

Dear Members of the Board of Directors:

We understand that Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger, to be dated as of the date hereof (the “Merger Agreement”), with Maury Microwave, Inc., a Delaware corporation (“Parent”), and Troy Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent. As a result of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than any Cancelled Shares and any Dissenting Shares, shall be converted into the right to receive cash in an amount equal to $2.13 per share (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

The Board of Directors of the Company (the “Board of Directors”) has asked us whether, in our opinion, the Merger Consideration to be paid to the holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders.

In connection with rendering our opinion, we have, among other things:

(i)	reviewed certain internal projected financial data relating to the Company prepared and furnished to us by management of the Company, as approved for our use by the Board of Directors (the “Forecasts”);

(ii)	discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Forecasts (including their views on the risks and uncertainties of achieving the Forecasts);

(iii)	reviewed the reported prices and the historical trading activity of the Company Common Stock;

(iv)	reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

(v)	reviewed a publicly available research analyst estimate;

(vi)	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

C-2

(vii)	compared the financial performance of the Company and the valuation multiples relating to the Merger with those of certain other transactions that we deemed relevant;

(viii)	reviewed the financial terms and conditions of a draft, dated May 24, 2023, of the Merger Agreement; and

(ix)	performed such other analyses and examinations and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. We have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, we have assumed, with the consent of the Board of Directors, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to the Forecasts or the assumptions on which they are based.

For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the final executed Merger Agreement will not differ from the draft Merger Agreement reviewed by us, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver or modification thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of Company Common Stock of the Merger.

We have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

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We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Company Common Stock in the Merger. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. This letter, and our opinion, does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Merger, including as to how any shareholder of the Company should vote or act in respect of the Merger. We are not expressing any opinion as to the prices at which the shares of Company Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

We have acted as financial advisor to the Board of Directors in connection with the Merger and have received an initial fee for our services and will receive additional fees, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Merger. The Company has also agreed to reimburse our out-of-pocket expenses and to indemnify us against certain liabilities arising out of our engagement. During the two-year period prior to the date hereof, Cyndx Advisors, LLC and its affiliates have provided financial advisory or other services to the Company and its affiliates and received fees for the rendering of these services. During the two-year period prior to the date hereof, Cyndx Advisors, LLC and its affiliates have not been engaged to provide financial advisory or other services to Parent and have not received any compensation from Parent during such period. We may provide financial advisory or other services to the Company, Parent or any of their respective affiliates or portfolio companies in the future, and in connection with any such services we may receive compensation.

In the ordinary course of business, Cyndx Advisors, LLC and its affiliates and/or its or their respective employees may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers in the securities, related derivative securities or other financial instruments of or relating to the Company, Parent, potential parties to the Merger and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Company or Parent.

Our financial advisory services and this opinion are provided for the information and benefit of the Board of Directors (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of this opinion has been approved by the Fairness Opinion Committee of Cyndx Advisors, LLC. This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid to the holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Cyndx Advisors, LLC
Cyndx Advisors, LLC
d/b/a CDX Advisors

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PROXY

WIRELESS TELECOM GROUP, INC.

25 EASTMANS ROAD, PARSIPPANY, NEW JERSEY 07054

This Proxy is Solicited on Behalf of the Board of Directors of Wireless Telecom Group, Inc.

The undersigned hereby appoints Messrs. Tim Whelan and Michael Kandell, or either of them, as proxies, each with the power to appoint his substitute and the power to act alone, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on June 27, 2023, at the Special Meeting of Shareholders to be held on August 2, 2023 at 9 a.m. Eastern Time, via live webcast at http://www.virtualshareholdermeeting.com/WTT2023SM, and at any postponement or any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR the approval of the merger agreement, FOR the approval, on a non-binding advisory basis, of the compensation that may be paid or become payable to the company’s named executive officers in connection with the consummation of the merger, and FOR the adjournment of the Special Meeting, if applicable. Completion of the merger is not conditioned upon approval of the merger-related executive compensation proposal or the adjournment proposal.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following proposals:

1.	Approval of the merger agreement.

	FOR:	[ ]

	AGAINST:	[ ]

	ABSTAIN:	[ ]

2.	Approval, on a non-binding advisory basis, of the compensation that may be paid or become payable to the company’s named executive officers in connection with the consummation of the merger.

	FOR:	[ ]

	AGAINST:	[ ]

	ABSTAIN:	[ ]

3.	Adjournment of Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	FOR:	[ ]

	AGAINST:	[ ]

	ABSTAIN:	[ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please indicate if you plan to attend this meeting Yes [  ] No [  ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer or partner.

Signature	Date	Signature (Joint Owners)	Date